NEW ENGLAND ZENITH FUND

 TABLE OF CONTENTS




Letter from the President............................................      A-1

Economic Review......................................................      A-2

State Street Research Money Market Series............................   NEZF-1

Salomon Brothers Strategic Bond Opportunities Series.................   NEZF-7

Salomon Brothers U.S. Government Series..............................  NEZF-18

State Street Research Bond Income Series.............................  NEZF-24

Balanced Series......................................................  NEZF-34

MFS Total Return Series..............................................  NEZF-46

Alger Equity Growth Series...........................................  NEZF-56

Capital Guardian U.S. Equity Series..................................  NEZF-62

Davis Venture Value Series...........................................  NEZF-69

FI Structured Equity Series..........................................  NEZF-75

Jennison Growth Series...............................................  NEZF-82

MFS Investors Trust Series...........................................  NEZF-88

MFS Research Managers Series.........................................  NEZF-95

Zenith Equity Series................................................. NEZF-102

FI Mid Cap Opportunities Series...................................... NEZF-107

Harris Oakmark Focused Value Series.................................. NEZF-114

Loomis Sayles Small Cap Series....................................... NEZF-119

Notes to Financial Statements........................................ NEZF-127

Footnotes to Portfolio Managers Commentary........................... NEZF-135

                                  IMPORTANT:

               Not all funds are available under every product.
Please refer to your prospectus for information on the funds that are available.

 LETTER FROM THE PRESIDENT


August 2002

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 2002 Semiannual Report for the New England Zenith Fund. This report includes performance histories, portfolio allocations and financial reports as of June 30, 2002, as well as portfolio outlooks and strategies. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

It is important to keep in mind that all securities markets are subject to volatility. Therefore, we encourage you to focus on your long-term retirement and investment goals.

As an added service, electronic delivery of fund reports, prospectuses and other informational documents is now available. With eDelivery, you can view and save your documents on-line, rather than receive them in the mail. If you're interested in going "paperless," see the inside front cover for instructions on how to enroll today!

We appreciate the confidence you have placed in us by choosing the New England Zenith Fund and look forward to serving your future investment needs.

Sincerely,

/s/ Anne M. Goggin

Anne Goggin
President, New England Zenith Fund

NEW ENGLAND ZENITH FUND

 ECONOMIC AND CAPITAL MARKET REVIEW: SIX MONTHS ENDING JUNE 30, 2002


ECONOMY
The economy continued to rebound from last year's recession and the horrors of September 11/th/. The first quarter's surprisingly strong 5.0% real rate of growth in the Gross Domestic Product moderated to a more subdued growth rate of about 1.1% during the second quarter. This was less than pundits had expected as consumers pulled their spending back from the strong pace of the past few years. The GDP is expected to continue in the 2% to 3% range for the remainder of the 2002 year before picking up in 2003 to about a 3.5% rate. The six-month change of +0.9% in the Leading Economic Indicators Index, and the corresponding 2.2% decline in the Lagging Economic Indicators Index, point to a steady, but modest economic recovery. However, in more recent months, the Leading Indicators Index has been flat, raising concerns that the recovery has slowed. Overall though, the positive signs are hard to ignore. The Purchasing Managers Index rose 16.8% during the first six months of 2002, nearly recovering the 16% drop in that index during the 2000 and 2001 years. Industrial Production and Capacity Utilization also continued to show improvement. The residential housing market remained strong with New Home Sales growing at a record pace.

But, there are also areas of concern that the recovery may not be as strong and certain as first thought. Although the June Consumer Confidence Index is higher than it was at year-end, it has been drifting lower over the past few months and could move even lower as the sharp losses in the equity market (and in 401(k) balances) may impact the consumer's psyche, buying habits, and retirement plans. This is especially important because the resilience of the consumer had kept the economy afloat over the past several years when the corporate sector was retrenching. In addition, while the rise in the unemployment rate (currently 5.9% vs. 5.8% at the start of the year) and the rate of job contraction have slowed, the employment picture has not improved as quickly as it normally does during a recovery, because corporations are reluctant to add to their payrolls in this uncertain environment. Inflation remained modest during the first half of 2002, allowing the Fed to keep its target interest rate (1.75%) at its lowest levels in a generation in order to keep the tenuous economic recovery on track.

FIXED INCOME MARKET
After moving higher during the first quarter in response to an improving economy, interest rates moved lower during the second quarter as expectations became more muted, and rates ended the half-year close to where they began. At the shortest end of the curve, the yield on the Three-Month Treasury Bill remained at 1.7%, while at the long end, the Thirty Year Treasury Bond yield stayed at 5.5%. However, there was some movement in the intermediate maturity range as seen by the decline in the yield of the Five Year Treasury Note from 4.3% to 4.0%. As would be expected in a stable interest rate environment, bond returns were only modestly higher with most of the total return coming from the coupon income. Although bond returns were flat during the first quarter, the Lehman Brothers Aggregate Bond Index(R) recovered during the second quarter to return +3.8% for the first six months of 2002.

For the first three months of the year, lower credit quality bonds had the best performance of all fixed income sectors, as the outlook for the economy and the credit markets was bright. However, that environment changed dramatically during the second quarter leading to a sharp decline in the high-yield sector and a flight to higher quality issues. There were several major factors that caused this change. First, the outlook for the economy became more cautious, leading investors to reassess the ability of companies with lower quality debt to meet their obligations. More importantly, the growing scandals regarding accounting practices and financial reporting called into question the creditworthiness of all companies, especially those with complex structures. The collapse of telephone giant

                                    [CHART]

                         STOCK AND BOND RETURNS
           AS MEASURED BY THE FOLLOWING INDICES ENDING JUNE 30, 2002

                                                     3 Years       5 Years       10 Years
                            YTD        1 Year       Annualized    Annualized    Annualized
                       Total Return  Total Return    *Return       *Return       *Return
                       ------------  ------------  ------------  ------------  -------------

U.S. STOCKS               (13.2)%      (18.0)%        (9.2)%         3.7%         11.4%
Standard & Poor's
500 Composite Stock
Price (S&P 500)
Index

U.S. MID CAP STOCKS        (3.2)%       (4.7)%         6.7%          12.6%        15.1%
Standard & Poor's
Mid Cap 400
(S&P 400) Index

U.S. SMALL CAP STOCKS      (4.7)%       (8.6)%         1.7%           4.4%        11.0%
Russell 2000 Index

INTERNATIONAL STOCKS       (1.6)%       (9.5)%        (6.8)%         (1.6)%        5.4%
MSCI EAFE Index

U.S. BONDS                   3.8%         8.6%         8.1%           7.6%         7.4%
Lehman Brothers
Aggregate Bond Index

NEW ENGLAND ZENITH FUND

 ECONOMIC AND CAPITAL MARKET REVIEW: SIX MONTHS ENDING JUNE 30,
 2002--(CONTINUED)


WorldCom only increased the angst of investors. Within the investment grade domestic market, Mortgages and Treasuries were the best performing sectors for the first six months of the year, while Industrial bonds and lower credit investment grade issues lagged, although their returns were still positive for the six-month period.

DOMESTIC EQUITIES
After a strong recovery in the fourth quarter immediately following last year's terrorist attacks and growing evidence of an improving economy and higher corporate profits, many investors were hoping for a rebound in the equity markets during 2002 and an end to the two year old bear market. The major indices were generally flat during the first quarter, but they moved sharply lower in the second quarter. This trend continued into the third quarter, which brought indices to their lowest levels in four to five years. There was no single event that precipitated this sharp drop, but it was instead an accumulation of several factors. First, there were concerns that the economy and corporate profits would not improve as strongly as projected. Second, some analysts feel the market is still overvalued relative to historical Price-to-Earnings ratios. Third, there were concerns about the instability in the Middle East and the War on Terrorism. The fourth and single largest factor was the fallout from the accounting, corporate governance, and executive malfeasance scandals that seemed to grow daily throughout the first six months of the year. What began with Enron, and continued with WorldCom, Tyco, Global Crossing, and Adelphia, undermined the confidence of investors in the integrity of the investment process. Wall Street firms also came under fire from those citing a conflict of interest between their analysts and their investment bankers. Even good news on profits from otherwise respected companies was met with skepticism and doubt. It will be beneficial over the long-term if the result of this crisis in confidence is improved information from companies to their investors and more reliable and unbiased advice from Wall Street analysts.

For the six months ending June 30, 2002, common stocks, as measured by the Standard & Poor's 500 Index, declined 13.2%. The NASDAQ, with its heavy exposure to younger technology companies, was down nearly 25%. As was the case during 2001, small cap stocks held up much better than larger stocks. Value stocks, especially those with mid or small capitalizations, did better than growth style stocks. Even over a three-year period, the major indices are negative and the five-year returns are no better than the returns on treasury bills. However, it is interesting to note that over the past ten years ending June 30/th/, the S&P 500 has returned 11.4%, which is close to its long-term return since 1926. Among the major economic sectors, Basic Materials, Energy, and Consumer Staples all produced positive, albeit modest, returns and were the best performers over the first six months of the year. Information Technology and Telecommunication were by far the worst performing sectors, each down over 30%.

INTERNATIONAL EQUITIES
Foreign stocks were also down during the first six months, but not nearly as much as domestic stocks, as seen by the MSCI EAFE International Index (US Dollar) return of -1.6%. However, the weakness of the dollar relative to other currencies helped US based investors' returns in foreign equities. The local currency return of the EAFE was in fact -9.5%. Among the developed countries, Japan was the best performer (+8.2%), while the United Kingdom was down 5.7%. The emerging markets were mixed with Asia up strongly (+10%), while Latin America was down nearly 14%. Growth stocks were down a bit more than value stocks, but the difference was not nearly as great as in the US.

Prepared by MetLife Advisers, LLC

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 THE PRESERVATION
 OF CAPITAL.

 INCEPTION
 DATE  8/26/83

 ASSET CLASS
 MONEY MARKET

   NET ASSETS
 $356.4 MILLION

    PORTFOLIO
     MANAGER
  STATE STREET
   RESEARCH &
   MANAGEMENT
     COMPANY

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the State Street Research Money Market Series Class A shares returned 0.7%. The total return of the Class B shares for the same period was 0.6%. The average return of the Series' peer group, the Lipper Variable Insurance Products Money Market Funds/5/ category, was 0.7% for the same period.

PORTFOLIO ACTIVITY
The Federal Reserve kept the benchmark Federal Funds rate stable at 1.75% in the first half of 2002. The Federal Reserve also left the benchmark overnight bank lending rate steady at both the May 7th and June 26th Federal Open Market Committee meetings. The Fed's risk assessment for the economy remains neutral, stating that risks are balanced with respect to prospects for price stability and sustainable economic growth. The Weighted Average Maturity of the Series remains longer than the industry average by approximately four days to take advantage of better yielding longer rates as yields are expected to fall across the curve. Money market yields fell in the period as market expectations that the Federal Reserve would tighten the overnight lending rate this year has greatly diminished. The Federal Reserve believes the economy has shown few signs of a recovery strong enough to require an increase in the federal funds target rate. Market liquidity and credit concerns in the commercial paper market remain amid corporate scandals, defaults, and corporate downgrades. Corporate Tier-1 issuers continue to decrease their outstanding commercial paper in the absence of clear signs of economic recovery.

PORTFOLIO OUTLOOK
The Federal Reserve has made it clear it will be very patient before raising rates and will remain accommodative. While economic activity continues to increase, inventory investment and growth in final demand has moderated. Consumer spending is easing, consumer confidence has slipped, and employment growth remains weak. The housing market remains a bright spot as consumers take advantage of low rates to take out home mortgages or refinance existing ones. The Federal Reserve expects that final demand will pick up in coming quarters, supported by productivity growth, but the degree of strengthening remains uncertain.

The Series continues to invest in only high quality first tier money market instruments such as corporate and domestic bank paper as well as the paper of Canadian banks and provinces.

The State Street Research Money Market Series is neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.
Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-1

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

INVESTMENTS--99.9% OF TOTAL NET ASSETS


         FACE                               INTEREST MATURITY    VALUE
        AMOUNT    ISSUE                       RATE     DATE    (NOTE 1A)
      --------------------------------------------------------------------

                  COMMERCIAL PAPER--99.9%

                  AGRICULTURAL OPERATIONS--4.8%
      $17,000,000 Cargill, Inc.............  1.950%    7/1/02 $ 17,000,000
                                                              ------------

                  ASSET BACKED--22.6%
        1,037,000 Edison Asset Security....  1.940%    7/8/02    1,036,609
        3,060,000 Kittyhawk Funding Corp...  1.670%   7/15/02    3,058,013
        7,000,000 Delaware Funding Corp....  1.800%   7/17/02    6,994,400
        1,629,000 Kittyhawk Funding Corp...  1.840%   7/19/02    1,627,501
        7,000,000 Ciesco, L.P..............  1.780%   7/23/02    6,992,386
       10,000,000 Windmill Funding Corp....  1.800%   7/30/02    9,985,500
        6,000,000 Edison Asset Security....  1.810%    8/1/02    5,990,648
       12,000,000 Preferred Receivables
                   Funding Corp............  1.800%    8/1/02   11,981,400
        4,000,000 Kittyhawk Funding Corp...  1.950%   8/15/02    3,990,250
        6,031,000 Kittyhawk Funding Corp...  1.810%   9/13/02    6,008,561
        1,000,000 Edison Asset Security....  2.040%   10/7/02      994,446
        6,000,000 FCAR Owner Trust Series I  1.990%   10/7/02    5,967,497
       10,000,000 FCAR Owner Trust Series I  1.990%  10/16/02    9,940,853
        6,000,000 Edison Asset Security....  1.960%   11/4/02    5,958,840
                                                              ------------
                                                                80,526,904
                                                              ------------

                  BANKS--4.6%
        5,000,000 Wells Fargo & Co.........  1.860%    7/8/02    4,998,192
        1,350,000 Wells Fargo & Co.........  1.960%   7/11/02    1,349,265
        7,100,000 Wells Fargo & Co.........  2.050%   8/20/02    7,079,785
        3,000,000 Wells Fargo & Co.........  1.840%   8/29/02    2,990,953
                                                              ------------
                                                                16,418,195
                                                              ------------

                  BROADCASTING--2.3%
        8,195,000 Gannett, Inc.............  1.780%   7/10/02    8,191,353
                                                              ------------

                  BUILDING & CONSTRUCTION--3.5%
        2,500,000 Sheffield Receivables
                   Corp....................  1.920%   8/23/02    2,492,933
       10,000,000 Sheffield Receivables
                   Corp....................  1.800%   9/10/02    9,964,500
                                                              ------------
                                                                12,457,433
                                                              ------------

                  COMMUNICATION SERVICES--2.8%
       10,000,000 SBC Communications, Inc..  1.770%   7/18/02    9,991,642
                                                              ------------

                  COMPUTERS & BUSINESS EQUIPMENT--1.6%
        5,600,000 International Business
                   Machines Corp...........  1.910%   8/27/02    5,583,065
                                                              ------------

                  DRUGS & HEALTH CARE--4.8%
       17,000,000 Merck & Co., Inc.........  2.000%    7/1/02   17,000,000
                                                              ------------

                  FINANCE & BANKING--13.9%
       10,000,000 Citicorp.................  1.760%   7/22/02    9,989,733
        1,000,000 General Electric Capital
                   Corp....................  1.940%   7/31/02      998,383
          950,000 UBS Finance, Inc.........  2.060%   8/21/02      947,228

         FACE                               INTEREST MATURITY    VALUE
        AMOUNT    ISSUE                       RATE     DATE    (NOTE 1A)
      --------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
      $   800,000 UBS Finance, Inc.........  2.000%   8/21/02 $    797,733
        3,000,000 UBS Finance, Inc.........  1.930%   8/22/02    2,991,637
        8,000,000 General Electric Capital
                   Corp....................  1.800%    9/3/02    7,974,400
        1,000,000 General Electric Capital
                   Corp....................  2.100%   10/8/02      994,225
       10,000,000 UBS Finance, Inc.........  2.010%  10/11/02    9,943,050
        5,000,000 General Electric Capital
                   Corp....................  1.850%  12/11/02    4,958,118
       10,000,000 Toronto Dominion
                   Holdings................  1.810%  12/18/02    9,914,528
                                                              ------------
                                                                49,509,035
                                                              ------------

                  FINANCIAL SERVICES--10.0%
        2,595,000 American Express Credit
                   Corp....................  1.970%    7/1/02    2,595,000
        6,800,000 Caterpillar Financial
                   Services NV.............  1.980%    7/2/02    6,799,626
        6,500,000 Household Finance Corp...  1.880%   7/22/02    6,492,871
        4,000,000 AIG Funding, Inc.........  1.820%   7/25/02    3,995,147
        5,000,000 Caterpillar Financial
                   Services NV.............  1.790%   8/26/02    4,986,078
        7,000,000 AIG Funding, Inc.........  1.810%   9/12/02    6,974,308
        4,000,000 AIG Funding, Inc.........  1.950%  10/21/02    3,975,733
                                                              ------------
                                                                35,818,763
                                                              ------------

                  CANADIAN GOVERNMENT AND AGENCY--12.8%
        1,000,000 Province of Ontario......  1.840%    7/2/02      999,949
        3,000,000 Province of Ontario......  1.840%    7/2/02    2,999,847
        7,000,000 Province of British
                   Columbia................  1.780%    7/8/02    6,997,577
        4,000,000 Province of British
                   Columbia................  2.000%   7/25/02    3,994,667
        1,500,000 Province of British
                   Columbia................  1.830%   8/12/02    1,496,797
        5,000,000 Province of Quebec.......  1.840%    9/6/02    4,982,878
        3,000,000 Province of Quebec.......  1.900%   10/7/02    2,984,483
        7,500,000 Province of Quebec.......  1.990%   11/5/02    7,447,348
       10,000,000 Hydro Quebec.............  1.920%   12/3/02    9,917,333
        4,000,000 Hydro Quebec.............  1.910%   12/3/02    3,967,106
                                                              ------------
                                                                45,787,985
                                                              ------------

                  INVESTMENT BROKERAGE--12.9%
        7,000,000 Morgan Stanley Dean
                   Witter & Co.............  1.870%    7/3/02    6,999,273
       10,000,000 Morgan Stanley Dean
                   Witter & Co.............  1.790%    8/6/02    9,982,100
        6,000,000 Goldman Sachs Group, L.P.  2.100%   8/12/02    5,985,300
        2,000,000 Goldman Sachs Group, L.P.  1.910%   8/12/02    1,995,543
        5,000,000 Merril Lynch & Co., Inc..  1.880%  10/21/02    4,970,756
        5,000,000 Merril Lynch & Co., Inc..  1.900%  10/25/02    4,969,389
        6,000,000 Goldman Sachs Group, L.P.  1.890%   12/2/02    5,951,490
        5,000,000 Merril Lynch & Co., Inc..  2.010%  12/27/02    4,950,029
                                                              ------------
                                                                45,803,880
                                                              ------------

                See accompanying notes to financial statements.

                                    NEZF-2

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

INVESTMENTS--(CONTINUED)

          FACE                               INTEREST  MATURITY    VALUE
         AMOUNT    ISSUE                       RATE      DATE    (NOTE 1A)
       ---------------------------------------------------------------------

                   LEISURE--1.4%
       $ 5,077,000 Park Avenue Recreation
                    Corp....................  1.780%     8/8/02 $  5,067,461
                                                                ------------

                   PUBLISHING--1.9%
           500,000 McGraw-Hill, Inc.........  2.180%    9/24/02      497,426
         5,300,000 McGraw-Hill, Inc.........  2.200%    9/26/02    5,271,822
         1,000,000 McGraw-Hill, Inc.........  1.990%   10/21/02      993,809
                                                                ------------
                                                                   6,763,057
                                                                ------------
                   Total Commercial Paper
                    (Cost $355,918,773)...............           355,918,773
                                                                ------------
                   Total Investments--99.9%
                    (Cost $355,918,773) (a)...........           355,918,773
                   Other assets less liabilities--0.1%               482,029
                                                                ------------
                   TOTAL NET ASSETS--100.0%...........          $356,400,802
                                                                ============

(a)The aggregate cost for federal income tax purposes was $355,918,773.

                See accompanying notes to financial statements.

                                    NEZF-3

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS
        Investments at value........................          $355,918,773
        Cash........................................                 6,500
        Receivable for:
         Fund shares sold...........................             1,630,516
                                                              ------------
          Total Assets..............................           357,555,789
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $826,851
        Accrued expenses:
         Management fees............................   98,592
         Service and distribution Fees..............    6,531
         Deferred trustees fees.....................  134,084
         Other expenses.............................   88,929
                                                     --------
          Total Liabilities.........................             1,154,987
                                                              ------------
      NET ASSETS....................................          $356,400,802
                                                              ============
        Net assets consist of:
         Capital paid in............................          $356,400,802
                                                              ------------
      NET ASSETS....................................          $356,400,802
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($321,547,340 divided by 3,215,473
       shares of beneficial interest)...............          $     100.00
                                                              ============
      CLASS B
      Net asset value and redemption price per share
       ($34,853,462 divided by 348,535 shares of
       beneficial interest).........................          $     100.00
                                                              ============
      Identified cost of investments................          $355,918,773
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

         INVESTMENT INCOME
           Interest...............................          $2,862,988
                                                            ----------
         EXPENSES
           Management fees........................ $526,861
           Service and distribution Fees--Class B.   26,887
           Trustees fees and expenses.............   12,078
           Custodian..............................   44,412
           Audit and tax services.................   10,725
           Legal..................................    8,023
           Printing...............................   35,077
           Insurance..............................    2,477
           Miscellaneous..........................    3,958
                                                   --------
           Total expenses.........................             670,498
                                                            ----------
         NET INVESTMENT INCOME....................           2,192,490
                                                            ----------
         NET INCREASE (DECREASE) IN NET ASSETS
          FROM OPERATIONS.........................          $2,192,490
                                                            ==========

                See accompanying notes to financial statements.

                                    NEZF-4

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2002          2001
                                                    ------------  ------------
 FROM OPERATIONS
  Net investment income............................ $  2,192,490  $  9,813,816
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    2,192,490     9,813,816
                                                    ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income..........................
     Class A.......................................   (2,060,360)   (9,752,955)
     Class B.......................................     (132,130)      (60,861)
                                                    ------------  ------------
  TOTAL DISTRIBUTIONS..............................   (2,192,490)   (9,813,816)
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
    SHARE TRANSACTIONS.............................   63,613,015    50,442,021
                                                    ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..........   63,613,015    50,442,021

 NET ASSETS
  Beginning of the period..........................  292,787,787   242,345,766
                                                    ------------  ------------
  End of the period................................ $356,400,802  $292,787,787
                                                    ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                               SIX MONTHS ENDED              YEAR ENDED
                                JUNE 30, 2002            DECEMBER 31, 2001
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
                          ----------  -------------  ----------  -------------
CLASS A
 Sales...................  1,821,747  $ 182,174,665   4,709,036  $ 470,903,584
 Shares issued through
   acquisition...........    541,164     54,116,352           0              0
 Reinvestments...........     20,603      2,060,360      97,530      9,752,955
 Redemptions............. (1,941,852)  (194,185,150) (4,456,212)  (445,621,192)
                          ----------  -------------  ----------  -------------
 Net increase (decrease).    441,662  $  44,166,227     350,354  $  35,035,347
                          ==========  =============  ==========  =============
CLASS B
 Sales...................    280,846  $  28,084,478     192,437  $  19,243,686
 Reinvestments...........      1,321        132,130         609         60,861
 Redemptions.............    (87,698)    (8,769,820)    (38,979)    (3,897,873)
                          ----------  -------------  ----------  -------------
 Net increase (decrease).    194,469  $  19,446,788     154,067  $  15,406,674
                          ==========  =============  ==========  =============
 Increase (decrease)
   derived from capital
   share transactions....    636,131  $  63,613,015     504,421  $  50,442,021
                          ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    NEZF-5

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                 CLASS A
                     --------------------------------------------------------------
                      SIX MONTHS
                        ENDED                   YEAR ENDED DECEMBER 31,
                       JUNE 30,    ------------------------------------------------
                         2002        2001      2000      1999      1998      1997
                     ----------    --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD  $ 100.00     $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                      --------     --------  --------  --------  --------  --------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
   income...........      0.73         3.88      6.05      4.85      5.13      5.08
                      --------     --------  --------  --------  --------  --------
 Total from
   investment
   operations.......      0.73         3.88      6.05      4.85      5.13      5.08
                      --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from
   net investment
   income...........     (0.73)       (3.88)    (6.05)    (4.85)    (5.13)    (5.08)
                      --------     --------  --------  --------  --------  --------
 Total distributions     (0.73)       (3.88)    (6.05)    (4.85)    (5.13)    (5.08)
                      --------     --------  --------  --------  --------  --------
NET ASSET VALUE,
 END OF PERIOD......  $ 100.00     $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                      ========     ========  ========  ========  ========  ========
TOTAL RETURN (%)....       0.7 (b)      4.0       6.2       5.0       5.3       5.3
Ratio of Operating
 Expenses to
 Average Net Assets
 (%)................      0.43 (c)     0.42      0.41      0.40      0.45      0.45
Ratio of Net
 Investment Income
 to Average Net
 Assets (%).........      1.47 (c)     3.80      6.04      4.89      5.15      5.21
Net Assets, End of
 Period (000).......  $321,547     $277,381  $242,346  $307,712  $203,597  $111,009
The Ratios of
 operating expenses
 to average net
 assets without
 giving effect to
 the voluntary
 expense agreement
 would have been (%)        --           --        --        --        --      0.50

                                                              CLASS B
                                                    -----------------------
                                                    SIX MONTHS   MAY 1, 2001(A)
                                                      ENDED         THROUGH
                                                     JUNE 30,     DECEMBER 31,
                                                       2002           2001
                                                    ----------   --------------
 NET ASSET VALUE, BEGINNING OF PERIOD..............  $100.00        $100.00
                                                     -------        -------
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................     0.61           1.95
                                                     -------        -------
  Total from investment operations.................     0.61           1.95
                                                     -------        -------
 LESS DISTRIBUTIONS
  Distributions from net investment income.........    (0.61)         (1.95)
                                                     -------        -------
  Total distributions..............................    (0.61)         (1.95)
                                                     -------        -------
 NET ASSET VALUE, END OF PERIOD....................  $100.00        $100.00
                                                     =======        =======
 TOTAL RETURN (%)..................................      0.6 (b)        2.0 (b)
 Ratio of Operating Expenses to Average Net Assets
  (%)..............................................     0.68 (c)       0.67 (c)
 Ratio of Net Investment Income to Average Net
  Assets (%).......................................     1.23 (c)       1.65 (c)
 Net Assets, End of Period (000)...................  $34,853        $15,407

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-6

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 TOTAL RETURN
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL.

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 BONDS

   NET ASSETS
 $128.5 MILLION

   PORTFOLIO
    MANAGER
  ROGER LAVAN
  PETER WILBY
  DAVID SCOTT

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Salomon Brothers Strategic Bond Opportunities Series Class A shares returned 2.1% compared to the Lehman Brothers Aggregate Bond Index/1/ return of 3.8% and the Lipper Variable Insurance Company Product General Bond Fund/5/ average return of 2.4%. The Series' exposure to lower credit bonds was the primary reason for its underperformance relative to the broad index.

PORTFOLIO ACTIVITY
The fixed income market remained volatile during the first half of 2002 as accounting scandals worsened and credit quality concerns increased. The stock market performed dismally during the period, which contributed to a flight to quality (when investors reallocate to investments they perceive as more conservative than equities, such as high-quality fixed income securities). A new lack of confidence in corporate America, combined with an escalation in political tensions and new fears of domestic terrorism, contributed to a steepening of the yield curve/1/ and a widening of corporate spreads/1/ as investors sought out a safe haven for their investment portfolios during the period and turned to fixed income products.

The high yield market suffered as a result of the accounting scandals that surfaced throughout the period, along with restatement of corporate earnings and new economic data that showed an economic recovery might be slower than initially expected. Activity in the new issue market also increased significantly during the period as companies tried to take advantage of a receptive high yield market and the low interest rate environment. As the market experienced volatility in May and June, investors became more selective in the new issue market, with better-quality issuers rewarded and weaker ones struggling to complete transactions.

The second quarter also proved to be a difficult period for emerging markets. Emerging markets debt returned negative 5.38% for the quarter ended June 30, 2002 as measured by the JP Morgan Emerging Markets Bond Index Plus ("EMBI+")/1/. The index's performance for the quarter was dominated by the Latin America sector. Oil prices, an important driver of value in emerging markets, also experienced price volatility during the quarter.

PORTFOLIO OUTLOOK
We believe the Federal Open Market Committee ("FOMC")/1/ may sit on the sidelines for the remainder of this year with regard to any increase in the federal funds rate/1/ ("fed funds rate"), because we think inflation will remain in check and we expect positive corporate productivity data to continue surfacing during the remainder of the year.

Of course, positive economic news was largely overshadowed by questions regarding the real strength of the economic upturn during the period, along with concerns over corporate governance issues, questionable accounting practices and terrorism. These issues may continue to cause a drag on the economy as we progress through the second half of the year. But despite all these economic uncertainties, we believe that a rising level of corporate productivity may have laid the foundation for a short and shallow recession in 2002. We continue to emphasize credit quality in such an environment of uncertainty.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION   17.4%
                UNITED STATES TREASURY NOTES.........   16.1%
                UNITED STATES TREASURY BONDS.........    5.4%
                UNITED MEXICAN STATES................    2.0%
                COMMERCIAL MORTGAGE ASSET TRUST......    1.5%
                RUSSIAN FEDERATION...................    1.5%
                FEDERAL REPUBLIC OF BRAZIL...........    1.4%
                GREEN TREE FINANCIAL CORP............    1.2%
                LB COMMERCIAL CONDUIT MORTGAGE TRUST.    1.0%
                MID STATE TRUST VI...................    0.9%

                  A $10,000 INVESTMENT COMPARED TO THE LEHMAN
                         BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

           Salomon Brothers Strategic   Lehman Brothers Aggregate
           Bond Opportunities Series           Bond Index
           --------------------------   -------------------------
10/31/94             $10,000                   $10,000
6/95                  11,075                    11,196
6/96                  12,389                    11,758
6/97                  14,144                    12,716
6/98                  15,377                    14,057
6/99                  15,220                    14,499
6/00                  15,787                    15,161
6/01                  17,178                    16,864
6/02                  18,099                    18,318

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                              AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                               SALOMON BROTHERS
                                STRATEGIC BOND
                                OPPORTUNITIES      LEHMAN BROTHERS
                             ----------------------   AGGREGATE
                             CLASS A CLASS E /(A)/   BOND INDEX
             6 Months          2.1%      2.0%            3.8%
             1 Year            5.4       5.4             8.6
             3 Years           5.9        --             8.1
             5 Years           5.1        --             7.6
             Since Inception   8.1       5.1             8.2

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-7

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--88.0% OF TOTAL NET ASSETS


         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      -------------------------------------------------------------------

                  ADVERTISING--0.1%
      $   125,000 Nextmedia Operating, Inc.
                   10.750%, 07/01/11........................ $    126,250
                                                             ------------

                  AEROSPACE & DEFENSE--0.8%
          200,000 Alliant Techsystems, Inc. 8.500%, 05/15/11      209,000
          150,000 Sequa Corp. 9.000%, 08/01/09..............      150,750
          250,000 Stellex Technologies, Inc.
                   9.500%, 11/01/07 (f).....................        1,275
          580,848 U.S. Airways 2000-3G 7.890%, 09/01/20.....      606,789
                                                             ------------
                                                                  967,814
                                                             ------------

                  APPAREL & TEXTILES--0.3%
          250,000 Collins & Aikman Floorcovering Corp.
                   10.000%, 01/15/07........................      252,125
          125,000 Levi Strauss & Co. 6.800%, 11/01/03.......      116,250
                                                             ------------
                                                                  368,375
                                                             ------------

                  ASSET BACKED--0.8%
          246,925 Airplane Pass Through Trust
                   10.875%, 03/15/19........................       17,285
        1,000,000 Bayview Financial Acquisition Trust (144A)
                   3.090%, 07/24/02 (d).....................      993,750
                                                             ------------
                                                                1,011,035
                                                             ------------

                  AUTO PARTS--0.5%
           75,000 Advance Stores, Inc. 10.250%, 04/15/08....       78,750
          500,000 Goodyear Tire & Rubber Co.
                   8.125%, 03/15/03.........................      506,105
                                                             ------------
                                                                  584,855
                                                             ------------

                  AUTOMOBILES--0.1%
          250,000 Breed Technologies, Inc.
                   9.250%, 04/15/08 (f).....................           25
          250,000 Key Plastics, Inc. 10.250%, 03/15/07 (f)..           25
          175,000 Meritor Automotive, Inc. 6.800%, 02/15/09.      169,202
                                                             ------------
                                                                  169,252
                                                             ------------

                  BROADCASTING--0.6%
           25,000 Charter Communication Holdings (144A)
                   9.625%, 11/15/09.........................       16,625
          250,000 Charter Communication Holdings, L.L.C.
                   0/11.750%, 05/15/06 (c)..................       87,500
           50,000 Charter Communication Holdings, L.L.C.
                   8.625%, 04/01/09.........................       33,500
          100,000 Charter Communication Holdings, L.L.C.
                   9.625%, 11/15/09.........................       66,500
          270,000 Charter Communication Holdings, L.L.C.
                   0/9.920%, 04/01/11 (c)...................      128,250
           75,000 Charter Communication Holdings, L.L.C.
                   10.000%, 05/15/11........................       50,250
           50,000 Corus Entertainment, Inc.
                   8.750%, 03/01/12.........................       50,000

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                 BROADCASTING--(CONTINUED)
     $   175,000 Viacom, Inc. 6.625%, 05/15/11............... $    179,638
         125,000 Young Broadcasting, Inc. (144A)
                  8.500%, 12/15/08...........................      124,375
                                                              ------------
                                                                   736,638
                                                              ------------

                 BUSINESS SERVICES--1.1%
         650,000 Cendant Corp. 7.750%, 12/01/03..............      653,250
          25,000 Iron Mountain, Inc. 8.250%, 07/01/11........       25,062
         250,000 Iron Mountain, Inc. 8.625%, 04/01/13........      255,625
         125,000 Mail Well I Corp. 8.750%, 12/15/08..........      111,250
         200,000 R.H. Donnelley, Inc. 9.125%, 06/01/08.......      207,000
         250,000 Safety-Kleen Services, Inc.
                  9.250%, 06/01/08 (f).......................        6,250
         175,000 Sitel Corp. 9.250%, 03/15/06................      165,594
                                                              ------------
                                                                 1,424,031
                                                              ------------

                 CHEMICALS--0.9%
         275,000 Acetex Corp. 10.875%, 08/01/09..............      287,375
         140,000 Borden Chemicals & Plastics, L.P.
                  9.500%, 05/01/05 (f).......................          700
         225,000 Huntsman International, L.LC. (144A)
                  9.875%, 03/01/09...........................      225,563
         275,000 ISP Chemco, Inc. 10.250%, 07/01/11..........      280,500
         150,000 Millennium America, Inc.
                  9.250%, 06/15/08...........................      153,000
         250,000 OM Group, Inc. 9.250%, 12/15/11.............      258,750
                                                              ------------
                                                                 1,205,888
                                                              ------------

                 COAL--0.2%
         250,000 P&L Coal Holdings Corp.
                  9.625%, 05/15/08...........................      265,625
                                                              ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--5.6%
       1,800,000 Commercial Mortgage Asset Trust
                  7.350%, 08/17/13...........................    1,972,078
         900,000 ContiMortgage Home Equity Loan (144A)
                  7.000%, 12/25/29 (d).......................      833,011
         618,255 Countrywide Mortgage Backed Securities, Inc.
                  7.750%, 06/25/24...........................      639,412
       8,990,675 DLJ Commercial Mortgage Corp.
                  0.685%, 07/01/02 (d)(e)....................      298,178
       8,503,558 DLJ Commercial Mortgage Corp.
                  0.824%, 07/01/02 (d)(e)....................      353,420
      24,600,000 DLJ Commercial Mortgage Corp. (144A)
                  1.363%, 10/15/30 (d)(e)....................      732,037
       1,000,000 G Force CDO, Ltd. 2.740%, 07/25/02 (d)......    1,000,000
       1,250,000 LB Commercial Conduit Mortgage Trust
                  6.780%, 06/15/31...........................    1,348,798
             752 PNC Mortgage Securities Corp.
                  6.770%, 07/01/02 (d).......................          763
           2,666 PNC Mortgage Securities Corp.
                  6.840%, 07/01/02 (d).......................        2,660
             405 PNC Mortgage Securities Corp.
                  6.750%, 05/25/28...........................          399

                See accompanying notes to financial statements.

                                    NEZF-8

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
       $       726 PNC Mortgage Securities Corp.
                    6.740%, 07/25/28....................... $        715
                                                            ------------
                                                               7,181,471
                                                            ------------

                   COMMUNICATION SERVICES--1.3%
           125,000 American Cellular Corp. 9.500%, 10/15/09       22,500
           325,000 American Tower Corp. 9.375%, 02/01/09...      178,750
           375,000 CSC Holdings, Inc. 9.875%, 02/15/13.....      279,375
           200,000 CSC Holdings, Inc. 10.500%, 05/15/16....      151,000
            25,000 Crown Castle International Corp.
                    9.375%, 08/01/11.......................       15,750
           225,000 Crown Castle International Corp.
                    10.750%, 08/01/11......................      148,500
           100,000 EchoStar Broadband Corp.
                    10.375%, 10/01/07......................       94,000
           225,000 EchoStar DBS Corp. (144A)
                    9.125%, 01/15/09.......................      205,875
           250,000 Lin Television Corp. 8.000%, 01/15/08...      248,750
           200,000 Mediacom Broadband, L.L.C.
                    11.000%, 07/15/13......................      187,000
            75,000 Radio One, Inc. 8.875%, 07/01/11........       75,937
                                                            ------------
                                                               1,607,437
                                                            ------------

                   COMMUNICATIONS--1.0%
           500,000 Avalon Cable, L.L.C.
                    0/11.875%, 12/01/03 (c)................      350,000
            50,000 Dobson Communications Corp.
                    10.875%, 07/01/10......................       29,500
           575,000 Nextel Communications, Inc.
                    0/9.950%, 02/15/03 (c).................      277,437
           350,000 Nextel Communications, Inc.
                    9.375%, 11/15/09.......................      177,625
           225,000 Price Communications Wireless Corp.
                    11.750%, 07/15/07......................      237,094
           200,000 SBA Communications Corp.
                    10.250%, 02/01/09......................      120,000
            60,000 SpectraSite Holdings, Inc.
                    0/12.000%, 07/15/03 (c)................       18,000
            50,000 SpectraSite Holdings, Inc.
                    0/12.875%, 03/15/10 (c)................       12,000
            75,000 SpectraSite Holdings, Inc.
                    10.750%, 03/15/10......................       33,000
                                                            ------------
                                                               1,254,656
                                                            ------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.6%
            75,000 Motorola, Inc. 8.000%, 11/01/11.........       73,190
           200,000 Seagate Technologies HDD Holdings (144A)
                    8.000%, 05/15/09.......................      200,000
           200,000 Unisys Corp. 8.125%, 06/01/06...........      198,000
            75,000 Unisys Corp. 7.875%, 04/01/08...........       73,500
           200,000 Xerox Corp. 5.500%, 11/15/03............      172,000
                                                            ------------
                                                                 716,690
                                                            ------------

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   CONTAINERS & GLASS--0.6%
       $   150,000 BPC Holdings Corp. 12.500%, 06/15/06.... $    157,500
           100,000 Berry Plastics Corp. 11.000%, 07/15/07..      112,000
           125,000 Plastipak Holdings, Inc.
                    10.750%, 09/01/11......................      137,188
           125,000 Radnor Holdings Corp.
                    10.000%, 12/01/03......................      115,000
           250,000 Riverwood International Corp.
                    10.625%, 08/01/07......................      263,000
                                                            ------------
                                                                 784,688
                                                            ------------

                   COSMETICS & TOILETRIES--0.2%
           275,000 Playtex Products, Inc. 9.375%, 06/01/11.      291,500
                                                            ------------

                   DOMESTIC OIL--0.6%
           250,000 Continental Resources, Inc.
                    10.250%, 08/01/08......................      223,750
            85,000 Key Energy Services, Inc. (Series B)
                    14.000%, 01/15/09......................       99,450
           100,000 Pioneer Natural Resources Co.
                    6.500%, 01/15/08.......................       96,000
            25,000 Pioneer Natural Resources Co.
                    9.625%, 04/01/10.......................       28,000
           150,000 Plains Resources, Inc. 10.250%, 03/15/06      154,875
           250,000 United Refining Co. 10.750%, 06/15/07...      202,500
                                                            ------------
                                                                 804,575
                                                            ------------

                   DRUGS & HEALTH CARE--1.6%
           300,000 AdvancePCS 8.500%, 04/01/08.............      309,750
            50,000 Beverly Enterprises, Inc.
                    9.625%, 04/15/09.......................       51,250
           300,000 CONMED Corp. 9.000%, 03/15/08...........      310,125
           275,000 HCA Healthcare Co. 8.750%, 09/01/10.....      310,327
           250,000 Iasis Healthcare Corp.
                    13.000%, 10/15/09......................      262,500
            75,000 Icon Health & Fitness, Inc. (144A)
                    11.250%, 04/01/12......................       73,875
           150,000 Insight Health Services Corp.
                    9.875%, 11/01/11.......................      153,000
           225,000 Triad Hospitals, Inc. 8.750%, 05/01/09..      235,125
            50,000 Triad Hospitals, Inc. 11.000%, 05/15/09.       54,500
           125,000 Vicar Operating, Inc. 9.875%, 12/01/09..      131,250
           150,000 aaiPharma, Inc. (144A)
                    11.000%, 04/01/10......................      138,750
                                                            ------------
                                                               2,030,452
                                                            ------------

                   ELECTRIC UTILITIES--0.7%
           175,000 BRL Universal Equipment
                    8.875%, 02/15/08.......................      173,250
           250,000 CMS Energy Corp. 9.875%, 10/15/07.......      187,500
            50,000 CMS Energy X-Tras 7.000%, 01/15/05......       36,000
           200,000 Calpine Canada Energy Finance
                    8.500%, 05/01/08.......................      133,000
           225,000 Calpine Corp. 8.750%, 07/15/07..........      153,000

                See accompanying notes to financial statements.

                                    NEZF-9

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ---------------------------------------------------------------

                    ELECTRIC UTILITIES--(CONTINUED)
        $    50,000 Calpine Corp. 7.875%, 04/01/08........ $     32,000
            125,000 Western Gas Resources, Inc.
                     10.000%, 06/15/09....................      135,000
                                                           ------------
                                                                849,750
                                                           ------------

                    ELECTRICAL EQUIPMENT--0.1%
            100,000 Fedders North America, Inc.
                     9.375%, 08/15/07.....................       72,000
                                                           ------------

                    ELECTRONICS--0.4%
            325,000 Dominion Fiber Ventures, L.L.C. (144A)
                     7.050%, 03/15/05.....................      324,070
            225,000 L-3 Communications Corp. (144A)
                     7.625%, 06/15/12.....................      225,563
                                                           ------------
                                                                549,633
                                                           ------------

                    FEDERAL AGENCIES--17.4%
             44,568 Federal Home Loan Mortgage Corp.
                     10.000%, 05/15/20....................       46,793
                689 Federal Home Loan Mortgage Corp.
                     1,156.500%, 06/15/21 (e).............        9,524
          3,000,000 Federal National Mortgage Association
                     6.000%, TBA..........................    2,992,500
         10,000,000 Federal National Mortgage Association
                     7.000%, TBA..........................   10,356,300
          2,000,000 Federal National Mortgage Association
                     8.000%, TBA..........................    2,124,380
              4,237 Federal National Mortgage Association
                     1.558%, 07/01/02 (d) (e).............          177
          2,563,532 Federal National Mortgage Association
                     7.370%, 01/17/13.....................    2,741,829
              6,314 Federal National Mortgage Association
                     13.000%, 11/01/15....................        7,533
             22,303 Federal National Mortgage Association
                     10.400%, 04/25/19....................       23,062
            992,165 Federal National Mortgage Association
                     8.500%, 08/01/19.....................    1,068,433
            415,725 Federal National Mortgage Association
                     6.500%, 03/01/26.....................      425,079
             46,303 Federal National Mortgage Association
                     7.000%, 05/01/26.....................       48,039
             87,921 Federal National Mortgage Association
                     7.500%, 12/01/29.....................       92,290
            148,088 Federal National Mortgage Association
                     7.500%, 06/01/30.....................      155,399
            255,597 Federal National Mortgage Association
                     7.500%, 08/01/30.....................      268,216
          1,192,371 Federal National Mortgage Association
                     7.500%, 11/01/30.....................    1,251,238
            451,860 Federal National Mortgage Association
                     7.500%, 01/01/31.....................      474,168
             70,241 Federal National Mortgage Association
                     7.500%, 02/01/31.....................       73,709
            176,376 Federal National Mortgage Association
                     7.500%, 03/01/31.....................      185,084
                                                           ------------
                                                             22,343,753
                                                           ------------

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                 FINANCE & BANKING--5.3%
     $   600,000 Bank America Corp. 2.229%, 10/22/04 (d)..... $    601,027
         700,000 Capital One Financial Corp.
                  7.250%, 05/01/06...........................      677,643
         300,000 Devon Financing Corp. 6.875%, 09/30/11......      312,431
         325,000 Ford Motor Credit Co. 7.875%, 06/15/10......      337,607
         325,000 General Motors Acceptance Corp.
                  6.875%, 09/15/11...........................      322,665
       1,454,983 Green Tree Financial Corp.
                  7.070%, 01/15/29 (d).......................    1,535,883
         500,000 Household Finance Corp.
                  8.000%, 07/15/10...........................      533,380
          50,000 MeriStar Hospitality Corp. (144A)
                  9.125%, 01/15/11...........................       47,750
         176,786 RG Receivables Ltd. 9.600%, 02/10/05........      114,911
         125,000 Sovereign Bancorp, Inc.
                  10.500%, 11/15/06..........................      137,500
         650,000 Sprint Capital Corp. (144A)
                  8.375%, 03/15/12...........................      532,935
         700,000 Standard Chartered Bank (144A)
                  8.000%, 05/30/31...........................      734,194
         225,000 UCAR Finance, Inc. 10.250%, 02/15/12........      229,500
         700,000 Washington Mutual Finance Corp.
                  6.875%, 05/15/11...........................      735,003
                                                              ------------
                                                                 6,852,429
                                                              ------------

                 FINANCIAL SERVICES--2.3%
         428,589 Delta Funding NIM Trust (144A)
                  12.500%, 10/26/30..........................      428,589
         232,796 First Union Residential Securitization Trust
                  7.000%, 08/25/28...........................      233,681
         957,630 GE Capital Mortgage Services, Inc.
                  6.750%, 11/25/28...........................      972,598
       1,113,950 Mid State Trust VI 7.340%, 07/01/35.........    1,185,542
         350,000 Qwest Capital Funding, Inc.
                  7.000%, 08/03/09...........................      194,250
                                                              ------------
                                                                 3,014,660
                                                              ------------

                 FOOD & BEVERAGES--0.7%
         175,000 Canandaigua Brands, Inc.
                  8.500%, 03/01/09...........................      180,250
         300,000 HJ Heinz Finance Co. 6.750%, 03/15/32.......      296,918
         350,000 NEBCO Evans Holdings Co.
                  0/12.375%, 07/15/07 (c) (f)................            0
         125,000 Premier International Foods, Plc.
                  12.000%, 09/01/09..........................      136,875
         300,000 Smithfield Foods, Inc. 8.000%, 10/15/09.....      304,500
                                                              ------------
                                                                   918,543
                                                              ------------

                 GAS & OIL EXPLORATION--1.1%
         250,000 Airgas, Inc. 7.750%, 09/15/06...............      261,376
         250,000 Magnum Hunter Resources, Inc. (144A)
                  9.600%, 03/15/12...........................      257,500
         200,000 Pogo Producing Co. 8.250%, 04/15/11.........      200,000
         275,000 Stone Energy Corp. 8.250%, 12/15/11.........      275,000
         225,000 Vintage Petroleum, Inc. 9.750%, 06/30/09....      218,250

                See accompanying notes to financial statements.

                                    NEZF-10

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   GAS & OIL EXPLORATION--(CONTINUED)
       $   100,000 Vlasic Foods International, Inc.
                    10.250%, 07/01/09 (f).................. $     18,000
           225,000 Westport Resources Corp.
                    8.250%, 11/01/11.......................      230,625
                                                            ------------
                                                               1,460,751
                                                            ------------

                   GAS & PIPELINE UTILITIES--0.6%
           125,000 Ocean Energy, Inc. 8.875%, 07/15/07.....      130,312
           150,000 Ocean Energy, Inc. 8.375%, 07/01/08.....      158,250
           650,000 Williams Cos., Inc. 6.750%, 01/15/06 (d)      527,762
                                                            ------------
                                                                 816,324
                                                            ------------

                   HEALTH CARE--0.2%
           250,000 Vanguard Health Systems, Inc.
                    9.750%, 08/01/11.......................      260,625
                                                            ------------

                   HOTELS & RESTAURANTS--1.7%
           250,000 Capstar Hotel Co. 8.750%, 08/15/07......      221,250
           250,000 Coast Hotels & Casinos, Inc.
                    9.500%, 04/01/09.......................      263,125
           175,000 Felcor Lodging, L.P. 9.500%, 09/15/08...      177,625
           125,000 Felcor Lodging, L.P. 8.500%, 06/01/11...      123,069
           275,000 HMH Properties, Inc. 7.875%, 08/01/08...      263,312
            75,000 Host Marriot, L.P. 8.375%, 02/15/06.....       73,875
           200,000 John Q Hamons Hotels, L.P. (144A)
                    8.875%, 05/15/12.......................      196,000
           225,000 Park Place Entertainment Corp.
                    9.375%, 02/15/07.......................      239,344
           100,000 Park Place Entertainment Corp.
                    8.875%, 09/15/08.......................      103,125
           100,000 Prime Hospitality Corp. (144A)
                    8.375%, 05/01/12.......................       98,000
           200,000 Starwood Hotels & Resorts (144A)
                    7.875%, 05/01/12.......................      196,000
           225,000 Sun International Hotels, Ltd.
                    8.875%, 08/15/11.......................      228,375
            50,000 Sun International Hotels, Ltd. (144A)
                    8.875%, 08/15/11.......................       51,062
                                                            ------------
                                                               2,234,162
                                                            ------------

                   HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.4%
           175,000 Nortek, Inc. 9.125%, 09/01/07...........      178,062
           125,000 Nortek, Inc. 8.875%, 08/01/08...........      125,313
           150,000 Winsloew Furniture, Inc.
                    12.750%, 08/15/07......................      149,250
                                                            ------------
                                                                 452,625
                                                            ------------

                   HOUSEHOLD PRODUCTS--1.0%
           215,000 Home Interiors & Gifts, Inc.
                    10.125%, 06/01/08......................      202,100
           200,000 North Atlantic Trading, Inc.
                    11.000%, 06/15/04......................      201,250
           250,000 The Scotts Co. (144A) 8.625%, 01/15/09..      257,812

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
      --------------------------------------------------------------------

                  HOUSEHOLD PRODUCTS--(CONTINUED)
      $   300,000 United Industries Corp. 9.875%, 04/01/09... $    304,500
          275,000 Windmere-Durable Holdings, Inc.
                   10.000%, 07/31/08.........................      277,750
                                                              ------------
                                                                 1,243,412
                                                              ------------

                  INDUSTRIAL MACHINERY--0.1%
          125,000 Terex Corp. 10.375%, 04/01/11..............      134,375
                                                              ------------

                  INTERNET--0.1%
          175,000 AOL Time Warner, Inc. 7.625%, 04/15/31.....      153,216
                                                              ------------

                  INVESTMENT BROKERAGE--0.5%
          300,000 Goldman Sachs Group, Inc.
                   6.600%, 01/15/12..........................      305,073
          300,000 Morgan Stanley Dean Witter & Co.
                   6.600%, 04/01/12..........................      306,282
                                                              ------------
                                                                   611,355
                                                              ------------

                  LEISURE--1.1%
          250,000 Argosy Gaming Co. 10.750%, 06/01/09........      268,750
          125,000 Circus & Eldorado Circus (144A)
                   10.125%, 03/01/12.........................      127,500
           50,000 Harrah's Operating, Inc. 7.500%, 01/15/09..       52,076
          200,000 Harrah's Operating, Inc. 8.000%, 02/01/11..      215,334
          285,000 MGM Grand, Inc. 9.750%, 06/01/07...........      304,950
          125,000 Station Casinos, Inc. 8.375%, 02/15/08.....      127,656
          150,000 Station Casinos, Inc. (144A)
                   8.875%, 12/01/08..........................      153,000
          225,000 Venetian Casino Resort, L.L.C. (144A)
                   11.000%, 06/15/10.........................      227,813
                                                              ------------
                                                                 1,477,079
                                                              ------------

                  MINING--0.2%
          125,000 Compass Minerals Group, Inc.
                   10.000%, 08/15/11.........................      131,875
          100,000 Joy Global, Inc. 8.750%, 03/15/12..........      102,250
                                                              ------------
                                                                   234,125
                                                              ------------

                  NEWSPAPERS--0.1%
          135,000 Hollinger International, Inc.
                   9.250%, 02/01/06..........................      138,713
                                                              ------------

                  PAPER & FOREST--0.6%
          100,000 Abitibi-Consolidated, Inc.
                   8.850%, 08/01/30..........................       97,614
          150,000 Georgia-Pacific Corp. 7.500%, 05/15/06.....      144,454
           75,000 Georgia-Pacific Corp. 9.625%, 03/15/22.....       71,528
           75,000 Georgia-Pacific Corp. 8.875%, 05/15/31.....       69,556
          425,000 Nexfor, Inc. 7.250%, 07/01/12..............      430,695
                                                              ------------
                                                                   813,847
                                                              ------------

                  PETROLEUM SERVICES--0.5%
          125,000 Grey Wolf, Inc. 8.875%, 07/01/07...........      128,125
           50,000 Pride International, Inc. 10.000%, 06/01/09       53,750

                See accompanying notes to financial statements.

                                    NEZF-11

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   PETROLEUM SERVICES--(CONTINUED)
       $   200,000 Pride Petroleum Services, Inc. 9.375%,
                    05/01/07............................... $    208,500
           275,000 Teekay Shipping Corp. 8.875%, 07/15/11..      286,000
                                                            ------------
                                                                 676,375
                                                            ------------

                   POLLUTION CONTROL--0.3%
            75,000 Allied Waste North America,
                    Inc. 8.875%, 04/01/08..................       73,500
           300,000 Allied Waste North America,
                    Inc. 10.000%, 08/01/09.................      294,750
                                                            ------------
                                                                 368,250
                                                            ------------

                   PUBLISHING--0.1%
           125,000 World Color Press, Inc. 8.375%, 11/15/08      131,693
            42,000 World Color Press, Inc. 7.750%, 02/15/09       43,104
                                                            ------------
                                                                 174,797
                                                            ------------

                   RADIO--0.1%
            75,000 Entercom Radio, L.L.C. 7.625%, 03/01/14.       74,438
                                                            ------------

                   RETAIL--2.1%
           175,000 Advance Stores, Inc. 10.250%, 04/15/08..      183,750
            50,000 Cole National Group, Inc. 8.625%,
                    08/15/07...............................       49,500
           125,000 Cole National Group, Inc.
                    (144A) 8.875%, 05/15/12................      124,063
           300,000 Finlay Fine Jewelry Corp. 8.375%,
                    05/01/08...............................      292,500
            90,000 Fleming Cos., Inc. 10.125%, 04/01/08....       92,025
            75,000 Gap, Inc. 6.900%, 09/15/07..............       67,125
           195,000 Gap, Inc. 10.550%, 12/15/08 (d).........      201,161
           321,000 Guitar Center Management Co.,
                    Inc. 11.000%, 07/01/06.................      329,025
            75,000 Leslies Poolmart, Inc. 10.375%, 07/15/04       70,500
           125,000 Petco Animal Supplies, Inc. 10.750%,
                    11/01/11...............................      135,000
            59,000 Pueblo Xtra International, Inc. 9.500%,
                    08/01/03...............................       32,155
           300,000 Rite Aid Corp. 11.250%, 07/01/08........      231,000
           350,000 Safeway, Inc. 7.250%, 02/01/31..........      362,490
           100,000 Saks, Inc. 8.250%, 11/15/08.............       94,500
           150,000 Saks, Inc. 9.875%, 10/01/11.............      150,750
           300,000 Sears Roebuck Acceptance Corp. 7.000%,
                    06/01/32...............................      283,167
                                                            ------------
                                                               2,698,711
                                                            ------------

                   STEEL--0.2%
           300,000 Trimas Corp. (144A) 9.875%, 06/15/12....      299,250
                                                            ------------

                   TECHNOLOGY--0.2%
           125,000 Applied Extrusion Technologies,
                    Inc. 10.750%, 07/01/11.................      112,500
           125,000 ArvinMeritor, Inc. 8.750%, 03/01/12.....      132,895
                                                            ------------
                                                                 245,395
                                                            ------------

     FACE                                                           VALUE
    AMOUNT                                                        (NOTE 1A)
  ---------------------------------------------------------------------------

              TELEPHONE--1.4%
  $   500,000 AT&T Wireless Services, Inc. 8.750%, 03/01/31..... $    385,980
      700,000 Cox Communications, Inc. 7.750%, 11/01/10.........      665,795
      300,000 EchoStar Communications Corp. 9.375%, 02/01/09....      273,000
      175,000 Insight Midwest, L.P. 10.500%, 11/01/10...........      163,625
       40,000 NTL Communications Corp. 0/12.375%, 10/01/08
               (c)(f)...........................................        8,000
       20,000 NTL, Inc. 0/12.750%, 04/15/05 (c)(f)..............        5,300
      130,000 NTL, Inc. 0/11.500%, 02/01/06 (c)(f)..............       35,100
      200,000 NTL, Inc. 10.000%, 02/15/07 (f)...................       53,000
      325,000 NTL, Inc. 0/9.750%, 04/01/08 (c)(f)...............       78,000
       50,000 Triton PCS, Inc. 0/11.000%, 05/02/08 (c)..........       31,000
      125,000 Triton PCS, Inc. 8.750%, 11/15/11.................       75,000
                                                                 ------------
                                                                    1,773,800
                                                                 ------------

              TRANSPORTATION--0.0%
      200,000 Holt Group, Inc. 9.750%, 01/15/06 (f).............        7,000
                                                                 ------------

              U.S. TREASURY--21.6%
      200,000 United States Treasury Bonds 6.125%, 11/15/27.....      211,556
      910,000 United States Treasury Bonds 5.500%, 08/15/28.....      886,276
    2,000,000 United States Treasury Bonds 5.250%, 11/15/28.....    1,881,054
    1,000,000 United States Treasury Bonds 6.125%, 08/15/29.....    1,062,050
    2,600,000 United States Treasury Bonds 6.250%, 05/15/30.....    2,816,424
      125,000 United States Treasury Bonds 5.375%, 02/15/31.....      122,401
    1,500,000 United States Treasury Notes 5.125%, 12/31/02.....    1,524,915
      700,000 United States Treasury Notes 5.875%, 11/15/04.....      743,967
    4,000,000 United States Treasury Notes 5.750%, 11/15/05.....    4,268,720
    3,000,000 United States Treasury Notes 4.625%, 05/15/06.....    3,090,000
    3,500,000 United States Treasury Notes 4.375%, 05/15/07.....    3,548,125
    7,500,000 United States Treasury Notes 4.875%, 02/15/12.....    7,528,125
                                                                 ------------
                                                                   27,683,613
                                                                 ------------

              YANKEE--10.0%
      226,248 Algeria Tranche 2.875%, 09/04/02 (d)..............      200,230
      800,000 Federal Republic of Brazil 3.125%, 10/15/02 (d)...      422,000
       25,000 Federal Republic of Brazil 11.500%, 03/12/08......       17,000
       25,000 Federal Republic of Brazil 14.500%, 10/15/09......       18,750
       25,000 Federal Republic of Brazil 12.000%, 04/15/10......       16,500
      307,853 Federal Republic of Brazil 8.000%, 04/15/14.......      193,208
    1,965,000 Federal Republic of Brazil 11.000%, 08/17/40......    1,115,138

                See accompanying notes to financial statements.

                                    NEZF-12

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               COMMON STOCKS--0.2%


          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
       ------------------------------------------------------------------

                   YANKEE--(CONTINUED)
       $   260,000 Global Crossing Holdings, Ltd.
                    9.125%, 11/15/06 (f)................... $       1,950
           110,000 Global Crossing Holdings, Ltd.
                    9.625%, 05/15/08 (f)...................         1,100
            90,000 Government of Jamaica (144A)
                    12.750%, 09/01/07......................       106,200
           639,502 Kingdom of Morocco
                    2.750%, 08/09/02 (d)...................       565,959
           150,000 Luscar Coal, Ltd. 9.750%, 10/15/11......       161,250
           665,600 National Republic of Bulgaria
                    2.813%, 07/29/02 (d)...................       601,115
         1,000,000 Republic of Argentina
                    2.938%, 03/31/23 (d)...................       438,987
           375,000 Republic of Colombia 11.750%, 02/25/20..       367,031
            85,000 Republic of Columbia 8.375%, 02/15/27...        60,308
         1,525,000 Republic of Ecuador
                    5.000%, 08/15/02 (d)...................       734,287
           393,514 Republic of Panama
                    4.750%, 07/17/14 (d)...................       324,649
           569,250 Republic of Peru 4.500%, 04/01/03 (d)...       409,860
           250,000 Republic of Philippines 8.375%, 03/12/09       249,063
           280,000 Republic of Philippines 9.875%, 01/15/19       275,100
           150,000 Republic of Turkey 11.500%, 01/23/12....       129,000
           200,000 Republic of Turkey 11.875%, 01/15/30....       168,750
           375,000 Republic of Uruguay 7.625%, 01/20/12....       221,250
           250,000 Republic of Venezuela
                    2.938%, 11/25/02 (d)...................       178,125
           100,000 Republica Orient Uruguay
                    7.875%, 07/15/27.......................        54,500
           100,000 Rogers Cantel, Inc. 8.800%, 10/01/07....        65,000
           275,000 Rogers Communications, Inc.
                    8.875%, 07/15/07.......................       250,250
         2,845,000 Russian Federation 5.000%, 03/31/07 (d).     1,970,162
           125,000 Stena AB 8.750%, 06/15/07...............       121,250
           315,000 Telewest, Plc. 0/11.375%, 02/02/05 (c)..        88,200
           125,000 Tembec Industries, Inc. 8.625%, 06/30/09       127,500
         2,425,000 United Mexican States 8.375%, 01/14/11..     2,519,575
           250,000 United-Pan Europe Communications NV
                    0/13.375%, 11/01/09 (c)................        24,375
           150,000 United-Pan Europe Communications NV
                    0/13.750%, 02/01/10 (c)................        14,250
           300,000 United-Pan Europe Communications NV
                    11.250%, 02/01/10......................        42,000
           200,000 United-Pan Europe Communications NV
                    11.500%, 02/01/10......................        28,000
           325,000 Xerox Capital Europe, Plc.
                    5.875%, 05/15/04.......................       266,500
            75,000 Yell Finance BV 0/13.500%, 08/01/11 (c).        51,000
           225,000 Yell Finance BV 10.750%, 08/01/11.......       245,250
                                                            -------------
                                                               12,844,622
                                                            -------------
                   Total Bonds & Notes
                    (Identified Cost $116,926,780).........   113,008,860
                                                            -------------

                                                           VALUE
              SHARES                                     (NOTE 1A)
            --------------------------------------------------------

                        COMMUNICATION SERVICES--0.2%
                  3,250 CSC Holdings, Inc.............. $    208,000
                                                        ------------

                        CONTAINERS & GLASS--0.0%
                  8,621 Indesco International, Inc. (f)       12,500
                                                        ------------

                        FOOD & BEVERAGES--0.0%
                  8,760 Imperial Sugar Co..............       20,586
                                                        ------------
                        Total Common Stocks
                         (Identified Cost $842,365)....      241,086
                                                        ------------

PREFERRED STOCKS--0.1%

                    2,250 CSC Holdings, Inc..........      151,313
                      840 TCR Holdings (Class B) (b).            1
                      462 TCR Holdings (Class C) (b).            0
                    1,219 TCR Holdings (Class D) (b).            1
                    2,521 TCR Holdings (Class E) (b).            3
                                                      ------------
                                                           151,318
                                                      ------------
                          Total Preferred Stocks
                           (Identified Cost $211,925)      151,318
                                                      ------------

UNITS--0.0%


              UNITS--0.0%
      229,692 ContiFinancial Corp. (Liquidating Trust Unit) (f)       33,305
                                                                ------------
              Total Units
               (Identified Cost $0)............................       33,305
                                                                ------------

WARRANTS--0.0%


                 COMMUNICATIONS--0.0%
             200 In-Flight Phone Corp. (b)...................            0
             125 Leap Wireless International, Inc. (144A) (b)           62
                                                              ------------
                                                                        62
                                                              ------------

                 YANKEE--0.0%
           3,750 Republic of Venezuela (b)...................            0
                                                              ------------
                 Total Warrants
                  (Identified Cost $40,147)..................           62
                                                              ------------

                See accompanying notes to financial statements.

                                    NEZF-13

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

SHORT TERM INVESTMENTS--21.6%


          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
       ------------------------------------------------------------------

                   COMMERCIAL PAPER--11.7%
       $ 3,775,000 General Motors Acceptance Corp.
                    2.000%, 07/15/02....................... $  3,772,064
         3,775,000 Grand Funding Corp. 2.200%, 07/15/02....    3,771,770
         3,702,000 Kinder Morgan, Inc. 2.050%, 07/15/02....    3,699,049
         3,775,000 Mermaid Funding Corp. 2.150%, 07/15/02..    3,771,844
                                                            ------------
                                                              15,014,727
                                                            ------------

                   REPURCHASE AGREEMENT--9.9%
        12,684,000 State Street Corp. Repurchase Agreement
                    dated 06/28/02 at 1.880% to be
                    repurchased at $12,685,987 on 07/01/02,
                    collateralized by $11,860,000
                    U.S. Treasury Bond 6.250% due 08/15/23
                    with a value of $12,942,225............   12,684,000
                                                            ------------
                   Total Short Term Investments
                    (Identified Cost $27,698,727)..........   27,698,727
                                                            ------------
                   Total Investments--109.9%
                    (Identified Cost $145,719,944) (a).....  141,133,358
                   Other assets less liabilities...........  (12,670,498)
                                                            ------------
                   TOTAL NET ASSETS--100%.................. $128,462,860
                                                            ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $145,719,944 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $ 2,596,160
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (7,182,746)
                                                                -----------
    Net unrealized depreciation................................ $(4,586,586)
                                                                ===========

(b)Non-Income producing.
(c)Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d)Variable or floating rate security. Rate disclosed is as of June 30, 2002.
(e)Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,931,224 or 6.2% of net assets.
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
LIQUIDATING UNIT TRUST--An undivided beneficial interest in the Liquidating
    Trust represented by a certificate.

                See accompanying notes to financial statements.

                                    NEZF-14

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value.....................             $141,133,358
       Cash.....................................                      540
       Receivable for:
        Securities sold.........................                1,979,458
        Fund shares sold........................                  438,059
        Interest................................                1,832,159
        Foreign taxes...........................                      933
                                                             ------------
         Total Assets...........................              145,384,507
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   400,844
        Securities purchased....................  16,372,503
        Withholding taxes.......................         118
        Miscellaneous...........................         157
       Accrued expenses:
        Management fees.........................      69,973
        Service and distribution fees...........       1,288
        Deferred trustees fees..................      11,306
        Other expenses..........................      65,458
                                                 -----------
         Total Liabilities......................               16,921,647
                                                             ------------
     NET ASSETS.................................             $128,462,860
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $135,148,806
        Undistributed net investment income.....                3,577,900
        Accumulated net realized gains
         (losses)...............................               (5,677,260)
        Unrealized appreciation (depreciation)
         on investments and foreign
         currency...............................               (4,586,586)
                                                             ------------
     NET ASSETS.................................             $128,462,860
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($117,169,844 divided by
      10,621,138 shares of beneficial
      interest).................................             $      11.03
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($11,293,016 divided by
      1,024,634 shares of beneficial interest)..             $      11.02
                                                             ============
     Identified cost of investments.............             $145,719,944
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $   20,501 (a)
       Interest................................                4,306,422
                                                             -----------
                                                               4,326,923
     EXPENSES
       Management fees......................... $   385,864
       Service and distribution fees--Class E..       4,665
       Trustees fees and expenses..............       8,806
       Custodian...............................      62,716
       Audit and tax services..................      10,725
       Legal...................................         952
       Printing................................      24,111
       Insurance...............................       1,019
       Miscellaneous...........................       2,657
                                                -----------
       Total expenses..........................                  501,515
                                                             -----------
     NET INVESTMENT INCOME.....................                3,825,408
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................    (211,426)
       Foreign currency transactions--net......      (8,788)    (220,214)
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (1,156,904)
       Foreign currency transactions--net......       9,515   (1,147,389)
                                                -----------  -----------
     Net gain (loss)...........................               (1,367,603)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $ 2,457,805
                                                             ===========

(a)Net of foreign taxes of $123.

                See accompanying notes to financial statements.

                                    NEZF-15

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2002          2001
                                                    ------------  ------------
 FROM OPERATIONS
  Net investment income............................ $  3,825,408  $  6,618,484
  Net realized gain (loss).........................     (220,214)     (272,707)
  Unrealized appreciation (depreciation)...........   (1,147,389)      296,348
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    2,457,805     6,642,125
                                                    ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS...............
    Net investment income..........................
     Class A.......................................   (4,219,484)   (8,091,690)
     Class E.......................................     (253,825)            0
                                                    ------------  ------------
  TOTAL DISTRIBUTIONS..............................   (4,473,309)   (8,091,690)
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
    SHARE TRANSACTIONS.............................   18,554,811    17,938,839
                                                    ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..........   16,539,307    16,489,274

 NET ASSETS
  Beginning of the period..........................  111,923,553    95,434,279
                                                    ------------  ------------
  End of the period................................ $128,462,860  $111,923,553
                                                    ============  ============
 UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME
  End of the period................................ $  3,577,900  $  4,225,801
                                                    ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                 SIX MONTHS ENDED             YEAR ENDED
                                   JUNE 30, 2002           DECEMBER 31, 2001
                             ------------------------  ------------------------
                               SHARES          $         SHARES          $
                             ----------  ------------  ----------  ------------
CLASS A
 Sales......................  1,892,457  $ 21,360,758   2,937,423  $ 32,911,721
 Reinvestments..............    377,751     4,219,484     749,925     8,091,690
 Redemptions................ (1,419,990)  (16,079,820) (2,271,712)  (25,522,186)
                             ----------  ------------  ----------  ------------
 Net increase (decrease)....    850,218  $  9,500,422   1,415,636  $ 15,481,225
                             ==========  ============  ==========  ============
CLASS E
 Sales......................    814,139  $  9,177,206     230,231  $  2,560,666
 Reinvestments..............     22,724       253,825           0             0
 Redemptions................    (33,213)     (376,642)     (9,247)     (103,052)
                             ----------  ------------  ----------  ------------
 Net increase (decrease)....    803,650  $  9,054,389     220,984  $  2,457,614
                             ==========  ============  ==========  ============
 Increase (decrease)
   derived from capital
   share transactions.......  1,653,868  $ 18,554,811   1,636,620  $ 17,938,839
                             ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    NEZF-16

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                               CLASS A
                     ----------------------------------------------------------
                      SIX MONTHS
                        ENDED                 YEAR ENDED DECEMBER 31,
                       JUNE 30,    --------------------------------------------
                         2002        2001      2000     1999     1998     1997
                     ----------    --------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD  $  11.20     $  11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62
                      --------     --------  -------  -------  -------  -------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
   income...........      0.34         0.70     0.77     0.95     0.80     0.75
 Net realized and
   unrealized gain
   (loss) on
   investments......     (0.08)        0.04    (0.02)   (0.78)   (0.56)    0.54
                      --------     --------  -------  -------  -------  -------
 Total from
   investment
   operations.......      0.26         0.74     0.75     0.17     0.24     1.29
                      --------     --------  -------  -------  -------  -------
LESS DISTRIBUTIONS
 Distributions from
   net investment
   income...........     (0.43)       (0.96)    0.00    (0.93)   (0.79)   (0.76)
 Distributions from
   net realized
   capital gains....      0.00         0.00     0.00     0.00    (0.02)   (0.14)
 Distributions in
   excess of net
   realized capital
   gains............      0.00         0.00     0.00     0.00    (0.01)    0.00
                      --------     --------  -------  -------  -------  -------
 Total distributions     (0.43)       (0.96)    0.00    (0.93)   (0.82)   (0.90)
                      --------     --------  -------  -------  -------  -------
NET ASSET VALUE,
 END OF PERIOD......  $  11.03     $  11.20  $ 11.42  $ 10.67  $ 11.43  $ 12.01
                      ========     ========  =======  =======  =======  =======
TOTAL RETURN (%)....       2.1 (b)      6.6      7.0      1.4      2.0     11.1
Ratio of operating
 expenses to
 average net assets
 (%)................      0.84 (c)     0.84     0.78     0.81     0.85     0.85
Ratio of net
 investment income
 to average net
 assets (%).........      6.46 (c)     6.44     6.90     8.15     7.20     7.32
Portfolio turnover
 rate (%)...........       197 (c)      248      360      224      283      258
Net assets, end of
 period (000).......  $117,170     $109,448  $95,434  $94,910  $95,450  $71,202
The Ratios of
 operating expenses
 to average net
 assets without
 giving effect to
 the voluntary
 expense agreement
 would have been (%)        --           --       --       --       --     0.87

                                                             CLASS E
                                                   ------------------------
                                                   SIX MONTHS   MAY 1, 2001 (A)
                                                     ENDED          THROUGH
                                                    JUNE 30,     DECEMBER 31,
                                                      2002           2001
                                                   ----------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $ 11.20         $10.80
                                                    -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.29           0.10
 Net realized and unrealized gain (loss) on
   investments....................................    (0.04)          0.30
                                                    -------         ------
 Total from investment operations.................     0.25           0.40
                                                    -------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........    (0.43)          0.00
                                                    -------         ------
 Total distributions..............................    (0.43)          0.00
                                                    -------         ------
NET ASSET VALUE, END OF PERIOD....................  $ 11.02         $11.20
                                                    =======         ======
TOTAL RETURN (%)..................................      2.0 (b)        3.7 (b)
Ratio of operating expenses to average net assets
 (%)..............................................     0.99 (c)       0.99 (c)
Ratio of net investment income to average net
 assets (%).......................................     6.31 (c)       5.50 (c)
Portfolio turnover rate (%).......................      197 (c)        248 (c)
Net assets, end of period (000)...................  $11,293         $2,476

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-17

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U. S. GOVERNMENT SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL AND
 MAINTENANCE OF
 LIQUIDITY

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 U.S. GOVERNMENT
 BONDS

   NET ASSETS
 $146.4 MILLION

   PORTFOLIO
    MANAGER
  ROGER LAVAN

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Salomon Brothers U.S. Government Series Class A shares returned 3.3%, compared to the Lehman Brothers Intermediate Government Bond Index/3/ return of 3.6% and the Lipper Variable Insurance Company Product GNMA / US Mortgage Fund Average/5/ return of 3.9%. The Series' performance was helped by its high credit quality in a market concerned with any risk.

PORTFOLIO ACTIVITY
The first quarter of 2002 proved to be challenging to fixed-income portfolios with yields rising across the yield curve. Several factors led to this rise in rates, but the most important influences were a stronger than anticipated economic rebound and a shift in the bias of the U.S. Federal Reserve Board ("Fed") concerning monetary policy from a bias to ease credit to a neutral stance.

Historically, there have been major shifts in market psychology and prices around turning points in the economic cycle. This is why we are not too surprised that corporate bonds, federal agency securities and mortgage-backed securities outperformed Treasuries during the first quarter. Moreover, we feel corporate bonds had a respectable performance while still dealing with rating-agency jumpiness, investor skepticism and corporate accounting concerns. Mortgage-backed securities were the best performer during the first quarter due to declining volatility, rising rates and corporate credit problems.

In the second quarter, the short-term fixed-income market posted solid returns as investors priced in a higher probability of the Fed remaining on hold, possibly through the end of the year. Economic data for the second quarter was mixed, as a tepid recovery driven largely by inventory rebuilding failed to impress. Economic growth clearly moderated from the brisk first-quarter pace. The manufacturing sector continued to show signs of growth, albeit at a slower pace. Home sales showed ongoing strength, while the consumer continued to disappoint. The labor market showed no signs of rebound and inflation was still nowhere to be seen. The dollar sank despite repeated intervention by the Bank of Japan, both directly and via the Fed and the European Central Bank acting as their agent.

The Fed kept rates unchanged across the second quarter, pointing out that "economic activity is continuing to increase" but that the "impetus from the swing in inventory investment and the growth in final demand appear to have moderated." The central bank said it still expects conditions to improve over the coming quarters but that the degree "remains uncertain."

PORTFOLIO OUTLOOK
The stock market performed dismally across the quarter, which led to flight-to-quality buying of highest quality fixed-income securities. One story after another surfaced about investigations and accounting irregularities as the list of scandals lengthened. This crisis of confidence in corporate America, as well as an escalation of Middle East tensions and new fears of terrorism, led to a steepening of the yield curve and a widening of corporate spreads as investors sought safe haven.

Looking forward, we continue to like short-term federal agency securities, in part because we see continued demand for high-quality assets.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    52.5%
              UNITED STATES TREASURY NOTES............    19.9
              FEDERAL HOME LOAN MORTGAGE CORP.........     6.4
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     2.3
              UNITED STATES TREASURY BONDS............     0.8
              FEDERAL HOME LOAN BANKS.................     0.7

                       A $10,000 INVESTMENT COMPARED TO
                       THE LEHMAN BROTHERS INTERMEDIATE
                             GOVERNMENT BOND INDEX

                                    [CHART]

              Salomon Brothers U.S.  Lehman Brothers Intermediate
                Government Series       Government Bond Index
              ---------------------  ----------------------------
10/31/94             $10,000                  $10,000
6/95                  11,009                   10,889
6/96                  11,445                   11,426
6/97                  12,318                   12,220
6/98                  13,410                   13,244
6/99                  13,820                   13,831
6/00                  14,455                   14,451
6/01                  15,844                   15,956
6/02                  17,023                   17,326










--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                               SALOMON BROTHERS    LEHMAN BROTHERS
                               U.S. GOVERNMENT      INTERMEDIATE
                             ----------------------  GOVERNMENT
                             CLASS A CLASS E /(A)/   BOND INDEX
             6 Months          3.3%      3.1%            3.6%
             1 Year            7.4       7.3             8.6
             3 Years           7.2        --             7.8
             5 Years           6.7        --             7.2
             Since Inception   7.2       6.6             7.4

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-18

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--82.6% OF TOTAL NET ASSETS


            FACE                                              VALUE
           AMOUNT                                           (NOTE 1A)
         --------------------------------------------------------------

                     FEDERAL AGENCIES--62.0%
         $ 1,000,000 Federal Home Loan Banks
                      5.800%, 09/02/08.................... $  1,058,567
              65,334 Federal Home Loan Mortgage Corp.
                      7.500% 05/01/07.....................       69,224
               4,906 Federal Home Loan Mortgage Corp.
                      6.000%, 10/01/10....................        5,083
              89,331 Federal Home Loan Mortgage Corp.
                      7.000%, 07/01/11....................       94,291
              24,233 Federal Home Loan Mortgage Corp.
                      11.750%, 01/01/12...................       25,348
             232,871 Federal Home Loan Mortgage Corp.
                      6.500%, 08/01/13....................      241,821
              45,104 Federal Home Loan Mortgage Corp.
                      8.250%, 04/01/17....................       48,734
              47,312 Federal Home Loan Mortgage Corp.
                      9.000%, 10/01/17....................       51,330
              73,442 Federal Home Loan Mortgage Corp.
                      8.000%, 12/01/19....................       78,782
             104,532 Federal Home Loan Mortgage Corp.
                      10.500%, 06/01/20...................      119,492
             266,092 Federal Home Loan Mortgage Corp.
                      8.000%, 07/01/20....................      283,827
             237,342 Federal Home Loan Mortgage Corp.
                      10.000%, 09/01/20...................      269,405
              15,005 Federal Home Loan Mortgage Corp.
                      7.000%, 04/15/21....................       15,263
             114,894 Federal Home Loan Mortgage Corp.
                      6.500%, 03/01/26....................      118,038
              27,038 Federal Home Loan Mortgage Corp.
                      6.500%, 05/01/26....................       27,777
              41,861 Federal Home Loan Mortgage Corp.
                      6.500%, 06/01/26....................       43,007
             459,588 Federal Home Loan Mortgage Corp.
                      6.500%, 07/01/26....................      472,165
             922,009 Federal Home Loan Mortgage Corp.
                      6.000%, 10/01/28....................      923,448
             858,845 Federal Home Loan Mortgage Corp.
                      6.000%, 11/01/28....................      860,185
           2,660,638 Federal Home Loan Mortgage Corp.
                      8.000%, 09/01/31....................    2,827,752
           2,900,000 Federal Home Loan Mortgage Corp.
                      6.000%, TBA.........................    2,893,649
             854,511 Federal National Mortgage Association
                      7.372%, 07/01/02 (b)................      913,943
             491,288 Federal National Mortgage Association
                      12.672%, 07/25/02 (b)...............      517,664
             521,332 Federal National Mortgage Association
                      6.821%, 07/30/02 (b)................      557,551
              74,087 Federal National Mortgage Association
                      6.500%, 06/01/08....................       77,467
              30,952 Federal National Mortgage Association
                      6.500%, 12/01/10....................       32,286
             516,718 Federal National Mortgage Association
                      6.500%, 04/01/13....................      537,707
             323,672 Federal National Mortgage Association
                      6.500%, 07/01/13....................      336,819

            FACE                                              VALUE
           AMOUNT                                           (NOTE 1A)
         --------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
         $   363,106 Federal National Mortgage Association
                      7.000%, 12/01/14.................... $    381,262
              47,051 Federal National Mortgage Association
                      7.000%, 07/01/15....................       49,403
             198,615 Federal National Mortgage Association
                      7.000%, 08/01/15....................      208,545
              21,262 Federal National Mortgage Association
                      12.500%, 09/01/15...................       25,142
             157,252 Federal National Mortgage Association
                      12.000%, 10/01/15...................      181,955
              20,744 Federal National Mortgage Association
                      13.000%, 11/01/15...................       24,750
              13,977 Federal National Mortgage Association
                      12.000%, 01/01/16...................       16,300
             113,346 Federal National Mortgage Association
                      12.500%, 01/01/16...................      134,032
               6,124 Federal National Mortgage Association
                      11.500%, 09/01/19...................        7,076
              83,401 Federal National Mortgage Association
                      7.000%, 11/01/23....................       86,788
             142,662 Federal National Mortgage Association
                      6.500%, 03/01/26....................      145,872
              71,202 Federal National Mortgage Association
                      7.000%, 07/01/26....................       73,872
             316,261 Federal National Mortgage Association
                      7.000%, 02/01/28....................      327,922
             453,236 Federal National Mortgage Association
                      7.000%, 10/01/28....................      469,666
             245,676 Federal National Mortgage Association
                      7.000%, 11/01/28....................      254,582
             386,786 Federal National Mortgage Association
                      7.000%, 02/01/29....................      401,026
           1,005,425 Federal National Mortgage Association
                      6.500%, 04/01/29....................    1,026,791
              38,070 Federal National Mortgage Association
                      8.000%, 11/01/29....................       40,437
             398,609 Federal National Mortgage Association
                      7.500%, 12/01/29....................      418,415
             431,963 Federal National Mortgage Association
                      7.000%, 01/01/30....................      447,350
           1,255,000 Federal National Mortgage Association
                      6.527%, 05/25/30....................    1,327,310
             254,872 Federal National Mortgage Association
                      8.000%, 08/01/30....................      270,720
             265,589 Federal National Mortgage Association
                      8.000%, 10/01/30....................      282,104
             894,278 Federal National Mortgage Association
                      7.500%, 11/01/30....................      938,429
             230,097 Federal National Mortgage Association
                      7.500%, 01/01/31....................      241,457
               6,709 Federal National Mortgage Association
                      8.000%, 02/01/31....................        7,126
              52,444 Federal National Mortgage Association
                      8.000%, 03/01/31....................       55,705
          36,000,000 Federal National Mortgage Association
                      6.500%, TBA.........................   36,697,680

                See accompanying notes to financial statements.

                                    NEZF-19

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)
                                               SHORT TERM INVESTMENTS--64.2%


          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $ 5,000,000 Federal National Mortgage Association
                    5.500%, TBA............................ $  5,004,700
        17,000,000 Federal National Mortgage Association
                    6.000%, TBA............................   17,068,450
         5,000,000 Federal National Mortgage Association
                    7.000%, TBA............................    5,178,150
         2,000,000 Federal National Mortgage Association
                    8.000%, TBA............................    2,124,380
            87,397 Government National Mortgage Association
                    9.000%, 12/15/16.......................       95,597
           948,450 Government National Mortgage Association
                    8.500%, 06/15/25.......................    1,023,728
           240,554 Government National Mortgage Association
                    7.500%, 01/15/29.......................      254,913
           220,726 Government National Mortgage Association
                    7.500%, 09/15/29.......................      232,797
           159,520 Government National Mortgage Association
                    7.500%, 01/15/30.......................      168,245
           292,574 Government National Mortgage Association
                    7.500%, 02/15/30.......................      308,390
            19,419 Government National Mortgage Association
                    7.500%, 03/15/30.......................       20,469
           238,290 Government National Mortgage Association
                    7.500%, 04/15/30.......................      251,172
           233,142 Government National Mortgage Association
                    7.500%, 05/15/30.......................      246,246
           300,434 Government National Mortgage Association
                    7.500%, 06/15/30.......................      316,675
           385,414 Government National Mortgage Association
                    7.500%, 09/15/30.......................      406,249
                                                            ------------
                                                              90,742,503
                                                            ------------

                   U.S. TREASURY--20.6%
           100,000 United States Treasury Bonds
                    6.375%, 08/15/27.......................      109,057
         1,000,000 United States Treasury Bonds
                    5.375%, 02/15/31.......................      979,210
         3,000,000 United States Treasury Notes
                    2.750%, 09/30/03.......................    3,018,720
         1,500,000 United States Treasury Notes
                    5.250%, 05/15/04.......................    1,567,770
         2,000,000 United States Treasury Notes
                    6.750%, 05/15/05.......................    2,182,800
         5,000,000 United States Treasury Notes
                    5.750%, 11/15/05.......................    5,335,900
         9,500,000 United States Treasury Notes
                    4.375%, 05/15/07.......................    9,630,625
         3,000,000 United States Treasury Notes
                    6.500%, 02/15/10.......................    3,353,640
         4,000,000 United States Treasury Notes
                    5.000%, 02/15/11.......................    4,067,704
                                                            ------------
                                                              30,245,426
                                                            ------------
                   Total Bonds & Notes
                    (Identified Cost $119,041,427).........  120,987,929
                                                            ------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--13.7%
      $ 6,175,000 General Motors Acceptance Corp.
                   2.000%, 07/15/02........................ $  6,170,197
        6,175,000 Grand Funding Corp.
                   2.200%, 07/15/02........................    6,169,717
        1,547,000 Kinder Morgan, Inc.
                   2.050%, 07/15/02........................    1,545,767
        6,175,000 Mermaid Funding Corp.
                   2.150%, 07/15/02........................    6,169,837
                                                            ------------
                                                              20,055,518
                                                            ------------

                  REPURCHASE AGREEMENT--50.5%
       25,000,000 J.P. Morgan Chase & Co. Repurchase
                   Agreement dated 06/28/02 at 1.800% to be
                   repurchased at $25,003,750 on 07/01/02,
                   collateralized by $21,031,000
                   U.S. Treasury Note 7.500% due 11/15/16
                   with a value of $25,500,088.............   25,000,000
       24,000,000 State Street Corp. Repurchase Agreement
                   dated 06/28/02 at 1.880% to be
                   repurchased at $24,003,760 on 07/01/02,
                   collateralized by $22,435,000
                   U.S. Treasury Bond 6.250% due 08/15/23
                   with a value of $24,482,194.............   24,000,000
       24,954,000 Warburg Dillon Reed Repurchase Agreement
                   dated 06/28/02 at 1.900% to be
                   repurchased at $24,957,951 on 07/01/02,
                   collateralized by $18,733,000
                   U.S. Treasury Bond 6.500% due 02/15/20
                   with a value of $25,453,464.............   24,954,000
                                                            ------------
                                                              73,954,000
                                                            ------------
                  Total Short Term Investments
                    (Identified Cost $94,009,518)..........   94,009,518
                                                            ------------
                  Total Investments--146.8%
                    (Identified Cost $213,050,945).........  214,997,447
                  Other assets less liabilities............  (68,590,174)
                                                            ------------
                  TOTAL NET ASSETS--100%................... $146,407,273
                                                            ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized appreciation on investments based on cost of $213,050,945 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $2,082,708
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value........   (136,206)
                                                                ----------
    Net unrealized appreciation................................ $1,946,502
                                                                ==========

(b)Variable or floating rate security. Rate disclosed is as of June 30, 2002.

Key to Abbreviations:
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                    NEZF-20

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

  ASSETS
   Investments at value..............................             $214,997,447
   Cash..............................................                      791
   Receivable for:
     Securities sold.................................               10,380,347
     Fund shares sold................................                1,036,191
     Interest........................................                  654,434
                                                                  ------------
      Total Assets...................................              227,069,210
  LIABILITIES
   Payable for:
     Fund shares redeemed............................ $   505,975
     Securities purchased............................  80,006,912
   Accrued expenses:
     Management fees.................................      66,778
     Service and distribution fees...................       2,741
     Deferred trustees fees..........................      10,636
     Other expenses..................................      68,895
                                                      -----------
      Total Liabilities..............................               80,661,937
                                                                  ------------
  NET ASSETS.........................................             $146,407,273
                                                                  ============
   Net assets consist of:
     Capital paid in.................................             $141,667,020
     Undistributed net investment income.............                1,541,576
     Accumulated net realized gains (losses).........                1,252,175
     Unrealized appreciation (depreciation) on
      investments and foreign currency...............                1,946,502
                                                                  ------------
  NET ASSETS.........................................             $146,407,273
                                                                  ============
  Computation of offering price:
  CLASS A
  Net asset value and redemption price per share
   ($122,362,097 divided by 10,106,362 shares of
   beneficial interest)..............................             $      12.11
                                                                  ============
  CLASS E
  Net asset value and redemption price per share
   ($24,045,176 divided by 1,989,195 shares of
   beneficial interest)..............................             $      12.09
                                                                  ============
  Identified cost of investments.....................             $213,050,945
                                                                  ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
      Interest.........................................          $2,091,912
                                                                 ----------
     EXPENSES
      Management fees.................................. $340,568
      Service and distribution fees--Class E...........   10,537
      Trustees fees and expenses.......................    8,958
      Custodian........................................   32,901
      Audit and tax services...........................   10,725
      Legal............................................    1,511
      Printing.........................................   35,665
      Insurance........................................      834
      Miscellaneous....................................    2,285
                                                        --------
      Total expenses...................................             443,984
                                                                 ----------
     NET INVESTMENT INCOME.............................           1,647,928
                                                                 ----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
      Investments--net.................................           1,492,395
     Unrealized appreciation (depreciation) on:
      Investments--net.................................             972,313
                                                                 ----------
     NET GAIN (LOSS)...................................           2,464,708
                                                                 ----------
     NET INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS.......................................          $4,112,636
                                                                 ==========

                See accompanying notes to financial statements.

                                    NEZF-21

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2002          2001
                                                    ------------  ------------
 FROM OPERATIONS
  Net investment income............................ $  1,647,928  $  3,483,914
  Net realized gain (loss).........................    1,492,395       720,653
  Unrealized appreciation (depreciation)...........      972,313       437,225
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    4,112,636     4,641,792
                                                    ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A........................................   (2,241,848)   (4,229,836)
    Class E........................................     (316,896)            0
                                                    ------------  ------------
  TOTAL DISTRIBUTIONS..............................   (2,558,744)   (4,229,836)
                                                    ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
    SHARE TRANSACTIONS.............................   36,499,047    50,769,337
                                                    ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..........   38,052,939    51,181,293

 NET ASSETS
  Beginning of the year............................  108,354,334    57,173,041
                                                    ------------  ------------
  End of the period................................ $146,407,273  $108,354,334
                                                    ============  ============
 UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME
  End of the period................................ $  1,541,576  $  2,452,392
                                                    ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2002           DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,941,959  $ 35,368,322   5,602,038  $ 66,679,482
  Reinvestments...............................................    188,867     2,241,848     369,096     4,229,836
  Redemptions................................................. (1,554,538)  (18,664,075) (2,228,636)  (26,430,367)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,576,288  $ 18,946,095   3,742,498  $ 44,478,951
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,575,038  $ 18,891,292     542,635  $  6,492,396
  Reinvestments...............................................     26,720       316,896           0             0
  Redemptions.................................................   (138,313)   (1,655,236)    (16,885)     (202,010)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,463,445  $ 17,552,952     525,750  $  6,290,386
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  3,039,733  $ 36,499,047   4,268,248  $ 50,769,337
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    NEZF-22

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                                CLASS A
                                                                       ---------------------------------------------------------
                                                                        SIX MONTHS
                                                                          ENDED                YEAR ENDED DECEMBER 31,
                                                                         JUNE 30,    -------------------------------------------
                                                                           2002        2001     2000     1999     1998     1997
                                                                       ----------    --------  ------- -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $  11.97     $  11.94  $ 10.81 $ 11.47  $ 11.14  $ 10.83
                                                                        --------     --------  ------- -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.12         0.37     0.67    0.65     0.47     0.53
 Net realized and unrealized gain (loss) on investments...............      0.26         0.41     0.46   (0.62)    0.37     0.40
                                                                        --------     --------  ------- -------  -------  -------
 Total from investment operations.....................................      0.38         0.78     1.13    0.03     0.84     0.93
                                                                        --------     --------  ------- -------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.24)       (0.75)    0.00   (0.66)   (0.45)   (0.53)
 Distributions from net realized capital gains........................      0.00         0.00     0.00   (0.03)   (0.06)   (0.05)
 Distributions in excess of net realized capital gains................      0.00         0.00     0.00    0.00     0.00    (0.04)
                                                                        --------     --------  ------- -------  -------  -------
 Total Distributions..................................................     (0.24)       (0.75)    0.00   (0.69)   (0.51)   (0.62)
                                                                        --------     --------  ------- -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................................  $  12.11     $  11.97  $ 11.94 $ 10.81  $ 11.47  $ 11.14
                                                                        ========     ========  ======= =======  =======  =======
TOTAL RETURN (%)......................................................       3.3 (b)      6.7     10.5     0.2      7.5      8.6
Ratio of operating expenses to average net assets (%).................      0.70 (c)     0.70     0.70    0.70     0.70     0.70
Ratio of net investment income to average net assets (%)..............      2.69 (c)     4.49     6.29    5.89     5.70     6.42
Portfolio turnover rate (%)...........................................       603 (c)      362      583     530      496      572
Net assets, end of period (000).......................................  $122,362     $102,066  $57,173 $50,967  $45,807  $22,143
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)........      0.70 (c)     0.73     0.71    0.72     0.77     0.98

                                                                                 CLASS E
                                                                       ------------------------
                                                                       SIX MONTHS   MAY 1, 2001 (A)
                                                                         ENDED          THROUGH
                                                                        JUNE 30,     DECEMBER 31,
                                                                          2002           2001
                                                                       ----------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $ 11.96         $11.45
                                                                        -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.12           0.07
 Net realized and unrealized gain (loss) on investments...............     0.25           0.44
                                                                        -------         ------
 Total from investment operations.....................................     0.37           0.51
                                                                        -------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.24)          0.00
                                                                        -------         ------
 Total Distributions..................................................    (0.24)          0.00
                                                                        -------         ------
NET ASSET VALUE, END OF PERIOD........................................  $ 12.09         $11.96
                                                                        =======         ======
TOTAL RETURN (%)......................................................      3.1 (b)        4.5 (b)
Ratio of operating expenses to average net assets (%).................     0.85 (c)       0.85 (c)
Ratio of net investment income to average net assets (%)..............     2.54 (c)       3.39 (c)
Portfolio turnover rate (%)...........................................      603 (c)        362 (c)
Net assets, end of period (000).......................................  $24,045         $6,289
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)........     0.85 (c)       0.88 (c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-23

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 COMPETITIVE TOTAL
 RETURN PRIMARILY
 FROM INVESTING IN
 FIXED-INCOME
 SECURITIES.

 INCEPTION
 DATE  8/26/83

 ASSET CLASS
 U.S. BONDS

    NET ASSETS
  $942.2 MILLION

    PORTFOLIO
     MANAGER
   FIXED INCOME
       TEAM

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the State Street Research Bond Income Series Class A Shares returned 2.8% compared to the Lehman Brothers Aggregate Bond Index/1/, which returned 3.8% for the same period. The average return of the Series' peer group, the Lipper Variable Products Corporate Debt A Rated Funds/5/ category, was 2.8% for the same time period. The Series' performance was negatively impacted by a shorter than benchmark duration and exposure to credit related sectors.

PORTFOLIO ACTIVITY
For the period, the portfolio's exposure to high quality spread product such as Mortgages, Asset-Backeds, and Commercial Mortgages (MAC) was a major positive contributor to performance. In contrast, the other major fixed income sectors tended to have mixed performance as strong returns in the first quarter were offset in the second quarter. In Q1, the portfolio's greater than benchmark exposure to Investment Grade Credit was additive to performance, while this overweight hurt the portfolio relative to Treasuries in Q2. The same is true of the High Yield sector where our emphasis on higher quality high yield bonds (BB rated) had a positive impact in Q1, but detracted from results in Q2 as both the equity and fixed income markets became mired in accounting and valuation issues. The same is true of the portfolio's modest allocation to Emerging Market Debt where first quarter relative gains were given back in Q2. During the period, the portfolio's duration was shortened from modestly higher than the benchmark in March to modestly under it through May and June. The longer duration had a small positive impact in Q1, but the duration's moving shorter in Q2 caused the fund to underperform slightly as rates eased on fears of the economy not growing as fast as expected.

PORTFOLIO OUTLOOK
U.S. economic growth is expected to muddle along at a modestly below trend pace (trend defined as 3.00%) during the remainder of 2002, and into 2003. Near-term, we are likely to remain in a low-inflation, high-productivity environment. However longer-term, we expect inflation to edge up, fueled by an accommodative Fed, re-regulation and trade protectionism, rising service sector costs, and a weaker dollar. The recent rally in US interest rates appears overdone and we expect that rates will move higher as economic fundamentals improve and inflation worries ultimately surface more broadly. This warrants a shorter than benchmark duration posture. We trimmed exposure on strength, but remain overweight Asset Backed Securities and Commercial Mortgage Backed Securities. The bifurcation in the investment grade credit sector has deepened; while earnings should start to improve in the second half, event risk remains high. Eventually the fundamentals will win out and we are overweight the sector on a well-diversified basis. Increased political uncertainty has fueled a decline in Emerging Markets valuations to more attractive levels. This has moved emerging markets valuations into more attractive ranges but risk has risen as well and we are holding our diversified exposure at just below our normal 2.5%. We await a shift toward more restrictive Fed policy to move back into non-US dollar denominated markets. The high yield markets are coming off one of their worst quarters in history. Slowly improving fundamentals should help to stabilize the markets and set the stage for a strong rally late in 2002. We have gradually increased our weightings in the sector as valuations have cheapened.



                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                            % OF TOTAL
         SECURITY                                           NET ASSETS
         -------------------------------------------------------------
         FEDERAL NATIONAL MORTGAGE ASSOCIATION.............    27.9%
         GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........     8.0
         UNITED STATES TREASURY BONDS......................     5.0
         UNITED STATES TREASURY NOTES......................     2.0
         CITIBANK CREDIT CARD ISSUANCE TRUST...............     1.2
         FORD MOTOR CREDIT CO..............................     1.0
         GENERAL MOTORS ACCEPTANCE CORP....................     1.0
         MORGAN STANLEY DEAN WITTER CAPITAL, INC...........     0.9
         DAIMLERCHRYSLER NORTH AMERICA HOLDING CORP........     0.8
         JOHN HANCOCK GLOBAL FUNDING (144A)................     0.7

                       A $10,000 INVESTMENT COMPARED TO
                       THE LEHMAN BROTHERS INTERMEDIATE
                    GOVERNMENT/CREDIT INDEX SINCE 12/31/91
                                    [CHART]
         State Street   Lehman Brothers
        Research Bond      Aggregate
        Income Class A    Bond Index
        --------------  ---------------
6/92      $10,000          $10,000
6/93       11,439           11,178
6/94       11,292           11,033
6/95       12,941           12,417
6/96       13,650           13,040
6/97       15,079           14,103
6/98       16,779           15,590
6/99       17,231           16,080
6/00       17,962           16,814
6/01       19,632           18,702
6/02       21,132           20,316



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                             STATE STREET RESEARCH
                                  BOND INCOME              LEHMAN BROTHERS
                       ------------------------------------   AGGREGATE
                       CLASS A CLASS B /(A)/ CLASS E /(B)/   BOND INDEX
     6 Months            2.8%      2.7%          1.3%            3.8%
     1 Year              7.7       7.5            --             8.6
     3 Years             7.1        --            --             8.1
     5 Years             7.0        --            --             7.6
     10 Years            7.8        --            --             7.4
      Since Inception    9.4       6.8           1.3             9.5

--------------------------------------------------------------------------------
 (a) Commenced operations May 1, 2001.
 (b) Commenced operations April 23, 2002.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-24

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS AND NOTES--99.0% OF TOTAL NET ASSETS


    FACE                                                      VALUE
   AMOUNT                                                   (NOTE 1A)
------------------------------------------------------------------------

             AEROSPACE & DEFENSE--0.6%
$    345,000 Lockheed Martin Corp. 8.200%, 12/01/09..... $       399,866
     750,000 United Technologies Corp.
              7.125%, 11/15/10..........................         821,813
   2,850,000 United Technologies Corp.
              6.700%, 08/01/28..........................       2,854,303
   1,625,000 United Technologies Corp.
              7.500%, 09/15/29..........................       1,795,040
                                                         ---------------
                                                               5,871,022
                                                         ---------------

             AGRICULTURAL MACHINERY--0.3%
   2,500,000 Cargill, Inc. (144A) 6.250%, 05/01/06......       2,637,300
                                                         ---------------

             AIR TRAVEL--0.4%
     775,000 Delta Airlines, Inc. 7.570%, 11/18/10......         814,858
   2,900,000 Delta Airlines, Inc. 6.417%, 07/02/12......       2,944,544
                                                         ---------------
                                                               3,759,402
                                                         ---------------

             ASSET BACKED--2.9%
   2,405,000 Citibank Credit Card Issuance Trust
              7.450%, 09/15/07..........................       2,585,920
   2,300,000 Citibank Credit Card Issuance Trust
              7.050%, 09/17/07..........................       2,426,500
   4,550,000 Citibank Credit Card Issuance Trust
              6.650%, 05/15/08..........................       4,704,973
   1,825,000 Citibank Credit Card Issuance Trust
              2.360%, 12/10/08 (b)......................       1,835,279
   4,500,000 Distribution Financial Services Trust
              5.670%, 01/17/17..........................       4,597,702
   2,375,000 Fleet Commercial Loan Master, L.L.C.
              3.360%, 11/16/07 (b)......................       2,362,197
   2,725,000 Ford Credit Auto Owner Trust
              4.790%, 11/15/06..........................       2,759,063
   4,475,000 MBNA Credit Card MasterTrust
              3.060%, 06/15/09 (b)......................       4,508,562
      10,000 MBNA Master Credit Card Trust II
              6.600%, 04/16/07..........................          10,625
   1,125,000 MBNA Master Credit Card Trust II
              7.000%, 02/15/12..........................       1,248,945
                                                         ---------------
                                                              27,039,766
                                                         ---------------

             AUTO PARTS--0.6%
   4,025,000 Dana Corp. 9.000%, 08/15/11................       3,964,625
   1,725,000 Lear Corp. 7.960%, 05/15/05................       1,778,273
                                                         ---------------
                                                               5,742,898
                                                         ---------------

             AUTOMOBILES--1.3%
     600,000 AutoNation, Inc. 9.000%, 08/01/08..........         618,000
   1,375,000 Briggs & Stratton Corp. 8.875%, 03/15/11...       1,442,512
   6,425,000 DaimlerChrysler North America Holding Corp.
              8.500%, 01/18/31..........................       7,139,653
   3,600,000 Ford Motor Co. 7.450%, 07/16/31............       3,345,372
                                                         ---------------
                                                              12,545,537
                                                         ---------------

             BANKS--0.4%
   2,600,000 SunTrust Banks, Inc. 6.375%, 04/01/11......       2,703,181
   1,475,000 Union Planters Bank 5.125%, 06/15/07.......       1,481,062
                                                         ---------------
                                                               4,184,243
                                                         ---------------

    FACE                                                        VALUE
   AMOUNT                                                     (NOTE 1A)
--------------------------------------------------------------------------

             BROADCASTING--0.3%
$    925,000 Charter Communication Holdings, L.L.C.
              9.625%, 11/15/09............................ $       615,125
   2,325,000 News America, Inc. 6.625%, 01/09/08..........       2,325,279
                                                           ---------------
                                                                 2,940,404
                                                           ---------------

             BUILDING & CONSTRUCTION--0.4%
   1,750,000 Beazer Homes USA, Inc. (144A)
              8.375%, 04/15/12............................       1,767,500
   2,300,000 D.R. Horton, Inc. (144A)
              8.500%, 04/15/12............................       2,308,625
                                                           ---------------
                                                                 4,076,125
                                                           ---------------

             CHEMICALS--0.6%
   2,125,000 Airgas, Inc. 9.125%, 10/01/11................       2,252,500
   2,100,000 Lyondell Chemical Co. 9.625%, 05/01/07.......       2,005,500
     725,000 Millennium America, Inc. (144A)
              9.250%, 06/15/08............................         739,500
     900,000 OM Group, Inc. 9.250%, 12/15/11..............         931,500
                                                           ---------------
                                                                 5,929,000
                                                           ---------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--7.6%
   1,850,000 Bear Stearns Commercial Mortgage Securities,
              Inc. 7.080%, 06/15/09.......................       2,028,716
   1,825,000 Cheyne Investment Grade CDO I (144A)
              2.409%, 09/26/09 (b)........................       1,819,525
   3,325,000 Commercial Mortgage Acceptance Corp.
              (144A) 5.440%, 09/15/30.....................       2,487,298
   3,825,000 Commercial Mortgage Acceptance Corp.
              (144A) 6.230%, 07/15/31.....................       2,970,080
   5,525,000 DLJ Commercial Mortgage Corp.
              7.366%, 06/10/31 (b)........................       4,542,586
   3,450,000 First Union Lehman Brothers Commercial
              Mortgage Trust II (144A)
              7.500%, 11/18/29 (b)........................       2,854,875
   5,550,000 GSR Mortgage Loan Trust
              5.491%, 05/25/32............................       5,648,859
   2,800,000 Holmes Financing, Plc. 3.310%, 07/15/40 (b)..       2,817,612
   5,160,000 J.P. Morgan Commercial Mortgage Finance
              Corp. 6.507%, 10/15/35......................       5,483,134
   2,300,000 J.P. Morgan Project Commercial Mortgage
              Finance Corp. 7.238%, 09/15/29..............       2,500,424
   3,965,987 Lehman Brothers-UBS Commercial Mortgage
              Trust (144A) 6.155%, 07/14/16...............       4,104,797
     486,696 Morgan Stanley Capital I, Inc.
              6.190%, 03/15/30............................         510,457
   7,700,000 Morgan Stanley Dean Witter Capital, Inc.
              6.460%, 02/15/33............................       8,176,523
   1,325,000 NationsLink Funding Corp.
              6.795%, 08/20/30............................       1,420,475
   1,450,000 NationsLink Funding Corp (Class E)
              7.105%, 08/20/30............................       1,511,938
   2,167,509 PNC Mortgage Acceptance Corp.
              7.050%, 10/12/33............................       2,329,326
   3,850,000 PNC Mortgage Acceptance Corp.
              7.300%, 10/12/33............................       4,269,024
   5,375,000 Principal Residential Mortgage Capital (144A)
              4.550%, 12/20/04............................       5,469,063
   4,475,000 Salomon Brothers Commercial Mortgage Trust
              6.226%, 12/18/35............................       4,697,612

                See accompanying notes to financial statements.

                                    NEZF-25

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


    FACE                                                         VALUE
   AMOUNT                                                      (NOTE 1A)
---------------------------------------------------------------------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
$  1,600,000 Salomon Brothers Mortgage Securities VII, Inc.
              6.134%, 02/18/34............................. $     1,677,061
   1,380,315 Structured Asset Securities Corp.
              6.790%, 10/12/34.............................       1,452,336
   2,675,000 Wamu Mortgage Pass Through Certificates
              5.572%, 06/25/32.............................       2,728,500
                                                            ---------------
                                                                 71,500,221
                                                            ---------------

             COMMUNICATION SERVICES--0.5%
   1,800,000 Koninklijke KPN NV 7.500%, 10/01/05...........       1,848,258
   2,275,000 PanAmSat Corp. (144A)
              8.500%, 02/01/12.............................       2,093,000
     800,000 TCI Communications, Inc.
              8.650%, 09/15/04.............................         814,064
                                                            ---------------
                                                                  4,755,322
                                                            ---------------

             COMMUNICATIONS--1.1%
   1,200,000 Charter Communications Holdings, L.L.C.
              10.750%, 10/01/09............................         843,000
   4,250,000 Clear Channel Communications, Inc.
              7.250%, 09/15/03.............................       4,287,740
   4,125,000 Comcast Cable Communications
              6.750%, 01/30/11.............................       3,690,159
   1,175,000 Deutsche Telekom International Finance BV
              9.250%, 06/01/32.............................       1,184,372
                                                            ---------------
                                                                 10,005,271
                                                            ---------------

             COMPUTERS & BUSINESS EQUIPMENT--1.0%
   1,300,000 First Data Corp. 4.700%, 11/01/06.............       1,303,784
   2,375,000 Hewlett-Packard Co. 5.500%, 07/01/07..........       2,361,460
   3,400,000 International Business Machines Corp.
              4.875%, 10/01/06.............................       3,426,350
   2,250,000 Seagate Technologies Hdd Holdings (144A)
              8.000%, 05/15/09.............................       2,250,000
                                                            ---------------
                                                                  9,341,594
                                                            ---------------

             CONTAINERS & GLASS--0.2%
   1,400,000 Packaging Corp. 9.625%, 04/01/09..............       1,512,000
                                                            ---------------

             DRUGS & HEALTH CARE--1.1%
   2,125,000 Beckman Coulter, Inc. 7.450%, 03/04/08........       2,286,606
   1,395,000 Columbia/HCA Healthcare Corp.
              7.690%, 06/15/25.............................       1,361,701
   2,625,000 HealthSouth Corp. 7.000%, 06/15/08............       2,559,375
   1,700,000 HealthSouth Corp. 8.375%, 10/01/11............       1,776,500
   2,700,000 Tenet Healthcare Corp.
              5.375%, 11/15/06.............................       2,728,561
                                                            ---------------
                                                                 10,712,743
                                                            ---------------

             ELECTRIC UTILITIES--3.2%
   3,325,000 AEP Resources, Inc. (144A)
              6.500%, 12/1/03..............................       3,439,001
     800,000 Calpine Corp. 7.750%, 04/15/09................         504,000
     475,000 Calpine Corp. 8.500%, 02/15/11................         318,250
   2,525,000 DTE Energy Co. 6.000%, 06/01/04...............       2,609,108

    FACE                                                      VALUE
   AMOUNT                                                   (NOTE 1A)
---------------------------------------------------------------------------

             ELECTRIC UTILITIES--(CONTINUED)
$  3,825,000 Dominion Resources, Inc. 7.625%, 07/15/05.. $     4,131,497
   3,025,000 Duke Energy Co. 7.375%, 03/01/10...........       3,278,283
   3,540,000 Exelon Corp. 6.750%, 05/01/11..............       3,703,481
   2,325,000 KeySpan Corp. 7.625%, 11/15/10.............       2,589,213
   2,425,000 Oncor Electric Delivery Co. (144A)
              6.375%, 05/01/12..........................       2,491,571
   2,275,000 Peco Energy Transition
              Trust 7.625%, 03/01/10....................       2,575,687
   3,985,000 Progress Energy, Inc. 7.100%, 03/01/11.....       4,218,007
                                                         ---------------
                                                              29,858,098
                                                         ---------------

             ELECTRICAL EQUIPMENT--0.2%
   2,025,000 Ametek, Inc. 7.200%, 07/15/08..............       1,961,751
                                                         ---------------

             ELECTRONICS--0.4%
   1,275,000 Electronic Data Systems Corp.
              6.850%, 10/15/04..........................       1,346,247
   2,650,000 L-3 Communications Corp. (144A)
              7.625%, 06/15/12..........................       2,650,000
                                                         ---------------
                                                               3,996,247
                                                         ---------------

             FEDERAL AGENCIES--36.3%
     192,419 Federal Home Loan Mortgage Corp.
              9.000%, 12/01/09..........................         207,606
   6,900,000 Federal National Mortgage Association
              6.000%, TBA...............................       7,035,861
  86,575,000 Federal National Mortgage Association
              6.500%, TBA...............................      87,873,625
   6,625,000 Federal National Mortgage Association
              6.500%, TBA...............................       6,861,049
  40,900,000 Federal National Mortgage Association
              7.000%, TBA...............................      42,357,267
  21,175,000 Federal National Mortgage Association
              7.000%, TBA...............................      22,233,750
  27,525,000 Federal National Mortgage Association
              7.500%, TBA...............................      28,884,184
      69,324 Federal National Mortgage Association
              7.750%, 09/01/06..........................          72,009
     156,688 Federal National Mortgage Association
              7.750%, 03/01/08..........................         165,497
      15,646 Federal National Mortgage Association
              7.750%, 04/01/08..........................          16,525
      35,562 Federal National Mortgage Association
              8.000%, 06/01/08..........................          37,826
     248,098 Federal National Mortgage Association
              8.250%, 07/01/08..........................         263,165
     271,634 Federal National Mortgage Association
              8.500%, 02/01/09..........................         291,240
      77,925 Federal National Mortgage Association
              8.500%, 09/01/09..........................          83,326
   1,735,545 Federal National Mortgage Association
              6.500%, 07/01/14..........................       1,808,750
   5,915,600 Federal National Mortgage Association
              7.000%, 12/01/15..........................       6,211,380

                See accompanying notes to financial statements.

                                    NEZF-26

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
     ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $     43,914 Federal National Mortgage Association
                   9.000%, 04/01/16....................... $        47,475
        5,497,678 Federal National Mortgage Association
                   6.000%, 07/01/16.......................       5,605,873
        4,360,680 Federal National Mortgage Association
                   6.500%, 09/01/16.......................       4,516,008
       16,300,000 Federal National Mortgage Association
                   6.500%, 04/01/17.......................      16,880,606
        1,775,085 Federal National Mortgage Association
                   6.500%, 11/01/27.......................       1,816,267
        3,000,000 Federal National Mortgage Association
                   7.250%, 05/15/30.......................       3,416,160
       12,161,954 Federal National Mortgage Association
                   6.500%, 06/01/31.......................      12,417,476
        5,775,187 Federal National Mortgage Association
                   6.500%, 08/01/31.......................       5,887,053
        2,941,444 Federal National Mortgage Association
                   6.500%, 09/01/31.......................       2,998,420
        2,953,205 Federal National Mortgage Association
                   7.000%, 10/01/31.......................       3,058,398
        5,160,510 Federal National Mortgage Association
                   7.000%, 12/01/31.......................       5,344,327
       19,850,000 Government National Mortgage Association
                   7.000%, TBA............................      20,600,528
           57,457 Government National Mortgage Association
                   7.500%, 05/15/07.......................          60,961
        2,625,827 Government National Mortgage Association
                   7.500%, 12/15/14.......................       2,792,383
           50,421 Government National Mortgage Association
                   9.000%, 10/15/16.......................          55,696
           39,311 Government National Mortgage Association
                   8.500%, 01/15/17.......................          43,185
           25,045 Government National Mortgage Association
                   8.500%, 02/15/17.......................          27,513
           51,772 Government National Mortgage Association
                   8.500%, 03/15/17.......................          56,874
           71,812 Government National Mortgage Association
                   8.500%, 05/15/17.......................          78,889
            7,452 Government National Mortgage Association
                   8.500%, 07/15/17.......................           8,187
            4,540 Government National Mortgage Association
                   8.500%, 11/15/17.......................           4,987
           24,488 Government National Mortgage Association
                   8.500%, 06/15/20.......................          26,787
           20,133 Government National Mortgage Association
                   8.500%, 03/15/21.......................          21,992
           16,145 Government National Mortgage Association
                   8.500%, 10/15/21.......................          17,636
           40,855 Government National Mortgage Association
                   8.500%, 11/15/21.......................          44,627
           29,237 Government National Mortgage Association
                   8.500%, 05/15/22.......................          31,863
           97,131 Government National Mortgage Association
                   8.500%, 10/15/22.......................         105,853
        1,834,867 Government National Mortgage Association
                   7.000%, 02/15/24.......................       1,919,803

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ----------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $  1,251,151 Government National Mortgage Association
                   6.500%, 11/15/28........................ $     1,283,644
        2,676,153 Government National Mortgage Association
                   6.500%, 05/15/29........................       2,745,653
          592,334 Government National Mortgage Association
                   8.000%, 11/15/29........................         632,198
        2,723,581 Government National Mortgage Association
                   7.000%, 04/15/31........................       2,832,606
        6,714,287 Government National Mortgage Association
                   7.000%, 05/15/31........................       6,968,154
        1,160,758 Government National Mortgage Association
                   6.500%, 07/15/31........................       1,183,972
        5,700,445 Government National Mortgage Association
                   7.500%, 07/15/31........................       6,014,509
       11,436,637 Government National Mortgage Association
                   7.000%, 10/15/31........................      11,869,056
        3,584,269 Government National Mortgage Association
                   6.500%, 03/15/32........................       3,655,954
       11,950,000 Government National Mortgage Association
                   6.500%, 06/15/32........................      12,189,000
                                                            ---------------
                                                                341,663,633
                                                            ---------------

                  FINANCE & BANKING--11.1%
        2,750,000 AIG SunAmerica Global Financing II (144A)
                   7.600%, 06/15/05........................       3,070,567
        2,150,000 AIG Sunamerica Global Financing VI (144A)
                   6.300%, 05/10/11........................       2,246,363
        2,350,000 Bank One N.A. 5.500%, 03/26/07...........       2,410,795
        2,025,000 Bank of America Corp. 7.400%, 01/15/11...       2,217,784
        3,800,000 Bombardier Capital, Inc. (144A)
                   7.300%, 12/15/02........................       3,877,406
        1,450,000 Chase Capital I 7.670%, 12/01/26.........       1,487,142
        5,700,000 Citigroup, Inc. 7.250%, 10/01/10.........       6,204,404
        4,425,000 Conoco Funding Co. 5.450%, 10/15/06......       4,535,005
        2,550,000 Countrywide Funding Corp.
                   5.250%, 05/22/03........................       2,605,412
        1,625,000 Countrywide Funding Corp.
                   7.260%, 05/10/04........................       1,732,136
        2,200,000 Credit Suisse First Boston (USA), Inc.
                   5.750%, 04/15/07........................       2,250,697
        2,850,000 EOP Operating, L.P. 6.500%, 06/15/04.....       2,961,159
        2,275,000 ERP, L.P. 6.625%, 03/15/12...............       2,335,401
        9,575,000 Ford Motor Credit Co. 6.875%, 02/01/06...       9,779,235
        5,200,000 General Electric Capital Corp.
                   5.875%, 02/15/12........................       5,203,328
        1,050,000 General Electric Capital Corp.
                   6.750%, 03/15/32........................       1,057,686
          900,000 General Motors Acceptance Corp.
                   6.875%, 09/15/11........................         892,098
        8,600,000 General Motors Acceptance Corp.
                   8.000%, 11/01/31........................       8,818,612
        5,200,000 Household Finance Corp.
                   5.750%, 01/30/07........................       5,177,016
        2,275,000 International Lease Finance Corp.
                   5.750%, 02/15/07........................       2,316,382

                See accompanying notes to financial statements.

                                    NEZF-27

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $  5,850,000 John Hancock Global Funding (144A)
                  7.900%, 07/02/10......................... $     6,625,242
         475,000 Korea Development Bank
                  7.125%, 04/22/04.........................         502,408
       2,850,000 Lehman Brothers Holdings, Inc.
                  7.375%, 05/15/04.........................       3,029,008
       1,300,000 MBNA Corp. 6.875%, 11/15/02...............       1,318,408
         900,000 MBNA Corp. 7.500%, 03/15/12...............         958,385
       2,150,000 Merry Land & Investments, Inc.
                  7.250%, 06/15/05.........................       2,294,970
       4,150,000 Simon Debartolo Group, L.P.
                  6.875%,11/15/06..........................       4,344,095
       2,275,000 Southern Co. Capital Funding
                  5.300%, 02/01/07.........................       2,308,094
       2,575,000 U.S. Bank National Association-Minneapolis
                  6.375%, 08/01/11.........................       2,670,121
       3,925,000 Washington Mutual, Inc.
                  5.625%, 01/15/07.........................       4,009,034
       1,275,000 Wells Fargo & Co. 7.250%, 08/24/05........       1,386,053
       3,475,000 Wells Fargo & Co. 5.125%, 02/15/07........       3,514,024
                                                            ---------------
                                                                104,138,470
                                                            ---------------

                 FINANCIAL SERVICES--1.6%
       1,250,000 Chase Manhattan Auto Owner Trust
                  4.170%, 09/15/08.........................       1,257,750
       1,350,000 ERAC USA Finance Co. (144A)
                  6.950%, 03/01/04.........................       1,409,468
       2,500,000 ERAC USA Finance Co. (144A)
                  6.625%, 02/15/05.........................       2,612,867
         550,063 Long Beach Asset Holdings Corp. (144A)
                  7.870%, 09/25/31.........................         547,313
         619,380 Long Beach Asset Holdings Corp. (144A)
                  8.350%, 03/25/32.........................         616,283
       1,525,000 Morgan Stanley Capital, Inc.
                  6.210%, 11/15/31.........................       1,607,498
       1,675,000 Nationslink Funding Corp.
                  6.476%, 08/20/30.........................       1,786,150
       3,100,000 PSE&G Transition Funding, L.L.C.
                  6.450%, 03/15/13.........................       3,323,294
       1,525,000 Reed Elsevier Capital, Inc.
                  6.125%, 08/01/06.........................       1,592,384
                                                            ---------------
                                                                 14,753,007
                                                            ---------------

                 FOOD & BEVERAGES--2.2%
       4,650,000 Coca-Cola Enterprises, Inc.
                  5.250%, 05/15/07.........................       4,753,513
       4,175,000 Conagra, Inc. 7.500%, 09/15/05............       4,502,821
       2,225,000 Coors Brewing Co. (144A)
                  6.375%, 05/15/12.........................       2,289,523
       1,900,000 Dean Foods Co. 8.150%, 08/01/07...........       1,938,722
       1,125,000 Dole Food, Inc. (144A) 7.250%, 05/01/09...       1,150,288
       1,400,000 Kellogg Co. 5.500%, 04/01/03..............       1,419,516
         350,000 Smithfield Foods, Inc. 8.000%, 10/15/09...         355,250
       4,350,000 Tyson Foods, Inc. 6.625%, 10/01/04........       4,534,997
                                                            ---------------
                                                                 20,944,630
                                                            ---------------

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ----------------------------------------------------------------------

                  GAS & OIL EXPLORATION--0.1%
     $  1,025,000 XTO Energy, Inc. 7.500%, 04/15/12........ $     1,045,500
                                                            ---------------

                  HOTELS & RESTAURANTS--0.8%
        2,350,000 John Q Hamons Hotels, L.P. (144A)
                   8.875%, 05/15/12........................       2,303,000
        4,300,000 Starwood Hotels & Resorts (144A)
                   7.875%, 05/01/12........................       4,255,667
        1,150,000 Yum! Brands, Inc. 7.700%, 07/01/12.......       1,150,000
                                                            ---------------
                                                                  7,708,667
                                                            ---------------

                  INDUSTRIAL MACHINERY--0.5%
        2,600,000 Dover Corp. 6.500%, 02/15/11.............       2,694,380
        1,150,000 JLG Industries, Inc. (144A)
                   8.375%, 06/15/12........................       1,150,000
          700,000 Kennametal, Inc. 7.200%, 06/15/12........         699,487
                                                            ---------------
                                                                  4,543,867
                                                            ---------------

                  INVESTMENT BROKERAGE--1.3%
        2,650,000 Goldman Sachs Group, Inc.
                   7.625%, 08/17/05........................       2,904,156
        1,225,000 Goldman Sachs Group, L.P. (144A)
                   6.625%, 12/01/04........................       1,289,178
        2,275,000 J.P. Morgan Chase & Co.
                   6.750%, 02/01/11........................       2,358,063
        2,850,000 Merrill Lynch & Co., Inc.
                   5.350%, 06/15/04........................       2,928,631
        3,100,000 Morgan Stanley Dean Witter & Co.
                   5.800%, 04/01/07........................       3,179,258
                                                            ---------------
                                                                 12,659,286
                                                            ---------------

                  LEISURE--1.3%
        2,200,000 Aztar Corp. 9.000%, 08/15/11.............       2,246,750
          900,000 MGM Grand, Inc. 9.750%, 06/01/07.........         949,500
        4,625,000 Park Place Entertainment Corp. (144A)
                   7.875%, 03/15/10........................       4,590,312
        4,375,000 The Walt Disney Co. 3.900%, 09/15/03.....       4,401,548
                                                            ---------------
                                                                 12,188,110
                                                            ---------------

                  MUNICIPAL BOND--0.3%
        2,775,000 New Jersey Economic Development Authority
                   7.425%, 02/15/29........................       3,156,424
                                                            ---------------

                  PAPER & FOREST--1.3%
        2,775,000 International Paper Co. 8.000%, 07/08/03.       2,909,546
        2,325,000 Potlatch Corp. 10.000%, 07/15/11.........       2,545,875
        1,825,000 Tembec Industries, Inc. 8.500%, 02/01/11.       1,879,750
        4,375,000 Weyerhaeuser Co. (144A)
                   6.750%, 03/15/12........................       4,498,069
                                                            ---------------
                                                                 11,833,240
                                                            ---------------

                  PETROLEUM SERVICES--0.2%
        1,750,000 Valero Energy Corp. 6.875%, 04/15/12.....       1,799,893
                                                            ---------------

                See accompanying notes to financial statements.

                                    NEZF-28

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ----------------------------------------------------------------------

                  POLLUTION CONTROL--0.4%
     $  1,500,000 Allied Waste North America, Inc.
                   7.625%, 01/01/06........................ $     1,447,500
          350,000 Allied Waste North America, Inc.
                   8.875%, 04/01/08........................         345,625
        2,475,000 Allied Waste North America, Inc.
                   7.875%, 01/01/09........................       2,376,000
                                                            ---------------
                                                                  4,169,125
                                                            ---------------

                  PUBLISHING--0.1%
        1,400,000 Thomson Corp. 5.750%, 02/01/08...........       1,409,003
                                                            ---------------

                  RAILROADS & EQUIPMENT--0.3%
        2,350,000 Union Pacific Corp. 6.650%, 01/15/11.....       2,458,500
                                                            ---------------

                  REAL ESTATE INVESTMENT TRUST--0.5%
          625,000 Senior Housing Properties Trust
                   8.625%, 01/15/12........................         643,750
        1,225,000 Spieker Properties, L.P. 6.800%, 05/01/04       1,276,732
        2,375,000 Vornado Realty Trust 5.625%, 06/15/07....       2,361,724
                                                            ---------------
                                                                  4,282,206
                                                            ---------------

                  RETAIL--1.9%
        2,150,000 The Kroger Co. 8.050%, 02/01/10..........       2,377,341
        3,925,000 Norfolk Southern Corp. 7.350%, 05/15/07..       4,294,735
          125,000 Safeway, Inc. 7.000%, 09/15/02...........         125,624
        2,225,000 Sears Roebuck Acceptance Corp.
                   6.250%, 05/01/09........................       2,233,121
        4,150,000 Target Corp. 5.875%, 03/01/12............       4,214,159
          270,000 The Kroger Co. 7.800%, 08/15/07..........         298,497
        1,425,000 The Kroger Co. 8.000%, 09/15/29..........       1,569,100
        2,183,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09...       2,390,363
                                                            ---------------
                                                                 17,502,940
                                                            ---------------

                  STEEL--0.5%
        4,400,000 Alaska Steel Corp. 7.875%, 02/15/09......       4,400,000
                                                            ---------------

                  TELEPHONE--2.1%
        2,500,000 AT&T Corp. 6.500%, 03/15/29..............       1,628,475
        1,160,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31........................         895,474
        2,150,000 Alltel Corp. 7.000%, 07/01/12............       2,145,227
        1,500,000 British Telecommunications, Plc.
                   8.375%, 12/15/10 (b)....................       1,635,294
        2,250,000 British Telecommunications, Plc.
                   0/8.875%, 12/15/30 (c)..................       2,420,145
        2,075,000 Cox Communications, Inc.
                   7.750%, 08/15/06........................       2,060,454
          800,000 Sprint Capital Corp. 6.000%, 01/15/07....         671,704
        1,250,000 Sprint Capital Corp. (144A)
                   7.900%, 03/15/05........................       1,123,263
        2,250,000 Telus Corp. 7.500%, 06/01/07.............       2,026,462
        1,525,000 Telus Corp. 8.000%, 06/01/11.............       1,267,138
        3,600,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10.       3,766,824
                                                            ---------------
                                                                 19,640,460
                                                            ---------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
     ---------------------------------------------------------------------

                  U.S. TREASURY--7.0%
     $  1,875,000 United States Treasury Bonds
                   10.625%, 08/15/15...................... $     2,818,575
       13,925,000 United States Treasury Bonds
                   9.875%, 11/15/15.......................      19,974,855
        6,255,000 United States Treasury Bonds
                   8.875%, 02/15/19.......................       8,507,551
        1,525,000 United States Treasury Bonds
                   8.125%, 08/15/21.......................       1,967,933
       10,275,000 United States Treasury Bonds
                   5.250%, 11/15/28.......................       9,660,658
        3,400,000 United States Treasury Bonds
                   6.250%, 05/15/30.......................       3,683,016
       17,225,000 United States Treasury Notes
                   7.000%, 07/15/06.......................      19,240,153
                                                           ---------------
                                                                65,852,741
                                                           ---------------

                  YANKEE--6.1%
        1,400,000 British Sky Broadcasting Group, Plc.
                   6.875%, 02/23/09.......................       1,287,818
          800,000 British Sky Broadcasting Group, Plc.
                   8.200%, 07/15/09.......................         787,651
        1,875,000 Flextronics International, Ltd.
                   9.875%, 07/01/10.......................       1,959,375
          775,000 France Telecom S.A.
                   0/7.750%, 03/01/11 (c).................         707,635
        1,825,000 Luscar Coal, Ltd. 9.750%, 10/15/11......       1,961,875
        2,474,500 National Republic of Bulgaria
                   2.813%, 07/28/11 (b)...................       2,152,815
          950,000 Norske Skog Canada, Ltd.
                   8.625%, 06/15/11.......................         973,750
          425,000 People's Republic of China
                   7.300%, 12/15/08.......................         470,943
        1,700,000 Republic of Chile 5.625%, 07/23/07......       1,674,658
        1,925,000 Republic of Malaysia 7.500%, 07/15/11...       2,042,425
        3,587,940 Republic of Panama 4.750%, 07/17/14 (b).       2,960,051
        2,521,000 Republic of Peru 9.125%, 02/21/12.......       2,285,287
        1,275,000 Republic of Peru (144A)
                   9.125%, 02/21/12.......................       1,154,513
        3,650,000 Republic of Philippines 8.375%, 03/12/09       3,636,312
        4,361,000 Republic of Poland 6.000%, 10/27/14 (b).       4,371,902
        1,400,000 Republic of South Africa
                   9.125%, 05/19/09.......................       1,571,500
          725,000 Republic of South Africa
                   7.375%, 04/25/12.......................         716,844
        1,075,000 Republic of Turkey 12.375%, 06/15/09....         999,750
        2,269,500 Republic of Ukraine 11.000%, 03/15/07...       2,306,493
        1,425,000 Rogers Cantel, Inc. 9.375%, 06/01/08....         954,750
        4,650,000 Russian Federation 8.250%, 03/31/10.....       4,615,125
        3,505,000 Telecomunicacione de Puerto Rico, Inc.
                   6.650%, 05/15/06.......................       3,552,282
          175,000 Tembec Industries, Inc.
                   7.750%, 03/15/12.......................         173,688
        1,575,000 Tyco International Group S.A.
                   6.250%, 06/15/03 (b)...................       1,370,281

                See accompanying notes to financial statements.

                                    NEZF-29

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


    FACE                                                      VALUE
   AMOUNT                                                   (NOTE 1A)
------------------------------------------------------------------------

             YANKEE--(CONTINUED)
$  4,350,000 Tyco International Group S.A. 6.375%,
              02/15/06.................................... $  3,458,250
   1,675,000 United Mexican States 9.750%, 04/06/05.......    1,846,687
   4,850,000 United Mexican States 9.875%, 02/01/10.......    5,432,000
   2,300,000 United Mexican States 8.300%, 08/15/31.......    2,239,050
                                                           ------------
                                                             57,663,710
                                                           ------------
             Total Bonds & Notes (Identified Cost
              $921,656,379)...............................  932,182,356
                                                           ------------

SHORT TERM INVESTMENTS--23.8%


             COMMERCIAL PAPER--20.9%
  22,765,000 AIG Funding, Inc. 1.760%, 07/15/02.............. 22,749,419
  16,381,000 American Express Credit Corp. 1.680%, 07/01/02.. 16,381,000
   1,168,000 American Express Credit Corp. 1.720%, 07/01/02..  1,168,000
   3,611,000 American Express Credit Corp. 1.650%, 07/02/02..  3,610,834
  26,071,000 American Express Credit Corp. 1.760%, 07/15/02.. 26,053,156
  30,000,000 Citicorp 1.750%, 07/16/02....................... 29,978,125
   5,055,000 E.I. Du Pont de Nemours 1.730%, 07/22/02........  5,049,899

    FACE                                                        VALUE
   AMOUNT                                                     (NOTE 1A)
--------------------------------------------------------------------------

             COMMERCIAL PAPER--(CONTINUED)
$  3,880,000 General Electric Capital Corp. 1.770%,
              07/05/02.................................... $    3,879,237
   6,553,000 General Electric Capital Corp. 1.780%,
              07/15/02....................................      6,548,464
  20,000,000 Goldman Sachs Group, L.P. 1.770%, 07/11/02...     19,990,167
   9,829,000 Goldman Sachs Group, L.P. 1.770%, 08/14/02...      9,807,736
  17,289,000 McGraw-Hill, Inc. 1.770%, 08/28/02...........     17,239,697
  21,566,000 McGraw-Hill, Inc. 1.750%, 09/26/02...........     21,474,794
   4,000,000 Morgan Stanley Dean Witter & Co. 1.750%,
              07/22/02....................................      3,995,917
   9,022,000 Wells Fargo & Co. 1.750%, 07/22/02...........      9,012,790
                                                           --------------
                                                              196,939,235
                                                           --------------

             DISCOUNT NOTES--2.9%
  27,535,000 Federal National Mortgage Association
              1.725%, 07/16/02............................     27,515,209
                                                           --------------
             Total Short Term Investments (Identified
              Cost $224,454,444)..........................    224,454,444
                                                           --------------
             Total Investments--122.8% (Identified Cost
              $1,146,110,823) (a).........................  1,156,636,800
             Other assets less liabilities................   (214,398,797)
                                                           --------------
             TOTAL NET ASSETS--100%....................... $  942,238,003
                                                           ==============

FUTURE CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                                 UNREALIZED
                                              EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF  APPRECIATION
FUTURES CONTRACTS LONG                           DATE    CONTRACTS   AMOUNT       6/30/2002    (DEPRECIATION)
----------------------                        ---------- --------- ----------- --------------- --------------
US Treasury Bonds Future.....................  09/19/02     321    $32,202,652   $32,992,781    $   790,129
US Treasury Notes 2 Year Future..............  09/27/02     287     59,769,759    60,256,547        486,788
FUTURES CONTRACTS SHORT

US Treasury Notes 10 Year Future.............  09/19/02    (725)    75,920,232    77,744,922     (1,824,690)
US Treasury Notes 5 Year Future..............  09/19/02    (316)    33,501,069    33,945,313       (444,244)
                                                                                                -----------
Net Unrealized Depreciation on Future
 Contracts...................................                                                   $  (992,017)
                                                                                                ===========
(a) Federal Tax Information:
    At June 30, 2002 the net unrealized appreciation on investments based on cost of $1,146,110,823 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........................................................................  $17,976,229
Aggregate gross unrealized depreciation for all investments in which there is an excess of
 tax cost over value..........................................................................   (7,450,252)
                                                                                                -----------
Net unrealized appreciation...................................................................  $10,525,977
                                                                                                ===========

(b) Variable or floating rate security. Rate disclosed is as of June 30, 2002.
(c) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $84,891,457 or 9.0% of net assets.
 TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                    NEZF-30

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value..................              $1,156,636,800
  Cash..................................                       2,779
  Receivable for:
   Securities sold......................                  85,949,210
   Fund shares sold.....................                     878,524
   Interest.............................                  11,049,743
   Futures variation margin.............                       9,732
                                                      --------------
    Total Assets........................               1,254,526,788
LIABILITIES
  Payable for:
   Fund shares redeemed................. $  5,139,491
   Securities purchased.................  306,553,976
  Accrued expenses:
   Management fees......................      310,812
   Service and distribution fees........        5,572
   Deferred trustees fees...............       62,040
   Other expenses.......................      216,894
                                         ------------
    Total Liabilities...................                 312,288,785
                                                      --------------
NET ASSETS..............................              $  942,238,003
                                                      ==============
  Net assets consist of:
   Capital paid in......................              $  930,180,774
   Undistributed net investment
    income..............................                   5,668,559
   Accumulated net realized gains
    (losses)............................                  (3,145,290)
   Unrealized appreciation
    (depreciation) on investments,
    futures and foreign currency........                   9,533,960
                                                      --------------
NET ASSETS..............................              $  942,238,003
                                                      ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per
 share ($910,711,896 divided by
 8,521,016 shares of beneficial
 interest)..............................              $       106.88
                                                      ==============
CLASS B
Net asset value and redemption price per
 share ($25,668,140 divided by
 241,820 shares of beneficial interest).              $       106.15
                                                      ==============
CLASS E
Net asset value and redemption price per
 share ($5,857,967 divided by 55,015
 shares of beneficial interest).........              $       106.48
                                                      ==============
Identified cost of investments..........              $1,146,110,823
                                                      ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Interest................................              $14,233,486
                                                        -----------
EXPENSES
  Management fees......................... $ 1,117,361
  Service and distribution fees-Class B...      20,137
  Service and distribution fees-Class E...       1,086
  Trustees fees and expenses..............      13,839
  Custodian...............................      80,674
  Audit and tax services..................      10,725
  Legal...................................       7,275
  Printing................................     112,336
  Insurance...............................       3,245
  Miscellaneous...........................       2,810
                                           -----------
  Total expenses..........................                1,369,488
                                                        -----------
NET INVESTMENT INCOME.....................               12,863,998
                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................   4,376,836
  Foreign currency transactions--net......     (96,871)
  Futures transactions--net...............    (121,355)   4,158,610
                                           -----------
Unrealized appreciation (depreciation) on:
  Investments--net........................   7,162,672
  Foreign currency transactions--net......      (6,034)
  Futures transactions--net...............  (1,102,737)   6,053,901
                                           -----------  -----------
Net gain (loss)...........................               10,212,511
                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................              $23,076,509
                                                        ===========

                See accompanying notes to financial statements.

                                    NEZF-31

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $ 12,863,998  $ 19,300,670
  Net realized gain (loss)..........................................    4,158,610       248,489
  Unrealized appreciation (depreciation)............................    6,053,901     6,786,271
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   23,076,509    26,335,430
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
   Class A..........................................................  (17,276,577)  (25,861,184)
   Class B..........................................................     (877,719)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (18,154,296)  (25,861,184)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  579,967,437    73,734,008
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  584,889,650    74,208,254

NET ASSETS
  Beginning of the period...........................................  357,348,353   283,140,099
                                                                     ------------  ------------
  End of the period................................................. $942,238,003  $357,348,353
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  5,668,559  $ 10,958,857
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2002          DECEMBER 31, 2001
                                                               -----------------------  -----------------------
                                                                 SHARES         $         SHARES         $
                                                               ---------  ------------  ---------  ------------
CLASS A
  Sales.......................................................   531,714  $ 49,421,447  1,174,766  $127,965,239
  Shares issued through acquisition........................... 5,303,552   562,017,437          0             0
  Reinvestments...............................................   163,712    17,276,577    249,939    25,861,184
  Redemptions.................................................  (673,978)  (72,740,918)  (810,703)  (88,006,640)
                                                               ---------  ------------  ---------  ------------
  Net increase (decrease)..................................... 5,325,000  $555,974,543    614,002  $ 65,819,783
                                                               =========  ============  =========  ============

CLASS B
  Sales.......................................................   169,078  $ 18,231,577     75,992  $  8,241,183
  Reinvestments...............................................     8,368       877,719          0             0
  Redemptions.................................................    (8,593)     (926,841)    (3,025)     (326,958)
                                                               ---------  ------------  ---------  ------------
  Net increase (decrease).....................................   168,853  $ 18,182,455     72,967  $  7,914,225
                                                               =========  ============  =========  ============
CLASS E
  Sales.......................................................    39,745  $  4,201,962          0  $          0
  Shares issued through acquisition...........................    23,167     2,446,250          0             0
  Redemptions.................................................    (7,897)     (837,773)         0             0
                                                               ---------  ------------  ---------  ------------
  Net increase (decrease).....................................    55,015  $  5,810,439          0  $          0
                                                               =========  ============  =========  ============
  Increase (decrease) derived from capital share transactions. 5,548,868  $579,967,437    686,969  $ 73,734,008
                                                               =========  ============  =========  ============

                See accompanying notes to financial statements.

                                    NEZF-32

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                          CLASS A
                                                               -------------------------------------------------------------
                                                                SIX MONTHS
                                                                  ENDED                  YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,    -----------------------------------------------
                                                                   2002        2001      2000     1999      1998      1997
                                                               ----------    --------  -------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $ 109.33     $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63
                                                                --------     --------  -------- --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income........................................      2.76         5.92      7.82     7.67      6.76      7.43
 Net realized and unrealized gain (loss) on investments.......      0.25         3.20      0.44    (8.18)     3.00      4.05
                                                                --------     --------  -------- --------  --------  --------
 Total from investment operations.............................      3.01         9.12      8.26    (0.51)     9.76     11.48
                                                                --------     --------  -------- --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.....................     (5.46)       (9.45)     0.00    (7.72)    (6.64)    (7.51)
 Distributions from net realized capital gains................      0.00         0.00      0.00    (0.16)    (1.75)    (1.08)
 Distributions in excess of net realized capital gains........      0.00         0.00      0.00    (0.10)     0.00      0.00
                                                                --------     --------  -------- --------  --------  --------
 Total distributions..........................................     (5.46)       (9.45)     0.00    (7.98)    (8.39)    (8.59)
                                                                --------     --------  -------- --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................  $ 106.88     $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52
                                                                ========     ========  ======== ========  ========  ========
TOTAL RETURN (%)..............................................       2.8 (b)      8.8       8.1     (0.5)      9.0      10.9
Ratio of operating expenses to average net assets (%).........      0.48 (c)     0.49      0.47     0.48      0.48      0.52
Ratio of net investment income to average net assets (%)......      4.60 (c)     5.99      7.37     7.12      6.66      6.97
Portfolio turnover rate (%)...................................       320 (c)      271        81       77        82        40
Net assets, end of period (000)...............................  $910,712     $349,417  $283,140 $283,855  $267,791  $202,888

                                                                         CLASS B                CLASS E
                                                               -----------------------     -----------------
                                                               SIX MONTHS   MAY 1, 2001(A) APRIL 23, 2002(A)
                                                                 ENDED         THROUGH          THROUGH
                                                                JUNE 30,     DECEMBER 31,      JUNE 30,
                                                                  2002           2001            2002
                                                               ----------   -------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $108.70        $103.37          $105.14
                                                                -------        -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income........................................     2.74           0.84             0.41
 Net realized and unrealized gain (loss) on investments.......     0.09           4.49             0.93
                                                                -------        -------          -------
 Total from investment operations.............................     2.83           5.33             1.34
                                                                -------        -------          -------
LESS DISTRIBUTIONS
 Distributions from net investment income.....................    (5.38)          0.00             0.00
                                                                -------        -------          -------
 Total distributions..........................................    (5.38)          0.00             0.00
                                                                -------        -------          -------
NET ASSET VALUE, END OF PERIOD................................  $106.15        $108.70          $106.48
                                                                =======        =======          =======
TOTAL RETURN (%)..............................................      2.7 (b)        5.2 (b)          1.3 (b)
Ratio of operating expenses to average net assets (%).........     0.73 (c)       0.74 (c)         0.63 (c)
Ratio of net investment income to average net assets (%)......     4.35 (c)       5.07 (c)         4.45 (c)
Portfolio turnover rate (%)...................................      320 (c)        271 (c)          320 (c)
Net assets, end of period (000)...............................  $25,668        $ 7,931          $ 5,858

(a) Commencement of operations
(b) Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-33

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM TOTAL RETURN
 FROM A
 COMBINATION OF
 CAPITAL
 APPRECIATION AND
 CURRENT INCOME

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 STOCKS & BONDS

    NET ASSETS
  $126.0 MILLION

    PORTFOLIO
     MANAGER
   MAYA BITTAR,
       CFA
  THOMAS PAPPAS,
       CFA
    WELLINGTON
    MANAGEMENT
   COMPANY, LLP

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Balanced Series Class A shares returned -10.2%, underperforming its benchmark, a blend of the Standard & Poor's 500 Index(R)/10/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%), which returned -6.5% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Products Balanced Funds category/5/ was -6.2% for the six months ended June 30, 2002. The Balanced Series underperformed the benchmark index and peer universe, in part, because of its large cap equity focus, exposure to technology and healthcare stocks, underweights in consumer staples and consumer discretionary holdings, and significant declines in the share prices of a number of individual companies.

PORTFOLIO ACTIVITY
The first half of 2002 was extremely difficult for US equity investors. Despite an increasingly favorable economic backdrop, the S&P 500 fell more than 13% in the period. This was the worst first-half decline since the S&P 500 dropped 20% in the first six months of 1970. Continued concerns about global terrorism, turmoil in the Middle East, economic chaos in parts of South America, a weakening US dollar, revelations of corporate malfeasance, and accounting chicanery by a number of large corporations all contributed to the subdued financial market performance. In reaction to challenging market conditions during the first half of the year, several changes were implemented in the equity portion of the portfolio in order to improve performance. These included a reduction in technology holdings early in the second quarter due to scant evidence of a technology spending rebound and more severe fallout from the "tech bubble" than originally expected. In addition, we increased consumer staples exposure, since many of the companies within this sector should benefit from a weaker US dollar. Finally, we eliminated a number of companies where we have lost confidence in management or are concerned about the outlook for the industry. The fixed income portion of the Balanced Series provided diversification and support to the overall portfolio during a time of extreme equity market distress. At the end of the period, the Series' asset allocation mix consisted of 61% stocks, 38% bonds and 1% cash.

PORTFOLIO OUTLOOK
Going forward, there are some positives on the horizon. Interest rates are low and should remain this way for at least the next three to six months. The US economy is clearly growing. Although the pace has moderated from that of the first quarter, we expect that this year's economic rebound will continue to gain momentum. We believe the accounting issues and corporate governance concerns should be addressed swiftly by most companies and, thus, should help to restore investor confidence in American business. In addition, the weakening dollar should help US multinationals grow revenues. Finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a sobering first half of the year for most investors, we see reasons to be optimistic about the future. In light of this backdrop, the equity portion of the portfolio is positioned to leverage a recovery, reflecting an overweight position in industrials and materials. In addition, we are slightly overweight in healthcare stocks, due to attractive relative valuations in that area. In the bond portion of the fund, we believe that the eventual return to a self-enforcing economic expansion will be supportive of riskier assets, generally, and lower quality corporate credits, in particular. Therefore, we are underweight in Treasury and agency securities with overweights in higher yielding non-Treasury sectors such as mortgage-backed securities, and out-of-favor corporate issuers. We will maintain the opportunistic allocation to high yield bonds where our credit research analysts have both strong conviction and comfort.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                   % OF TOTAL
SECURITY                                           NET ASSETS
-------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........    7.8%
FEDERAL NATIONAL MORTGAGE ASSOCIATION.............    5.3
MICROSOFT CORP....................................    2.5
GENERAL ELECTRIC CO...............................    2.4
EXXONMOBIL CO.....................................    2.3
CITIGROUP, INC....................................    2.1
PFIZER, INC.......................................    1.6
AMERICAN INTERNATIONAL GROUP, INC.................    1.5
UNITED STATES TREASURY BONDS......................    1.5
WAL-MART STORES, INC..............................    1.4

    A $10,000 INVESTMENT COMPARED TO 60% S&P 500 INDEX/40% LEHMAN BROTHERS
                             AGGREGATE BOND INDEX

                                    [CHART]

                             Lehman Brothers Aggregate
            Balanced Series          Bond Index         S&P 500 Index
            ---------------  -------------------------  -------------
10/31/94        $10,000                $10,000             $10,000
6/95             11,567                 11,196              11,753
6/96             12,998                 11,758              14,806
6/97             15,811                 12,716              19,942
6/98             17,992                 14,057              25,953
6/99             19,104                 14,499              31,861
6/00             17,635                 15,161              34,172
6/01             16,486                 16,864              29,107
6/02             14,763                 18,318              23,875


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                      LEHMAN
                                 BALANCED SERIES     BROTHERS
                               ---------------------AGGREGATE  S&P 500
                               CLASS A CLASS E/(A)/ BOND INDEX  INDEX
Six Months                      -10.2%    -10.2%       3.8%     -13.2%
1 Year                          -10.5     -10.5        8.6      -18.0
3 Years                         - 8.2        --        8.1      - 9.2
5 Years                         - 1.4        --        7.6        3.7
Since Inception                   5.2     -10.6        8.2       12.1

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-34

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--61.3% OF TOTAL NET ASSETS



                                                                VALUE
          SHARES                                              (NOTE 1A)
        ------------------------------------------------------------------

                      AEROSPACE & DEFENSE--2.0%
            14,000    Lockheed Martin Corp................. $      973,000
             3,700    Northrop Grumman Corp................        462,500
            25,100    The Boeing Co........................      1,129,500
                                                            --------------
                                                                 2,565,000
                                                            --------------

                      ALUMINUM--0.9%
            35,300    Alcoa, Inc...........................      1,170,195
                                                            --------------

                      APPAREL & TEXTILES--0.8%
            18,800    NIKE, Inc. (Class B).................      1,008,620
                                                            --------------

                      BANKS--6.0%
            31,200    Bank One Corp........................      1,200,576
            23,400    Bank of America Corp.................      1,646,424
            68,133    Citigroup, Inc.......................      2,640,154
            25,500    FleetBoston Financial Corp...........        824,925
            33,700    Wachovia Corp........................      1,286,666
                                                            --------------
                                                                 7,598,745
                                                            --------------

                      BIOTECHNOLOGY--0.4%
            26,500    Genzyme Corp. (b)....................        509,860
                                                            --------------

                      BUILDING & CONSTRUCTION--0.7%
            31,100    Masco Corp...........................        843,121
                                                            --------------

                      BUSINESS SERVICES--1.3%
            19,300    Automatic Data Processing, Inc.......        840,515
            28,400    Waste Management, Inc................        739,820
                                                            --------------
                                                                 1,580,335
                                                            --------------

                      CHEMICALS--1.0%
            35,800    Dow Chemical Co......................      1,230,804
                                                            --------------

                      COMMUNICATION SERVICES--2.4%
            77,500    AOL Time Warner, Inc.................      1,140,025
            31,800    Comcast Corp. (b)....................        758,112
             8,900    Omnicom Group, Inc...................        407,620
            25,396    SBC Communications, Inc..............        774,578
                                                            --------------
                                                                 3,080,335
                                                            --------------

                      COMMUNICATIONS--1.1%
            96,900    Cisco Systems, Inc. (b)..............      1,351,755
                                                            --------------

                      COMPUTERS & BUSINESS EQUIPMENT--2.8%
            63,124    Hewlett-Packard Co...................        964,534
            21,800    International Business Machines Corp.      1,569,600
            28,200    Micron Technology, Inc...............        570,204
            15,900    Texas Instruments, Inc...............        376,830
                                                            --------------
                                                                 3,481,168
                                                            --------------

                      CONGLOMERATES--3.1%
             7,100    3M Co................................        873,300
           104,700    General Electric Co..................      3,041,535
                                                            --------------
                                                                 3,914,835
                                                            --------------

                                                              VALUE
         SHARES                                             (NOTE 1A)
       -----------------------------------------------------------------

                  COSMETICS & TOILETRIES--0.3%
           11,400 Gillette Co............................ $      386,118
                                                          --------------

                  DOMESTIC OIL--4.9%
           16,400 Anadarko Petroleum Corp................        808,520
           18,700 ChevronTexaco Corp.....................      1,654,950
           70,800 ExxonMobil Corp........................      2,897,136
           16,400 Schlumberger, Ltd......................        762,600
                                                          --------------
                                                               6,123,206
                                                          --------------

                  DRUGS & HEALTH CARE--6.0%
           16,400 Amgen, Inc. (b)........................        686,832
           18,300 Eli Lilly & Co.........................      1,032,120
           20,700 HCA Healthcare Co......................        983,250
           27,300 McKesson Corp..........................        892,710
           58,800 Pfizer, Inc............................      2,058,000
           27,600 Pharmacia Corp.........................      1,033,620
           34,300 Schering-Plough Corp...................        843,780
                                                          --------------
                                                               7,530,312
                                                          --------------

                  ELECTRIC UTILITIES--1.1%
           15,000 Cinergy Corp...........................        539,850
           17,000 Exelon Corp............................        889,100
                                                          --------------
                                                               1,428,950
                                                          --------------

                  ELECTRONICS--1.2%
           82,200 Intel Corp.............................      1,501,794
                                                          --------------

                  FINANCIAL SERVICES--2.6%
           14,900 Hartford Financial Services Group, Inc.        886,103
           15,300 Household International, Inc...........        760,410
           32,200 Keycorp................................        879,060
           17,600 State Street Corp......................        786,720
                                                          --------------
                                                               3,312,293
                                                          --------------

                  FOOD & BEVERAGES--1.7%
           17,000 General Mills, Inc.....................        749,360
           27,800 PepsiCo, Inc...........................      1,339,960
                                                          --------------
                                                               2,089,320
                                                          --------------

                  HEALTH CARE--PRODUCTS--2.6%
           16,600 Johnson & Johnson......................        867,516
           11,400 Procter & Gamble Co....................      1,018,020
           27,500 Wyeth..................................      1,408,000
                                                          --------------
                                                               3,293,536
                                                          --------------

                  HOTELS & RESTAURANTS--0.7%
           31,600 McDonald's Corp........................        899,020
                                                          --------------

                  INDUSTRIAL MACHINERY--0.7%
           19,100 Caterpillar, Inc.......................        934,945
                                                          --------------

                  INSURANCE--2.2%
           28,400 American International Group, Inc......      1,937,732
            8,700 Marsh & McLennan Cos., Inc.............        840,420
                                                          --------------
                                                               2,778,152
                                                          --------------

                See accompanying notes to financial statements.

                                    NEZF-35

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    ------------------------------------------------------------------------

                INVESTMENT BROKERAGE--1.7%
         14,300 Goldman Sachs Group, Inc..................... $    1,048,905
         27,100 Merrill Lynch & Co., Inc.....................      1,097,550
                                                              --------------
                                                                   2,146,455
                                                              --------------

                MEDICAL LABORATORIES--1.0%
         32,200 Abbott Laboratories..........................      1,212,330
                                                              --------------

                PAPER & FOREST--1.6%
         23,200 International Paper Co.......................      1,011,056
         15,500 Kimberly-Clark Corp..........................        961,000
                                                              --------------
                                                                   1,972,056
                                                              --------------

                PUBLISHING--1.0%
         16,100 Gannett, Inc.................................      1,221,990
                                                              --------------

                RETAIL--4.6%
         32,700 CVS Corp.....................................      1,000,620
         23,100 Costco Wholesale Corp. (b)...................        892,122
         27,700 Home Depot, Inc..............................      1,017,421
         40,500 Safeway, Inc. (b)............................      1,182,195
         31,700 Wal-Mart Stores, Inc.........................      1,743,817
                                                              --------------
                                                                   5,836,175
                                                              --------------

                SOFTWARE--4.2%
         59,500 Accenture, Ltd...............................      1,130,500
         58,400 Microsoft Corp. (b)..........................      3,194,480
        105,500 Oracle Corp. (b).............................        999,085
                                                              --------------
                                                                   5,324,065
                                                              --------------

                STEEL--0.0%
            225 Weirton Steel Corp...........................          1,825
                                                              --------------

                TRUCKING & FREIGHT FORWARDING--0.7%
         16,200 FedEx Corp...................................        865,080
                                                              --------------
                Total Common Stocks (Identified Cost
                 $93,225,138)................................     77,192,395
                                                              --------------

    BONDS AND NOTES--37.5%
       FACE
      AMOUNT
    ------------------------------------------------------------------------

                AEROSPACE & DEFENSE--0.0%
    $    30,000 Sequa Corp. 8.875%, 04/01/08.................         30,000
                                                              --------------

                AIR TRAVEL--0.1%
         25,000 American Airlines 10.180%, 01/02/13..........         24,980
         50,000 Atlas Air, Inc. 10.750%, 08/01/05............         23,000
         75,000 Delta Air Lines, Inc. 7.900%, 12/15/09.......         69,216
         10,000 Northwest Airlines, Inc. 8.875%, 06/01/06....          9,000
         20,000 Northwest Airlines, Inc. 9.875%, 03/15/07....         18,000
                                                              --------------
                                                                     144,196
                                                              --------------

   FACE                                                                      VALUE
  AMOUNT                                                                   (NOTE 1A)
---------------------------------------------------------------------------------------

            ALUMINUM--0.0%
$    30,000 Century Aluminum Co. 11.750%, 04/15/08...................... $       32,250
                                                                         --------------

            APPAREL & TEXTILES--0.1%
     60,000 Levi Strauss & Co. 11.625%, 01/15/08........................         57,000
     50,000 Westpoint Stevens, Inc. 7.875%, 06/15/05....................         33,500
     20,000 Westpoint Stevens, Inc. 7.875%, 06/15/08....................         12,100
                                                                         --------------
                                                                                102,600
                                                                         --------------

            ASSET BACKED--0.6%
    250,000 Chase Manhattan Auto Owner Trust 4.210%, 01/15/09...........        251,523
    300,000 Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (d)..        317,125
    210,938 US Airways Pass Through Trust 7.076%, 09/20/22..............        215,973
                                                                         --------------
                                                                                784,621
                                                                         --------------

            AUTO PARTS--0.3%
     65,000 Accuride Corp. 9.250%, 02/01/08.............................         44,850
     31,000 CSK Auto, Inc. 12.000%, 06/15/06............................         33,131
     80,000 Dana Corp. 9.000%, 08/15/11.................................         78,800
     20,000 Dura Operating Corp. 9.000%, 05/01/09.......................         19,400
     10,000 Dura Operating Corp. (144A) 8.625%, 04/15/12................         10,050
     15,000 Goodyear Tire & Rubber Co. 8.500%, 03/15/07.................         14,649
     40,000 Goodyear Tire & Rubber Co. 7.857%, 08/15/11.................         37,096
     25,000 LDM Technologies, Inc. 10.750%, 01/15/07....................         18,750
     75,000 Lear Corp. 8.110%, 05/15/09.................................         76,875
                                                                         --------------
                                                                                333,601
                                                                         --------------

            BANKS--1.0%
    300,000 Banc One Corp. 8.000%, 04/29/27.............................        336,279
    225,000 Bankers Trust New York Corp. 7.625%, 08/15/05...............        249,754
    200,000 People's Bank 9.875%, 11/15/10..............................        211,508
    400,000 United States Bancorp 7.500%, 06/01/26......................        440,632
                                                                         --------------
                                                                              1,238,173
                                                                         --------------

            BROADCASTING--0.6%
     15,000 CSC Holdings, Inc. 8.125%, 07/15/09.........................         12,397
     30,000 CSC Holdings, Inc. (Series B) 8.125%, 08/15/09..............         24,104
     25,000 Charter Communication Holdings, L.L.C 8.625%, 04/01/09......         16,750
     15,000 Corus Entertainment, Inc. 8.750%, 03/01/12..................         15,000
     85,000 Lin Holdings Corp. Zero Coupon, 03/01/08 (d)................         78,200
    400,000 News America Holdings, Inc. 9.250%, 02/01/13................        446,452
    100,000 Viacom, Inc. 7.875%, 07/30/30...............................        108,592
                                                                         --------------
                                                                                701,495
                                                                         --------------

                See accompanying notes to financial statements.

                                    NEZF-36

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

   FACE                                                      VALUE
  AMOUNT                                                   (NOTE 1A)
-----------------------------------------------------------------------

            BUILDING & CONSTRUCTION--0.5%
$   150,000 Centex Corp. 7.875%, 02/01/11............... $      163,182
    200,000 Masco Corp. 5.750%, 10/15/08................        197,156
    150,000 Pulte, Inc. 7.625%, 10/15/17................        153,669
    100,000 Regency Centers, L.P. 7.950%, 01/15/11......        110,109
     30,000 Standard Pacific Corp. 8.000%, 02/15/08.....         29,625
     20,000 Standard Pacific Corp. 9.500%, 09/15/10.....         20,800
                                                         --------------
                                                                674,541
                                                         --------------

            BUSINESS SERVICES--0.1%
     50,000 Iron Mountain, Inc. 8.250%, 07/01/11........         50,125
     10,000 Mail-Well, Inc. (144A) 9.625%, 03/15/12.....         10,050
     35,000 Parker Drilling Co. 9.750%, 11/15/06........         35,700
     20,000 Resolution Performance Products Corp.
             13.500%, 11/15/10..........................         22,400
     25,000 Von Hoffmann Corp. (144A)
             10.250%, 03/15/09..........................         25,750
                                                         --------------
                                                                144,025
                                                         --------------

            CHEMICALS--0.2%
      5,000 Airgas, Inc. 9.125%, 10/01/11...............          5,300
     50,000 Borden Chemicals & Plastics, L.P.
             9.500%, 05/01/05 (e).......................            250
     85,000 ICI Wilmington, Inc. 6.950%, 09/15/04.......         88,788
     50,000 Lyondell Chemical Co. 9.625%, 05/01/07......         47,500
     25,000 Lyondell Chemical Co. 9.875%, 05/01/07......         23,937
     25,000 Lyondell Chemical Co. 10.875%, 05/01/09.....         22,188
      5,000 Methanex Corp. 8.750%, 08/15/12.............          5,100
     50,000 Olin Corp. 9.125%, 12/15/11.................         53,663
     20,000 Texas Petrochemicals Corp. 11.125%, 07/01/06         16,200
                                                         --------------
                                                                262,926
                                                         --------------

            COLLATERALIZED MORTGAGE OBLIGATIONS--1.3%
    515,000 First Union Lehman Brothers Commercial
             Mortgage Trust 7.380%, 04/18/29............        566,585
    630,000 First Union Lehman Brothers Commercial
             Mortgage Trust II 6.600%, 11/18/29.........        669,350
    250,000 Onyx Acceptance Owner Trust
             4.600%, 10/15/08...........................        254,661
    125,000 Pemex Project Funding Master Trust
             9.125%, 10/13/10...........................        131,791
                                                         --------------
                                                              1,622,387
                                                         --------------

            COMMUNICATION SERVICES--0.3%
    130,000 AOL Time Warner, Inc. 7.700%, 05/01/32......        114,697
     55,000 Avaya, Inc. 11.125%, 04/01/09...............         50,325
     15,000 EchoStar DBS Corp. (144A)
             9.125%, 01/15/09...........................         13,725
     25,000 FrontierVision Holdings, L.P.
             11.875%, 09/15/07 (d)......................         16,750
     80,000 Liberty Media Corp. 7.750%, 07/15/09........         78,082
    100,000 Lucent Technologies, Inc. 7.250%, 07/15/06..         68,000
     15,000 Mediacom Broadband, L.L.C.
             11.000%, 07/15/13..........................         14,025
                                                         --------------
                                                                355,604
                                                         --------------

   FACE                                                      VALUE
  AMOUNT                                                   (NOTE 1A)
--------------------------------------------------------------------------

               COMMUNICATIONS--0.2%
$    85,000    Adelphia Communications Corp.
                7.750%, 01/15/09........................ $       33,575
     15,000    Charter Communication Holdings, L.L.C.
                8.250%, 04/01/07........................         10,050
     45,000    Charter Communication Holdings, L.L.C
                0/13.500%, 01/15/11 (c).................         16,875
     45,000    Classic Cable, Inc. 10.500%, 03/01/10 (e)          9,956
     65,000    Clear Channel Communications
                7.650%, 09/15/10........................         63,814
      5,000    Entravision Communications Corp.
                8.125%, 03/15/09........................          5,025
     65,000    Nextel Communications, Inc. Zero
                Coupon, 10/31/07 (d)....................         32,500
     35,000    Nextel Communications, Inc.
                9.375%, 11/15/09........................         17,763
     50,000    Williams Communications Group
                11.700%, 08/01/08.......................          3,875
                                                         --------------
                                                                193,433
                                                         --------------

               COMPUTERS & BUSINESS EQUIPMENT--0.0%
     50,000    Xerox Corp. (144A) 9.750%, 01/15/09......         41,000
                                                         --------------

               CONGLOMERATES--0.1%
     55,000    Georgia-Pacific Corp. 9.500%, 12/01/11...         55,981
     35,000    IMC Global, Inc. 7.625%, 11/01/05........         33,039
     15,000    IMC Global, Inc. 11.250%, 06/01/11.......         16,200
                                                         --------------
                                                                105,220
                                                         --------------

               CONTAINERS & GLASS--0.2%
      5,000    Graphic Packaging Corp. (144A)
                8.625%, 02/15/12........................          5,163
     90,000    Owens-Illinois, Inc. 7.850%, 05/15/04....         85,950
     25,000    Packaging Corp. 9.625%, 04/01/09.........         27,000
     25,000    Silgan Holdings, Inc. 9.000%, 06/01/09...         25,750
     25,000    Stone Container Corp. 9.250%, 02/01/08...         26,312
     40,000    Stone Container Corp. (144A)
                8.375%, 07/01/12........................         40,300
                                                         --------------
                                                                210,475
                                                         --------------

               COSMETICS & TOILETRIES--0.0%
      5,000    Johnsondiversey, Inc. (144A)
                9.625%, 05/15/12........................          5,225
     25,000    Revlon Consumer Products Corp.
                12.000%, 12/01/05.......................         24,875
                                                         --------------
                                                                 30,100
                                                         --------------

               DOMESTIC OIL--0.4%
     10,000    Clark Refining & Marketing, Inc.
                8.375%, 11/15/07........................          9,700
     50,000    Clark Refining & Marketing, Inc.
                8.625%, 08/15/08........................         48,500
      5,000    Forest Oil Corp. 8.000%, 06/15/08........          5,012
     50,000    Pioneer Natural Resources Co.
                9.625%, 04/01/10........................         56,000

                See accompanying notes to financial statements.

                                    NEZF-37

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


   FACE                                                    VALUE
  AMOUNT                                                 (NOTE 1A)
---------------------------------------------------------------------

            DOMESTIC OIL--(CONTINUED)
$    15,000 Tesoro Petroleum Corp. 9.000%, 07/01/08... $       13,650
     30,000 Tesoro Petroleum Corp. 9.625%, 11/01/08...         27,750
     15,000 Tesoro Petroleum Corp. 9.625%, 04/01/12...         13,725
    330,000 Tosco Corp. 7.625%, 05/15/06..............        364,482
                                                       --------------
                                                              538,819
                                                       --------------

            DRUGS & HEALTH CARE--0.6%
     25,000 Alaris Medical Systems, Inc.
             9.750%, 12/01/06.........................         24,625
     85,000 Alaris Medical Systems, Inc.
             0/11.125%, 08/01/08 (c)..................         71,400
    300,000 Allegiance Corp. 7.000%, 10/15/26.........        315,255
     35,000 Beverly Enterprises, Inc. 9.625%, 04/15/09         35,875
     55,000 CONMED Corp. 9.000%, 03/15/08.............         56,856
    155,000 Health Net, Inc. 8.375%, 04/15/11.........        172,329
     25,000 Icon Health & Fitness, Inc. (144A)
             11.250%, 04/01/12........................         24,625
     20,000 Physician Sales & Service, Inc.
             8.500%, 10/01/07.........................         20,050
     10,000 Triad Hospitals, Inc. 8.750%, 05/01/09....         10,450
     25,000 Triad Hospitals, Inc. 11.000%, 05/15/09...         27,250
     40,000 Universal Hospital Services, Inc.
             10.250%, 03/01/08........................         40,000
                                                       --------------
                                                              798,715
                                                       --------------

            ELECTRIC UTILITIES--1.7%
    135,000 AES Corp. 8.875%, 02/15/11................         84,375
     60,000 Avista Corp. 9.750%, 06/01/08.............         63,962
     25,000 CMS Energy Corp. 7.625%, 11/15/04.........         18,750
     25,000 CMS Energy Corp. 9.875%, 10/15/07.........         18,750
    130,000 Calpine Corp. 8.625%, 08/15/10............         83,850
    500,000 Duke Capital Corp. 7.500%, 10/01/09.......        544,509
    200,000 Duke Energy Co. 5.375%, 01/01/09..........        194,256
    100,000 NRG Energy, Inc. 7.750%, 04/01/11.........         79,500
    300,000 NSTAR 8.000%, 02/15/10....................        334,593
    115,000 PSEG Power, L.L.C. 8.625%, 04/15/31.......        126,935
    175,000 PSEG Power, L.L.C. (144A)
             6.950%, 06/01/12.........................        175,917
    100,000 Progress Energy, Inc. 7.100%, 03/01/11....        105,641
    150,000 Schlumberger Technology Corp. (144A)
             6.500%, 04/15/12.........................        156,315
     45,000 Virginia Electric & Power Co.
             5.375%, 02/01/07.........................         45,682
    100,000 Western Resources, Inc. 7.125%, 08/01/09..         88,823
                                                       --------------
                                                            2,121,858
                                                       --------------

            ELECTRICAL EQUIPMENT--0.0%
     50,000 Wesco Distribution, Inc. 9.125%, 06/01/08.         48,000
                                                       --------------

            ELECTRONICS--0.1%
     75,000 Chippac International, Ltd.
             12.750%, 08/01/09........................         78,750
     55,000 Solectron Corp. 9.625%, 02/15/09..........         50,050
     65,000 Viasystems Group, Inc. 9.750%, 06/01/07...          9,750
                                                       --------------
                                                              138,550
                                                       --------------

   FACE                                                  VALUE
  AMOUNT                                               (NOTE 1A)
-------------------------------------------------------------------

            FEDERAL AGENCIES--15.1%
$   854,058 Federal Home Loan Mortgage
             6.000%, 12/01/27....................... $      856,457
    355,252 Federal Home Loan Mortgage
             7.500%, 12/01/29.......................        372,905
    300,000 Federal Home Loan Mortgage Corp.
             6.000%, TBA............................        305,343
    520,944 Federal National Mortgage Association
             7.181%, 10/01/06.......................        564,984
    431,160 Federal National Mortgage Association
             6.590%, 12/01/07.......................        461,197
    976,190 Federal National Mortgage Association
             6.500%, 05/01/08.......................      1,040,818
    519,759 Federal National Mortgage Association
             6.419%, 06/01/08.......................        552,415
  1,309,972 Federal National Mortgage Association
             5.500%, 01/01/14.......................      1,323,779
    528,517 Federal National Mortgage Association
             6.000%, 02/25/24.......................        539,617
    716,365 Federal National Mortgage Association
             6.000%, 03/01/28.......................        717,704
  1,557,808 Federal National Mortgage Association
             6.000%, 04/01/28.......................      1,560,721
     20,277 Federal National Mortgage Association
             7.500%, 01/01/30.......................         21,284
    428,990 Federal National Mortgage Association
             7.500%, 06/01/30.......................        450,439
    499,063 Government National Mortgage Association
             6.500%, 04/15/32.......................        509,044
    300,000 Government National Mortgage Association
             6.500%, TBA............................        306,000
  1,309,663 Government National Mortgage Association
             7.500%, 12/15/23.......................      1,392,735
     14,281 Government National Mortgage Association
             7.500%, 05/15/24.......................         15,194
    492,525 Government National Mortgage Association
             7.500%, 06/15/24.......................        523,997
     10,794 Government National Mortgage Association
             7.500%, 08/15/24.......................         11,484
    240,514 Government National Mortgage Association
             7.500%, 02/15/27.......................        255,171
    296,594 Government National Mortgage Association
             7.500%, 08/15/27.......................        314,669
  1,016,222 Government National Mortgage Association
             7.500%, 10/15/27.......................      1,078,151
    344,492 Government National Mortgage Association
             7.500%, 11/15/27.......................        365,093
    317,160 Government National Mortgage Association
             7.000%, 02/15/28.......................        329,945
     88,782 Government National Mortgage Association
             7.500%, 04/15/28.......................         93,964
    399,562 Government National Mortgage Association
             7.000%, 10/15/28.......................        415,292
    105,339 Government National Mortgage Association
             7.000%, 11/15/28.......................        109,487
    683,185 Government National Mortgage Association
             7.500%, 11/15/28.......................        723,058

                See accompanying notes to financial statements.

                                    NEZF-38

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ----------------------------------------------------------------------

                 FEDERAL AGENCIES--(CONTINUED)
     $   859,432 Government National Mortgage Association
                  6.000%, 12/15/28.......................... $      860,999
          25,081 Government National Mortgage Association
                  8.500%, 05/15/29..........................         26,873
         204,795 Government National Mortgage Association
                  8.500%, 10/15/29..........................        219,427
         363,583 Government National Mortgage Association
                  8.000%, 08/15/30..........................        387,141
         153,468 Government National Mortgage Association
                  8.000%, 12/15/30..........................        163,252
       2,097,243 Government National Mortgage Association
                  7.000%, 07/15/31..........................      2,176,540
                                                             --------------
                                                                 19,045,179
                                                             --------------

                 FINANCE & BANKING--3.3%
         100,000 Abitibi Consolidated, Inc. 7.875%, 08/01/09        100,102
         300,000 American Financial Group, Inc.
                  7.125%, 04/15/09..........................        281,145
          80,000 Anthem Insurance Cos., Inc. (144A)
                  9.125%, 04/01/10..........................         90,409
         350,000 Asset Securitization Corp. 7.400%, 04/14/29        371,204
          65,000 CIT Group, Inc. 7.375%, 04/02/07...........         65,007
          50,000 Chase Manhattan Corp. 7.000%, 11/15/09.....         53,043
           5,000 Conseco Inc. (144A) 9.000%, 04/15/08.......          2,250
          45,000 Conseco Inc. (144A) 10.750%, 06/15/09......         21,825
         250,000 Credit Suisse First Boston 6.550%, 01/17/35        264,925
          35,000 Crown Castle International Corp.
                  0/10.625%, 11/15/07 (c)...................         23,450
         260,000 Dean Witter Discover & Co.
                  6.750%, 01/01/16..........................        263,635
         175,000 EOP Operating, L.P. 6.763%, 06/15/07.......        182,544
          10,000 Fairfax Final Holdings, Ltd.
                  7.375%, 03/15/06..........................          8,685
         500,000 Ford Motor Co. 7.375%, 10/28/09............        507,555
         200,000 International Lease Finance, Corp.
                  5.750%, 10/15/06..........................        206,334
         400,000 John Hancock Global Funding (144A)
                  7.900%, 07/02/10..........................        453,008
          50,000 MBNA Corp. 7.500%, 03/15/12................         53,244
          60,000 Nationwide Financial Services, Inc.
                  5.900%, 07/01/12..........................         59,414
          50,000 Norwest Corp. 7.650%, 03/15/05.............         54,239
          25,000 PCA, L.L.C./PCA Finance Corp. (144A)
                  11.875%, 08/01/09.........................         24,750
         100,000 Pemex Project Funding Master Trust (144A)
                  8.625%, 02/01/22..........................         97,750
         300,000 Popular North America, Inc.
                  6.625%, 01/15/04..........................        310,314
         400,000 Provident Cos., Inc. 6.375%, 07/15/05......        412,132
         100,000 Secured Finance, Inc. 9.050%, 12/15/04.....        110,788
          85,000 St. Paul Cos., Inc. 5.750%, 03/15/07.......         85,167
          20,000 UCAR Finance, Inc. 10.250%, 02/15/12.......         20,400
          50,000 United States West Capital Funding, Inc.
                  6.250%, 07/15/05..........................         33,000
          25,000 Western Financial Bank-FSB
                  8.875%, 08/01/07..........................         24,079

     FACE                                                          VALUE
    AMOUNT                                                       (NOTE 1A)
  ---------------------------------------------------------------------------

              FINANCE & BANKING--(CONTINUED)
  $    10,000 Western Financial Bank-FSB
               9.625%, 05/15/12............................... $       10,000
                                                               --------------
                                                                    4,190,398
                                                               --------------

              FINANCIAL SERVICES--1.5%
      250,000 ERAC USA Finance Co. (144A)
               7.950%, 12/15/09...............................        273,722
      500,000 Morgan Stanley Capital I, Inc.
               7.110%, 04/15/33 (d)...........................        547,986
      500,000 Nomura Asset Securities Corp.
               6.590%, 03/15/30...............................        537,445
      480,000 Salomon, Inc. 7.000%, 03/15/04..................        508,579
                                                               --------------
                                                                    1,867,732
                                                               --------------

              FOOD & BEVERAGES--0.1%
       95,000 Conagra, Inc. 7.875%, 09/15/10..................        106,653
                                                               --------------

              GAS & OIL EXPLORATION--0.2%
      125,000 Burlington Resources Finance Co.
               5.700%, 03/01/07...............................        128,274
       60,000 Devon Energy Corp. 7.950%, 04/15/32.............         64,503
       10,000 Magnum Hunter Resources, Inc. (144A)
               9.600%, 03/15/12...............................         10,300
       35,000 Plains Exploration & Production Co., L.P. (144A)
               8.750%, 07/01/12...............................         34,432
       15,000 Plains Resources, Inc. (144A)
               10.250%, 03/15/06..............................         15,562
                                                               --------------
                                                                      253,071
                                                               --------------

              GAS & PIPELINE UTILITIES--0.2%
      150,000 Kinder Morgan Energy Partners, L.P.
               7.125%, 03/15/12...............................        157,926
      150,000 Southern Natural Gas Co.
               8.000%, 03/01/32...............................        146,570
                                                               --------------
                                                                      304,496
                                                               --------------

              HEALTH CARE--PRODUCTS--0.0%
       15,000 Advanced Medical Optics, Inc. (144A)
               9.250%, 07/15/10...............................         14,813
       25,000 Royster-Clark, Inc. 10.250%, 04/01/09...........         17,500
        5,000 Sybron Dental Specialties, Inc.
               8.125%, 06/15/12...............................          4,950
                                                               --------------
                                                                       37,263
                                                               --------------

              HOTELS & RESTAURANTS--0.0%
       40,000 Riviera Holdings Corp. (144A)
               11.000%, 06/15/10..............................         38,900
                                                               --------------

              HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
       50,000 Beazer Homes USA, Inc. 8.875%, 04/01/08.........         50,750
       40,000 Sealy Mattress Co. 0/10.875%, 12/15/07 (c)......         39,400
                                                               --------------
                                                                       90,150
                                                               --------------

                See accompanying notes to financial statements.

                                    NEZF-39

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ----------------------------------------------------------------------

                 INDUSTRIAL MACHINERY--0.0%
     $    25,000 Hexcel Corp. 9.750%, 01/15/09.............. $       19,250
           5,000 NMHG Holding Co. (144A)
                  10.000%, 05/15/09.........................          5,075
          50,000 Numatics, Inc. 9.625%, 04/01/08............         29,500
                                                             --------------
                                                                     53,825
                                                             --------------

                 INSURANCE--0.9%
         300,000 Everest Reinsurance Holdings, Inc.
                  8.750%, 03/15/10..........................        340,260
         300,000 Jackson National Life Insurance Co. (144A)
                  8.150%, 03/15/27..........................        320,949
         400,000 Liberty Mutual Insurance Co. (144A)
                  7.697%, 10/15/97..........................        316,640
         150,000 Torchmark. Inc. 6.250%, 12/15/06...........        154,507
                                                             --------------
                                                                  1,132,356
                                                             --------------

                 LEISURE--0.2%
          55,000 MGM Mirage 8.375%, 02/01/11................         55,275
          50,000 Mandalay Resort Group 9.375%, 02/15/10.....         51,750
          65,000 Station Casinos, Inc. (144A)
                  8.875%, 12/01/08..........................         66,300
          25,000 True Temper Sports, Inc. 10.875%, 12/01/08.         26,500
          30,000 Venetian Casino Resort, L.L.C. (144A)
                  11.000%, 06/15/10.........................         30,188
                                                             --------------
                                                                    230,013
                                                             --------------

                 MEDICAL LABORATORIES--0.1%
          25,000 Bio-Rad Laboratories, Inc.
                  11.625%, 02/15/07.........................         27,938
          45,000 Radiologix, Inc. 10.500%, 12/15/08.........         46,350
                                                             --------------
                                                                     74,288
                                                             --------------

                 MUNICIPAL BOND--0.1%
          98,000 U.S. Department Housing & Urban Development
                  7.498%, 08/01/11..........................        111,656
                                                             --------------

                 OFFICE FURNISHINGS & SUPPLIES--0.2%
         200,000 Boise Cascade Office Products Co.
                  7.050%, 05/15/05..........................        204,692
                                                             --------------

                 PAPER & FOREST--0.1%
          30,000 Buckeye Technologies, Inc.
                  8.500%, 12/15/05..........................         27,000
          30,000 Caraustar Industries, Inc. 9.875%, 04/01/11         31,725
          10,000 Longview Fibre Co. (144A)
                  10.000%, 01/15/09.........................         10,375
                                                             --------------
                                                                     69,100
                                                             --------------

                 PETROLEUM SERVICES--0.1%
          60,000 Energy Corp. of America 9.500%, 05/15/07...         36,000
          30,000 Giant Industries, Inc. (144A)
                  11.000%, 05/15/12.........................         26,400
                                                             --------------
                                                                     62,400
                                                             --------------

         FACE                                                     VALUE
        AMOUNT                                                  (NOTE 1A)
      ----------------------------------------------------------------------

                     PLASTICS--0.1%
      $   100,000    Sealed Air Corp. 8.750%, 07/01/08....... $      103,220
                                                              --------------

                     POLLUTION CONTROL--0.1%
           40,000    Allied Waste North America, Inc.
                      7.625%, 01/01/06.......................         38,800
           25,000    Allied Waste North America, Inc.
                      8.875% 04/01/08........................         24,500
           15,000    Allied Waste North America, Inc.
                      10.000%, 08/01/09......................         14,738
                                                              --------------
                                                                      78,038
                                                              --------------

                     PUBLISHING--0.3%
           15,000    Canwest Media, Inc. 10.625%, 05/15/11...         14,925
           50,000    Primedia, Inc. 8.875%, 05/15/11.........         37,000
          300,000    Scholastic Corp. 7.000%, 12/15/03.......        311,751
           50,000    World Color Press, Inc. 8.375%, 11/15/08         52,677
                                                              --------------
                                                                     416,353
                                                              --------------

                     REAL ESTATE INVESTMENT TRUST--0.4%
          200,000    Healthcare Realty Trust 8.125%, 05/01/11        209,640
          300,000    Liberty Property, L.P. 7.250%, 03/15/11.        314,652
                                                              --------------
                                                                     524,292
                                                              --------------

                     RETAIL--0.5%
          200,000    Federated Department Stores, Inc.
                      7.450%, 07/15/17.......................        208,944
           70,000    Gap, Inc. 10.550%, 12/15/08 (d).........         72,212
           15,000    J.C. Penney Co., Inc. 7.600%, 04/01/07..         14,775
           20,000    J.C. Penney Co., Inc. 7.375%, 08/15/08..         19,500
          185,000    Lowe's Cos., Inc. 7.500%, 12/15/05......        201,578
           50,000    Rite Aid Corp. 7.125%, 01/15/07.........         35,000
           30,000    Rite Aid Corp. 11.250%, 07/01/08........         23,400
                                                              --------------
                                                                     575,409
                                                              --------------

                     SEMICONDUCTORS--0.1%
           50,000    Fairchild Semiconductor Corp.
                      10.125%, 03/15/07......................         52,532
           95,000    SCG Holdings Corp. 12.000%, 08/01/09....         62,700
                                                              --------------
                                                                     115,232
                                                              --------------

                     STEEL--0.1%
           40,000    Alaska Steel Corp. 7.875%, 02/15/09.....         40,000
           95,000    National Steel Corp. 9.875%, 03/01/09...         35,150
            5,000    Steel Dynamics, Inc. (144A)
                      9.500%, 03/15/09.......................          5,275
           50,000    United States Steel, L.L.C
                      10.750%, 08/01/08......................         52,000
           13,750    Weirton Steel Corp. 10.000%, 04/01/08...         10,175
                                                              --------------
                                                                     142,600
                                                              --------------

                     TECHNOLOGY--0.1%
           25,000    Amkor Technology, Inc. 9.250%, 05/01/06.         20,500
           75,000    Amkor Technology, Inc. 10.500%, 05/01/09         51,000
                                                              --------------
                                                                      71,500
                                                              --------------

                See accompanying notes to financial statements.

                                    NEZF-40

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      --------------------------------------------------------------------

                  TELEPHONE--0.5%
      $    60,000 AT&T Corp. (144A) 8.000%, 11/15/31....... $       43,626
          100,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31........................         77,229
          120,000 Alltel Corp. 7.000%, 07/01/12............        120,359
          100,000 British Telecommunications, Plc.
                   8.375%, 12/15/10 (d)....................        108,820
           30,000 Cingular Wireless, L.L.C. (144A)
                   7.125%, 12/15/31........................         25,934
           90,000 EchoStar Communications Corp.
                   9.375%, 02/01/09........................         81,900
           25,000 GCI, Inc. 9.750%, 08/01/07...............         23,000
           50,000 Insight Midwest, L.P. 9.750%, 10/01/09...         46,000
           20,000 Insight Midwest, L.P. 10.500%, 11/01/10..         18,700
           15,000 L 3 Communications Corp.
                   8.500%, 05/15/08........................         15,450
           45,000 Singapore Telecommunications, Ltd. (144A)
                    7.375%, 12/01/31.......................         44,279
           40,000 Telecommunications Techniques Co.
                   9.750%, 05/15/08........................          8,800
           55,000 Time Warner Telecom, Inc.
                   10.125%, 02/01/11.......................         25,850
            5,000 Time Warner Telecom, L.L.C.
                   9.750%, 07/15/08........................          2,350
            5,000 Worldcom, Inc. 8.250%, 05/15/10..........            750
          220,000 Worldcom, Inc. 7.500%, 05/15/11..........         33,000
                                                            --------------
                                                                   676,047
                                                            --------------

                  TOYS & AMUSEMENTS--0.0%
           10,000 Hasbro, Inc. 8.500%, 03/15/06............         10,250
           10,000 Hasbro, Inc. 6.150%, 07/15/08............          9,350
                                                            --------------
                                                                    19,600
                                                            --------------

                  TRANSPORTATION--0.6%
          460,000 Norfolk Southern Corp. 7.050%, 05/01/37..        483,492
          250,000 USAA Auto Owner Trust 3.910%, 04/16/07...        251,233
                                                            --------------
                                                                   734,725
                                                            --------------

                  TRUCKING & FREIGHT FORWARDING--0.0%
           40,000 Kansas City Southern Railway Co.
                   9.500%, 10/01/08........................         43,200
                                                            --------------

                  U.S. TREASURY--2.2%
          490,000 United States Treasury Bonds
                   8.875%, 02/15/19........................        666,459
          369,000 United States Treasury Bonds
                   8.750%, 08/15/20........................        501,067
          550,000 United States Treasury Bonds
                   8.125%, 08/15/21........................        709,746
          817,555 United States Treasury Notes
                   3.625%, 01/15/08 (TII) (d)..............        855,874
           53,404 United States Treasury Notes
                   4.250%, 01/15/10........................         57,951
                                                            --------------
                                                                 2,791,097
                                                            --------------

       FACE                                                         VALUE
      AMOUNT                                                      (NOTE 1A)
    --------------------------------------------------------------------------

                   UTILITIES--0.4%
    $   300,000    Northern Border Partners, L.P.
                    7.100%, 03/15/11........................... $      297,468
        250,000    Peco Energy Transition Trust 6.520%,
                    12/31/10...................................        268,288
                                                                --------------
                                                                       565,756
                                                                --------------

                   YANKEE--1.5%
         70,000    Air Canada, Inc. 10.250%, 03/15/11..........         55,125
         25,000    Flag, Ltd. 8.250%, 01/30/08.................          1,250
        100,000    France Telecom S.A. 8.250%, 03/01/11 (d)....         91,308
        200,000    Norsk Hydro A/S 7.750%, 06/15/23............        221,285
         60,000    Norske Skogindustrier ASA (144A)
                    7.625%, 10/15/11...........................         63,888
         25,000    Pacifica Papers, Inc. 10.000%, 03/15/09.....         26,719
         35,000    Paperboard Industries International, Inc.
                    8.375%, 09/15/07...........................         33,950
        260,000    Phillips Electronics NV 7.250%, 08/15/13....        267,891
        110,000    Quebecor Media, Inc. 0/13.750%, 07/15/11 (d)         64,350
         50,925    Republic of Panama 4.750%, 07/17/14 (d).....         42,013
         50,000    Republic of Philippines 9.375%, 01/18/17....         51,000
         55,000    Republic of South Africa 7.375%, 04/25/12...         54,381
         25,000    Rogers Cantel, Inc. 9.375%, 06/01/08........         17,250
         50,000    Rogers Communications, Inc.
                    8.875%, 07/15/07...........................         45,500
         45,000    Rogers Wireless, Inc. 9.625%, 05/01/11......         30,600
        145,000    Russian Federation 5.000%, 03/31/30 (d).....        100,674
         75,000    Telewest Communications, Plc.
                    11.250%, 11/01/08..........................         30,000
         30,000    Telewest Communications, Plc.
                    9.875%, 02/01/10...........................         11,700
        575,000    TransCanada Pipelines, Ltd.
                    7.150%, 06/15/06...........................        611,812
         25,000    United Pan Europe Communications NV
                    10.875%, 11/01/07..........................          3,250
         50,000    United Pan Europe Communications NV
                    10.875%, 08/01/09..........................          6,500
         25,000    Xerox Capital Europe, Plc.
                    5.875%, 05/15/04...........................         20,500
                                                                --------------
                                                                     1,850,946
                                                                --------------
                   Total Bonds & Notes
                    (Identified Cost $46,010,440)..............     47,232,776
                                                                --------------

WARRANTS--0.0%

                    SHARES
                    ---------------------------------------

                           COMMUNICATION SERVICES--0.0%
                    1,167  McLeodUSA, Inc.............. 117
                                                        ---
                           Total Warrants
                            (Identified Cost $0)....... 117
                                                        ---

                See accompanying notes to financial statements.

                                    NEZF-41

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

PREFERRED STOCKS--0.0%


                                                        VALUE
                SHARES                                (NOTE 1A)
              ----------------------------------------------------
                     525 McLeodUSA, Inc............ $        1,969
                                                    --------------
                         Total Preferred Stocks
                          (Identified Cost $92,234)          1,969
                                                    --------------

                                    SHORT TERM INVESTMENTS--1.1%

         FACE
        AMOUNT
      -------------------------------------------------------------------

                 REPURCHASE AGREEMENT--1.1%
      $1,377,000 Warburg Dillon Reed Repurchase Agreement
                  dated 06/28/02 at 1.890% to be repurchased
                  at $1,377,217 on 07/01/02, collateralized
                  by $1,286,000 U.S. Treasury Bond 6.250%
                  due 05/15/30 with a value of $1,394,911...    1,377,000
                                                             ------------
                 Total Short Term Investments
                  (Identified Cost $1,377,000)..............    1,377,000
                                                             ------------
                 Total Investments--99.9%
                  (Identified Cost $140,704,812) (a)........  125,804,257
                 Other assets less liabilities..............      146,763
                                                             ------------
                 TOTAL NET ASSETS--100%..................... $125,951,020
                                                             ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $140,704,812 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  4,833,894
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (19,734,449)
                                                               ------------
   Net unrealized depreciation................................ $(14,900,555)
                                                               ============

(b)Non-income producing security.
(c)Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d)Variable or floating rate security. Rate disclosed is as of June 30, 2002.
(e)Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,544,770 or 2.0% of net assets.
 TII--Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

                See accompanying notes to financial statements.

                                    NEZF-42

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value........................          $125,804,257
       Cash........................................                   831
       Receivable for:
        Securities sold............................               343,136
        Fund shares sold...........................               209,997
        Dividends and interest.....................               700,796
                                                             ------------
         Total Assets..............................           127,059,017
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $282,587
        Securities purchased.......................  689,482
       Accrued expenses :
        Management fees............................   74,478
        Service and distribution fees..............      678
        Deferred trustees fees.....................   10,573
        Other expenses.............................   50,199
                                                    --------
         Total Liabilities.........................             1,107,997
                                                             ------------
     NET ASSETS....................................          $125,951,020
                                                             ============
       Net assets consist of:
        Capital paid in............................          $164,639,887
        Undistributed net investment income........             1,605,933
        Accumulated net realized gains (losses)....           (25,394,245)
        Unrealized appreciation (depreciation) on
         investments...............................           (14,900,555)
                                                             ------------
     NET ASSETS....................................          $125,951,020
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($120,176,676 divided by 10,991,366
      shares of beneficial interest)...............          $      10.93
                                                             ============
     CLASS E
     Net asset value and redemption price per share
     ($5,774,344 divided by 528,937 shares of
      beneficial interest).........................          $      10.92
                                                             ============
     Identified cost of investments................          $140,704,812
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

       INVESTMENT INCOME
         Dividends...............................           $    537,290
         Interest................................              1,788,572
                                                            ------------
                                                               2,325,862
       EXPENSES
         Management fees......................... $485,699
         Service and distribution fees-Class E...    2,727
         Trustees fees and expenses..............    7,920
         Custodian...............................   64,406
         Audit and tax services..................   10,725
         Legal...................................      559
         Printing................................   11,076
         Insurance...............................    1,429
         Miscellaneous...........................    2,522
                                                  --------
         Total expenses before reductions........  587,063
         Expense reductions......................  (13,262)      573,801
                                                  --------  ------------
       NET INVESTMENT INCOME.....................              1,752,061
                                                            ------------
       REALIZED AND UNREALIZED GAIN (LOSS)
       Realized gain (loss) on:
         Investments--net........................             (9,022,535)
       Unrealized appreciation (depreciation) on:
         Investments--net........................             (7,332,015)
                                                            ------------
       Net gain (loss)...........................            (16,354,550)
                                                            ------------
       NET INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS..........................           $(14,602,489)
                                                            ============

                See accompanying notes to financial statements.

                                    NEZF-43

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  SIX MONTHS
                                                    ENDED       YEAR ENDED
                                                   JUNE 30,    DECEMBER 31,
                                                     2002          2001
                                                 ------------  ------------
   FROM OPERATIONS
    Net investment income....................... $  1,752,061  $  4,421,457
    Net realized gain (loss)....................   (9,022,535)   (6,943,278)
    Unrealized appreciation (depreciation)......   (7,332,015)   (4,497,329)
                                                 ------------  ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS................................  (14,602,489)   (7,019,150)
                                                 ------------  ------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income
       Class A..................................   (3,032,639)   (6,225,352)
       Class E..................................      (90,971)            0
                                                 ------------  ------------
    TOTAL DISTRIBUTIONS.........................   (3,123,610)   (6,225,352)
                                                 ------------  ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS................     (964,881)   (2,090,332)
                                                 ------------  ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.....  (18,690,980)  (15,334,834)

   NET ASSETS
    Beginning of the period.....................  144,642,000   159,976,834
                                                 ------------  ------------
    End of the period........................... $125,951,020  $144,642,000
                                                 ============  ============
   UNDISTRIBUTED (OVERDISTRIBUTED) NET
    INVESTMENT INCOME
    End of the period........................... $  1,605,933  $  2,977,482
                                                 ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                             SIX MONTHS ENDED             YEAR ENDED
                                               JUNE 30, 2002           DECEMBER 31, 2001
                                         ------------------------  ------------------------
                                           SHARES          $         SHARES          $
                                         ----------  ------------  ----------  ------------
CLASS A
 Sales..................................    869,697  $ 10,454,931   2,727,732  $ 34,479,430
 Reinvestments..........................    253,353     3,032,639     497,630     6,225,352
 Redemptions............................ (1,628,016)  (19,236,225) (3,505,568)  (44,355,379)
                                         ----------  ------------  ----------  ------------
 Net increase (decrease)................   (504,966) $ (5,748,655)   (280,206) $ (3,650,597)
                                         ==========  ============  ==========  ============
CLASS E
 Sales..................................    398,058  $  4,741,919     135,326  $  1,657,427
 Reinvestments..........................      7,606        90,971           0             0
 Redemptions............................     (4,055)      (49,116)     (7,998)      (97,162)
                                         ----------  ------------  ----------  ------------
 Net increase (decrease)................    401,609  $  4,783,774     127,328  $  1,560,265
                                         ==========  ============  ==========  ============
 Increase (decrease) derived from
   capital share transactions...........   (103,357) $   (964,881)   (152,878) $ (2,090,332)
                                         ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    NEZF-44

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                       CLASS A
                                           --------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                   YEAR ENDED DECEMBER 31,
                                             JUNE 30,    ------------------------------------------------
                                               2002        2001      2000      1999      1998      1997
                                           ----------    --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $  12.44     $  13.58  $  13.85  $  15.51  $  14.86  $  13.55
                                            --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................      0.16         0.39      0.42      0.43      0.38      0.28
 Net realized and unrealized gain (loss)
   on investments.........................     (1.40)       (0.99)    (0.68)    (1.21)     0.97      1.90
                                            --------     --------  --------  --------  --------  --------
 Total from investment operations.........     (1.24)       (0.60)    (0.26)    (0.78)     1.35      2.18
                                            --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.     (0.27)       (0.54)     0.00     (0.43)    (0.38)    (0.27)
 Distributions from net realized capital
   gains..................................      0.00         0.00     (0.01)    (0.26)    (0.32)    (0.60)
 Distributions in excess of net realized
   capital gains..........................      0.00         0.00      0.00     (0.19)     0.00      0.00
                                            --------     --------  --------  --------  --------  --------
 Total Distributions......................     (0.27)       (0.54)    (0.01)    (0.88)    (0.70)    (0.87)
                                            --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD............  $  10.93     $  12.44  $  13.58  $  13.85  $  15.51  $  14.86
                                            ========     ========  ========  ========  ========  ========
TOTAL RETURN (%)..........................     (10.2)(b)     (4.5)     (1.9)     (5.1)      9.1      16.2
Ratio of operating expenses to average
 net assets before expense reductions (%).      0.84 (c)     0.83      0.80      0.77      0.82      0.85
Ratio of operating expenses to average
 net assets after expense reductions
 (%)[d]...................................      0.82 (c)     0.83      0.80        --        --        --
Ratio of net investment income to average
 net assets (%)...........................      2.55 (c)     3.00      2.88      2.83      2.72      2.79
Portfolio turnover rate (%) on investments        56 (c)       65       126        63        72        60
Net assets, end of period (000)...........  $120,177     $143,059  $159,977  $192,666  $190,577  $137,443
The Ratios of operating expenses to
 average net assets without giving effect
 to the voluntary expense agreement would
 have been (%)............................        --           --        --        --        --      0.86

                                                                                   CLASS E
                                                                       ---------------------------
                                                                                        MAY 1, 2001(A)
                                                                       SIX MONTHS ENDED    THROUGH
                                                                           JUNE 30,      DECEMBER 31,
                                                                             2002            2001
                                                                       ---------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................      $12.43          $12.72
                                                                            ------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................        0.14            0.05
 Net realized and unrealized gain (loss) on investments...............       (1.38)          (0.34)
                                                                            ------          ------
 Total from investment operations.....................................       (1.24)          (0.29)
                                                                            ------          ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................       (0.27)           0.00
                                                                            ------          ------
 Total Distributions..................................................       (0.27)           0.00
                                                                            ------          ------
NET ASSET VALUE, END OF PERIOD........................................      $10.92          $12.43
                                                                            ======          ======
TOTAL RETURN (%)......................................................       (10.2)(b)        (2.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................        0.99 (c)        0.98 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%)[d]....................................................        0.97 (c)        0.98 (c)
Ratio of net investment income to average net assets (%)..............        2.40 (c)        2.71 (c)
Portfolio turnover rate (%) on investments............................          56 (c)          65 (c)
Net assets, end of period (000).......................................      $5,774          $1,583

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-45

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 FAVORABLE TOTAL
 RETURN THROUGH
 INVESTMENT IN A
 DIVERSIFIED
 PORTFOLIO.

 INCEPTION
 DATE  5/1/87

 ASSET CLASS
 STOCKS AND
 BONDS

   NET ASSETS
 $150.6 MILLION

   PORTFOLIO
    MANAGER
   A TEAM OF
   PORTFOLIO
    MANAGERS

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the MFS Total Return Series provided a total return of -1.6% compared to the returns of -13.2% for the Standard & Poor's 500 Index(R)/10/ and +3.3% for the Lehman Brothers Government/Credit Index/2/. The average return of the Series' peer group, the Lipper Variable Insurance Products Flexible Funds/5/ category, was -6.3% for the six months ended June 30, 2002. The Series' performance was helped by its slightly underweight equity allocation, its primary focus on value stocks, and its underweight in the weak performing Technology sector.

PORTFOLIO ACTIVITY
Our asset allocation strategy has remained consistent, with approximately 55%-60% of the Series in stocks and the rest in fixed-income investments. At the end of the second quarter, equities represented 54% of the portfolio's assets. We have traditionally taken this disciplined approach toward managing the Series because we believe it offers investors the ability to pursue growth of their assets, while helping to reduce risk and volatility through broad diversification across different asset classes.

We tend to focus on large capitalization value stocks. We locate companies that we believe possess discounted valuations while offering strong franchises and solid prospects for cash and earnings growth. We believe that these are the types of firms that can most benefit performance over the long term through a variety of market backdrops. This conservative, value-oriented approach and our focus on businesses with reliable cash flows, predictable earnings, and reasonable valuations have helped the Series' performance during the difficult market environment over the past several years. A stock's valuation is its price relative to earnings, sales, and other fundamental factors.

The Series' positions in Sears and Bank of America contributed to its performance over the period due to a combination of strong earnings and relatively low valuations. Stocks in the health care sector detracted from the portfolio's performance, specifically Bristol Meyers. In general, pharmaceutical stocks have underperformed the market due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring. We sought to discover significant opportunities in energy and basic materials, two sectors that have suffered due to the slowdown in economic activity. In our view, energy stocks, particularly those companies with any business in natural gas, enjoy a positive long-term growth story due to growing demand and constrained supply. In addition, we believe the current unstable political environment in the Middle East will serve to increase the value of natural resources such as oil and gas. In basic materials, particularly chemical and paper stocks, the current period of economic weakness has caused these stocks to become relatively cheap. However, we think that many of these companies will be able to raise prices and grow earnings strongly when an economic recovery eventually takes hold.

We pursue a value-oriented approach to the bonds we select for the Series. During the past several years, we have transitioned to a more conservative approach within the bond sub-portfolio. We reduced the stake in lower-rated, high-yield bonds and increased investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. Our focus remained on higher-quality corporate securities because we thought they offered more attractive values and yields than alternatives in the other bond sectors. We also thought mortgage-backed securities offered attractive opportunities, as prepayment risk or mortgage refinancings were no longer a key risk to these securities.

PORTFOLIO OUTLOOK
In our view, the environment remains very difficult for many companies going forward owing in large part to poor sales, earnings, and revenue visibility. While unemployment seemed to have stabilized, it has risen and many companies remain cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, prudent approach to security selection.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    8.9%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    5.8
              UNITED STATES TREASURY BONDS............    2.1
              SEARS ROEBUCK & CO......................    1.8
              VIACOM, INC. (CLASS B)..................    1.7
              UNITED STATES TREASURY NOTES............    1.4
              DEVON ENERGY CORP.......................    1.3
              AKZO NOBEL NV...........................    1.2
              OCCIDENTAL PETROLEUM....................    1.2
              FLEETBOSTON FINANCIAL CORP..............    1.1

    A $10,000 INVESTMENT COMPARED TO A BLEND OF THE 60% S&P INDEX/40% LEHMAN
                         BROTHERS AGGREGATE BOND INDEX

                             [CHART]


          MFS Total      Lehman Brothers
       Return Series  Government/Credit Index  S&P 500 Index
       -------------  -----------------------  -------------
6/92      $10,000           $10,000               $10,000
6/93       11,389            11,315                11,361
6/94       11,256            11,150                11,520
6/95       13,636            12,572                14,518
6/96       16,121            13,158                18,290
6/97       20,370            14,178                24,634
6/98       25,084            15,777                32,060
6/99       28,586            16,203                39,357
6/00       29,528            16,902                42,213
6/01       27,475            18,784                35,956
6/02       26,852            20,333                29,493



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                MFS             LEHMAN
                           TOTAL RETURN        BROTHERS
                        ---------------------GOVERNMENT/  S&P 500
                        CLASS A CLASS B/(A)/ CREDIT INDEX  INDEX
               6 Months  - 1.6%    -4.1%         3.3%      -13.2%
               1 Year    - 2.3       --          8.3       -18.0
               3 Years   - 2.1       --          7.9       - 9.2
               5 Years     5.7       --          7.5         3.7
               10 Years   10.4     -4.1          7.4        11.4

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2002.
 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-46

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--53.9% OF TOTAL NET ASSETS


                                                     VALUE
  SHARES                                           (NOTE 1A)
---------------------------------------------------------------

           AEROSPACE & DEFENSE--0.2%
     3,800 United Technologies Corp............. $      258,020
                                                 --------------

           ALUMINUM--1.2%
     7,600 Alcan Aluminum, Ltd. (ADR)...........        285,152
    45,300 Alcoa, Inc...........................      1,501,695
                                                 --------------
                                                      1,786,847
                                                 --------------

           AUTO PARTS--0.4%
    51,100 Delphi Automotive Systems Corp.......        674,520
                                                 --------------

           AUTOMOBILES--0.1%
     5,900 General Motors Corp..................        154,993
                                                 --------------

           BANKS--5.0%
    16,200 Bank of America Corp.................      1,139,832
    42,800 Citigroup, Inc.......................      1,658,500
     3,600 Comerica, Inc........................        221,040
    53,000 FleetBoston Financial Corp...........      1,714,550
    37,500 Mellon Financial Corp................      1,178,625
    14,500 SouthTrust Corp......................        378,740
     9,950 Sun Trust Banks, Inc.................        673,814
    15,700 Wachovia Corp........................        599,426
                                                 --------------
                                                      7,564,527
                                                 --------------

           BIOTECHNOLOGY--0.3%
    22,600 Genzyme Corp.(b).....................        434,824
                                                 --------------

           BUSINESS SERVICES--0.6%
    14,000 United Parcel Service, Inc. (Class B)        864,500
                                                 --------------

           CHEMICALS--1.8%
    13,404 Air Products & Chemicals, Inc........        676,500
     7,200 Dow Chemical Co......................        247,536
     9,500 Georgia Gulf Corp....................        251,180
     5,000 PPG Industries, Inc..................        309,500
    22,300 Praxair, Inc.........................      1,270,431
                                                 --------------
                                                      2,755,147
                                                 --------------

           COMMUNICATION SERVICES--3.8%
       920 ALLTEL Corp..........................         43,240
    46,500 Comcast Corp.(b).....................      1,108,560
    14,000 SBC Communications, Inc..............        427,000
    23,100 Telephone & Data Systems, Inc........      1,398,705
    56,300 Viacom, Inc. (Class B)(b)............      2,498,031
    19,062 Vodafone Group, Plc..................        260,196
                                                 --------------
                                                      5,735,732
                                                 --------------

           COMMUNICATIONS--0.8%
    11,800 Cooper Cameron Corp. (b).............        571,356
    47,800 Motorola, Inc........................        689,276
                                                 --------------
                                                      1,260,632
                                                 --------------

           COMPUTERS & BUSINESS EQUIPMENT--0.7%
    21,300 Advanced Fibre Communications (b)....        352,302

                                                     VALUE
  SHARES                                           (NOTE 1A)
---------------------------------------------------------------

           COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
    16,400 Hewlett-Packard Co................... $      250,592
     2,350 International Business Machines Corp.        169,200
    13,000 Texas Instruments, Inc...............        308,100
                                                 --------------
                                                      1,080,194
                                                 --------------

           CONGLOMERATES--0.5%
    11,000 General Electric Co..................        319,550
    35,200 Tyco International, Ltd..............        475,552
                                                 --------------
                                                        795,102
                                                 --------------

           CONTAINERS & GLASS--0.2%
    19,800 Owens-Illinois, Inc. (b).............        272,052
                                                 --------------

           COSMETICS & TOILETRIES--0.4%
    16,356 Gillette Co..........................        553,978
                                                 --------------

           DOMESTIC OIL--6.7%
    24,500 Apache Corp..........................      1,408,260
    24,200 BP Amoco, Plc. (ADR).................      1,221,858
    38,750 Devon Energy Corp....................      1,909,600
    41,528 ExxonMobil Corp......................      1,699,326
     3,200 Kerr-McGee Corp......................        171,360
    58,000 Occidental Petroleum Corp............      1,739,420
     9,746 Royal Dutch Petroleum Co.............        538,661
    19,246 Schlumberger, Ltd....................        894,939
    14,200 Unocal Corp..........................        524,548
                                                 --------------
                                                     10,107,972
                                                 --------------

           DRUGS & HEALTH CARE--3.7%
    37,400 Bristol-Myers Squibb Co..............        961,180
     6,300 Eli Lilly & Co.......................        355,320
     4,914 HCA Healthcare Co....................        233,415
    26,300 Merck & Co., Inc.....................      1,331,832
    43,400 Pfizer, Inc..........................      1,519,000
     9,100 Pharmacia Corp.......................        340,795
    33,200 Schering-Plough Corp.................        816,720
                                                 --------------
                                                      5,558,262
                                                 --------------

           ELECTRIC UTILITIES--1.7%
    94,100 Calpine Corp. (b)....................        661,523
     4,400 Exelon Corp..........................        230,120
     5,700 FPL Group, Inc.......................        341,943
     7,700 FirstEnergy Corp.....................        257,026
    15,500 Pinnacle West Capital Corp...........        612,250
     2,200 Progress Energy, Inc.................        114,422
     6,166 TXU Corp.............................        317,857
                                                 --------------
                                                      2,535,141
                                                 --------------

           FEDERAL AGENCIES--1.1%
    21,700 Federal Home Loan Mortgage Corp......      1,328,040
     3,800 Federal National Mortgage Association        280,250
                                                 --------------
                                                      1,608,290
                                                 --------------

                See accompanying notes to financial statements.

                                    NEZF-47

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                       VALUE
  SHARES                                             (NOTE 1A)
-----------------------------------------------------------------

           FINANCIAL SERVICES--1.4%
     6,500 American Express Co.................... $      236,080
    11,400 Hartford Financial Services Group, Inc.        677,958
    15,200 Nationwide Financial Services, Inc.....        600,400
     9,000 PNC Financial Services Group, Inc......        470,520
     4,100 U.S. Bancorp...........................         95,735
                                                   --------------
                                                        2,080,693
                                                   --------------

           FOOD & BEVERAGES--1.1%
    35,584 Archer-Daniels-Midland Co..............        455,120
     5,200 Diageo, Plc............................        268,580
    18,600 Kellogg Co.............................        666,996
     7,050 PepsiCo, Inc...........................        339,810
                                                   --------------
                                                        1,730,506
                                                   --------------

           FOREIGN CORPORATE--1.8%
    40,400 Akzo Nobel NV, (EUR)...................      1,755,853
     1,100 Nestle S.A., (CHF).....................        255,917
    65,700 Reed International, Plc., (GBP)........        624,557
                                                   --------------
                                                        2,636,327
                                                   --------------

           GAS & OIL EXPLORATION--1.0%
                                                   --------------
    40,100 Noble Corp.............................      1,547,860
                                                   --------------

           GAS & PIPELINE UTILITIES--2.3%
    27,500 El Paso Corp...........................        566,775
    35,500 National Fuel Gas Co...................        799,105
    74,100 NiSource, Inc..........................      1,617,603
     3,500 TXU Corp...............................         93,940
    13,000 WGL Holdings, Inc......................        336,700
                                                   --------------
                                                        3,414,123
                                                   --------------

           HEALTH CARE--PRODUCTS--0.6%
     5,766 Procter & Gamble Co....................        514,904
     8,000 Wyeth..................................        409,600
                                                   --------------
                                                          924,504
                                                   --------------

           HOTELS & RESTAURANTS--0.2%
    10,500 McDonald's Corp........................        298,725
                                                   --------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
     2,368 Fortune Brands, Inc....................        132,608
                                                   --------------

           INDUSTRIAL MACHINERY--1.1%
    32,600 Deere & Co.............................      1,561,540
       800 Illinois Tool Works, Inc...............         54,640
                                                   --------------
                                                        1,616,180
                                                   --------------

           INSURANCE--2.8%
    29,900 Allstate Corp..........................      1,105,702
    10,700 CIGNA Corp.............................      1,042,394
    12,882 The Chubb Corp.........................        912,046
    29,300 The St. Paul Cos., Inc.................      1,140,356
                                                   --------------
                                                        4,200,498
                                                   --------------

                                                   VALUE
  SHARES                                         (NOTE 1A)
-------------------------------------------------------------

           INVESTMENT BROKERAGE--1.4%
    27,700 Merrill Lynch & Co., Inc........... $    1,121,850
    23,900 Morgan Stanley Dean Witter & Co....      1,029,612
                                               --------------
                                                    2,151,462
                                               --------------

           LEISURE--0.3%
     6,350 Harrah's Entertainment, Inc. (b)...        281,623
    10,500 The Walt Disney Co.................        198,450
                                               --------------
                                                      480,073
                                               --------------

           MEDICAL LABORATORIES--0.1%
     3,500 Abbott Laboratories................        131,775
                                               --------------

           NEWSPAPERS--0.6%
     3,600 New York Times Co..................        185,400
    15,100 Tribune Co.........................        656,850
                                               --------------
                                                      842,250
                                               --------------

           PAPER & FOREST--1.7%
     2,500 Aracruz Celulose S.A. (ADR)........         50,000
    10,700 Bowater, Inc.......................        581,759
    30,200 International Paper Co.............      1,316,116
    10,300 Kimberly-Clark Corp................        638,600
                                               --------------
                                                    2,586,475
                                               --------------

           PETROLEUM SERVICES--0.6%
    11,100 BJ Services Co.....................        376,068
    19,300 Transocean Sedco Forex, Inc........        601,195
                                               --------------
                                                      977,263
                                               --------------

           PHOTOGRAPHY--0.2%
    11,100 Eastman Kodak Co...................        323,787
                                               --------------

           PUBLISHING--0.5%
     9,700 Gannett, Inc.......................        736,230
                                               --------------

           RAILROADS & EQUIPMENT--0.6%
    25,900 Burlington Northern Santa Fe Corp..        777,000
     6,700 Norfolk Southern Corp..............        156,646
                                               --------------
                                                      933,646
                                               --------------

           REAL ESTATE INVESTMENT TRUST--0.7%
    11,300 Equity Office Properties Trust.....        340,130
    22,100 Equity Residential Properties Trust        635,375
     1,600 Healthcare Realty Trust, Inc.......         51,200
                                               --------------
                                                    1,026,705
                                               --------------

           RETAIL--2.5%
     2,022 Safeway, Inc. (b)..................         59,022
    50,400 Sears Roebuck & Co.................      2,736,720
    46,000 The Kroger Co. (b).................        915,400
                                               --------------
                                                    3,711,142
                                               --------------

                See accompanying notes to financial statements.

                                    NEZF-48

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
  SHARES                                                   (NOTE 1A)
-----------------------------------------------------------------------

           SOFTWARE--0.7%
   108,100 Oracle Corp. (b)............................. $    1,023,707
                                                         --------------

           TELEPHONE--2.3%
     4,400 AT&T Corp. (b)...............................         16,940
    62,200 AT&T Corp....................................        665,540
   186,769 AT&T Wireless Services, Inc..................      1,092,598
    16,300 BellSouth Corp...............................        513,450
    11,988 Sprint Corp. (FON Group).....................        127,193
    26,700 Verizon Communications.......................      1,072,005
                                                         --------------
                                                              3,487,726
                                                         --------------

           TOBACCO--0.1%
     2,200 Philip Morris Cos., Inc......................         96,096
                                                         --------------
           Total Common Stocks (Identified Cost
            $86,954,860)................................     81,091,094
                                                         --------------

BONDS AND NOTES--41.8%

   FACE
  AMOUNT
---------------------------------------------------------------------

            AEROSPACE & DEFENSE--0.3%
$   220,000 Northrop Grumman Corp. 7.750%, 02/15/31....       238,209
    194,000 Raytheon Co. 6.150%, 11/01/08..............       199,126
     77,000 Raytheon Co. 7.000%, 11/01/28..............        76,714
                                                        -------------
                                                              514,049
                                                        -------------

            ASSET BACKED--0.7%
    325,000 Capital One Auto Finance Trust
             4.790%, 01/15/09..........................       332,287
    225,312 Continental Airlines Pass Through
             6.648%, 03/15/19..........................       215,117
    500,000 Providian Gateway Master Trust
             2.120%, 03/16/09 (c)......................       490,156
                                                        -------------
                                                            1,037,560
                                                        -------------

            AUTOMOBILES--0.7%
    650,000 DaimlerChrysler North America Holding Corp.
             7.750%, 05/27/03..........................       674,073
    345,000 Ford Motor Co. 7.450%, 07/16/31............       321,142
                                                        -------------
                                                              995,215
                                                        -------------

            BANKS--0.1%
    175,000 KFW International Finance, Inc.
             4.250%, 04/18/05..........................       178,032
                                                        -------------

            BROADCASTING--0.4%
    435,000 Fox Liberty Networks, L.L.C.
             8.875%, 08/15/07..........................       448,050
    200,000 News America Holdings, Inc.
             8.500%, 02/15/05..........................       216,424
                                                        -------------
                                                              664,474
                                                        -------------

            BUILDING & CONSTRUCTION--0.5%
    309,000 CRH America, Inc. 6.950%, 03/15/12.........       324,980

   FACE                                                       VALUE
  AMOUNT                                                    (NOTE 1A)
------------------------------------------------------------------------

            BUILDING & CONSTRUCTION--(CONTINUED)
$   350,000 Hanson, Plc. 7.875%, 09/27/10................ $      391,496
                                                          --------------
                                                                 716,476
                                                          --------------

            BUSINESS SERVICES--0.3%
    386,000 Cendant Corp. 6.875%, 08/15/06...............        388,219
    111,000 Northwestern Corp. (144A)
             8.750%, 03/15/12............................        100,133
                                                          --------------
                                                                 488,352
                                                          --------------

            COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
    700,000 Chase Commercial Mortgage Securities Corp.
             6.390%, 11/18/30............................        743,964
    310,522 Chase Mortgage Finance Trust
             6.000%, 02/25/17............................        315,943
    126,112 GMAC Light Trust (144A)
             3.898%, 07/05/13............................        126,924
    194,559 Independant National Mortgage Corp.
             7.000%, 05/25/26............................        199,853
  7,167,038 Morgan Stanley Capital I, Inc. (144A)
             0.887%, 11/15/30 (c)........................        243,260
    282,943 Morgan Stanley Dean Witter Capital I, Inc.
             (144A) 3.364%, 10/07/13 (c).................        282,735
    212,000 Pemex Project Funding Master Trust
             9.125%, 10/13/10............................        223,518
    462,271 Residential Funding Mortgage Securities, Inc.
             6.000%, 12/25/16............................        465,447
    135,000 Wells Fargo Mortgage Backed Securities Trust
             6.000%, 03/25/17............................        132,746
                                                          --------------
                                                               2,734,390
                                                          --------------

            COMMUNICATION SERVICES--0.8%
    231,000 AOL Time Warner, Inc. 6.150%, 05/01/07.......        220,663
    450,000 Analog Devices, Inc. 4.750%, 10/01/05........        430,335
    350,000 Citizens Communications Co.
             8.500%, 05/15/06............................        338,715
    245,000 Citizens Communications Co.
             7.625%, 08/15/08............................        223,877
                                                          --------------
                                                               1,213,590
                                                          --------------

            COMMUNICATIONS--0.2%
    150,000 Clear Channel Communications, Inc.
             7.250%, 09/15/03............................        153,927
     61,000 Clear Channel Communications, Inc.
             7.875%, 06/15/05............................         62,145
    190,000 Comcast Cable Communications
             6.750%, 01/30/11............................        169,705
                                                          --------------
                                                                 385,777
                                                          --------------

            DOMESTIC OIL--0.7%
    199,000 Amerada Hess Corp. 7.300%, 08/15/31..........        201,876
    600,000 Occidental Petroleum Corp.
             7.650%, 2/15/06.............................        656,704
    250,000 Phillips Petroleum Co. 8.500%, 05/25/05......        279,428
                                                          --------------
                                                               1,138,008
                                                          --------------

                See accompanying notes to financial statements.

                                    NEZF-49

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

   FACE                                                 VALUE
  AMOUNT                                              (NOTE 1A)
------------------------------------------------------------------

            DRUGS & HEALTH CARE--0.7%
$   228,000 HCA, Inc. 6.950%, 05/01/12............. $      232,350
    136,000 HealthSouth Corp. 6.875%, 06/15/05.....        133,960
    138,000 HealthSouth Corp. 7.375%, 10/01/06.....        138,000
    488,000 Tenet Healthcare Corp. 6.375%, 12/01/11        493,986
                                                    --------------
                                                           998,296
                                                    --------------

            ELECTRIC UTILITIES--2.4%
    150,000 Allegheny Energy Supply Co., L.L.C.
             7.800%, 03/15/11......................        153,388
    300,000 Dominion Resources, Inc.
             7.600%, 07/15/03......................        313,175
    500,000 Dominion Resources, Inc.
             8.125%, 06/15/10......................        561,506
    200,000 Niagara Mohawk Power Corp.
             5.375%, 10/01/04......................        204,039
    285,000 Niagara Mohawk Power Corp.
             7.750%, 05/15/06......................        310,754
    225,000 PSEG Power, L.L.C. 7.750%, 04/15/11....        237,785
    500,000 PSEG Power, L.L.C. 8.625%, 04/15/31....        551,889
     84,000 PSEG Power, L.L.C. (144A)
             6.950%, 06/01/12......................         84,440
    164,000 Toledo Edison Co. 7.875%, 08/01/04.....        173,565
    197,000 USA Waste Services, Inc.
             7.000%, 10/01/04......................        204,330
    600,000 WMX Technologies, Inc. 6.375%, 12/01/03        618,018
    163,000 Wisconsin Energy Corp. 5.875%, 04/01/06        169,867
                                                    --------------
                                                         3,582,756
                                                    --------------

            FEDERAL AGENCIES--15.8%
    373,000 Federal Home Loan Mortgage Corp.
             4.250%, 06/15/05......................        380,564
    750,000 Federal Home Loan Mortgage Corp.
             5.500%, 07/15/06......................        786,660
  1,000,000 Federal National Mortgage Association
             6.000%, 12/15/05......................      1,067,820
    735,000 Federal National Mortgage Association
             5.500%, 02/15/06......................        771,667
    125,000 Federal National Mortgage Association
             5.250%, 04/15/07......................        129,601
    304,720 Federal National Mortgage Association
             6.000%, 12/01/16......................        310,716
    509,886 Federal National Mortgage Association
             6.000%, 02/01/17......................        519,921
    307,743 Federal National Mortgage Association
             6.000%, 03/01/17......................        314,245
     25,189 Federal National Mortgage Association
             4.080%, 05/25/19......................        255,183
  3,071,724 Federal National Mortgage Association
             6.500%, 07/01/31......................      3,131,223
  5,489,990 Federal National Mortgage Association
             6.500%, 09/01/31......................      5,596,331
    247,674 Federal National Mortgage Association
             7.500%, 11/01/31......................        259,901
    540,607 Federal National Mortgage Association
             6.500%, 12/01/31......................        551,079

   FACE                                                  VALUE
  AMOUNT                                               (NOTE 1A)
-------------------------------------------------------------------

            FEDERAL AGENCIES--(CONTINUED)
$   243,263 Federal National Mortgage Association
             6.500%, 01/01/32....................... $      247,975
    216,372 Federal National Mortgage Association
             7.500%, 02/01/32.......................        227,055
  2,890,405 Government National Mortgage Association
             6.500%, 10/15/28.......................      2,959,052
  2,017,688 Government National Mortgage Association
             7.500%, 01/20/30.......................      2,118,593
    458,482 Government National Mortgage Association
             7.000%, 06/15/31.......................        475,817
    435,824 Government National Mortgage Association
             7.000%, 12/15/31.......................        452,303
  2,675,836 Government National Mortgage Association
             7.000%, 04/15/32.......................      2,777,009
    500,000 Student Loan Marketing Association
             5.000%, 06/30/04.......................        518,120
                                                     --------------
                                                         23,850,835
                                                     --------------

            FINANCE & BANKING--7.7%
    485,000 AIG SunAmerica Global Financing II
             (144A) 7.600%, 06/15/05................        535,721
    478,000 Bank of America Corp. 7.400%, 01/15/11..        523,507
    355,000 Citigroup, Inc. 7.250%, 10/01/10........        386,415
    300,000 Conoco Funding Co. 6.350%, 10/15/11.....        311,379
    725,000 Countrywide Home Loans, Inc.
             5.500%, 08/01/06.......................        741,083
    521,000 Credit Suisse First Boston USA
             6.500%, 01/15/12.......................        525,084
    577,000 Devon Financing Corp. 6.875%, 09/30/11..        600,909
    550,000 Dime Bancorp, Inc. 9.000%, 12/19/02.....        565,613
    175,000 EOP Operating, L.P. 8.375%, 03/15/06....        193,403
    137,000 EOP Operating, L.P. 7.750%, 11/15/07....        150,077
    229,000 Ford Motor Co. 7.375%, 10/28/09.........        237,061
    576,000 Ford Motor Credit Co. 6.875%, 02/01/06..        589,286
    424,000 General Electric Capital Corp.
             6.750%, 03/15/32.......................        416,484
    500,000 General Motors Acceptance Corp.
             5.360%, 07/27/04.......................        507,290
    333,000 General Motors Acceptance Corp.
             7.250%, 03/02/11.......................        340,579
    201,000 General Motors Acceptance Corp.
             6.875%, 09/15/11.......................        199,556
    111,000 General Motors Acceptance Corp.
             7.000%, 02/01/12.......................        111,144
    121,000 General Motors Acceptance Corp.
             8.000%, 11/01/31.......................        124,076
    750,000 Household Finance Corp. 7.875%, 03/01/07        799,928
    102,000 Household Finance Corp. 7.000%, 05/15/12        101,006
    450,000 Lehman Brothers Holdings, Inc.
             7.750%, 01/15/05.......................        483,753
    100,000 MidAmerican Funding, L.L.C.
             6.927%, 03/01/29.......................         95,071
    896,000 NiSource Finance Corp. 7.500%, 11/15/03.        898,867
    350,000 Prudential Funding Corp. (144A)
             6.600%, 05/15/08.......................        370,660

                See accompanying notes to financial statements.

                                    NEZF-50

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--(CONTINUED)


   FACE                                                        VALUE
  AMOUNT                                                     (NOTE 1A)
-------------------------------------------------------------------------

               FINANCE & BANKING--(CONTINUED)
$   175,000    Simon Debartolo Group, L.P.
                6.625%, 06/15/03.......................... $      179,576
    408,000    Simon Property Group, Inc.
                6.750%, 02/09/04..........................        424,684
    228,000    Sprint Capital Corp. 5.700%, 11/15/03......        202,605
    225,000    Sprint Capital Corp. 7.125%, 01/30/06......        180,043
    120,000    Sprint Capital Corp. (144A)
                8.375%, 03/15/12..........................         98,388
    250,000    St. Paul Cos., Inc. 5.750%, 03/15/07.......        250,492
    458,000    TCI Communications Financing III
                9.650%, 03/31/27..........................        465,855
                                                           --------------
                                                               11,609,595
                                                           --------------

               FOOD & BEVERAGES--0.5%
    180,000    Dole Food, Inc. (144A) 7.250%, 05/01/09....        184,046
    290,000    Kellogg Co. 6.000%, 04/01/06...............        303,076
    186,000    Tyson Foods, Inc. 8.250%, 10/01/11.........        206,493
                                                           --------------
                                                                  693,615
                                                           --------------

               GAS & PIPELINE UTILITIES--0.1%
    109,000    Consolidated Natural Gas Co.
                6.250%, 11/01/11..........................        109,293
                                                           --------------

               HEALTH CARE--PRODUCTS--0.2%
    304,000    American Home Products Corp.
                7.900%, 02/15/05..........................        334,399
                                                           --------------

               HOTELS & RESTAURANTS--0.3%
    389,000    MGM Mirage, Inc. 8.500%, 09/15/10..........        405,671
                                                           --------------

               INDUSTRIAL MACHINERY--0.1%
    179,000    Kennametal, Inc. 7.200%, 06/15/12..........        178,869
                                                           --------------

               INSURANCE--0.2%
    290,000    Loews Corp. 3.125%, 09/15/07...............        254,678
                                                           --------------

               INVESTMENT BROKERAGE--0.3%
    425,000    Morgan Stanley Dean Witter & Co.
                6.100%, 04/15/06..........................        442,914
                                                           --------------

               PAPER & FOREST--0.3%
    271,000    Abitibi-Consolidated, Inc. 8.850%, 08/01/30        264,935
    101,000    MeadWestvaco Corp. 6.850%, 04/01/12........        106,037
     70,000    Weyerhaeuser Co. (144A)
                6.750%, 03/15/12..........................         71,969
     93,000    Weyerhaeuser Co. (144A)
                7.375%, 03/15/32..........................         94,156
                                                           --------------
                                                                  537,097
                                                           --------------

               PETROLEUM SERVICES--0.4%
    540,000    Kinder Morgan Energy Partners, L.P.
                6.750%, 03/15/11..........................        554,418
     53,000    Kinder Morgan Energy Partners, L.P.
                7.750%, 03/15/32..........................         55,637
                                                           --------------
                                                                  610,055
                                                           --------------

   FACE                                                    VALUE
  AMOUNT                                                 (NOTE 1A)
---------------------------------------------------------------------

               RAILROADS & EQUIPMENT--0.2%
$   255,000    Union Pacific Corp. 6.340%, 11/25/03... $      265,733
                                                       --------------

               REAL ESTATE INVESTMENT TRUST--0.2%
    325,000    Vornado Realty Trust 5.625%, 06/15/07..        323,183
                                                       --------------

               RETAIL--0.4%
    444,000    Delhaize America, Inc. 9.000%, 04/15/31        478,517
    127,000    Federated Department Stores, Inc.
                8.500%, 06/15/03......................        132,886
                                                       --------------
                                                              611,403
                                                       --------------

               TECHNOLOGY--0.4%
    350,000    TRW, Inc. 6.625%, 06/01/04.............        365,549
    206,000    TRW, Inc. 7.750%, 06/01/29.............        213,482
                                                       --------------
                                                              579,031
                                                       --------------

               TELEPHONE--0.9%
     36,000    AT&T Corp. 6.500%, 03/15/29............         24,840
    202,000    AT&T Wireless Services, Inc.
                7.350%, 03/01/06......................        175,631
    337,000    Cox Communications, Inc.
                7.750%, 11/01/10......................        320,533
    211,000    Sprint Capital Corp. 6.000%, 01/15/07..        177,162
    592,000    Verizon New York, Inc. 6.875%, 04/01/12        589,014
     62,000    Worldcom, Inc. 6.500%, 05/15/04........          9,920
    277,000    Worldcom, Inc. 6.400%, 08/15/05........         41,550
    118,000    Worldcom, Inc. 8.250%, 05/15/31........         17,700
                                                       --------------
                                                            1,356,350
                                                       --------------

               U.S. TREASURY--3.6%
    308,000    United States Treasury Bonds
                11.875%, 11/15/03.....................        347,332
  2,381,000    United States Treasury Bonds
                6.250%, 05/15/30......................      2,579,199
    272,000    United States Treasury Bonds
                5.375%, 02/15/31......................        266,347
    830,000    United States Treasury Notes
                2.875%, 06/30/04......................        828,905
    430,000    United States Treasury Notes
                3.500%, 11/15/06......................        422,337
    389,000    United States Treasury Notes
                4.375%, 05/15/07......................        394,349
     94,000    United States Treasury Notes
                5.500%, 05/15/09......................         99,448
    417,000    United States Treasury Notes
                4.875%, 02/15/12......................        418,564
                                                       --------------
                                                            5,356,481
                                                       --------------

               YANKEE--0.6%
    350,000    Hydro Quebec 6.300%, 05/11/11..........        371,028
    355,000    Republic of Italy 4.625%, 06/15/05.....        363,233
    104,000    United Mexican States 8.375%, 01/14/11.        108,160
                                                       --------------
                                                              842,421
                                                       --------------
               Total Bonds & Notes
                (Identified Cost $62,556,381).........     63,008,598
                                                       --------------

                See accompanying notes to financial statements.

                                    NEZF-51

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

PREFERRED STOCKS--1.0%
                                               SHORT TERM INVESTMENTS--1.9%


                                                                VALUE
  SHARES                                                      (NOTE 1A)
--------------------------------------------------------------------------

              COMPUTERS & BUSINESS EQUIPMENT--0.3%
    10,500    Motorola, Inc................................ $      481,635
                                                            --------------

              ELECTRIC UTILITIES--0.4%
     5,500    Dominion Resources, Inc......................        333,850
    12,700    Duke Energy Co...............................        276,225
                                                            --------------
                                                                   610,075
                                                            --------------

              GAS & PIPELINE UTILITIES--0.3%
     3,500    NiSource, Inc................................        147,665
    25,680    The Williams Cos., Inc.......................        323,054
                                                            --------------
                                                                   470,719
                                                            --------------
              Total Preferred Stocks (Identified Cost
               $1,940,411).................................      1,562,429
                                                            --------------

CONVERTIBLE BONDS--0.2%

   FACE
  AMOUNT
---------------------------------------------------------------------------------

            HOTELS & RESTAURANTS--0.2%
$   335,000 Hilton Hotels Corp. 5.000%, 05/15/06...................       314,481
                                                                    -------------
            Total Convertible Bonds (Identified Cost $295,350).....       314,481
                                                                    -------------

   FACE                                                     VALUE
  AMOUNT                                                  (NOTE 1A)
---------------------------------------------------------------------

           DISCOUNT NOTES--1.9%
$2,822,000 Federal National Mortgage
            Association 1.900%, 07/01/02................ $  2,822,000
                                                         ------------
           Total Short Term Investments (Identified
            Cost $2,822,000)............................    2,822,000
                                                         ------------
           Total Investments--98.8%
            (Identified Cost $154,569,002) (a)..........  148,798,602
           Other assets less liabilities................    1,769,608
                                                         ------------
           TOTAL NET ASSETS--100%....................... $150,568,210
                                                         ============

(a) Federal Tax Information:
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $154,569,002 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................. $  6,008,798
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value....................................................  (11,779,198)
                                                               ------------
    Net unrealized depreciation............................... $ (5,770,400)
                                                               ============

(b) Non-income producing security.
(c) Variable or floating rate security. Rate disclosed is as of June 30, 2002.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,192,434 or 1.5% of net assets.
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CHF-- Swiss Franc
EUR-- Euro Currency
GBP-- Pound Sterling

                See accompanying notes to financial statements.

                                    NEZF-52

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value........................            $148,798,602
      Foreign cash at value
       (Identified cost $77,086)..................                  78,334
      Receivable for:
       Securities sold............................               3,117,241
       Fund shares sold...........................                 278,598
       Open forward currency contracts--net.......                 122,478
       Dividends and interest.....................                 935,620
       Foreign taxes..............................                   4,533
                                                              ------------
        Total Assets..............................             153,335,406
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  249,289
       Securities purchased.......................  2,151,620
       Open forward currency contracts--net.......    122,478
       Due custodian bank.........................     70,693
       Withholding taxes..........................        231
      Accrued expenses:
       Management fees............................     63,027
       Service and distribution fees..............        160
       Deferred trustees fees.....................     62,494
       Other expenses.............................     47,204
                                                   ----------
        Total Liabilities.........................               2,767,196
                                                              ------------
    NET ASSETS....................................            $150,568,210
                                                              ============
      Net assets consist of:
       Capital paid in............................            $156,494,109
       Undistributed net investment income........                 487,470
       Accumulated net realized gains (losses)....                (644,619)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              (5,768,750)
                                                              ------------
    NET ASSETS....................................            $150,568,210
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($149,409,042 divided by 1,198,181
     shares of beneficial interest)...............            $     124.70
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($1,159,168 divided by 9,349 shares of
     beneficial interest).........................            $     123.98
                                                              ============
    Identified cost of investments................            $154,569,002
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $   889,986(a)
       Interest................................                1,954,323
                                                             -----------
                                                               2,844,309
     EXPENSES
       Management fees......................... $   388,405
       Service and distribution fees--Class B..         190
       Trustees fees and expenses..............       8,248
       Custodian...............................      65,183
       Audit and tax services..................      10,725
       Legal...................................       5,056
       Printing................................      13,650
       Insurance...............................       1,588
       Miscellaneous...........................       2,868
                                                -----------
         Total expenses........................                  495,913
                                                             -----------
     NET INVESTMENT INCOME.....................                2,348,396
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................     943,280
       Foreign currency transactions--net......       4,501      947,781
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (5,645,560)
       Foreign currency transactions--net......         385   (5,645,175)
                                                -----------  -----------
     Net gain (loss)...........................               (4,697,394)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $(2,348,998)
                                                             ===========

(a)Net of foreign taxes of $13,309

                See accompanying notes to financial statements.

                                    NEZF-53

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                         SIX MONTHS
                                                                           ENDED       YEAR ENDED
                                                                          JUNE 30,    DECEMBER 31,
                                                                            2002          2001
                                                                        ------------  ------------
FROM OPERATIONS
 Net investment income................................................. $  2,348,396  $  4,911,195
 Net realized gain (loss)..............................................      947,781     9,080,048
 Unrealized appreciation (depreciation)................................   (5,645,175)  (21,058,289)
                                                                        ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....................   (2,348,998)   (7,067,046)
                                                                        ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A............................................................   (5,014,016)   (6,264,934)
                                                                        ------------  ------------
   Net realized gain
    Class A............................................................  (12,382,643)  (28,824,959)
                                                                        ------------  ------------
 TOTAL DISTRIBUTIONS...................................................  (17,396,659)  (35,089,893)
                                                                        ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS....   12,598,046    18,602,527
                                                                        ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   (7,147,611)  (23,554,412)

NET ASSETS
 Beginning of the period...............................................  157,715,821   181,270,233
                                                                        ------------  ------------
 End of the period..................................................... $150,568,210  $157,715,821
                                                                        ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period..................................................... $    487,470  $  3,153,090
                                                                        ============  ============

CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                  SIX MONTHS ENDED           YEAR ENDED
                                                                    JUNE 30, 2002         DECEMBER 31, 2001
                                                               ----------------------  ----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  ------------
CLASS A
  Sales.......................................................  102,358  $ 13,925,724   200,751  $ 29,989,766
  Reinvestments...............................................  130,817    17,396,659   246,834    35,089,893
  Redemptions................................................. (146,328)  (19,907,933) (311,259)  (46,477,132)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................   86,847  $ 11,414,450   136,326  $ 18,602,527
                                                               ========  ============  ========  ============
CLASS B
  Sales.......................................................    9,475  $  1,199,645         0  $          0
  Redemptions.................................................     (126)      (16,049)        0             0
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................    9,349  $  1,183,596         0  $          0
                                                               ========  ============  ========  ============
  Increase (decrease) derived from capital share transactions.   96,196  $ 12,598,046   136,326  $ 18,602,527
                                                               ========  ============  ========  ============

                See accompanying notes to financial statements.

                                    NEZF-54

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                     CLASS A                                CLASS B
                                         --------------------------------------------------------------  --------------
                                          SIX MONTHS
                                            ENDED                   YEAR ENDED DECEMBER 31,              MAY 1, 2002(A)
                                           JUNE 30,    ------------------------------------------------     THROUGH
                                             2002        2001      2000      1999      1998      1997    JUNE 30, 2002
                                         ----------    --------  --------  --------  --------  --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $ 141.92     $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37     $129.24
                                          --------     --------  --------  --------  --------  --------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      2.04         4.60      6.49      6.98      6.56      6.38        0.22
 Net realized and unrealized gain
   (loss) on investments................     (3.46)      (11.61)   (12.98)    13.48     30.50     38.47       (5.48)
                                          --------     --------  --------  --------  --------  --------     -------
 Total from investment operations.......     (1.42)       (7.01)    (6.49)    20.46     37.06     44.85       (5.26)
                                          --------     --------  --------  --------  --------  --------     -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     (4.47)       (6.60)     0.00     (6.83)    (6.51)    (6.42)       0.00
 Distributions from net realized
   capital gains........................    (11.33)      (30.39)    (4.41)   (24.57)   (12.64)   (18.95)       0.00
                                          --------     --------  --------  --------  --------  --------     -------
 Total Distributions....................    (15.80)      (36.99)    (4.41)   (31.40)   (19.15)   (25.37)       0.00
                                          --------     --------  --------  --------  --------  --------     -------
NET ASSET VALUE, END OF PERIOD..........  $ 124.70     $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $123.98
                                          ========     ========  ========  ========  ========  ========     =======
TOTAL RETURN (%)........................      (1.5)(b)     (3.8)     (3.4)     10.0      19.7      26.6        (4.1)(b)
Ratio of operating expenses to average
 net assets (%).........................      0.64 (c)     0.63      0.58      0.58      0.58      0.61        0.89 (c)
Ratio of net investment income to
 average net assets (%).................      3.02 (c)     2.96      3.14      3.16      3.15      3.20        2.77 (c)
Portfolio turnover rate (%).............        95 (c)      160        48        49        25        65          95 (c)
Net assets, end of year (000)...........  $149,409     $157,716  $181,270  $218,881  $213,639  $188,783     $ 1,159

(a)Commencement of operations
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-55

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 APPRECIATION

 INCEPTION
 DATE 10/31/94

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
 $616.6 MILLION

    PORTFOLIO
    MANAGERS
DAN C. CHUNG, CFA
 DAVE HYUN, CFA

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Alger Equity Growth Series Class A shares returned -18.6%, compared to the Standard & Poor's 500 Index(R)/10/ return of -13.2%. Over the same time period, the Lipper Variable Insurance Product Large-Cap Growth Fund Average/5/ returned -18.9% and the Russell 1000 Growth Index returned -20.8%. The Series suffered from an inherent large cap growth bias during a period of time when large cap growth stocks were some of the market's poorest performers.

PORTFOLIO ACTIVITY
After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further during the first quarter. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn.

The Series underperformed the S&P 500 benchmark over the six month period due to an aggressive approach and an overweighting in the weak information technology sector. Poor's performing financial stocks also contributed to the negative return, more than offsetting strong security selection in the health care SECTOR.

PORTFOLIO OUTLOOK
We've been saying for some time that we see a solid second half of the year for the economy and for the markets. There is little question that the economy is on solid footing, with steady growth. Recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Our sense of what the Dow and Nasdaq will do in the months ahead is based on decent, but by no means extraordinary, profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest economic expansion. Nothing that has happened in the past two months alters that picture.

Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. The Series is currently well diversified, with a heavy health care weighting and a moderate technology weighting.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                % OF TOTAL
                     SECURITY                   NET ASSETS
                     -------------------------------------
                     EBAY, INC.................    4.0%
                     MICROSOFT CORP............    3.3
                     PFIZER, INC...............    3.1
                     WAL-MART STORES, INC......    2.9
                     BAXTER INTERNATIONAL, INC.    2.9
                     DELL COMPUTER CORP........    2.8
                     LOWE'S COS., INC..........    2.8
                     UNITEDHEALTH GROUP, INC...    2.8
                     THE CHUBB CORP............    2.7
                     JOHNSON & JOHNSON.........    2.7

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                    [CHART]
          Alger Equity Growth Series  S&P 500 Index
          --------------------------  -------------
10/31/94            $10,000              $10,000
6/95                 12,687               11,753
6/96                 15,011               14,806
6/97                 18,815               19,942
6/98                 25,521               25,953
6/99                 34,810               31,861
6/00                 41,926               34,172
6/01                 32,933               29,107
6/02                 24,833               23,875



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  ALGER EQUITY GROWTH
                                  ---------------------S&P 500
                                  CLASS A CLASS E/(A)/  INDEX
                  6 Months         -18.6%    -18.6%     -13.2%
                  1 Year           -24.6     -24.7      -18.0
                  3 Years          -10.7        --      - 9.2
                  5 Years            5.7        --        3.7
                  Since Inception   12.6     -25.0       12.0

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-56

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--99.8% OF TOTAL NET ASSETS


                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

                AEROSPACE & DEFENSE--4.8%
        134,828 General Dynamics Corp....................... $ 14,338,958
        218,050 Lockheed Martin Corp........................   15,154,475
                                                             ------------
                                                               29,493,433
                                                             ------------

                BANKS--4.8%
        156,550 Citigroup, Inc..............................    6,066,312
         94,375 Fifth Third Bancorp.........................    6,290,094
        359,700 Mellon Financial Corp.......................   11,305,371
        124,300 Wells Fargo & Co............................    6,222,458
                                                             ------------
                                                               29,884,235
                                                             ------------

                BUILDING & CONSTRUCTION--1.1%
        254,575 Masco Corp..................................    6,901,528
                                                             ------------

                BUSINESS SERVICES--3.0%
        295,100 Cendant Corp. (b)...........................    4,686,188
        458,310 Concord EFS, Inc. (b).......................   13,813,463
                                                             ------------
                                                               18,499,651
                                                             ------------

                COMMUNICATION SERVICES--1.7%
        239,600 Viacom, Inc. (Class B) (b)..................   10,631,052
                                                             ------------

                COMPUTERS & BUSINESS EQUIPMENT--10.2%
        658,025 Dell Computer Corp. (b).....................   17,200,774
        408,350 First Data Corp.............................   15,190,620
      3,059,000 Sun Microsystems, Inc.......................   15,325,590
      1,150,270 Taiwan Semiconductor Manufacturing Co., Ltd.   14,953,510
                                                             ------------
                                                               62,670,494
                                                             ------------

                CONGLOMERATES--1.6%
         80,670 3M Co.......................................    9,922,410
                                                             ------------

                COSMETICS & TOILETRIES--1.6%
        187,050 Avon Products, Inc..........................    9,771,492
                                                             ------------

                DOMESTIC OIL--2.9%
         92,205 Anadarko Petroleum Corp.....................    4,545,707
        151,876 ChevronTexaco Corp..........................   13,441,026
                                                             ------------
                                                               17,986,733
                                                             ------------

                DRUGS & HEALTH CARE--19.0%
        403,400 Baxter International, Inc...................   17,931,130
        257,200 HCA Healthcare Co...........................   12,217,000
        175,100 IDEC Pharmaceuticals Corp. (b)..............    6,207,295
        168,800 Immunex Corp. (b)...........................    3,770,992
        295,650 Medtronic, Inc..............................   12,668,602
        537,775 Pfizer, Inc.................................   18,822,125
        328,900 Pharmacia Corp..............................   12,317,305
        227,660 Tenet Healthcare Corp. (b)..................   16,289,073
        186,680 UnitedHealth Group, Inc.....................   17,090,554
                                                             ------------
                                                              117,314,076
                                                             ------------

                                                           VALUE
            SHARES                                       (NOTE 1A)
            -------------------------------------------------------

                    ELECTRIC UTILITIES--0.7%
            143,490 Duke Energy Co..................... $ 4,462,539
                                                        -----------

                    ELECTRONICS--4.2%
            650,425 Applied Materials, Inc. (b)........  12,371,083
            430,550 Intel Corp.........................   7,866,149
            149,600 Maxim Integrated Products, Inc. (b)   5,734,168
                                                        -----------
                                                         25,971,400
                                                        -----------

                    FEDERAL AGENCIES--0.8%
             75,605 Federal Home Loan Mortgage Corp....   4,627,026
                                                        -----------

                    FINANCIAL SERVICES--1.6%
            164,108 Capital One Financial Corp.........  10,018,793
                                                        -----------

                    FOOD & BEVERAGES--1.3%
            154,275 Anheuser Busch Cos., Inc...........   7,713,750
                                                        -----------

                    GAS & OIL EXPLORATION--0.2%
             42,075 Nabors Industries, Ltd.............   1,485,248
                                                        -----------

                    HEALTH CARE--PRODUCTS--7.8%
            317,600 Johnson & Johnson..................  16,597,776
            184,050 Procter & Gamble Co................  16,435,665
            296,516 Wyeth..............................  15,181,619
                                                        -----------
                                                         48,215,060
                                                        -----------

                    INSURANCE--5.2%
            238,650 The Chubb Corp.....................  16,896,420
            181,845 Xl Capital, Ltd....................  15,402,272
                                                        -----------
                                                         32,298,692
                                                        -----------

                    INVESTMENT BROKERAGE--1.4%
            248,175 J.P. Morgan Chase & Co.............   8,418,096
                                                        -----------

                    LEISURE--1.5%
            335,500 Carnival Corp......................   9,289,995
                                                        -----------

                    RETAIL--15.0%
             85,200 Home Depot, Inc....................   3,129,396
            376,650 Lowe's Cos., Inc...................  17,099,910
             88,400 Sears Roebuck & Co.................   4,800,120
            240,100 TJX Cos., Inc......................   4,708,361
            412,850 Target Corp........................  15,729,585
            330,300 Wal-Mart Stores, Inc...............  18,169,803
             99,000 Walgreen Co........................   3,824,370
            405,100 eBay, Inc. (b).....................  24,962,262
                                                        -----------
                                                         92,423,807
                                                        -----------

                    SOFTWARE--6.4%
            376,500 Microsoft Corp. (b)................  20,594,550
            951,300 Siebel Systems, Inc. (b)...........  13,527,486
            276,300 VERITAS Software Corp. (b).........   5,467,977
                                                        -----------
                                                         39,590,013
                                                        -----------

                See accompanying notes to financial statements.

                                    NEZF-57

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
 SHARES                                                   (NOTE 1A)
---------------------------------------------------------------------

         TELEPHONE--1.9%
 155,300 BellSouth Corp................................. $  4,891,950
 165,775 Verizon Communications.........................    6,655,866
                                                         ------------
                                                           11,547,816
                                                         ------------

         TRUCKING & FREIGHT FORWARDING--1.1%
 122,300 FedEx Corp.....................................    6,530,820
                                                         ------------
         Total Common Stocks
          (Identified Cost $673,684,100)................  615,668,159
                                                         ------------

SHORT TERM INVESTMENTS--0.1%

  FACE
 AMOUNT
---------------------------------------------------------------------

         MONEY MARKET FUNDS--0.1%
$391,188 State Street Global Advisor's Money Market Fund $    391,188
                                                         ------------
         Total Short Term Investments
          (Identified Cost $391,188)....................      391,188
                                                         ------------
         Total Investments--99.9%
          (Identified Cost $674,075,288) (a)............  616,059,347
         Other assets less liabilities..................      502,022
                                                         ------------
         TOTAL NET ASSETS--100%......................... $616,561,369
                                                         ============


(a) Federal Tax Information:
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $674,075,288 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................. $ 15,718,185
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value....................................................  (73,734,126)
                                                               ------------
    Net unrealized depreciation............................... $(58,015,941)
                                                               ============

(b) Non-income producing security.

                See accompanying notes to financial statements.

                                    NEZF-58

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

   ASSETS
     Investments at value........................             $ 616,059,347
     Receivable for:
      Securities sold............................                28,557,782
      Fund shares sold...........................                 1,186,759
      Dividends and interest.....................                   148,993
                                                              -------------
       Total Assets..............................               645,952,881
   LIABILITIES
     Payable for:
      Fund shares redeemed....................... $ 1,403,487
      Securities purchased.......................  27,398,095
     Accrued expenses:
      Management fees............................     394,831
      Service and distribution fees..............       1,430
      Deferred trustees fees.....................      19,753
      Other expenses.............................     173,916
                                                  -----------
       Total Liabilities.........................                29,391,512
                                                              -------------
   NET ASSETS....................................             $ 616,561,369
                                                              =============
     Net assets consist of:
      Capital paid in............................             $ 885,286,774
      Undistributed net investment loss..........                  (264,269)
      Accumulated net realized gains
       (losses)..................................              (210,445,195)
      Unrealized appreciation (depreciation)
       on investments............................               (58,015,941)
                                                              -------------
   NET ASSETS....................................             $ 616,561,369
                                                              =============
   Computation of offering price:
   CLASS A
   per share ($604,756,596 divided by
    35,803,041 shares of beneficial
    interest)....................................             $       16.89
                                                              =============
   CLASS E
   Net asset value and redemption price per share
    ($11,804,773 divided by 702,666 shares of
    beneficial interest).........................             $       16.80
                                                              =============
   Identified cost of investments................             $ 674,075,288
                                                              =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................            $  2,524,811 (a)
       Interest................................                  100,374
                                                           -------------
                                                               2,625,185
     EXPENSES
       Management fees......................... $2,681,002
       Service and distribution fees--Class E..      6,456
       Trustees fees and expenses..............     14,109
       Custodian...............................     62,288
       Audit and tax services..................     10,725
       Legal...................................      7,903
       Printing................................     76,694
       Insurance...............................      8,351
       Miscellaneous...........................      6,773
                                                ----------
       Total expenses..........................                2,874,301
                                                           -------------
     NET INVESTMENT LOSS.......................                 (249,116)
                                                           -------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (51,737,712)
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (91,958,357)
                                                           -------------
     Net gain (loss)...........................             (143,696,069)
                                                           -------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................            $(143,945,185)
                                                           =============

(a)Net of foreign taxes of $16,744

                See accompanying notes to financial statements.

                                    NEZF-59

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                       SIX MONTHS
                                                                         ENDED        YEAR ENDED
                                                                        JUNE 30,       DECEMBER
                                                                          2002         31, 2001
                                                                     -------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    (249,116) $     (25,638)
  Net realized gain (loss)..........................................   (51,737,712)  (150,921,258)
  Unrealized appreciation (depreciation)............................   (91,958,357)    33,507,308
                                                                     -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (143,945,185)  (117,439,588)
                                                                     -------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................             0     (2,596,172)
                                                                     -------------  -------------
   Net realized gain
    Class A.........................................................             0    (51,388,931)
                                                                     -------------  -------------
  TOTAL DISTRIBUTIONS...............................................             0    (53,985,103)
                                                                     -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (32,584,717)    (3,841,088)
                                                                     -------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (176,529,902)  (175,265,779)

NET ASSETS
  Beginning of the period...........................................   793,091,271    968,357,050
                                                                     -------------  -------------
  End of the period................................................. $ 616,561,369  $ 793,091,271
                                                                     =============  =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period................................................. $    (264,269) $     (15,153)
                                                                     =============  =============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2002             DECEMBER 31, 2001
                                                               -------------------------  --------------------------
                                                                 SHARES          $           SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  4,298,515  $  82,134,348   10,786,475  $ 240,333,214
  Reinvestments...............................................          0              0    2,406,826     53,985,103
  Redemptions................................................. (6,502,875)  (123,497,588) (13,832,127)  (303,009,038)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (2,204,360) $ (41,363,240)    (638,826) $  (8,690,721)
                                                               ==========  =============  ===========  =============
CLASS E
  Sales.......................................................    468,384  $   8,915,797      243,049  $   4,871,491
  Redemptions.................................................     (7,652)      (137,274)      (1,115)       (21,858)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    460,732  $   8,778,523      241,934  $   4,849,633
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (1,743,628) $ (32,584,717)    (396,892) $  (3,841,088)
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    NEZF-60

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                              CLASS A
                                                   -------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                     JUNE 30,    -----------------------------------------------
                                                       2002        2001      2000      1999      1998     1997
                                                   ----------    --------  --------  --------  -------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  20.74     $  25.06  $  29.34  $  25.11  $ 17.62  $  15.58
                                                    --------     --------  --------  --------  -------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     (0.01)        0.00      0.03     (0.01)    0.04      0.02
 Net realized and unrealized gain (loss) on
   investments....................................     (3.84)       (2.91)    (3.99)     8.34     8.37      3.92
                                                    --------     --------  --------  --------  -------  --------
 Total from investment operations.................     (3.85)       (2.91)    (3.96)     8.33     8.41      3.94
                                                    --------     --------  --------  --------  -------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      0.00        (0.07)    (0.09)     0.00    (0.04)    (0.02)
 Distributions from net realized capital gains....      0.00        (1.34)     0.00     (0.01)    0.00      0.00
 Distributions in excess of net realized capital
   gains..........................................      0.00         0.00     (0.23)    (4.09)   (0.88)    (1.88)
                                                    --------     --------  --------  --------  -------  --------
 Total distributions..............................      0.00        (1.41)    (0.32)    (4.10)   (0.92)    (1.90)
                                                    --------     --------  --------  --------  -------  --------
NET ASSET VALUE, END OF PERIOD....................  $  16.89     $  20.74  $  25.06  $  29.34  $ 25.11  $  17.62
                                                    ========     ========  ========  ========  =======  ========
TOTAL RETURN (%)..................................     (18.6)(b)    (12.0)    (13.7)     34.1     47.8      25.6
Ratio of operating expenses to average net assets
 (%)..............................................      0.80 (c)     0.84      0.79      0.80     0.83      0.87
Ratio of net investment income (loss) to average
 net assets (%)...................................     (0.07)(c)     0.00      0.23     (0.03)    0.19      0.12
Portfolio turnover rate (%).......................       206 (c)       88        88       128      119       137
Net assets, end of period (000)...................  $604,757     $788,097  $968,357  $841,053  $10,726  $205,318

                                                               CLASS E
                                                   ----------------------------
                                                                    MAY 1, 2001 (A)
                                                   SIX MONTHS ENDED     THROUGH
                                                       JUNE 30,      DECEMBER 31,
                                                         2002            2001
                                                   ---------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 20.64          $23.50
                                                       -------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................       (0.02)           0.00
 Net realized and unrealized gain (loss) on
   investments....................................       (3.82)          (2.86)
                                                       -------          ------
 Total from investment operations.................       (3.84)          (2.86)
                                                       -------          ------
NET ASSET VALUE, END OF PERIOD....................     $ 16.80          $20.64
                                                       =======          ======
TOTAL RETURN (%)..................................       (18.6)(b)       (12.2)(b)
Ratio of operating expenses to average net assets
 (%)..............................................        0.95 (c)        0.99 (c)
Ratio of net investment income (loss) to average
 net assets (%)...................................       (0.22)(c)        0.00 (c)
Portfolio turnover rate (%).......................         206 (c)          88 (c)
Net assets, end of period (000)...................     $11,805          $4,994

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-61

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT OBJECTIVE
 TO ACHIEVE LONG- TERM GROWTH
 OF CAPITAL.

 INCEPTION DATE 5/1/02

 ASSET CLASS
 LARGE CAP STOCK

         NET ASSETS
       $345.1 MILLION

     PORTFOLIO MANAGERS
      TERRY BERKEMEIER
      MICHAEL ERICKSEN
        DAVID FISHER
        KAREN MILLER
         TED SAMUELS
        EUGENE STEIN
         ALAN WILSON

PERFORMANCE AT-A-GLANCE
For the two month period ended June 30, 2002, the Capital Guardian US Equity Series Class A shares returned -13.5%, compared to the Standard & Poor's 500 Index(R)/10/ return of -7.8%. Over the same time period, the Lipper Variable Insurance Product Large-Cap Core Fund Index/5/ returned -7.6%. Performance was impacted by a near triple weight position in semiconductor equipment producers, which were particularly hard hit, as well as an overweight in communications equipment.

PORTFOLIO ACTIVITY
Stocks declined sharply in the second quarter, with the major indices reporting double-digit losses and all 10 industry sectors of the S&P 500 posting negative results.

Technology stocks, especially those related to hardware and semiconductors, plummeted. While several industry leaders indicated that business had stabilized or improved in the first quarter, investors feared more losses as spending by end users appeared to sag. The meltdown in telecom shares continued as investors grew increasingly uneasy about the sector's sizable debts, falling revenues, and overcapacity. Utilities were hurt by new insights into the energy trading scandal; details about how Enron exploited weaknesses in California's energy market came to light.

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices, and in some instances we took the opportunity to buy additional shares.

The Series benefited from our many financial holdings and from a variety of consumer-related companies but suffered from not owning enough in the consumer staples and materials sectors. Holdings in the semiconductor capital equipment, pharmaceuticals, health care equipment, media, and wireless telecom areas also hurt returns.

PORTFOLIO OUTLOOK
Valuations remain somewhat high by historical standards and a loss of faith in corporate management could have a lasting negative impact on multiples. Still, there are likely to be cyclical ups and downs that will provide opportunities to add value through stock selection based on fundamental research. In the near term, we are being careful not to be bearish following the market's most recent down leg. Fiscal stimulus and low interest rates should support the economic recovery and we expect corporate profits to see large percentage increases, albeit from low bases.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                         % OF TOTAL
SECURITY                                 NET ASSETS
---------------------------------------------------
SLM CORP................................    3.6%
ASTRAZENECA, PLC........................    3.6
WASHINGTON MUTUAL, INC..................    3.3
PFIZER, INC.............................    3.2
APPLIED MATERIALS, INC..................    2.7
BANK ONE CORP...........................    2.6
LOWE'S COS., INC........................    2.3
J.P. MORGAN CHASE & CO..................    2.2
EXXONMOBIL CORP.........................    2.0
FOREST LABORATORIES, INC................    1.9





                See footnotes to Portfolio Manager Commentary.

                                    NEZF-62

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--96.2% OF TOTAL NET ASSETS


                                                           VALUE
             SHARES                                      (NOTE 1A)
           ---------------------------------------------------------

                      ADVERTISING--0.3%
               37,300 Interpublic Group of Cos........ $     923,548
                                                       -------------

                      AEROSPACE & DEFENSE--1.5%
               75,600 United Technologies Corp........     5,133,240
                                                       -------------

                      APPAREL & TEXTILES--0.3%
               24,600 VF Corp.........................       964,566
                                                       -------------

                      AUTOMOBILES--0.8%
              121,600 General Motors Corp.............     1,264,640
               41,000 Navistar International Corp. (b)     1,312,000
                                                       -------------
                                                           2,576,640
                                                       -------------

                      BANKS--3.9%
              233,800 Bank One Corp...................     8,996,624
               47,400 Citigroup, Inc..................     1,836,750
               52,000 Wells Fargo & Co................     2,603,120
                                                       -------------
                                                          13,436,494
                                                       -------------

                      BIOTECHNOLOGY--1.9%
               92,600 Forest Laboratories, Inc. (b)...     6,556,080
                                                       -------------

                      BROADCASTING--1.2%
               57,700 Radio One, Inc. (Class D) (b)...       857,999
              137,700 USA Networks, Inc. (b)..........     3,229,065
                                                       -------------
                                                           4,087,064
                                                       -------------

                      BUILDING & CONSTRUCTION--0.4%
               19,400 American Standard Cos., Inc. (b)     1,456,940
                                                       -------------

                      BUSINESS SERVICES--1.0%
               77,900 Robert Half International, Inc..     1,815,070
               41,900 Sabre Holdings Corp.............     1,500,020
                                                       -------------
                                                           3,315,090
                                                       -------------

                      CHEMICALS--1.7%
               68,000 Air Products & Chemicals, Inc...     3,431,960
               29,700 E. I. du Pont de Nemours........     1,318,680
               53,000 Nova Chemicals Corp.............     1,194,620
                                                       -------------
                                                           5,945,260
                                                       -------------

                      COMMUNICATION SERVICES--4.7%
              205,600 AOL Time Warner, Inc............     3,024,376
              132,000 Cablevision Systems Corp........     1,248,720
              158,800 Charter Communications, Inc.....       647,904
               88,000 Cox Communications, Inc.........     2,424,400
              319,200 Liberty Media Corp..............     3,192,000
              113,600 TMP Worldwide, Inc..............     2,442,400
               23,000 The Thomson Corp................       724,960
               56,900 Viacom, Inc.....................     2,529,774
                                                       -------------
                                                          16,234,534
                                                       -------------

                                                              VALUE
           SHARES                                           (NOTE 1A)
         --------------------------------------------------------------

                    COMMUNICATIONS--3.4%
            404,100 Cisco Systems, Inc. (b).............. $   5,637,195
            241,400 Nokia Corp. (ADR)....................     3,495,472
             97,400 Qualcomm, Inc. (b)...................     2,677,526
                                                          -------------
                                                             11,810,193
                                                          -------------

                    COMPUTERS & BUSINESS EQUIPMENT--4.9%
             73,100 ASML Holding NV (ADR)................     1,105,272
             54,100 Broadcom Corp........................       948,914
             60,500 Credence Systems Corp. (b)...........     1,075,085
            101,769 Hewlett-Packard Co...................     1,555,031
             18,800 International Business Machines Corp.     1,353,600
             47,700 Lam Research Corp. (b)...............       857,646
             33,200 Linear Technology Corp...............     1,043,476
             24,200 Novellus Systems, Inc................       822,800
            170,200 PMC-Sierra, Inc......................     1,577,754
             69,300 Polycom, Inc. (b)....................       830,907
            172,400 Teradyne, Inc........................     4,051,400
             79,100 Xilinx, Inc. (b).....................     1,774,213
                                                          -------------
                                                             16,996,098
                                                          -------------

                    CONGLOMERATES--2.5%
            102,300 Cablevision Systems Corp.............       895,125
            195,400 General Electric Co..................     5,676,370
            149,700 Tyco International, Ltd..............     2,022,447
                                                          -------------
                                                              8,593,942
                                                          -------------

                    COSMETICS & TOILETRIES--0.4%
             39,500 The Estee Lauder Cos., Inc...........     1,390,400
                                                          -------------

                    DOMESTIC OIL--5.4%
            172,800 ExxonMobil Corp......................     7,070,976
            112,500 Royal Dutch Petroleum Co.............     6,217,875
             33,600 Schlumberger, Ltd....................     1,562,400
            104,300 Unocal Corp..........................     3,852,842
                                                          -------------
                                                             18,704,093
                                                          -------------

                    DRUGS & HEALTH CARE--14.7%
             90,800 Allergan, Inc........................     6,060,900
            286,200 Applera Corp. (b)....................     5,578,038
            298,600 AstraZeneca, Plc.....................    12,242,600
             76,900 Becton Dickinson & Co................     2,649,205
             37,100 Eli Lilly & Co.......................     2,092,440
            163,600 Guidant Corp. (b)....................     4,945,628
             45,900 Lincare Holdings, Inc. (b)...........     1,482,570
             78,100 Medtronic, Inc.......................     3,346,585
            320,100 Pfizer, Inc..........................    11,203,500
             86,300 Quintiles Transnational Corp. (b)....     1,077,887
                                                          -------------
                                                             50,679,353
                                                          -------------

                    ELECTRIC UTILITIES--0.5%
            320,000 AES Corp. (b)........................     1,734,400
                                                          -------------

                See accompanying notes to financial statements.

                                    NEZF-63

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
   SHARES                                                        (NOTE 1A)
   -------------------------------------------------------------------------

           ELECTRICAL EQUIPMENT--0.7%
    43,000 Emerson Electric Co................................ $   2,300,930
                                                               -------------

           ELECTRONICS--6.3%
   135,400 Agilent Technologies, Inc. (b).....................     3,202,210
   486,900 Applied Materials, Inc. (b)........................     9,260,838
   222,100 Applied Micro Circuits Corp........................     1,050,533
    69,900 Intel Corp.........................................     1,277,073
   138,200 KLA-Tencor Corp. (b)...............................     6,079,418
    34,300 Konnklijke Philips Electronics NV (ADR)............       946,680
                                                               -------------
                                                                  21,816,752
                                                               -------------

           FEDERAL AGENCIES--0.4%
    19,600 Federal National Mortgage Association..............     1,445,500
                                                               -------------

           FINANCIAL SERVICES--8.7%
    63,100 Americredit Corp. (b)..............................     1,769,955
    23,900 Hartford Financial Services Group, Inc.............     1,421,333
    59,500 Household International, Inc.......................     2,957,150
   127,100 SLM Corp...........................................    12,315,990
   307,300 Washington Mutual, Inc.............................    11,403,903
                                                               -------------
                                                                  29,868,331
                                                               -------------

           FOOD & BEVERAGES--5.1%
    64,000 Anheuser Busch Cos., Inc...........................     3,200,000
   155,300 Campbell Soup Co...................................     4,295,598
    37,100 General Mills, Inc.................................     1,635,368
    87,500 H.J. Heinz Co......................................     3,596,250
    24,700 Kellogg Co.........................................       885,742
    32,800 Kraft Foods, Inc...................................     1,343,160
    56,600 PepsiCo, Inc.......................................     2,728,120
                                                               -------------
                                                                  17,684,238
                                                               -------------

           GAS & OIL EXPLORATION--0.9%
    73,700 Weatherford International, Ltd.....................     3,183,840
                                                               -------------

           GAS & PIPELINE UTILITIES--1.8%
    59,900 El Paso Corp.......................................     1,234,539
    67,000 Kinder Morgan Management, L.L.C....................     2,043,500
    56,100 NiSource, Inc......................................     1,224,663
   293,300 The Williams Cos., Inc.............................     1,756,867
                                                               -------------
                                                                   6,259,569
                                                               -------------

           HOTELS & RESTAURANTS--0.7%
    47,200 McDonald's Corp....................................     1,342,840
    32,400 Starwood Hotels & Resorts Worldwide, Inc. (Class B)     1,065,636
                                                               -------------
                                                                   2,408,476
                                                               -------------

           INDUSTRIAL MACHINERY--1.7%
    43,800 Dover Corp.........................................     1,533,000
    39,500 Illinois Tool Works, Inc...........................     2,697,850
    36,800 Ingersoll Rand Co., Ltd............................     1,680,288
                                                               -------------
                                                                   5,911,138
                                                               -------------

                                                          VALUE
             SHARES                                     (NOTE 1A)
             ------------------------------------------------------

                     INSURANCE--3.7%
                  65 Berkshire Hathaway, Inc......... $   4,342,000
              52,100 Cincinnati Financial Corp.......     2,424,213
              53,000 The PMI Group, Inc..............     2,024,600
              48,700 Xl Capital, Ltd.................     4,124,890
                                                      -------------
                                                         12,915,703
                                                      -------------

                     INTERNET--0.6%
             120,300 Checkfree Corp. (b).............     1,881,492
                                                      -------------

                     INVESTMENT BROKERAGE--2.5%
              12,600 Goldman Sachs Group, Inc........       924,210
             226,800 J.P. Morgan Chase & Co..........     7,693,056
                                                      -------------
                                                          8,617,266
                                                      -------------

                     LEISURE--1.3%
              92,000 Carnival Corp...................     2,547,480
              63,000 Hasbro, Inc.....................       854,280
              56,400 The Walt Disney Co..............     1,065,960
                                                      -------------
                                                          4,467,720
                                                      -------------

                     MINING--0.0%
               5,400 Newmont Mining Corp.............       142,182
                                                      -------------

                     PETROLEUM SERVICES--2.1%
              40,000 BJ Services Co..................     1,355,200
             136,800 Baker Hughes, Inc...............     4,554,072
              40,300 Transocean Sedco Forex, Inc.....     1,255,345
                                                      -------------
                                                          7,164,617
                                                      -------------

                     PUBLISHING--0.3%
              17,100 Knight Ridder, Inc..............     1,076,445
                                                      -------------

                     RETAIL--4.2%
             102,100 Autonation, Inc.................     1,480,450
              25,900 eBay, Inc. (b)..................     1,595,958
             172,800 Lowe's Cos., Inc................     7,845,120
              58,900 Radioshack Corp.................     1,770,534
              32,900 Wal-Mart Stores, Inc............     1,809,829
                                                      -------------
                                                         14,501,891
                                                      -------------

                     SEMICONDUCTORS--0.6%
             156,700 Altera Corp.....................     2,131,120
                                                      -------------

                     SOFTWARE--2.4%
              70,000 Amdocs, Ltd. (b)................       528,500
              79,700 Cadence Design Systems, Inc. (b)     1,284,764
              85,900 Microsoft Corp. (b).............     4,698,730
              17,400 VERITAS Software Corp. (b)......       344,346
             180,500 VeriSign, Inc. (b)..............     1,297,795
                                                      -------------
                                                          8,154,135
                                                      -------------

                See accompanying notes to financial statements.

                                    NEZF-64

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--2.2%


                                                   VALUE
  SHARES                                         (NOTE 1A)
------------------------------------------------------------

           TELEPHONE--2.1%
   159,500 AT&T Corp........................... $  1,706,650
   258,100 Sprint Corp. (FON Group)............    2,738,441
   659,500 Sprint Corp. (PCS Group) (b)........    2,947,965
                                                ------------
                                                   7,393,056
                                                ------------

           TOBACCO--0.6%
    46,900 Philip Morris Cos., Inc.............    2,048,592
                                                ------------
           Total Common Stocks
            (Identified Cost $383,791,299).....  331,910,928
                                                ------------
CONVERTIBLE BONDS--0.9%
   FACE
  AMOUNT
------------------------------------------------------------

           MINING--0.2%
$  412,000 Freeport McMoran Copper & Gold, Inc.
            8.250%, 01/31/06...................      618,515
                                                ------------

           RETAIL--0.7%
 3,768,000 Amazon.com, Inc. 4.750%, 02/01/09...    2,435,635
                                                ------------
           Total Convertible Bonds
            (Identified Cost $3,139,129).......    3,054,150
                                                ------------
PREFERRED STOCKS--0.7%
  SHARES
------------------------------------------------------------

           AUTOMOBILES--0.7%
    43,200 Ford Motor Co. Capital Trust II.....    2,430,000
                                                ------------
           Total Preferred Stocks
            (Identified Cost $2,482,129).......    2,430,000
                                                ------------

   FACE                                                     VALUE
  AMOUNT                                                  (NOTE 1A)
---------------------------------------------------------------------

           REPURCHASE AGREEMENT--2.2%
$7,640,000 State Street Corp. Repurchase Agreement dated
            06/28/02 at 0.850% to be repurchased at
            $7,640,541 on 07/01/02, collateralized by
            $6,425,000 U.S. Treasury Note 7.500% due
            11/15/16 with a value of $7,794,720......... $  7,640,000
                                                         ------------
           Total Short Term Investments
            (Identified Cost $7,640,000)................    7,640,000
                                                         ------------
           Total Investments--100.0%
            (Identified Cost $397,052,557) (a)..........  345,035,078
           Other assets less liabilities................       89,295
                                                         ------------
           TOTAL NET ASSETS--100%....................... $345,124,373
                                                         ============

(a) Federal Tax Information
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $397,052,557 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $  2,309,343
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (54,326,822)
                                                               ------------
   Net unrealized depreciation................................ $(52,017,479)
                                                               ============

(b) Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian
     Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-65

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN US EQUITY SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value........................            $345,035,078
      Cash........................................                     749
      Receivable for:
       Securities sold............................               2,567,171
       Fund shares sold...........................                 127,325
       Dividends and interest.....................                 398,151
                                                              ------------
        Total Assets..............................             348,128,474
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  148,720
       Securities purchased.......................  2,596,848
      Accrued expenses:
       Management fees............................    201,738
       Service and distribution fees..............        219
       Other expenses.............................     56,576
                                                   ----------
        Total Liabilities.........................               3,004,101
                                                              ------------
    NET ASSETS....................................            $345,124,373
                                                              ============
      Net assets consist of:
       Capital paid in............................            $399,672,449
       Undistributed net investment income........                 669,234
       Accumulated net realized gains (losses)....              (3,199,831)
       Unrealized appreciation (depreciation) on
        investments...............................             (52,017,479)
                                                              ------------
    NET ASSETS....................................            $345,124,373
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($343,438,610 divided by 39,710,984
     shares of beneficial interest)...............            $       8.65
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($1,685,763 divided by 194,898 shares of
     beneficial interest).........................            $       8.65
                                                              ============
    Identified cost of investments................            $397,052,557
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................            $    819,522(b)
       Interest................................                 125,793
                                                           ------------
                                                                945,315
     EXPENSES
       Management fees......................... $ 431,858
       Service and distribution fees--Class B..       251
       Custodian...............................    15,556
       Audit and tax services..................    10,725
       Legal...................................     4,100
       Printing................................    25,695
       Miscellaneous...........................       500
                                                ---------
       Total expenses before reductions........   488,685
       Expense reductions......................  (212,604)      276,081
                                                ---------  ------------
     NET INVESTMENT INCOME.....................                 669,234
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (3,199,831)
     Unrealized appreciation (depreciation) on:
       Investments--net........................             (52,017,479)
                                                           ------------
     Net gain (loss)                                        (55,217,310)
                                                           ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................            $(54,548,076)
                                                           ============

(a) Commencement of operations.
(b) Net of foreign taxes of $16,565

                See accompanying notes to financial statements.

                                    NEZF-66

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN US EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                     JUNE 30, 2002
                                                                     --------------
FROM OPERATIONS
  Net investment income.............................................  $    669,234
  Net realized gain (loss)..........................................    (3,199,831)
  Unrealized appreciation (depreciation)............................   (52,017,479)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (54,548,076)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   399,672,449
                                                                      ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   345,124,373

NET ASSETS
  Beginning of the period...........................................             0
                                                                      ------------
  End of the period.................................................  $345,124,373
                                                                      ============
UNDISTRIBUTED (OVER DISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................  $    669,234
                                                                      ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                    MAY 1, 2002(A)
                                                                        THROUGH
                                                                     JUNE 30, 2002
                                                               ------------------------
                                                                 SHARES          $
                                                               ----------  ------------
CLASS A
  Sales....................................................... 40,884,352  $408,818,883
  Redemptions................................................. (1,173,368)  (10,951,816)
                                                               ----------  ------------
  Net increase (decrease)..................................... 39,710,984  $397,867,067
                                                               ==========  ============
CLASS B
  Sales.......................................................    194,913  $  1,805,511
  Redemptions.................................................        (15)         (129)
                                                               ----------  ------------
  Net increase (decrease).....................................    194,898     1,805,382
                                                               ==========  ============
  Increase (decrease) derived from capital share transactions. 39,905,882  $399,672,449
                                                               ==========  ============

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    NEZF-67

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN US EQUITY SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                         CLASS A         CLASS B
                                                                                      --------------  --------------
                                                                                      MAY 1, 2002(A)  MAY 1, 2002(A)
                                                                                         THROUGH         THROUGH
                                                                                      JUNE 30, 2002   JUNE 30, 2002
                                                                                      --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................................    $  10.00         $10.00
                                                                                         --------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...............................................................        0.02           0.02
 Net realized and unrealized gain (loss) on investments..............................       (1.37)         (1.37)
                                                                                         --------         ------
 Total from investment operations....................................................       (1.35)         (1.35)
                                                                                         --------         ------
NET ASSET VALUE, END OF PERIOD.......................................................    $   8.65         $ 8.65
                                                                                         ========         ======
TOTAL RETURN (%).....................................................................       (13.5)(b)      (13.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)......        0.77 (c)       1.02 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)...        0.44 (c)       0.69 (c)
Ratio of net investment income to average net assets (%).............................        1.06 (c)       0.81 (c)
Portfolio turnover rate (%) on investments...........................................          32 (c)         32 (c)
Net assets, end of period (000)......................................................    $343,439         $1,685

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-68

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 GROWTH OF CAPITAL.

 INCEPTION
 DATE 10/31/94

 ASSET CLASS
 LARGE CAP
 STOCKS

    NET ASSETS
  $892.7 MILLION

     PORTFOLIO
     MANAGERS
  CHRISTOPHER C.
       DAVIS
    KENNETH C.
     FEINBERG

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Davis Venture Value Series Class A shares returned -10.0%. Its benchmark, the Standard & Poor's 500 Index(R)/10/, returned -13.2% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Large Cap Value Funds category/5/ was -8.4% for six months ended June 30, 2002. Our outperformance of the S&P 500 was attributable to strong performance among a number of high quality companies including Wells Fargo, UPS, Devon Energy, and Golden West Financial, as well as our large overweighting in financials and underweightings in technology, health care, and communication services.

PORTFOLIO ACTIVITY
The U.S. stock market, as measured by the S&P 500(R) Index, remained fairly flat during the first quarter of 2002, but experienced a decline during the second quarter. A number of factors contributed to this decline including mixed economic data, the continued threat of terrorism, and waning trust in corporate accounting practices. However, Congress and the Securities and Exchange Commission are working together and moving closer to accounting reform and an upgrade in corporate governance standards, both of which, over-time, should help reinforce investor confidence and improve the quality of reported corporate earnings.

The Davis Venture Value Series maintains strategic allocations to the financial, consumer staples, and capital goods sectors. These allocations are based on our top-down analysis of long-term, measurable trends. We have increased our weighting in consumer staples during the past six months. We believe these companies have the potential for strong and consistent cash earnings and will be positive contributors to the Series since unlike luxury items, consumers tend to buy "staples" relatively consistently through the peaks and valley of an economic cycle. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short-term.

A number of our financial positions provided strong results during the six-month period ended June 30, 2002 including Wells Fargo, Moody's, and Golden West Financial. However, fears of the potential for rising consumer credit defaults and a softening in consumer spending as a result of the economic recession contributed to the decline of top holdings including Household International and Citigroup.

Our conviction in these financial franchises remains strong and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name, and healthy financial position.

Tyco International was the largest detractor from performance during the period due to the departure of CEO, Dennis Kozlowski and on-going liquidity concerns. We will continue to monitor Tyco closely, and expect that developments relating to the search for new management will be important to any future investment decision with respect to this position.

PORTFOLIO OUTLOOK
Our Senior Research Advisor, Shelby M.C. Davis continues to expect that the U.S. market will remain in a trading range for the next several quarters. In market environments such as these, the key to generating competitive long-term results is stock selection and a disciplined approach to research. At Davis we are committed to investing in well managed, financially sound companies with long-term sustainability and growth, and building positions in these companies when the market presents us with value prices.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                         % OF TOTAL
SECURITY                                 NET ASSETS
---------------------------------------------------
AMERICAN EXPRESS CO.....................    6.8%
PHILIP MORRIS COS., INC.................    5.5
WELLS FARGO & CO........................    4.3
HOUSEHOLD INTERNATIONAL, INC............    4.1
CITIGROUP, INC..........................    3.6
UNITED PARCEL SERVICE, INC. (CLASS B)...    3.5
AMERICAN INTERNATIONAL GROUP, INC.......    3.3
BERKSHIRE HATHAWAY, INC.................    3.1
COSTCO WHOLESALE CORP...................    2.9
GOLDEN WEST FINANCIAL CORP..............    2.8

                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX

                                    [CHART]


          Davis Venture Value Series  S&P 500 Index
          --------------------------  -------------
10/31/94            $10,000             $10,000
6/95                 11,847              11,753
6/96                 14,477              14,806
6/97                 20,090              19,942
6/98                 24,926              25,953
6/99                 29,824              31,861
6/00                 32,519              34,172
6/01                 30,857              29,107
6/02                 26,582              23,875

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                DAVIS VENTURE VALUE  S&P 500
                CLASS A CLASS E/(A)/  INDEX
6 Months         -10.0%    -10.1%     -13.2%
1 Year           -13.9     -13.9      -18.0
3 Years          - 3.8        --      - 9.2
5 Years            5.8        --        3.7
Since Inception   13.6     -12.8       12.0

--------------------------------------------------------------------------------

 (a) Commenced operations February 20, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-69

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--90.6% OF TOTAL NET ASSETS


                                                    VALUE
  SHARES                                          (NOTE 1A)
-------------------------------------------------------------

           BANKS--13.8%
$  433,100 Bank One Corp........................ $ 16,665,688
   831,673 Citigroup, Inc.......................   32,227,329
   356,300 Golden West Financial Corp...........   24,506,314
   280,900 Lloyds TSB Group, Plc................   11,250,045
   766,500 Wells Fargo & Co.....................   38,370,990
                                                 ------------
                                                  123,020,366
                                                 ------------

           BUILDING & CONSTRUCTION--1.9%
    45,700 American Standard Cos., Inc. (b).....    3,432,070
   492,400 Masco Corp...........................   13,348,964
                                                 ------------
                                                   16,781,034
                                                 ------------

           BUSINESS SERVICES--5.1%
   234,900 Dun & Bradstreet Corp. (b)...........    7,763,445
   185,700 IMS Health, Inc......................    3,333,315
   503,000 United Parcel Service, Inc. (Class B)   31,060,250
    84,200 WPP Group, Plc. (ADR)................    3,711,620
                                                 ------------
                                                   45,868,630
                                                 ------------

           CHEMICALS--1.0%
   208,800 Vulcan Materials Co..................    9,145,440
                                                 ------------

           COMPUTERS & BUSINESS EQUIPMENT--2.4%
   296,600 Lexmark International, Inc. (b)......   16,135,040
   805,300 Tellabs, Inc. (b)....................    4,992,860
                                                 ------------
                                                   21,127,900
                                                 ------------

           CONGLOMERATES--3.9%
   146,700 3M Co................................   18,044,100
 1,235,389 Tyco International, Ltd..............   16,690,105
                                                 ------------
                                                   34,734,205
                                                 ------------

           CONSTRUCTION MATERIALS--0.9%
   192,900 Martin Marietta Materials, Inc.......    7,523,100
                                                 ------------

           CONTAINERS & GLASS--2.3%
   504,300 Sealed Air Corp......................   20,308,161
                                                 ------------

           DOMESTIC OIL--5.7%
    75,700 Conoco, Inc..........................    2,104,460
   351,658 Devon Energy Corp....................   17,329,706
   261,600 EOG Resources, Inc...................   10,385,520
   350,400 Phillips Petroleum Co................   20,631,552
                                                 ------------
                                                   50,451,238
                                                 ------------

           DRUGS & HEALTH CARE--4.6%
   281,100 Bristol-Myers Squibb Co..............    7,224,270
   283,900 Eli Lilly & Co.......................   16,011,960
   262,100 Merck & Co., Inc.....................   13,272,744
   112,700 Pharmacia Corp.......................    4,220,615
                                                 ------------
                                                   40,729,589
                                                 ------------

                                                              VALUE
  SHARES                                                    (NOTE 1A)
-----------------------------------------------------------------------

           ELECTRONICS--0.3%
$1,971,200 Agere Systems, Inc............................. $  2,759,680
                                                           ------------

           FINANCIAL SERVICES--13.4%
 1,672,600 American Express Co............................   60,748,832
   739,400 Household International, Inc...................   36,748,180
   256,600 Moody's Corp...................................   12,765,850
   298,000 Providian Financial Corp.......................    1,752,240
    66,800 State Street Corp..............................    2,985,960
   249,200 Stilwell Financial, Inc........................    4,535,440
                                                           ------------
                                                            119,536,502
                                                           ------------

           FOOD & BEVERAGES--3.2%
   311,800 Diageo, Plc....................................   16,104,470
    76,700 Hershey Foods Corp.............................    4,793,750
   194,100 Kraft Foods, Inc...............................    7,948,395
                                                           ------------
                                                             28,846,615
                                                           ------------

           GAS & PIPELINE UTILITIES--0.8%
   195,000 Kinder Morgan, Inc.............................    7,413,900
                                                           ------------

           HOTELS & RESTAURANTS--0.8%
   190,500 Marriott International, Inc....................    7,248,525
                                                           ------------

           INDUSTRIAL MACHINERY--1.1%
   278,300 Dover Corp.....................................    9,740,500
                                                           ------------

           INSURANCE--14.9%
   432,307 American International Group, Inc..............   29,496,307
   395,800 Aon Corp.......................................   11,668,184
       413 Berkshire Hathaway, Inc........................   27,588,400
        27 Berkshire Hathaway, Inc. (Class B) (b).........       60,318
    26,600 Everest Reinsurance Group, Ltd.................    1,488,270
   230,700 Loews Corp.....................................   12,224,793
     3,600 Markel Corp. (b)...............................      709,200
   306,200 Progressive Corp...............................   17,713,670
    71,800 Sun Life Financial Services of Canada, Inc. (b)    1,569,548
    77,300 The Chubb Corp.................................    5,472,840
   112,900 The Principal Financial Group, Inc.............    3,499,900
   234,325 Transatlantic Holdings, Inc....................   18,746,000
   116,731 UnumProvident Corp.............................    2,970,804
                                                           ------------
                                                            133,208,234
                                                           ------------

           INVESTMENT BROKERAGE--1.4%
   295,410 Morgan Stanley Dean Witter & Co................   12,726,263
                                                           ------------

           PUBLISHING--0.7%
    79,900 Gannett, Inc...................................    6,064,410
                                                           ------------

           REAL ESTATE INVESTMENT TRUST--0.7%
    17,000 CenterPoint Properties Corp....................      986,170
   109,400 General Growth Properties, Inc.................    5,579,400
                                                           ------------
                                                              6,565,570
                                                           ------------

                See accompanying notes to financial statements.

                                    NEZF-70

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--9.6%


                                                           VALUE
            SHARES                                       (NOTE 1A)
           ---------------------------------------------------------

                     RETAIL--5.7%
              92,500 Albertson's, Inc.................. $  2,817,550
             662,300 Costco Wholesale Corp. (b)........   25,578,026
              88,200 J.C. Penney Co., Inc..............    1,942,164
             256,000 Radioshack Corp...................    7,695,360
             437,300 Safeway, Inc. (b).................   12,764,787
                                                        ------------
                                                          50,797,887
                                                        ------------

                     SOFTWARE--0.5%
             265,100 BMC Software, Inc. (b)............    4,400,660
                                                        ------------

                     TOBACCO--5.5%
           1,132,400 Philip Morris Cos., Inc...........   49,463,232
                                                        ------------
                     Total Common Stocks
                      (Identified Cost $821,286,290)...  808,461,641
                                                        ------------
           PREFERRED STOCKS--0.3%

                     REAL ESTATE INVESTMENT TRUST--0.3%
              85,000 General Growth Properties, Inc....    2,711,500
                                                        ------------
                     Total Preferred Stocks
                      (Identified Cost $2,105,060).....    2,711,500
                                                        ------------

          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
       ------------------------------------------------------------------

                   REPURCHASE AGREEMENT--9.6%
       $85,854,000 State Street Corp. Repurchase Agreement
                    dated 06/28/02 at 1.900% to be
                    repurchased at $85,867,594 on
                    07/01/02, collateralized by $90,240,000
                    Federal Home Loan Mortgage Corp.
                    6.000% due 02/01/32 with a value of
                    $88,435,200............................ $ 85,854,000
                                                            ------------
                   Total Short Term Investments
                    (Identified Cost $85,854,000)..........   85,854,000
                                                            ------------
                   Total Investments--100.5%
                    (Identified Cost $909,245,350) (a).....  897,027,141
                   Other assets less liabilities...........   (4,310,214)
                                                            ------------

                   TOTAL NET ASSETS--100%                   $892,716,927
                                                            ============

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $909,245,350 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $ 111,693,748
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (123,911,957)
                                                              -------------
    Net unrealized depreciation.............................. $ (12,218,209)
                                                              =============

(b)Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-71

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value........................            $897,027,141
      Cash........................................                   1,253
      Receivable for:
       Securities sold............................               2,257,051
       Fund shares sold...........................               2,178,076
       Dividends and interest.....................               1,150,021
                                                              ------------
        Total Assets..............................             902,613,542
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $2,071,911
       Securities purchased.......................  6,980,928
       Withholding taxes..........................      2,866
      Accrued expenses:
       Management fees............................    568,682
       Service and distribution fees..............     13,235
       Deferred trustees fees.....................     22,309
       Other expenses.............................    236,684
                                                   ----------
        Total Liabilities.........................               9,896,615
                                                              ------------
    NET ASSETS....................................            $892,716,927
                                                              ============
      Net assets consist of:
       Capital paid in............................            $955,142,202
       Undistributed net investment income........               3,012,999
       Accumulated net realized gains (losses)....             (53,220,244)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........             (12,218,030)
                                                              ------------
    NET ASSETS....................................            $892,716,927
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($781,485,437 divided by 37,323,489
     shares of beneficial interest)...............            $      20.94
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($111,231,490 divided by 5,325,354
     shares of beneficial interest)...............            $      20.89
                                                              ============
    Identified cost of investments................            $909,245,350
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

   INVESTMENT INCOME
     Dividends...............................               $  5,854,993 (a)
     Interest................................                     742,594
                                                            -------------
                                                                6,597,587
   EXPENSES
     Management fees......................... $  3,463,405
     Service and distribution fees--Class E..       57,275
     Trustees fees and expenses..............       18,313
     Custodian...............................       65,712
     Audit and tax services..................       10,725
     Legal...................................        4,443
     Printing................................      134,153
     Insurance...............................        8,734
     Miscellaneous...........................        6,459
                                              ------------
     Total expenses before reductions........    3,769,219
     Expense reductions......................      (88,656)     3,680,563
                                              ------------  -------------
   NET INVESTMENT INCOME.....................                   2,917,024
                                                            -------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................                 (22,964,583)
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (78,406,751)
     Foreign currency transactions--net......          179    (78,406,572)
                                              ------------  -------------
   Net gain (loss)...........................                (101,371,155)
                                                            -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $ (98,454,131)
                                                            =============

(a) Net of foreign taxes of $60,601

                See accompanying notes to financial statements.

                                    NEZF-72

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                               SIX MONTHS
                                                                 ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                                  2002           2001
                                                              ------------  -------------
FROM OPERATIONS
 Net investment income....................................... $  2,917,024  $   4,818,654
 Net realized gain (loss)....................................  (22,964,583)   (30,043,068)
 Unrealized appreciation (depreciation)......................  (78,406,572)   (81,342,829)
                                                              ------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  (98,454,131)  (106,567,243)
                                                              ------------  -------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..................................................   (4,323,972)    (4,925,170)
    Class E..................................................     (420,206)             0
                                                              ------------  -------------
                                                                (4,744,178)    (4,925,170)
                                                              ------------  -------------
   Net realized gain
    Class A..................................................            0    (87,810,603)
                                                              ------------  -------------
 TOTAL DISTRIBUTIONS.........................................   (4,744,178)   (92,735,773)
                                                              ------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS..............................................   75,153,403    194,799,733
                                                              ------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.....................  (28,044,906)    (4,503,283)

NET ASSETS
 Beginning of the period.....................................  920,761,833    925,265,116
                                                              ------------  -------------
 End of the period........................................... $892,716,927  $ 920,761,833
                                                              ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period........................................... $  3,012,999  $   4,840,153
                                                              ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                    SIX MONTHS ENDED              YEAR ENDED
                                                                     JUNE 30, 2002            DECEMBER 31, 2001
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
 Sales........................................................  4,696,568  $ 106,631,287  12,089,184  $ 294,392,390
 Reinvestments................................................    184,628      4,323,972   3,540,882     92,735,773
 Redemptions.................................................. (5,118,227)  (115,465,202) (9,753,132)  (233,266,050)
                                                               ----------  -------------  ----------  -------------
 Net increase (decrease)......................................   (237,031) $  (4,509,943)  5,876,934  $ 153,862,113
                                                               ==========  =============  ==========  =============
CLASS E
 Sales........................................................  3,547,466  $  80,261,216   1,823,740  $  41,380,191
 Reinvestments................................................     17,981        420,206           0              0
 Redemptions..................................................    (44,500)    (1,018,076)    (19,333)      (442,571)
                                                               ----------  -------------  ----------  -------------
 Net increase (decrease)......................................  3,520,947  $  79,663,346   1,804,407  $  40,937,620
                                                               ==========  =============  ==========  =============
 Increase (decrease) derived from capital share transactions..  3,283,916  $  75,153,403   7,681,341  $ 194,799,733
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    NEZF-73

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                          CLASS A
                                                               -------------------------------------------------------------
                                                                SIX MONTHS
                                                                  ENDED                  YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,    -----------------------------------------------
                                                                   2002        2001      2000     1999      1998      1997
                                                               ----------    --------  -------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $  23.39     $  29.20  $  26.67 $  23.15  $  20.80  $  16.09
                                                                --------     --------  -------- --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income........................................      0.07         0.12      0.16     0.12      0.16      0.18
 Net realized and unrealized gain (loss) on investments.......     (2.40)       (3.07)     2.37     3.93      2.84      5.20
                                                                --------     --------  -------- --------  --------  --------
 Total from investment operations.............................     (2.33)       (2.95)     2.53     4.05      3.00      5.38
                                                                --------     --------  -------- --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.....................     (0.12)       (0.15)     0.00    (0.12)    (0.16)    (0.14)
 Distributions from net realized capital gains................      0.00        (2.71)     0.00    (0.32)    (0.49)    (0.53)
 Distributions in excess of net realized capital gains........      0.00         0.00      0.00    (0.09)     0.00      0.00
                                                                --------     --------  -------- --------  --------  --------
 Total distributions..........................................     (0.12)       (2.86)     0.00    (0.53)    (0.65)    (0.67)
                                                                --------     --------  -------- --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................  $  20.94     $  23.39  $  29.20 $  26.67  $  23.15  $  20.80
                                                                ========     ========  ======== ========  ========  ========
TOTAL RETURN (%)..............................................     (10.0)(b)    (11.1)      9.5     17.5      14.4      33.5
Ratio of operating expenses to average net assets before
 expense reductions (%).......................................      0.80 (c)     0.83      0.79     0.81      0.83      0.90
Ratio of operating expenses to average net assets after
 expense reductions (%) (d)...................................      0.78 (c)     0.82      0.79       --        --        --
Ratio of net investment income to average net assets (%)......      0.64 (c)     0.55      0.62     0.55      0.82      0.94
Portfolio turnover rate (%)...................................        28 (c)       21        25       22        25        17
Net assets, end of period (000)...............................  $781,485     $878,630  $925,265 $655,599  $440,351  $280,448
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 would have been (%)..........................................        --           --        --       --        --      0.90

                                                                                    CLASS E
                                                                       ------------------------------
                                                                        SIX MONTHS   FEBRUARY 20, 2001(A)
                                                                          ENDED            THROUGH
                                                                         JUNE 30,        DECEMBER 31,
                                                                           2002              2001
                                                                       ----------    --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $  23.35           $ 25.29
                                                                        --------           -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.06              0.02
 Net realized and unrealized gain (loss) on investments...............     (2.41)            (1.96)
                                                                        --------           -------
 Total from investment operations.....................................     (2.35)            (1.94)
                                                                        --------           -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.11)             0.00
                                                                        --------           -------
 Total distributions..................................................     (0.11)             0.00
                                                                        --------           -------
NET ASSET VALUE, END OF PERIOD........................................  $  20.89           $ 23.35
                                                                        ========           =======
TOTAL RETURN (%)......................................................     (10.1)(b)          (7.7)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................      0.95 (c)          0.98 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................      0.93 (c)          0.97 (c)
Ratio of net investment income to average net assets (%)..............      0.49 (c)          0.47 (c)
Portfolio turnover rate (%)...........................................        28 (c)            21 (c)
Net assets, end of period (000).......................................  $111,232           $42,132

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-74

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES (FORMERLY WESTPEAK GROWTH AND INCOME SERIES)

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  4/30/93

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
 $624.1 MILLION

    PORTFOLIO
     MANAGER
ROBERT MACDONALD
    FIDELITY
 MANAGEMENT AND
    RESEARCH
    COMPANY

PERFORMANCE AT-A-GLANCE
On May 1, 2002, Fidelity Management and Research Company assumed portfolio management for this Series. Prior to that time, the Series was known as the Westpeak Growth and Income Series and was managed by Westpeak Global Advisers. The performance shown on this page, unless otherwise noted, included periods both before and after this change.

For the six months ended June 30, 2002, the FI Structured Equity Series Class A shares returned -9.2%; its benchmark, the Standard & Poor's 500 Stock Index(R),/10/ which returned -13.2% for the same time period. The average return of the Series' peer group, the Lipper Variable Insurance Products Large Cap Core Fund category,/5/ was -13.8% for the six months ended, June 30, 2002. From May 1, 2002, the Series returned -6.0% compared to -7.8% return of the Standard & Poors 500 Stock Index(R).

PORTFOLIO ACTIVITY
Stock market headlines during the second quarter were dominated by accounting scandals and the dubious behavior of corporate executives. The steady stream of dour corporate governance news precipitated a crisis of investor confidence in the U.S. equities market, and stocks suffered steep, broad-based declines. While second quarter economic data pointed to a continuing recovery, an unexpectedly large drop in consumer confidence and continued weak business spending sparked anxieties that the rebound would be less robust than previously anticipated. Against this background, the Russell 1000(R) Value Index returned -8.52% for the quarter. In this dreary environment, growth stocks again trailed the broader market with the technology sector experiencing double-digit losses. The utilities sector was plagued by accounting scandals since several companies admitted to engaging in "round trip" energy trades--simultaneous purchase and sale transactions that essentially served to inflate revenues without improving the overall performance of the business.

PORTFOLIO OUTLOOK
The Series' strategy remains focused on seeking out investment opportunities among companies whose earnings are less likely to disappoint. Emphasis is paid to companies where earnings are likely to exceed analyst expectations. The Series will continue to be style and sector neutral with value added expected to be driven almost entirely by individual stock selection. And at the margin, we are looking at individual situations that are linked to the improvement of the overall economy.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                         % OF TOTAL
SECURITY                                 NET ASSETS
---------------------------------------------------
EXXONMOBIL..............................    4.4%
CITIGROUP, INC..........................    3.8
BANK OF AMERICA CORP....................    3.1
CHEVRONTEXACO CORP......................    2.8
VERIZON COMMUNICATIONS..................    2.5
AMERICAN INTERNATIONAL GROUP, INC.......    2.3
BANK ONE CORP...........................    1.9
WELLS FARGO & CORP......................    1.9
FEDERAL NATIONAL MORTGAGE ASSOCIATION...    1.8
BELLSOUTH CORP..........................    1.7

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

         FI Structured Equity Series  S&P 500 Index
         ---------------------------  -------------
4/30/93             $10,000              $10,000
6/93                 10,437               10,297
6/94                 10,777               10,441
6/95                 13,628               13,159
6/96                 16,160               16,578
6/97                 21,755               22,327
6/98                 28,891               29,058
6/99                 33,428               35,672
6/00                 32,002               38,260
6/01                 29,353               32,589
6/02                 24,543               26,731

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                FI STRUCTURED EQUITY
                ---------------------S&P 500
                CLASS A CLASS E/(A)/  INDEX
6 Months         - 9.2%    - 9.2%     -13.2%
1 year           -16.4     -16.4      -18.0
3 Years          - 9.8        --      - 9.2
5 Years            2.4        --        3.7
Since Inception   10.3     -17.4       11.3

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-75

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--99.2% OF TOTAL NET ASSETS


                                                                 VALUE
     SHARES                                                    (NOTE 1A)
     ---------------------------------------------------------------------

             AEROSPACE & DEFENSE--3.2%
     133,500 Lockheed Martin Corp............................ $  9,278,250
      56,600 Northrop Grumman Corp...........................    7,075,000
      49,600 The Boeing Co...................................    2,232,000
      23,300 United Technologies Corp........................    1,582,070
                                                              ------------
                                                                20,167,320
                                                              ------------

             AIR TRAVEL--1.2%
     199,800 AMR Corp. (b)...................................    3,368,628
      67,800 Continental Airlines, Inc. (Class B)............    1,069,884
      92,700 Delta Air Lines, Inc............................    1,854,000
      31,400 Southwest Airlines Co...........................      507,424
      43,500 UAL Corp........................................      497,640
                                                              ------------
                                                                 7,297,576
                                                              ------------

             ALUMINUM--1.0%
      74,800 Alcan Aluminum, Ltd. (ADR)......................    2,806,496
      96,200 Alcoa, Inc......................................    3,189,030
                                                              ------------
                                                                 5,995,526
                                                              ------------

             APPAREL & TEXTILES--0.2%
      49,600 Tropical Sportswear International Corp..........    1,100,624
                                                              ------------

             AUTO PARTS--0.8%
      13,100 American Axle & Manufacturing Holdings, Inc. (b)      389,594
     161,800 Snap-On, Inc....................................    4,803,842
                                                              ------------
                                                                 5,193,436
                                                              ------------

             AUTOMOBILES--0.9%
      72,800 General Motors Corp.............................    3,891,160
      56,600 Navistar International Corp. (b)................    1,811,200
                                                              ------------
                                                                 5,702,360
                                                              ------------

             BANKS--15.7%
     314,600 Bank One Corp...................................   12,105,808
     275,500 Bank of America Corp............................   19,384,180
     617,966 Citigroup, Inc..................................   23,946,183
      21,500 Commerce Bancorp, Inc. (b)......................      950,300
      81,000 Fifth Third Bancorp.............................    5,398,650
     178,700 FleetBoston Financial Corp......................    5,780,945
     207,300 Huntington Bancshares, Inc......................    4,025,766
       8,100 Mellon Financial Corp...........................      254,583
     267,000 Sovereign Bancorp, Inc..........................    3,991,650
      41,000 UnionBanCal Corp................................    1,920,850
     225,600 Wachovia Corp...................................    8,613,408
     235,300 Wells Fargo & Co................................   11,779,118
                                                              ------------
                                                                98,151,441
                                                              ------------

             BROADCASTING--0.8%
     230,600 Fox Entertainment Group, Inc....................    5,015,550
                                                              ------------

             BUILDING & CONSTRUCTION--1.6%
       9,100 American Standard Cos., Inc. (b)................      683,410
      68,800 Centex Corp.....................................    3,975,952

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 BUILDING & CONSTRUCTION--(CONTINUED)
           8,100 Fluor Corp.............................. $    315,495
          59,700 Masco Corp..............................    1,618,467
          33,400 Pulte Corp..............................    1,919,832
          46,500 York International Corp.................    1,571,235
                                                          ------------
                                                            10,084,391
                                                          ------------

                 BUSINESS SERVICES--1.9%
          48,500 Allied Waste Industries, Inc............      465,600
         110,200 Avery Dennison Corp.....................    6,915,050
          43,500 Exult, Inc..............................      282,750
          63,700 Paychex, Inc............................    1,993,173
         125,400 Republic Services, Inc..................    2,391,378
                                                          ------------
                                                            12,047,951
                                                          ------------

                 CHEMICALS--3.0%
          33,400 Cytec Industries, Inc. (b)..............    1,050,096
          31,900 Engelhard Corp..........................      903,408
          23,300 Georgia Gulf Corp.......................      616,052
         338,800 Lyondell Chemical Co....................    5,115,880
         354,000 Millennium Chemicals, Inc...............    4,973,700
         106,200 Praxair, Inc............................    6,050,214
                                                          ------------
                                                            18,709,350
                                                          ------------

                 COMMUNICATION SERVICES--3.0%
          56,300 Clear Channel Communications, Inc. (b)..    1,802,726
         124,400 Comcast Corp. (b).......................    2,965,696
          43,500 Cox Communications, Inc.................    1,198,425
          10,100 Lamar Advertising Co....................      375,821
         162,800 Liberty Media Corp......................    1,628,000
         200,100 SBC Communications, Inc.................    6,103,050
         109,500 Viacom, Inc. (Class B) (b)..............    4,858,515
                                                          ------------
                                                            18,932,233
                                                          ------------

                 COMMUNICATIONS--0.7%
          25,300 Brocade Communications Systems, Inc. (b)      442,244
          42,000 Ensco International, Inc................    1,144,920
         210,400 Motorola, Inc...........................    3,033,968
                                                          ------------
                                                             4,621,132
                                                          ------------

                 COMPUTERS & BUSINESS EQUIPMENT--1.5%
         185,100 Apple Computer, Inc.....................    3,279,972
          60,600 First Data Corp.........................    2,254,320
          18,200 Hewlett-Packard Co......................      278,096
          59,700 Micron Technology, Inc..................    1,207,134
          65,700 NCR Corp................................    2,273,220
                                                          ------------
                                                             9,292,742
                                                          ------------

                 CONGLOMERATES--0.4%
          11,700 3M Co...................................    1,439,100
          57,700 Tyco International, Ltd.................      779,527
                                                          ------------
                                                             2,218,627
                                                          ------------

                 CONTAINERS & GLASS--1.0%
         272,100 Pactiv Corp. (b)........................    6,475,980
                                                          ------------

                See accompanying notes to financial statements.

                                    NEZF-76

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   COSMETICS & TOILETRIES--2.1%
           258,900 Gillette Co.......................... $  8,768,943
           126,400 The Estee Lauder Cos., Inc...........    4,449,280
                                                         ------------
                                                           13,218,223
                                                         ------------

                   DOMESTIC OIL--11.1%
           197,400 ChevronTexaco Corp...................   17,469,900
           257,300 Conoco, Inc..........................    7,152,940
           191,200 Equitable Resources, Inc.............    6,558,160
           674,000 ExxonMobil Corp......................   27,580,080
           163,400 Phillips Petroleum Co................    9,620,992
            32,400 Suncor Energy, Inc...................      578,664
             9,900 Valero Energy Corp...................      370,458
                                                         ------------
                                                           69,331,194
                                                         ------------

                   DRUGS & HEALTH CARE--3.3%
           138,600 Bristol-Myers Squibb Co..............    3,562,020
            74,800 HCA Healthcare Co....................    3,553,000
            14,200 McKesson Corp........................      464,340
            47,500 Merck & Co., Inc.....................    2,405,400
            88,000 Pfizer, Inc..........................    3,080,000
            60,700 Tenet Healthcare Corp. (b)...........    4,343,085
            13,100 Trigon Healthcare, Inc. (b)..........    1,317,598
            19,200 UnitedHealth Group, Inc..............    1,757,760
                                                         ------------
                                                           20,483,203
                                                         ------------

                   ELECTRIC UTILITIES--5.9%
           149,700 Ameren Corp..........................    6,438,597
           114,300 Dominion Resources, Inc..............    7,566,660
            62,700 Entergy Corp.........................    2,660,988
           243,800 FirstEnergy Corp.....................    8,138,044
           148,700 Southern Co..........................    4,074,380
           154,700 TXU Corp.............................    7,974,785
                                                         ------------
                                                           36,853,454
                                                         ------------

                   ELECTRICAL EQUIPMENT--0.5%
            11,100 SPX Corp. (b)........................    1,304,250
           102,500 Thermo Electron Corp.................    1,691,250
                                                         ------------
                                                            2,995,500
                                                         ------------

                   ELECTRONICS--0.6%
           305,500 Agere Systems, Inc...................      427,700
             8,100 Agilent Technologies, Inc. (b).......      191,565
            27,300 Arrow Electronics, Inc...............      566,475
            18,200 Intersil Corp........................      389,116
            33,400 KLA-Tencor Corp. (b).................    1,469,266
            23,300 Millipore Corp.......................      745,134
                                                         ------------
                                                            3,789,256
                                                         ------------

                   FEDERAL AGENCIES--2.5%
            73,800 Federal Home Loan Mortgage Corp......    4,516,560
           150,700 Federal National Mortgage Association   11,114,125
                                                         ------------
                                                           15,630,685
                                                         ------------

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 FINANCIAL SERVICES--2.3%
         149,700 American Express Co..................... $  5,437,104
          39,400 Hartford Financial Services Group, Inc..    2,343,118
          22,800 Household International, Inc............    1,133,160
         238,700 U.S. Bancorp............................    5,573,645
                                                          ------------
                                                            14,487,027
                                                          ------------

                 FOOD & BEVERAGES--2.7%
         114,300 Coca-Cola Co............................    6,400,800
         134,500 Kraft Foods, Inc........................    5,507,775
         101,100 PepsiCo, Inc............................    4,873,020
           1,840 The J. M. Smucker Co....................       62,799
                                                          ------------
                                                            16,844,394
                                                          ------------

                 GAS & OIL EXPLORATION--0.1%
          10,500 Weatherford International, Ltd..........      453,600
                                                          ------------

                 GAS & PIPELINE UTILITIES--1.2%
          49,600 KeySpan Corp............................    1,867,440
          87,000 Kinder Morgan, Inc......................    3,307,740
          73,800 Scana Corp..............................    2,278,206
                                                          ------------
                                                             7,453,386
                                                          ------------

                 HEALTH CARE--PRODUCTS--3.1%
         133,500 Johnson & Johnson.......................    6,976,710
          92,000 Procter & Gamble Co.....................    8,215,600
          76,900 Wyeth...................................    3,937,280
                                                          ------------
                                                            19,129,590
                                                          ------------

                 HOTELS & RESTAURANTS--1.5%
         336,800 McDonald's Corp.........................    9,581,960
                                                          ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.8%
          80,900 Black & Decker Corp.....................    3,899,380
          51,600 Fleetwood Enterprises, Inc..............      448,920
          15,200 Furniture Brands International, Inc. (b)      459,800
                                                          ------------
                                                             4,808,100
                                                          ------------

                 INDUSTRIAL MACHINERY--1.5%
          22,300 Danaher Corp............................    1,479,605
          51,600 Illinois Tool Works, Inc................    3,524,280
          20,200 Kennametal, Inc.........................      739,320
          57,700 Parker Hannifin Corp....................    2,757,483
          13,100 Pentair, Inc............................      629,848
                                                          ------------
                                                             9,130,536
                                                          ------------

                 INSURANCE--5.5%
         133,500 AFLAC, Inc..............................    4,272,000
         139,600 Allstate Corp...........................    5,162,408
          65,200 Ambac Financial Group, Inc..............    4,381,440
         209,200 American International Group, Inc.......   14,273,716
         107,700 MBIA, Inc...............................    6,088,281
                                                          ------------
                                                            34,177,845
                                                          ------------

                See accompanying notes to financial statements.

                                    NEZF-77

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                     VALUE
SHARES                                             (NOTE 1A)
--------------------------------------------------------------

        INVESTMENT BROKERAGE--3.9%
  9,100 Goldman Sachs Group, Inc................. $    667,485
228,600 J.P. Morgan Chase & Co...................    7,754,112
180,000 Merrill Lynch & Co., Inc.................    7,290,000
202,300 Morgan Stanley Dean Witter & Co..........    8,715,084
                                                  ------------
                                                    24,426,681
                                                  ------------

        INVESTMENT TRUSTS--0.2%
 20,000 Ishares Trust............................    1,044,000
                                                  ------------

        LEISURE--0.9%
133,500 Harrah's Entertainment, Inc. (b).........    5,920,725
                                                  ------------

        MEDICAL LABORATORIES--0.1%
 14,200 Abbott Laboratories......................      534,630
                                                  ------------

        MINING--0.6%
 62,700 Century Aluminum Co......................      933,603
 54,100 Freeport-McMoran Copper & Gold, Inc.
        (Class B) (b)............................      965,685
 38,400 Phelps Dodge Corp........................    1,582,080
                                                  ------------
                                                     3,481,368
                                                  ------------

        NEWSPAPERS--0.2%
 25,300 Tribune Co...............................    1,100,550
                                                  ------------

        PAPER & FOREST--1.4%
144,600 Kimberly-Clark Corp......................    8,965,200
                                                  ------------

        PETROLEUM SERVICES--0.2%
 20,200 Smith International, Inc. (b)............    1,377,438
                                                  ------------

        PUBLISHING--0.1%
 15,200 McGraw-Hill Cos., Inc....................      907,440
                                                  ------------

        RAILROADS & EQUIPMENT--0.1%
 55,600 Kansas City Southern Industries, Inc. (b)      945,200
                                                  ------------

        REAL ESTATE INVESTMENT TRUST--0.7%
 36,400 Apartment Investment & Management Co.....    1,790,880
 65,700 Equity Office Properties Trust...........    1,977,570
 24,300 Equity Residential Properties Trust......      698,625
                                                  ------------
                                                     4,467,075
                                                  ------------

        RETAIL--2.6%
 27,300 Best Buy Co., Inc. (b)...................      990,990
 21,200 CDW Computer Centers., Inc. (b)..........      992,372
 89,000 CVS Corp.................................    2,723,400
 45,500 Costco Wholesale Corp. (b)...............    1,757,210
 28,300 Home Depot, Inc..........................    1,039,459
283,200 Limited Brands...........................    6,032,160
 49,600 Saks, Inc. (b)...........................      636,864
 25,300 Sonic Automotive, Inc. (b)...............      651,475
 32,400 Target Corp..............................    1,234,440
                                                  ------------
                                                    16,058,370
                                                  ------------

                                                             VALUE
  SHARES                                                   (NOTE 1A)
----------------------------------------------------------------------

           SOFTWARE--0.5%
    51,600 Microsoft Corp. (b).......................... $  2,822,520
                                                         ------------

           TELEPHONE--5.2%
   487,700 AT&T Corp....................................    5,218,390
   343,900 BellSouth Corp...............................   10,832,850
   278,100 Qwest Communications International, Inc......      778,680
   383,400 Verizon Communications.......................   15,393,510
                                                         ------------
                                                           32,223,430
                                                         ------------

           TOBACCO--0.9%
   130,500 Philip Morris Cos., Inc......................    5,700,240
                                                         ------------
           Total Common Stocks
            (Identified Cost $656,875,975)..............  619,349,059
                                                         ------------
SHORT TERM INVESTMENTS--0.8%

   FACE
  AMOUNT
----------------------------------------------------------------------

           REPURCHASE AGREEMENT--0.8%
$4,886,000 State Street Corp. Repurchase Agreement dated
            06/28/02 at 0.850% to be repurchased at
            $4,886,346 on 07/01/02, collateralized by
            $4,825,000 U.S. Treasury Note 6.125% due
            08/31/02 with a value of $4,985,827.........    4,886,000
                                                         ------------
           Total Short Term Investments
            (Identified Cost $4,886,000)................    4,886,000
                                                         ------------
           Total Investments--100.0%
            (Identified Cost $661,761,975) (a)..........  624,235,059
           Other assets less liabilities................     (155,261)
                                                         ------------

           TOTAL NET ASSETS--100%....................... $624,079,798
                                                         ============

(a) Federal Tax Information:
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $661,761,975 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  7,466,180
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (44,993,096)
                                                               ------------
   Net unrealized depreciation................................ $(37,526,916)
                                                               ============

(b) Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-78

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value........................          $624,235,059
  Cash........................................                   266
  Receivable for:
   Fund shares sold...........................               272,804
   Dividends and interest.....................               743,563
                                                        ------------
    Total Assets..............................           625,251,692
LIABILITIES
  Payable for:
   Fund shares redeemed....................... $705,321
   Withholding taxes..........................      136
  Accrued expenses:
   Management fees............................  344,211
   Service and distribution fees..............      432
   Deferred trustees fees.....................   14,528
   Other expenses.............................  107,266
                                               --------
    Total Liabilities.........................             1,171,894
                                                        ------------
NET ASSETS....................................          $624,079,798
                                                        ============
  Net assets consist of:
   Capital paid in............................          $731,853,710
   Undistributed net investment income........             1,970,472
   Accumulated net realized gains (losses)....           (72,217,476)
   Unrealized appreciation (depreciation) on
    investments and foreign currency..........           (37,526,908)
                                                        ------------
NET ASSETS....................................          $624,079,798
                                                        ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($620,378,730 divided by 4,385,141 shares
 of beneficial interest)......................          $     141.47
                                                        ============
CLASS E
Net asset value and redemption price per share
 ($3,701,068 divided by 26,208 shares of
 beneficial interest).........................          $     141.22
                                                        ============
Identified cost of investments................          $661,761,975
                                                        ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................             $  3,352,143 (a)
  Interest................................                   75,962
                                                       ------------
                                                          3,428,105
EXPENSES
  Management fees......................... $1,369,826
  Service and distribution fees--Class E..      2,028
  Trustees fees and expenses..............      9,853
  Custodian...............................     47,654
  Audit and tax services..................     10,725
  Legal...................................        729
  Printing................................     46,706
  Insurance...............................      3,240
  Miscellaneous...........................      3,846
                                           ----------
  Total expenses before reductions........  1,494,607
  Expense reductions......................    (48,303)    1,446,304
                                           ----------  ------------
NET INVESTMENT INCOME.....................                1,981,801
                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................               (9,846,431)
Unrealized appreciation (depreciation) on:
  Investments--net........................              (42,252,535)
                                                       ------------
Net gain (loss)...........................              (52,098,966)
                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................             $(50,117,165)
                                                       ============

(a) Net of foreign taxes of $1,817

                See accompanying notes to financial statements.

                                    NEZF-79

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,981,801  $  2,028,768
  Net realized gain (loss)..........................................   (9,846,431)  (49,415,198)
  Unrealized appreciation (depreciation)............................  (42,252,535)   (5,932,994)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (50,117,165)  (53,319,424)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,383,729)   (3,087,389)
    Class E.........................................................      (15,195)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,398,924)   (3,087,389)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  375,086,714   (31,210,520)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  323,570,625   (87,617,333)

NET ASSETS
  Beginning of the period...........................................  300,509,173   388,126,506
                                                                     ------------  ------------
  End of the period................................................. $624,079,798  $300,509,173
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,970,472  $  1,387,595
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED           YEAR ENDED
                                                                    JUNE 30, 2002          DECEMBER 31, 2001
                                                               -----------------------  ----------------------
                                                                 SHARES         $        SHARES         $
                                                               ---------  ------------  --------  ------------
CLASS A
  Sales....................................................... 2,845,520  $428,183,901   369,484  $ 61,284,271
  Reinvestments...............................................     8,972     1,383,729    17,877     3,087,389
  Redemptions.................................................  (379,700)  (56,963,665) (593,373)  (97,080,897)
                                                               ---------  ------------  --------  ------------
  Net increase (decrease)..................................... 2,474,792  $372,603,965  (206,012) $(32,709,237)
                                                               =========  ============  ========  ============
CLASS E
  Sales.......................................................    16,580  $  2,502,923    13,072  $  2,016,302
  Reinvestments...............................................        99        15,195         0             0
  Redemptions.................................................      (240)      (35,369)   (3,303)     (517,585)
                                                               ---------  ------------  --------  ------------
  Net increase (decrease).....................................    16,439  $  2,482,749     9,769  $  1,498,717
                                                               =========  ============  ========  ============
  Increase (decrease) derived from capital share transactions. 2,491,231  $375,086,714  (196,243) $(31,210,520)
                                                               =========  ============  ========  ============

                See accompanying notes to financial statements.

                                    NEZF-80

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                     CLASS A
                                         --------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                   YEAR ENDED DECEMBER 31,
                                           JUNE 30,    ------------------------------------------------
                                             2002        2001      2000      1999      1998      1997
                                         ----------    --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD....  $ 156.51     $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77
                                          --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      0.48         1.06      1.16      1.78      1.30      1.37
 Net realized and unrealized gain
   (loss) on investments................    (14.76)      (26.45)   (11.28)    17.51     42.44     48.76
                                          --------     --------  --------  --------  --------  --------
 Total from investment operations.......    (14.28)      (25.39)   (10.12)    19.29     43.74     50.13
                                          --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     (0.76)       (1.49)     0.00     (1.78)    (1.31)    (1.35)
 Distributions from net realized
   capital gains........................      0.00         0.00     (4.98)   (27.36)   (14.07)   (20.57)
                                          --------     --------  --------  --------  --------  --------
 Total distributions....................     (0.76)       (1.49)    (4.98)   (29.14)   (15.38)   (21.92)
                                          --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD..........  $ 141.47     $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                          ========     ========  ========  ========  ========  ========
TOTAL RETURN (%)........................      (9.2)(b)    (13.9)     (5.2)      9.4      24.4      33.5
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................      0.73 (c)     0.78      0.73      0.74      0.78      0.82
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................      0.70 (c)     0.74      0.70        --        --        --
Ratio of net investment income to
 average net assets (%).................      0.97 (c)     0.60      0.61      0.94      0.80      0.91
Portfolio turnover rate (%).............       191 (c)      154       138       115       100        93
Net assets, end of period (000).........  $620,379     $298,982  $388,127  $417,540  $281,557  $152,738

                                                             CLASS E
                                                   -----------------------
                                                   SIX MONTHS   MAY1, 2001(A)
                                                     ENDED         THROUGH
                                                    JUNE 30,    DECEMBER 31,
                                                      2002          2001
                                                   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $156.28        $177.17
                                                    -------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.42           0.14
 Net realized and unrealized gain (loss) on
   investments....................................   (14.74)        (21.03)
                                                    -------        -------
 Total from investment operations.................   (14.32)        (20.89)
                                                    -------        -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........    (0.74)          0.00
                                                    -------        -------
 Total distributions..............................    (0.74)          0.00
                                                    -------        -------
NET ASSET VALUE, END OF PERIOD....................  $141.22        $156.28
                                                    =======        =======
TOTAL RETURN (%)..................................     (9.2)(b)      (11.8)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.88 (c)       0.93 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.85 (c)       0.89 (c)
Ratio of net investment income to average net
 assets (%).......................................     0.82 (c)       0.61 (c)
Portfolio turnover rate (%).......................      191 (c)        154 (c)
Net assets, end of period (000)...................  $ 3,701        $ 1,527

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-81

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*

INVESTMENT
OBJECTIVE
TO ACHIEVE LONG
TERM GROWTH
OF CAPITAL.

INCEPTION
DATE  05/01/02

ASSET CLASS
LARGE CAP STOCK

    NET ASSETS
  $360.0 MILLION

 PORTFOLIO MANAGER
  SPIROS SEGALAS
KATHLEEN MCCARRAGHER
 MICHAEL DEL BALSO

PERFORMANCE AT-A-GLANCE
For the two month period ended June 30, 2002, the Jennison Growth Series Class A shares returned -10.2%, compared to the Standard & Poor's 500 Index(R)/10/ return of -7.8%. Over the same time period, the Lipper Large-Cap Growth Fund Index/5/ returned -9.8%. The Series' decline was largely due to the stocks in Health Care, Consumer Discretionary, and Information Technology sectors.

PORTFOLIO ACTIVITY
The equity markets and U.S. large cap growth stocks slid sharply during this time period. Investor confidence was severely shaken by the escalating accounting scandals, corporate transparency issues, and increased noise from overseas over terrorism and potential future conflicts.

Our Health Care stocks have performed poorly. We underestimated the impact of a lengthened FDA approval cycle in a time of patent expirations and anemic new product pipelines. There also continue to be political pressures on these companies. We believe, that for the most part, growth expectations are now more realistic and valuations have now come down to attractive levels for these companies.

Our positions in International Paper and Weyerhaeuser helped this quarter's return. We expect earnings from both companies to benefit from the favorable pricing cycle in certain grades of paper at a time when strong positive earnings are difficult to find. Two other companies, Northrop Grumman and Lockheed Martin also performed well in the portfolio and are well positioned to benefit from increased defense spending for the war on terrorism and to modernize our armed forces to fight the "next generation" of conflicts.

PORTFOLIO OUTLOOK
Despite the obvious challenges reflected in the market, we are optimistic about the potential for the portfolio going forward. We believe that the issues of management credibility and the quality of earnings have been largely worked through for our holdings. We cannot make the same statement for all stocks. Companies with leveraged balance sheets, declining profit margins, and overly aggressive growth targets have been the source of problems and remain at risk. An important difference today, however, is the market has discounted much of this news.

We expect to see an earnings pick-up sometime in the second half of the year. Favorable monetary and fiscal stimulus, mortgage refinancing, and the end of massive inventory reductions have created a favorable economic environment. In conjunction with companies cutting costs, revising growth expectations, and realigning their strategic goals, this should yield positive earnings and entice investors back into the market. More than ever, bottom-up stock picking, a trademark of Jennison's investment process and culture, will be an important route to investment success.
                             PORTFOLIO COMPOSITION

  TOP HOLDINGS AS OF JUNE 30, 2002

                                    % OF TOTAL
SECURITY                            NET ASSETS
----------------------------------------------
KOHL'S.............................    3.7%
MICROSOFT CORP.....................    3.6
PEPSICO, INC.......................    3.5
AMERICAN INTERNATIONAL GROUP, INC..    3.4
CITIGROUP, INC.....................    3.1
VIACOM, INC. (CLASS B).............    3.0
WAL-MART STORES, INC...............    2.8
LOWE'S COS., INC...................    2.6
WYETH..............................    2.3
JOHNSON & JOHNSON..................    2.1




                See footnotes to Portfolio Manager Commentary.

                                    NEZF-82

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--96.6% OF TOTAL NET ASSETS


                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

               AEROSPACE & DEFENSE--3.2%
        56,800 Lockheed Martin Corp........................ $  3,947,600
        46,200 Northrop Grumman Corp.......................    5,775,000
        36,800 The Boeing Co...............................    1,656,000
                                                            ------------
                                                              11,378,600
                                                            ------------

               AUTOMOBILES--1.5%
       105,300 Harley Davidson, Inc........................    5,398,731
                                                            ------------

               BANKS--4.5%
       136,300 Bank One Corp...............................    5,244,824
       287,700 Citigroup, Inc..............................   11,148,375
                                                            ------------
                                                              16,393,199
                                                            ------------

               BROADCASTING--0.7%
       105,800 USA Networks, Inc. (b)......................    2,481,010
                                                            ------------

               BUSINESS SERVICES--0.5%
        59,200 Concord EFS, Inc. (b).......................    1,784,288
                                                            ------------

               COMMUNICATION SERVICES--5.8%
       158,600 AOL Time Warner, Inc........................    2,333,006
       432,100 Liberty Media Corp..........................    4,321,000
       109,700 Univision Communications, Inc. (b)..........    3,444,580
       245,700 Viacom, Inc. (Class B) (b)..................   10,901,709
                                                            ------------
                                                              21,000,295
                                                            ------------

               COMMUNICATIONS--3.2%
        44,900 Analog Devices, Inc. (b)....................    1,333,530
       457,900 Cisco Systems, Inc. (b).....................    6,387,705
       245,000 EMC Corp. (b)...............................    1,849,750
       132,300 Nokia Corp. (ADR)...........................    1,915,704
                                                            ------------
                                                              11,486,689
                                                            ------------

               COMPUTERS & BUSINESS EQUIPMENT--6.6%
       233,300 Dell Computer Corp. (b).....................    6,098,462
       390,500 Hewlett-Packard Co..........................    5,966,840
       106,100 STMicroelectronics NV (ADR).................    2,581,413
       202,950 Taiwan Semiconductor Manufacturing Co., Ltd.    2,638,350
       271,400 Texas Instruments, Inc......................    6,432,180
                                                            ------------
                                                              23,717,245
                                                            ------------

               CONGLOMERATES--2.8%
        58,700 3M Co.......................................    7,220,100
        98,600 General Electric Co.........................    2,864,330
                                                            ------------
                                                              10,084,430
                                                            ------------

               COSMETICS & TOILETRIES--1.7%
       176,400 Gillette Co.................................    5,974,668
                                                            ------------

               DOMESTIC OIL--3.1%
        91,000 ExxonMobil Corp.............................    3,723,720
       159,300 Schlumberger, Ltd...........................    7,407,450
                                                            ------------
                                                              11,131,170
                                                            ------------

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 DRUGS & HEALTH CARE--9.4%
          37,400 AmerisourceBergen Corp.................. $  2,842,400
         132,800 Amgen, Inc. (b).........................    5,561,664
         114,000 Baxter International, Inc...............    5,067,300
         156,700 Genentech, Inc..........................    5,249,450
          57,700 HCA Healthcare Co.......................    2,740,750
          61,100 Medimmune, Inc..........................    1,613,040
         147,900 Pfizer, Inc.............................    5,176,500
         118,800 Pharmacia Corp..........................    4,449,060
          11,700 Quest Diagnostics, Inc. (b).............    1,006,785
                                                          ------------
                                                            33,706,949
                                                          ------------

                 ELECTRONICS--3.1%
         143,500 Applied Materials, Inc. (b).............    2,729,370
         278,400 Intel Corp..............................    5,086,368
          31,900 KLA-Tencor Corp. (b)....................    1,403,281
          52,300 Maxim Integrated Products, Inc. (b).....    2,004,659
                                                          ------------
                                                            11,223,678
                                                          ------------

                 FINANCIAL SERVICES--5.0%
         174,600 American Express Co.....................    6,341,472
          38,100 Capital One Financial Corp..............    2,326,005
          92,200 Hartford Financial Services Group, Inc..    5,483,134
         112,000 MBNA Corp...............................    3,703,840
                                                          ------------
                                                            17,854,451
                                                          ------------

                 FOOD & BEVERAGES--4.5%
          63,900 Coca-Cola Co............................    3,578,400
         265,300 PepsiCo, Inc............................   12,787,460
                                                          ------------
                                                            16,365,860
                                                          ------------

                 HEALTH CARE--PRODUCTS--5.4%
         143,700 Johnson & Johnson.......................    7,509,762
          38,500 Procter & Gamble Co.....................    3,438,050
         165,600 Wyeth...................................    8,478,720
                                                          ------------
                                                            19,426,532
                                                          ------------

                 HOTELS & RESTAURANTS--1.4%
         135,300 Marriott International, Inc.............    5,148,165
                                                          ------------

                 INSURANCE--4.8%
         178,300 American International Group, Inc.......   12,165,409
          59,800 Xl Capital, Ltd.........................    5,065,060
                                                          ------------
                                                            17,230,469
                                                          ------------

                 INVESTMENT BROKERAGE--4.0%
          96,800 Goldman Sachs Group, Inc................    7,100,280
         138,900 Merrill Lynch & Co., Inc................    5,625,450
          35,500 Morgan Stanley Dean Witter & Co.........    1,529,340
                                                          ------------
                                                            14,255,070
                                                          ------------

                 MEDICAL LABORATORIES--1.8%
         158,200 Abbott Laboratories.....................    5,956,230
          15,700 Laboratory Corp. of America Holdings (b)      716,705
                                                          ------------
                                                             6,672,935
                                                          ------------

                See accompanying notes to financial statements.

                                    NEZF-83

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--3.9%

                                                         VALUE
              SHARES                                   (NOTE 1A)
              ----------------------------------------------------

                      NEWSPAPERS--1.6%
              115,400 New York Times Co.............. $  5,943,100
                                                      ------------

                      PAPER & FOREST--2.5%
              124,900 International Paper Co.........    5,443,142
               57,400 Weyerhaeuser Co................    3,664,990
                                                      ------------
                                                         9,108,132
                                                      ------------

                      RETAIL--15.3%
              187,200 Bed Bath & Beyond, Inc. (b)....    7,064,928
               89,500 Costco Wholesale Corp. (b).....    3,456,490
               54,800 Home Depot, Inc................    2,012,804
              192,100 Kohl's Corp....................   13,462,368
              205,700 Lowe's Cos., Inc...............    9,338,780
              126,300 Starbucks Corp.................    3,138,555
              193,000 Tiffany & Co...................    6,793,600
              181,500 Wal-Mart Stores, Inc...........    9,984,315
                                                      ------------
                                                        55,251,840
                                                      ------------

                      SOFTWARE--4.2%
               67,100 Adobe Systems, Inc.............    1,912,350
              238,800 Microsoft Corp. (b)............   13,062,360
                                                      ------------
                                                        14,974,710
                                                      ------------
                      Total Common Stocks
                       (Identified Cost $379,661,469)  347,992,216
                                                      ------------

           FACE                                                VALUE
          AMOUNT                                             (NOTE 1A)
        ----------------------------------------------------------------

                    COMMERCIAL PAPER--3.9%
        $10,000,000 American Express Credit Corp. 1.970%,
                     07/01/02............................. $ 10,000,000
          3,994,000 General Electric Capital Corp. 1.870%,
                     07/01/02.............................    3,994,000
                                                           ------------
                    Total Short Term Investments
                     (Identified Cost $13,994,000)........   13,994,000
                                                           ------------
                    Total Investments--100.5%
                     (Identified Cost $393,655,469) (a)...  361,986,216
                    Other assets less liabilities.........   (1,954,997)
                                                           ------------
                    TOTAL NET ASSETS--100%................ $360,031,219
                                                           ============

(a) Federal Tax Information
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $393,655,469 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  2,404,338
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (34,073,591)
                                                               ------------
   Net unrealized depreciation................................ $(31,669,253)
                                                               ============

(b) Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-84

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value........................            $361,986,216
  Receivable for:
   Securities sold............................               2,407,935
   Fund shares sold...........................                 259,762
   Dividends and interest.....................                 201,885
                                                          ------------
    Total Assets..............................             364,855,798
LIABILITIES
  Payable for:
   Fund shares redeemed....................... $  148,720
   Securities purchased.......................  4,069,750
   Due custodian bank.........................    342,692
  Accrued expenses:
   Management fees............................    207,730
   Service and distribution fees..............        384
   Other expenses.............................     55,303
                                               ----------
    Total Liabilities.........................               4,824,579
                                                          ------------
NET ASSETS....................................            $360,031,219
                                                          ============
  Net assets consist of:
   Capital paid in............................            $401,213,153
   Undistributed net investment income........                 242,555
   Accumulated net realized gains (losses)....              (9,755,236)
   Unrealized appreciation (depreciation) on
    investments...............................             (31,669,253)
                                                          ------------
NET ASSETS....................................            $360,031,219
                                                          ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($356,844,144 divided by 39,735,893
 shares of beneficial interest)...............            $       8.98
                                                          ============
CLASS B
Net asset value and redemption price per share
 ($3,187,075 divided by 354,767 shares of
 beneficial interest).........................            $       8.98
                                                          ============
Identified cost of investments................            $393,655,469
                                                          ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................           $     557,148
  Interest................................                  98,396
                                                     -------------
                                                           655,544
EXPENSES
  Management fees......................... $440,152
  Service and distribution fees--Class B..      461
  Custodian...............................   14,283
  Audit and tax services..................   10,725
  Legal...................................    4,100
  Printing................................   25,695
  Miscellaneous...........................      499
                                           --------
  Total expenses before reductions........  495,915
  Expense reductions......................  (82,926)       412,989
                                           --------  -------------
NET INVESTMENT INCOME.....................                 242,555
                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................              (9,755,236)
Unrealized appreciation (depreciation) on:
  Investments--net........................             (31,669,253)
                                                     -------------
Net gain (loss)...........................             (41,424,489)
                                                     -------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................            $(41,181,934)
                                                     =============

(a) Commencement of operations.

                See accompanying notes to financial statements.

                                    NEZF-85

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                     JUNE 30, 2002
                                                                     --------------
FROM OPERATIONS
  Net investment income.............................................  $    242,555
  Net realized gain (loss)..........................................    (9,755,236)
  Unrealized appreciation (depreciation)............................   (31,669,253)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (41,181,934)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   401,213,153
                                                                      ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   360,031,219

NET ASSETS
  Beginning of the period...........................................             0
                                                                      ------------
  End of the period.................................................  $360,031,219
                                                                      ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................  $    242,555
                                                                      ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                    MAY 1, 2002(A)
                                                                        THROUGH
                                                                     JUNE 30, 2002
                                                               ------------------------
                                                                 SHARES          $
                                                               ----------  ------------
CLASS A
  Sales....................................................... 40,883,559  $408,818,882
  Redemptions................................................. (1,147,666)  (10,951,816)
                                                               ----------  ------------
  Net increase (decrease)..................................... 39,735,893  $397,867,066
                                                               ==========  ============
CLASS B
  Sales.......................................................    354,767  $  3,346,087
  Redemptions.................................................          0             0
                                                               ----------  ------------
  Net increase (decrease).....................................    354,767  $  3,346,087
                                                               ==========  ============
  Increase (decrease) derived from capital share transactions. 40,090,660  $401,213,153
                                                               ==========  ============

(a) Commencement of operations.

                See accompanying notes to financial statements.

                                    NEZF-86

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                                      CLASS A         CLASS B
                                                                                   --------------  --------------
                                                                                   MAY 1, 2002(A)  MAY 1, 2002(A)
                                                                                      THROUGH         THROUGH
                                                                                   JUNE 30, 2002   JUNE 30, 2002
                                                                                   --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $  10.00         $10.00
                                                                                      --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.01           0.00
  Net realized and unrealized gain (loss) on investments..........................       (1.03)         (1.02)
                                                                                      --------         ------
  Total from investment operations................................................       (1.02)         (1.02)
                                                                                      --------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $   8.98         $ 8.98
                                                                                      ========         ======
TOTAL RETURN (%)..................................................................       (10.2)(b)      (10.2)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.76 (c)       1.01 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.64 (c)       0.89 (c)
Ratio of net investment income to average net assets (%)..........................        0.38 (c)       0.13 (c)
Portfolio turnover rate (%).......................................................         109 (c)        109 (c)
Net assets, end of period (000)...................................................    $356,844         $3,187

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-87

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL WITH A
 SECONDARY
 OBJECTIVE TO SEEK
 REASONABLE
 CURRENT INCOME.

 INCEPTION
 DATE  4/30/99

 ASSET CLASS
 LARGE CAP
 STOCKS

    NET ASSETS
  $27.7 MILLION

    PORTFOLIO
     MANAGER
    A TEAM OF
    PORTFOLIO
     MANAGERS

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the MFS Investors Trust Series Class A shares returned -12.0% compared to a -13.2% return of the Standard & Poor's 500 Index(R)/10/. The average return of the Series' peer group, the Lipper Variable Insurance Products Large Cap Core Fund category/5/, was -13.8% for the same period. An underweight in the poor performing Technology sector was the primary factor for the Series' good performance relative to the index and its peers.

PORTFOLIO ACTIVITY
During a period when concerns about the level and quality of earnings weighed on the market, a number of our higher-quality, cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth) as well as consumer staples stocks (household products, food & beverages) were among the strongest contributors to performance. Within the more cyclically sensitive groups, Viacom, Gannett, and New York Times all responded favorably to early signs of a recovery in advertising spending, after a sharp pull back last fall (following the September 11th tragedy). Within the Basic Materials sector, we added a position in 3M Company, which aided performance as the stock responded positively to new management and significant restructuring initiatives. Also within the materials sector, industry consolidation has supported higher prices and increasing returns on invested capital for industrial gas companies Praxair and Air Products, helping their stock prices over the period. We also added a position in International Paper, which benefited from strong cost control, improving margins, and a strong balance sheet.

The consumer staples holdings generally benefited from visible, stable top-line growth and improving margins (driven by restructuring, and to a lesser extent by weaker U.S. dollar), as well as reasonable valuations. A stock's valuation is its price relative to earnings, sales and other fundamental factors. Our holdings in Procter & Gamble, Gillette, Kimberly Clark, Anheuser Busch, and Pepsico all contributed to returns.

Performance within our Industrial Goods stocks was also divergent. Strong performance from defense-related stocks (Northrop Grumman, General Dynamics and Lockheed Martin) and machinery/tool stocks (Deere, Ingersoll-Rand, Danaher, and Caterpillar) was offset by downturns in United Technologies and General Electric, due in part to a downturn in their commercial aerospace businesses. We significantly reduced our exposure to commercial aerospace during the latter half of 2001 with the sale of Boeing and United Technologies. Tyco also hurt our performance in this sector, as the stock declined due to concerns about near-term liquidity, its longer-term growth rate, and overall accounting transparency. We reduced our position in Tyco significantly during the year, but have maintained a modest position. Certainly, risks remain, and therefore our position is small. However, with the sale of its CIT financing business, much of the near-term liquidity concern has been reduced, and the remaining Tyco businesses are real and appear to represent value.

We also took advantage of volatility in the Technology sector to raise our weighting (actually, reduce our underweighting). We increased our Cisco weighting notably. While sales growth has been hurt significantly due to the downturn in enterprise and telecommunications spending, valuation appeared reasonable and the company has done a good job in reducing expenses to support margins during the downturn, ultimately positioning the company well for a stabilization/recovery in technology spending.

PORTFOLIO OUTLOOK
Overall, the macroeconomic fundamentals have improved somewhat since late last year. Inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative growth investing.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                PFIZER, INC..........................    3.3%
                WAL-MART STORES......................    2.7
                EXXONMOBIL CORP......................    2.7
                MICROSOFT CORP.......................    2.4
                FEDERAL HOME LOAN MORTGAGE CORP......    2.3
                VIACOM, INC. (CLASS B)...............    2.3
                CITIGROUP, INC.......................    2.2
                GENERAL ELECTRIC CO..................    2.1
                WYETH................................    1.8
                INTERNATIONAL BUSINESS MACHINES CORP.    1.7

                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX

                                    [CHART]
             MFS Investors
              Trust Series    S&P 500 Index
             -------------    -------------
4/30/99         $10,000          $10,000
6/99             10,230           10,306
6/00             10,343           11,053
6/01              9,177            9,415
6/02              7,589            7,723



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 MFS INVESTORS TRUST
                           ----------------------------------S&P 500
                           CLASS A CLASS B/(A)/ CLASS E/(B)/  INDEX
           6 Months         -12.0%    -7.6%        -12.0%     -13.2%
           1 Year           -17.3       --         -17.3      -18.0
           3 Years          - 9.5       --            --      - 9.2
           Since Inception  - 8.3     -7.6         -18.5      - 7.8

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2002.

 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-88

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--87.7% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                  AEROSPACE & DEFENSE--0.8%
              200 General Dynamics Corp................. $     21,270
              420 Lockheed Martin Corp..................       29,190
            1,270 Northrop Grumman Corp.................      158,750
                                                         ------------
                                                              209,210
                                                         ------------

                  ALUMINUM--0.9%
            7,124 Alcoa, Inc............................      236,161
                                                         ------------

                  APPAREL & TEXTILES--0.3%
            1,698 NIKE, Inc. (Class B)..................       91,098
                                                         ------------

                  AUTOMOBILES--0.2%
            1,340 Harley Davidson, Inc..................       68,702
                                                         ------------

                  BANKS--7.3%
            6,382 Bank of America Corp..................      449,038
            1,970 Bank of New York Co., Inc.............       66,488
              530 Charter One Financial, Inc............       18,221
           15,672 Citigroup, Inc........................      607,290
            2,568 Comerica, Inc.........................      157,675
            6,272 FleetBoston Financial Corp............      202,899
            4,879 Mellon Financial Corp.................      153,347
              510 Sun Trust Banks, Inc..................       34,537
              950 Wachovia Corp.........................       36,271
            6,003 Wells Fargo & Co......................      300,510
                                                         ------------
                                                            2,026,276
                                                         ------------

                  BROADCASTING--0.1%
            1,000 Fox Entertainment Group, Inc..........       21,750
                                                         ------------

                  BUSINESS SERVICES--1.6%
            2,642 Automatic Data Processing, Inc........      115,059
              710 Avery Dennison Corp...................       44,553
            1,011 Cendant Corp. (b).....................       16,055
            2,157 Concord EFS, Inc. (b).................       65,012
            2,404 United Parcel Service, Inc. (Class B).      148,447
            2,267 Waste Management, Inc.................       59,055
                                                         ------------
                                                              448,181
                                                         ------------

                  CHEMICALS--1.2%
            2,099 Air Products & Chemicals, Inc.........      105,936
              810 E. I. du Pont de Nemours..............       35,964
            3,262 Praxair, Inc..........................      185,836
              420 Rohm & Haas Co........................       17,006
                                                         ------------
                                                              344,742
                                                         ------------

                  COMMUNICATION SERVICES--4.0%
              610 ALLTEL Corp...........................       28,670
            7,238 AOL Time Warner, Inc..................      106,471
            3,278 Clear Channel Communications, Inc. (b)      104,962
            1,024 Comcast Corp. (b).....................       24,412
            5,740 SBC Communications, Inc...............      175,070

                                                           VALUE
           SHARES                                        (NOTE 1A)
           ---------------------------------------------------------

                  COMMUNICATION SERVICES--(CONTINUED)
              500 Univision Communications, Inc. (b)... $     15,700
           14,581 Viacom, Inc. (Class B) (b)...........      646,959
                                                        ------------
                                                           1,102,244
                                                        ------------

                  COMMUNICATIONS--3.1%
            6,480 Analog Devices, Inc. (b).............      192,456
           31,650 Cisco Systems, Inc. (b)..............      441,517
            1,580 EMC Corp. (b)........................       11,929
              568 Echostar Communications, Inc. (b)....       10,542
            3,250 GlobalSantaFe Corp...................       88,888
            5,910 Motorola, Inc........................       85,222
            1,320 Nokia Corp. (ADR)....................       19,114
                                                        ------------
                                                             849,668
                                                        ------------

                  COMPUTERS & BUSINESS EQUIPMENT--4.9%
            5,484 Dell Computer Corp. (b)..............      143,352
            7,108 First Data Corp......................      264,418
            7,024 Hewlett-Packard Co...................      107,327
            6,406 International Business Machines Corp.      461,232
              700 Lam Research Corp. (b)...............       12,586
              510 Lexmark International, Inc. (b)......       27,744
            2,270 Linear Technology Corp...............       71,346
            2,349 Novellus Systems, Inc................       79,866
            1,510 STMicroelectronics NV (ADR)..........       36,738
            2,530 Sun Microsystems, Inc................       12,675
              700 Teradyne, Inc........................       16,450
            5,312 Texas Instruments, Inc...............      125,894
                                                        ------------
                                                           1,359,628
                                                        ------------

                  CONGLOMERATES--3.5%
            2,329 3M Co................................      286,467
           19,904 General Electric Co..................      578,211
              520 ITT Industries, Inc..................       36,712
            4,190 Tyco International, Ltd..............       56,607
                                                        ------------
                                                             957,997
                                                        ------------

                  COSMETICS & TOILETRIES--1.0%
              400 Avon Products, Inc...................       20,896
            5,786 Gillette Co..........................      195,972
            1,523 The Estee Lauder Cos., Inc...........       53,609
                                                        ------------
                                                             270,477
                                                        ------------

                  DOMESTIC OIL--5.0%
            1,619 Anadarko Petroleum Corp..............       79,817
              561 Apache Corp..........................       32,246
            4,941 BP Amoco, Plc. (ADR).................      249,471
              800 ChevronTexaco Corp...................       70,800
              470 Devon Energy Corp....................       23,162
            2,500 Encana Corp..........................       76,500
           18,110 ExxonMobil Corp......................      741,061
            2,210 Schlumberger, Ltd....................      102,765
              551 Unocal Corp..........................       20,354
                                                        ------------
                                                           1,396,176
                                                        ------------

                See accompanying notes to financial statements.

                                    NEZF-89

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
           SHARES                                          (NOTE 1A)
           ----------------------------------------------------------

                  DRUGS & HEALTH CARE--8.2%
            1,148 Allergan, Inc.......................... $    76,629
              530 Applera Corp. (b)......................      10,330
            2,020 Baxter International, Inc..............      89,789
            2,041 Cardinal Health, Inc...................     125,338
              400 Caremark Rx, Inc. (b)..................       6,600
            4,892 Eli Lilly & Co.........................     275,909
              840 Glaxo Wellcome, Plc. (ADR).............      36,238
            5,380 HCA Healthcare Co......................     255,550
            3,558 HealthSouth Corp.......................      45,507
            2,620 Medtronic, Inc.........................     112,267
            2,240 Merck & Co., Inc.......................     113,433
           26,166 Pfizer, Inc............................     915,811
            1,680 Pharmacia Corp.........................      62,916
              920 Stryker Corp. (b)......................      49,229
            1,188 UnitedHealth Group, Inc................     108,761
                                                          -----------
                                                            2,284,307
                                                          -----------

                  ELECTRIC UTILITIES--1.1%
            1,750 Dominion Resources, Inc................     115,850
              960 Duke Energy Co.........................      29,856
            2,505 Exelon Corp............................     131,011
            1,750 PG&E Corp..............................      31,308
              276 TXU Corp...............................       7,430
                                                          -----------
                                                              315,455
                                                          -----------

                  ELECTRICAL EQUIPMENT--0.1%
              480 Molex, Inc.............................      16,094
                                                          -----------

                  ELECTRONICS--0.6%
            1,642 Agilent Technologies, Inc. (b).........      38,834
            4,049 Intel Corp.............................      73,975
            1,470 Maxim Integrated Products, Inc. (b)....      56,345
                                                          -----------
                                                              169,154
                                                          -----------

                  FEDERAL AGENCIES--3.4%
           10,578 Federal Home Loan Mortgage Corp........     647,374
            4,111 Federal National Mortgage Association..     303,186
                                                          -----------
                                                              950,560
                                                          -----------

                  FINANCIAL SERVICES--2.2%
            3,158 American Express Co....................     114,699
            2,430 Capital One Financial Corp.............     148,351
            2,926 Hartford Financial Services Group, Inc.     174,009
            2,059 State Street Corp......................      92,037
            2,910 U.S. Bancorp...........................      67,949
                                                          -----------
                                                              597,045
                                                          -----------

                  FOOD & BEVERAGES--2.6%
            4,725 Anheuser Busch Cos., Inc...............     236,250
              850 Coca-Cola Co...........................      47,600
            1,000 Kellogg Co.............................      35,860
              220 Kraft Foods, Inc.......................       9,009
            6,839 PepsiCo, Inc...........................     329,640
                1 The J. M. Smucker Co...................          34

                                                          VALUE
             SHARES                                     (NOTE 1A)
             -----------------------------------------------------

                    FOOD & BEVERAGES--(CONTINUED)
              1,110 Unilever N.V. (ADR)............... $    71,928
                                                       -----------
                                                           730,321
                                                       -----------

                    FOREIGN CORPORATE--1.6%
              1,240 Aventis S.A., (EUR)...............      87,702
              4,700 BT Group, Plc., (GBP).............      18,058
             10,898 Diageo, Plc., (GBP)...............     141,565
                940 Encana Corp., (CAD)...............      28,905
              3,960 News Corp., Ltd., (AUD)...........      21,583
              1,744 Syngenta AG, (CHF)................     104,593
                237 Total Fina S.A., (EUR)............      38,408
                                                       -----------
                                                           440,814
                                                       -----------

                    GAS & PIPELINE UTILITIES--0.2%
              2,163 NiSource, Inc.....................      47,218
                                                       -----------

                    HEALTH CARE--PRODUCTS--3.9%
              4,191 Johnson & Johnson.................     219,022
              3,983 Procter & Gamble Co...............     355,682
              9,675 Wyeth.............................     495,360
                                                       -----------
                                                         1,070,064
                                                       -----------

                    HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
                600 Black & Decker Corp...............      28,920
                                                       -----------

                    INDUSTRIAL MACHINERY--1.6%
              1,090 Caterpillar, Inc..................      53,356
              1,701 Danaher Corp......................     112,861
              2,168 Deere & Co........................     103,847
              1,560 Illinois Tool Works, Inc..........     106,548
              1,230 Ingersoll Rand Co., Ltd...........      56,162
                                                       -----------
                                                           432,774
                                                       -----------

                    INSURANCE--4.2%
                940 ACE, Ltd..........................      29,704
              1,647 AFLAC, Inc........................      52,704
              1,490 Allstate Corp.....................      55,100
              5,421 American International Group, Inc.     369,875
                940 CIGNA Corp........................      91,575
                600 Marsh & McLennan Cos., Inc........      57,960
              1,920 The Chubb Corp....................     135,936
              4,176 The St. Paul Cos., Inc............     162,530
              2,810 Travelers Property Casualty Corp..      49,737
              1,988 UnumProvident Corp................      50,594
              1,350 Xl Capital, Ltd...................     114,345
                                                       -----------
                                                         1,170,060
                                                       -----------

                    INVESTMENT BROKERAGE--1.8%
              2,470 Goldman Sachs Group, Inc..........     181,175
                660 J.P. Morgan Chase & Co............      22,387
              4,808 Merrill Lynch & Co., Inc..........     194,724
              2,063 Morgan Stanley Dean Witter & Co...      88,874
                                                       -----------
                                                           487,160
                                                       -----------

                See accompanying notes to financial statements.

                                    NEZF-90

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                        VALUE
               SHARES                                 (NOTE 1A)
               -------------------------------------------------

                      LEISURE--0.3%
                4,800 The Walt Disney Co............ $    90,720
                                                     -----------

                      MEDICAL LABORATORIES--0.6%
                4,757 Abbott Laboratories...........     179,101
                                                     -----------

                      NEWSPAPERS--1.1%
                5,029 New York Times Co.............     258,994
                  980 Tribune Co....................      42,630
                                                     -----------
                                                         301,624
                                                     -----------

                      PAPER & FOREST--0.9%
                4,700 International Paper Co........     204,826
                  950 Kimberly-Clark Corp...........      58,900
                                                     -----------
                                                         263,726
                                                     -----------

                      PETROLEUM SERVICES--0.4%
                3,411 Baker Hughes, Inc.............     113,552
                                                     -----------

                      PHOTOGRAPHY--0.2%
                1,760 Eastman Kodak Co..............      51,339
                                                     -----------

                      PUBLISHING--1.4%
                4,022 Gannett, Inc..................     305,270
                1,255 McGraw-Hill Cos., Inc.........      74,923
                                                     -----------
                                                         380,193
                                                     -----------

                      RAILROADS & EQUIPMENT--0.4%
                1,550 Union Pacific Corp............      98,084
                                                     -----------

                      RETAIL--8.0%
                  650 BJ's Wholesale Club, Inc......      25,025
                1,200 CVS Corp......................      36,720
                1,562 Costco Wholesale Corp. (b)....      60,324
                1,919 Family Dollar Stores, Inc. (b)      67,645
                5,620 Home Depot, Inc...............     206,423
                2,386 Lowe's Cos., Inc..............     108,324
                3,732 Safeway, Inc. (b).............     108,937
                6,568 Sears Roebuck & Co............     356,642
                1,718 Sysco Corp....................      46,764
                7,084 Target Corp...................     269,900
                5,331 The Kroger Co. (b)............     106,087
               13,646 Wal-Mart Stores, Inc..........     750,667
                1,630 Walgreen Co...................      62,967
                                                     -----------
                                                       2,206,425
                                                     -----------

                      SOFTWARE--4.3%
                2,790 Accenture, Ltd................      53,010
                2,261 Adobe Systems, Inc............      64,438
               12,366 Microsoft Corp. (b)...........     676,420
               23,884 Oracle Corp. (b)..............     226,181
                2,970 PeopleSoft, Inc...............      44,194
                1,250 Rational Software Corp. (b)...      10,263
                1,510 Siebel Systems, Inc. (b)......      21,472

                                                             VALUE
            SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                      SOFTWARE--(CONTINUED)
                4,200 VERITAS Software Corp. (b)......... $    83,118
                                                          -----------
                                                            1,179,096
                                                          -----------

                      TELEPHONE--2.2%
                5,930 AT&T Corp..........................      63,451
                8,840 BellSouth Corp.....................     278,460
                6,675 Verizon Communications.............     268,001
                                                          -----------
                                                              609,912
                                                          -----------

                      TOBACCO--1.5%
                9,575 Philip Morris Cos., Inc............     418,236
                                                          -----------

                      TRANSPORTATION--0.7%
                3,717 Canadian National Railway Co. (ADR)     192,541
                                                          -----------

                      TRUCKING & FREIGHT FORWARDING--0.2%
                1,240 FedEx Corp.........................      66,216
                                                          -----------
                      Total Common Stocks
                       (Identified Cost $26,338,113).....  24,273,021
                                                          -----------

SHORT TERM INVESTMENTS--11.8%

   FACE
  AMOUNT
------------------------------------------------------------

           DISCOUNT NOTES--11.8%
$3,279,000 Federal National Mortgage Association
            1.900%, 07/01/02....................   3,279,000
                                                 -----------
           Total Short Term Investments
            (Identified Cost $3,279,000)........   3,279,000
                                                 -----------
           Total Investments--99.5%
            (Identified Cost $29,617,113) (a)...  27,552,021
           Other assets less liabilities........     133,670
                                                 -----------
           TOTAL NET ASSETS--100%............... $27,685,691
                                                 ===========

(a) Federal Tax Information:
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $29,617,113 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   873,883
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (2,938,975)
                                                                -----------
    Net unrealized depreciation................................ $(2,065,092)
                                                                ===========

(b) Non-income producing security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
AUD--Australian Dollar
CAD--Canadian Dollar
CHF--Swiss Franc
EUR--Euro Currency
GBP--Pound Sterling

                See accompanying notes to financial statements.

                                    NEZF-91

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value.............................         $27,552,021
  Cash.............................................                 737
  Foreign cash at value (Identified cost $21,638 ).              22,185
  Receivable for:
   Securities sold.................................             104,736
   Fund shares sold................................             145,268
   Dividends and interest..........................              28,386
   Foreign taxes...................................               1,671
   Due from Investment Adviser.....................               5,842
                                                            -----------
    Total Assets...................................          27,860,846
LIABILITIES
  Payable for:
   Fund shares redeemed............................ $94,255
   Securities purchased............................  28,977
   Withholding taxes...............................      78
  Accrued expenses:
   Management fees.................................   3,225
   Service and distribution fees...................     565
   Deferred trustees fees..........................   4,093
   Other expenses..................................  43,962
                                                    -------
    Total Liabilities..............................             175,155
                                                            -----------
NET ASSETS.........................................         $27,685,691
                                                            ===========
  Net assets consist of:
   Capital paid in.................................         $34,537,954
   Undistributed net investment income.............              29,245
   Accumulated net realized gains (losses).........          (4,817,150)
   Unrealized appreciation (depreciation) on
    investments and foreign currency...............          (2,064,358)
                                                            -----------
NET ASSETS.........................................         $27,685,691
                                                            ===========
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($23,128,157 divided by 3,078,745 shares of
 beneficial interest)..............................         $      7.51
                                                            ===========
CLASS B
Net asset value and redemption price per share
 ($1,893,076 divided by 252,147 shares of
 beneficial interest)..............................         $      7.51
                                                            ===========
CLASS E
Net asset value and redemption price per share
 ($2,664,458 divided by 354,794 shares of
 beneficial interest)..............................         $      7.51
                                                            ===========
Identified cost of investments.....................         $29,617,113
                                                            ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................              $   169,965(a)
  Interest................................                   20,397
                                                        -----------
                                                            190,362
EXPENSES
  Management fees......................... $    99,926
  Service and distribution fees--Class B..         330
  Service and distribution fees--Class E..       1,214
  Trustees fees and expenses..............       6,826
  Custodian...............................      52,925
  Audit and tax services..................       5,617
  Legal...................................         281
  Printing................................       6,578
  Insurance...............................         210
  Miscellaneous...........................       2,162
                                           -----------
  Total expenses before reductions........     176,069
  Less expense reduction..................      (2,367)
  Less expenses assumed by the investment
   adviser................................     (54,614)     119,088
                                           -----------  -----------
NET INVESTMENT INCOME.....................                   71,274
                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................  (1,206,834)
  Foreign currency transactions--net......       5,494   (1,201,340)
                                           -----------
Unrealized appreciation (depreciation) on:
  Investments--net........................  (2,367,777)
  Foreign currency transactions--net......       1,869   (2,365,908)
                                           -----------  -----------
Net gain (loss)...........................               (3,567,248)
                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................              $(3,495,974)
                                                        ===========

(a) Net of foreign taxes of $1,482

                See accompanying notes to financial statements.

                                    NEZF-92

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                                      SIX MONTHS
                                                                        ENDED      YEAR ENDED
                                                                       JUNE 30,   DECEMBER 31,
                                                                         2002         2001
                                                                     -----------  ------------
FROM OPERATIONS
  Net investment income............................................. $    71,274  $   118,331
  Net realized gain (loss)..........................................  (1,201,340)  (3,215,016)
  Unrealized appreciation (depreciation)............................  (2,365,908)    (288,524)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (3,495,974)  (3,385,209)
                                                                     -----------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (104,842)     (84,659)
    Class E.........................................................      (7,045)           0
                                                                     -----------  -----------
  TOTAL DISTRIBUTIONS...............................................    (111,887)     (84,659)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   6,056,931   10,284,095
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   2,449,070    6,814,227
NET ASSETS
  Beginning of the period...........................................  25,236,621   18,422,394
                                                                     -----------  -----------
  End of the period................................................. $27,685,691  $25,236,621
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    29,245  $    69,858
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED           YEAR ENDED
                                                                    JUNE 30, 2002          DECEMBER 31, 2001
                                                               -----------------------  ----------------------
                                                                SHARES         $          SHARES        $
                                                               --------  -------------  ---------  -----------
CLASS A
  Sales.......................................................  960,404  $   7,946,861  1,826,015  $16,392,270
  Reinvestments...............................................   12,649        104,842      9,103       84,659
  Redemptions................................................. (755,107)    (6,184,122)  (774,309)  (6,903,819)
                                                               --------  -------------  ---------  -----------
  Net increase (decrease).....................................  217,946  $   1,867,581  1,060,809  $ 9,573,110
                                                               ========  =============  =========  ===========
CLASS B
  Sales.......................................................  252,173  $   1,975,015          0  $         0
  Redemptions.................................................      (26)          (209)         0            0
                                                               --------  -------------  ---------  -----------
  Net increase (decrease).....................................  252,147  $1,974,806.00          0  $         0
                                                               ========  =============  =========  ===========
CLASS E
  Sales.......................................................  285,226  $   2,342,174     86,421  $   721,332
  Reinvestments...............................................      849          7,045          0            0
  Redemptions.................................................  (16,480)      (134,675)    (1,222)     (10,347)
                                                               --------  -------------  ---------  -----------
  Net increase (decrease).....................................  269,595  $   2,214,544     85,199  $   710,985
                                                               ========  =============  =========  ===========
  Increase (decrease) derived from capital share transactions.  739,688  $   6,056,931  1,146,008  $10,284,095
                                                               ========  =============  =========  ===========

                See accompanying notes to financial statements.

                                    NEZF-93

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                           CLASS A
                                                                       --------------------------------------------
                                                                       SIX MONTHS      YEAR ENDED     APRIL 30, 1999(A)
                                                                         ENDED        DECEMBER 31,         THROUGH
                                                                        JUNE 30,    ----------------    DECEMBER 31,
                                                                          2002        2001     2000         1999
                                                                       ----------   -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $  8.57     $ 10.23  $ 10.26       $10.00
                                                                        -------     -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.02        0.05     0.04         0.02
 Net realized and unrealized gain (loss) on investments...............    (1.05)      (1.67)   (0.06)        0.26
                                                                        -------     -------  -------       ------
 Total from investment operations.....................................    (1.03)      (1.62)   (0.02)        0.28
                                                                        -------     -------  -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.03)      (0.04)   (0.01)       (0.02)
                                                                        -------     -------  -------       ------
 Total distributions..................................................    (0.03)      (0.04)   (0.01)       (0.02)
                                                                        -------     -------  -------       ------
NET ASSET VALUE, END OF PERIOD........................................  $  7.51     $  8.57  $ 10.23       $10.26
                                                                        =======     =======  =======       ======
TOTAL RETURN (%)......................................................    (12.0)(b)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.90 (c)    0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after expense
 reductions (d).......................................................     0.88 (c)      --       --           --
Ratio of net investment income to average net assets (%)..............     0.54 (c)    0.58     0.51         0.45 (c)
Portfolio turnover rate (%)...........................................       57 (c)      86       68           60 (c)
Net assets, end of period (000).......................................  $23,128     $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)........     1.31 (c)    1.37     1.57         2.03 (c)

                                                                               CLASS B               CLASS E
                                                                            -------------- -----------------------
                                                                            MAY 1, 2002(A) SIX MONTHS   MAY 1, 2001(A)
                                                                               THROUGH       ENDED         THROUGH
                                                                               JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                                 2002         2002           2001
                                                                            -------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................     $ 8.13       $ 8.57         $ 9.56
                                                                                ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.....................................................       0.00         0.02           0.01
 Net realized and unrealized gain (loss) on investments....................      (0.62)       (1.05)         (1.00)
                                                                                ------       ------         ------
 Total from investment operations..........................................      (0.62)       (1.03)         (0.99)
                                                                                ------       ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income..................................       0.00        (0.03)          0.00
                                                                                ------       ------         ------
 Total distributions.......................................................       0.00        (0.03)          0.00
                                                                                ------       ------         ------
NET ASSET VALUE, END OF PERIOD.............................................     $ 7.51       $ 7.51         $ 8.57
                                                                                ======       ======         ======
TOTAL RETURN (%)...........................................................       (7.6)(b)    (12.0)(b)      (10.4)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%)............................................................       1.15 (c)     1.05 (c)       1.05 (c)
Ratio of operating expenses to average net assets after expense reductions
 (d).......................................................................       1.13 (c)     1.03 (c)
Ratio of net investment income to average net assets (%)...................       0.29 (c)     0.39 (c)       0.26 (c)
Portfolio turnover rate (%)................................................         57 (c)       57 (c)         86 (c)
Net assets, end of period (000)............................................     $1,893       $2,664         $  730
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%).............       1.56 (c)     1.46 (c)       1.52 (c)

(a)Commencement of operations.
(b)Not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-94

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  4/30/99

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $35.6 MILLION

    PORTFOLIO
     MANAGER
A TEAM OF EQUITY
RESEARCH ANALYSTS

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the MFS Research Managers Series Class A shares returned -14.0%, compared to its benchmark, the Standard & Poor's 500 Stock Index,(R)/10/ which returned -13.2% for the same time period. The average return of the Series' peer group, the Lipper Variable Insurance Products Large Core Fund/5 /category, was -13.8% for the six months ended June 30, 2002. An overweight in the Financial Services and Retailing sectors had the largest positive impact on the Series' performance, while an underweight in the Consumer Staples sector was a detraction.

PORTFOLIO ACTIVITY
Investment research is the cornerstone of how the MFS Research Managers Series is managed--independent, candid research performed by our analysts who are accountable to no one but our clients. That being said, our focus on research has become increasingly important and more challenging in this difficult market environment. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While not all the skepticism is warranted, the psychological impact on the market has been huge, causing investors to be more risk-averse.

Our response to this situation has been two-fold. We are closely analyzing companies' financial statements and comparing them to what their competitors are reporting. Severe discrepancies would cause concern and could call into question the integrity of what is being reported. Our second method is to find more nontraditional sources for gathering information; analysts need to develop their own networks within their respective industries.

We continued to be overweighted in financial services, particularly in the insurance and banking arena, and we believe these areas could continue to benefit the portfolio through the rest of the year. Bank of America, which continued to report strong earnings, contributed to performance. Our retailing stocks have also produced positive results. As we have shifted the portfolio toward companies that exhibit more stable revenues and lower valuations, the consumer products and retailing sectors have been areas with consistent earnings growth.

We are concentrating on companies such as Gillette, a manufacturer of personal care products, as history has shown that the demand for their products has remained stable during periods when consumers are not spending as much. Other names, such as WalMart and Target, have been strong performers and have benefited the portfolio.

A detractor to performance in the last few months was some of our pharmaceutical holdings, specifically Genzyme. Although we are positive on Genzyme for the long term, we remain underweighted in pharmaceuticals due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring. This will pave the way for generic manufacturers to produce the same drugs at much lower costs and that could have a significant effect on pharmaceutical companies.

PORTFOLIO OUTLOOK
The market continues to be difficult to navigate. We expect the flight to safety and quality to continue since investors are not willing to take on many risks while news reports surrounding SEC investigations plague the market. Consequently, we remain mostly interested in "safe haven" stocks. Given this environment, we are positioning the portfolio toward more stable companies, which include the consumer staples and financial services sectors.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                   % OF TOTAL
                  SECURITY                         NET ASSETS
                  -------------------------------------------
                  WAL-MART STORES, INC............    3.5%
                  PFIZER, INC.....................    3.5
                  EXXONMOBIL CORP.................    3.3
                  VIACOM, INC. (CLASS B)..........    3.3
                  BANK OF AMERICA CORP............    2.9
                  CAPITAL ONE FINANCIAL CORP......    2.3
                  FLEETBOSTON FINANCIAL CORP......    2.2
                  HOME DEPOT, INC.................    1.8
                  WYETH...........................    1.7
                  FEDERAL HOME LOAN MORTGAGE CORP.    1.7

A $10,000 INVESTMENT COMPARED TO

                               THE S&P 500 INDEX

                       [CHART]
            MFS Research Managers Series  S&P 500 Index
            ----------------------------  -------------
4/30/99                $10,000               $10,000
6/99                    10,540                10,306
6/00                    12,781                11,053
6/01                    10,064                 9,415
6/02                     7,844                 7,723




--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                     MFS RESEARCH
                                       MANAGERS
                                  ---------------------S&P 500
                                  CLASS A CLASS E/(A)/  INDEX
                  6 Months         -14.0%    -14.1%     -13.2%
                  1 Year           -22.1     -22.1      -18.0
                  3 Years          - 9.4        --      - 9.2
                  Since Inception  - 7.4     -23.2      - 7.8
                  --------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-95

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--96.4% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ---------------------------------------------------------

                  AEROSPACE & DEFENSE--1.3%
            3,700 Northrop Grumman Corp................. $   462,500
                                                         -----------

                  ALUMINUM--0.7%
            8,010 Alcoa, Inc............................     265,532
                                                         -----------

                  APPAREL & TEXTILES--0.6%
            3,800 NIKE, Inc. (Class B)..................     203,870
                                                         -----------

                  AUTOMOBILES--1.2%
            8,260 Harley Davidson, Inc..................     423,490
                                                         -----------

                  BANKS--9.8%
           14,420 Bank of America Corp..................   1,014,591
           15,028 Citigroup, Inc........................     582,335
            4,500 Comerica, Inc.........................     276,300
           23,890 FleetBoston Financial Corp............     772,841
           11,000 Mellon Financial Corp.................     345,730
            6,480 SouthTrust Corp.......................     169,258
            5,100 Sun Trust Banks, Inc..................     345,372
                                                         -----------
                                                           3,506,427
                                                         -----------

                  BIOTECHNOLOGY--0.8%
           15,600 Genzyme Corp. (b).....................     300,144
                                                         -----------

                  BROADCASTING--0.1%
            1,300 Fox Entertainment Group, Inc..........      28,275
            1,000 USA Networks, Inc. (b)................      23,450
                                                         -----------
                                                              51,725
                                                         -----------

                  BUSINESS SERVICES--2.8%
            5,600 Automatic Data Processing, Inc........     243,880
            5,200 Sabre Holdings Corp...................     186,160
            6,400 United Parcel Service, Inc. (Class B).     395,200
            4,700 Willis Group Holdings, Ltd............     154,677
                                                         -----------
                                                             979,917
                                                         -----------

                  CHEMICALS--0.5%
            1,200 Air Products & Chemicals, Inc.........      60,564
            2,120 Praxair, Inc..........................     120,776
                                                         -----------
                                                             181,340
                                                         -----------

                  COMMUNICATION SERVICES--4.3%
           12,300 AOL Time Warner, Inc..................     180,933
            2,300 Clear Channel Communications, Inc. (b)      73,646
            4,010 Comcast Corp. (b).....................      95,598
           26,734 Viacom, Inc. (Class B) (b)............   1,186,188
                                                         -----------
                                                           1,536,365
                                                         -----------

                  COMMUNICATIONS--4.7%
           16,550 Analog Devices, Inc. (b)..............     491,535
           42,500 Cisco Systems, Inc. (b)...............     592,875
           14,000 Echostar Communications, Inc. (b).....     259,840

                                                           VALUE
            SHARES                                       (NOTE 1A)
            -------------------------------------------------------

                   COMMUNICATIONS--(CONTINUED)
             7,721 GlobalSantaFe Corp.................. $   211,169
             9,100 Motorola, Inc.......................     131,222
                                                        -----------
                                                          1,686,641
                                                        -----------

                   COMPUTERS & BUSINESS EQUIPMENT--4.6%
            12,970 Atmel Corp. (b).....................      81,192
            19,500 Citrix Systems, Inc. (b)............     117,780
            16,500 Dell Computer Corp. (b).............     431,310
             8,000 Emulex Corp.........................     180,080
             5,600 First Data Corp.....................     208,320
            10,400 Linear Technology Corp..............     326,872
             3,743 QLogic Corp.........................     142,608
             5,800 Teradyne, Inc.......................     136,300
                                                        -----------
                                                          1,624,462
                                                        -----------

                   CONGLOMERATES--2.9%
             3,990 3M Co...............................     490,770
            18,500 General Electric Co.................     537,425
                                                        -----------
                                                          1,028,195
                                                        -----------

                   CONTAINERS & GLASS--0.4%
             8,100 Smurfit Stone Container Corp........     124,902
                                                        -----------

                   COSMETICS & TOILETRIES--0.6%
               700 Avon Products, Inc..................      36,568
             4,500 Gillette Co.........................     152,415
               300 The Estee Lauder Cos., Inc..........      10,560
                                                        -----------
                                                            199,543
                                                        -----------

                   DOMESTIC OIL--4.9%
             1,700 Anadarko Petroleum Corp.............      83,810
             3,309 Apache Corp.........................     190,201
             4,300 Devon Energy Corp...................     211,904
             2,060 Equitable Resources, Inc............      70,658
            29,108 ExxonMobil Corp.....................   1,191,100
                                                        -----------
                                                          1,747,673
                                                        -----------

                   DRUGS & HEALTH CARE--7.5%
             9,420 Applera Corp. (b)...................     183,596
             7,500 Baxter International, Inc...........     333,375
             8,400 Eli Lilly & Co......................     473,760
            15,900 HealthSouth Corp....................     203,361
             3,200 Lincare Holdings, Inc. (b)..........     103,360
            35,715 Pfizer, Inc.........................   1,250,025
             1,700 Tenet Healthcare Corp. (b)..........     121,635
                                                        -----------
                                                          2,669,112
                                                        -----------

                   ELECTRICAL EQUIPMENT--1.0%
             3,100 SPX Corp. (b).......................     364,250
                                                        -----------

                   ELECTRONICS--0.5%
             5,000 Maxim Integrated Products, Inc. (b).     191,650
                                                        -----------

                See accompanying notes to financial statements.

                                    NEZF-96

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                      (NOTE 1A)
     ----------------------------------------------------------------------

            FEDERAL AGENCIES--3.4%
     10,090 Federal Home Loan Mortgage Corp.................... $   617,508
      7,910 Federal National Mortgage Association..............     583,363
                                                                -----------
                                                                  1,200,871
                                                                -----------

            FINANCIAL SERVICES--3.0%
     13,210 Capital One Financial Corp.........................     806,471
      4,100 Hartford Financial Services Group, Inc.............     243,827
                                                                -----------
                                                                  1,050,298
                                                                -----------

            FOOD & BEVERAGES--1.4%
      7,900 Anheuser Busch Cos., Inc...........................     395,000
      2,700 Kellogg Co.........................................      96,822
                                                                -----------
                                                                    491,822
                                                                -----------

            FOREIGN CORPORATE--3.9%
     23,463 BP Amoco, Plc., (GBP)..............................     197,109
      9,023 Diageo, Plc., (GBP)................................     117,209
      4,600 Encana Corp., (CAD)................................     141,450
     16,000 Nissan Motor Co., Ltd., (JPY)......................     110,791
      5,355 Syngenta AG, (CHF).................................     321,156
      1,910 Total Fina S.A., (EUR).............................     309,530
      2,900 Unilever NV, (EUR).................................     189,530
                                                                -----------
                                                                  1,386,775
                                                                -----------

            HEALTH CARE--PRODUCTS--3.2%
      5,800 Procter & Gamble Co................................     517,940
     12,130 Wyeth..............................................     621,056
                                                                -----------
                                                                  1,138,996
                                                                -----------

            HOTELS & RESTAURANTS--0.3%
      3,500 Starwood Hotels & Resorts Worldwide, Inc. (Class B)     115,115
                                                                -----------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.4%
      2,200 Lennar Corp........................................     134,640
                                                                -----------

            INDUSTRIAL MACHINERY--2.3%
      6,400 Danaher Corp.......................................     424,640
      5,700 Illinois Tool Works, Inc...........................     389,310
                                                                -----------
                                                                    813,950
                                                                -----------

            INSURANCE--8.8%
     16,700 ACE, Ltd...........................................     527,720
     10,430 AFLAC, Inc.........................................     333,760
      7,600 Allstate Corp......................................     281,048
      3,328 American International Group, Inc..................     227,070
      1,170 CIGNA Corp.........................................     113,981
      7,000 The Chubb Corp.....................................     495,600
      6,050 The St. Paul Cos., Inc.............................     235,466
     24,000 Travelers Property Casualty Corp...................     424,800
      5,800 Xl Capital, Ltd....................................     491,260
                                                                -----------
                                                                  3,130,705
                                                                -----------

                                                             VALUE
          SHARES                                           (NOTE 1A)
          -----------------------------------------------------------

                 INTERNET--0.3%
           7,500 Check Point Software Technologies, Ltd.. $   101,700
                                                          -----------

                 INVESTMENT BROKERAGE--2.0%
           4,600 Charles Schwab Corp.....................      51,520
           5,100 Goldman Sachs Group, Inc................     374,085
           7,500 Merrill Lynch & Co., Inc................     303,750
                                                          -----------
                                                              729,355
                                                          -----------

                 MEDICAL LABORATORIES--0.5%
           3,900 Laboratory Corp. of America Holdings (b)     178,035
                                                          -----------

                 NEWSPAPERS--0.2%
           1,900 Tribune Co..............................      82,650
                                                          -----------

                 PAPER & FOREST--1.2%
           6,700 International Paper Co..................     291,986
           2,000 Kimberly-Clark Corp.....................     124,000
                                                          -----------
                                                              415,986
                                                          -----------

                 PETROLEUM SERVICES--0.3%
           2,900 Baker Hughes, Inc.......................      96,541
                                                          -----------

                 PUBLISHING--0.2%
           1,100 Gannett, Inc............................      83,490
                                                          -----------

                 RETAIL--9.5%
          17,200 Home Depot, Inc.........................     631,756
           3,300 Lowe's Cos., Inc........................     149,820
          13,150 Safeway, Inc. (b).......................     383,848
           8,900 Sears Roebuck & Co......................     483,270
          12,700 Target Corp.............................     483,870
          22,900 Wal-Mart Stores, Inc....................   1,259,729
                                                          -----------
                                                            3,392,293
                                                          -----------

                 SOFTWARE--3.1%
           7,500 Accenture, Ltd..........................     142,500
          46,470 Oracle Corp. (b)........................     440,071
           8,200 PeopleSoft, Inc.........................     122,016
           8,480 Rational Software Corp. (b).............      69,621
           7,800 Sungard Data Systems, Inc. (b)..........     206,544
           6,244 VERITAS Software Corp. (b)..............     123,568
                                                          -----------
                                                            1,104,320
                                                          -----------

                 TELEPHONE--2.0%
          16,300 AT&T Corp. (b)..........................      62,755
          16,700 AT&T Corp...............................     178,690
          14,900 BellSouth Corp..........................     469,350
                                                          -----------
                                                              710,795
                                                          -----------

                 TOBACCO--1.2%
           9,700 Philip Morris Cos., Inc.................     423,696
                                                          -----------
                 Total Common Stocks
                  (Identified Cost $38,100,779)..........  34,329,771
                                                          -----------

                See accompanying notes to financial statements.

                                    NEZF-97

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

SHORT TERM INVESTMENTS--2.8% OF TOTAL NET ASSETS


             FACE                                             VALUE
            AMOUNT                                          (NOTE 1A)
          ------------------------------------------------------------

                     DISCOUNT NOTES--2. 8%
          $1,006,000 Federal National Mortgage Association
                      1.900%, 07/01/02.................... $ 1,006,000
                                                           -----------
                     Total Short Term Investments
                      (Identified Cost $1,006,000)........   1,006,000
                                                           -----------
                     Total Investments--99.2%
                      (Identified Cost $39,106,779) (a)...  35,335,771
                     Other assets less liabilities........     300,972
                                                           -----------
                     TOTAL NET ASSETS--100%............... $35,636,743
                                                           ===========

(a)Federal Tax Information:
   At June 30, 2002 the net unrealized depreciation on investments based on cost of $39,106,779 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $ 1,310,780
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (5,081,788)
                                                                -----------
    Net unrealized depreciation................................ $(3,771,008)
                                                                ===========

(b)Non-income producing security.

Key to Abbreviations:
CAD--Canadian Dollar
CHF--Swiss Franc
EUR--Euro Currency
GBP--Pound Sterling
JPY--Japanese Yen

                See accompanying notes to financial statements.

                                    NEZF-98

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value........................          $ 35,335,771
       Cash........................................                15,088
       Foreign cash at value (Identified cost
        $41,227)...................................                44,111
       Receivable for:
        Securities sold............................               475,500
        Fund shares sold...........................                43,387
        Dividends and interest.....................                40,965
        Foreign taxes..............................                 2,791
                                                             ------------
         Total Assets..............................            35,957,613
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $ 30,082
        Securities purchased.......................  227,697
       Accrued expenses:
        Management fees............................   21,144
        Service and distribution fees..............      162
        Deferred trustees fees.....................    4,051
        Other expenses.............................   37,734
                                                    --------
         Total Liabilities.........................               320,870
                                                             ------------
     NET ASSETS....................................          $ 35,636,743
                                                             ============
       Net assets consist of :
        Capital paid in............................          $ 57,362,338
        Undistributed net investment income........                85,399
        Accumulated net realized gains (losses)....           (18,043,185)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........            (3,767,809)
                                                             ------------
     NET ASSETS....................................          $ 35,636,743
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($34,285,970 divided by 4,417,496 shares of
      beneficial interest).........................          $       7.76
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($1,350,773 divided by 174,660 shares of
      beneficial interest).........................          $       7.73
                                                             ============
     Identified cost of investments................          $ 39,106,779
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................              $   238,989(a)
       Interest................................                   18,561
                                                             -----------
                                                                 257,550
     EXPENSES
       Management fees......................... $   149,836
       Service and distribution fees--Class E..         640
       Trustees fees and expenses..............       6,971
       Custodian...............................      36,226
       Audit and tax services..................      10,725
       Legal...................................         163
       Printing................................       7,181
       Insurance...............................         445
       Miscellaneous...........................       2,246
                                                -----------
       Total expenses before reductions........     214,433
       Expense reductions......................     (33,991)
       Less expenses assumed by the investment
        adviser................................     (17,149)     163,293
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                   94,257
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  (4,055,579)
       Foreign currency transactions--net......     (17,691)  (4,073,270)
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (1,902,768)
       Foreign currency transactions--net......         204   (1,902,564)
                                                -----------  -----------
     Net gain (loss)...........................               (5,975,834)
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $(5,881,577)
                                                             ===========

(a)Net of foreign taxes of $2,675

                See accompanying notes to financial statements.

                                    NEZF-99

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED      YEAR ENDED
                                                                       JUNE 30,   DECEMBER 31,
                                                                         2002         2001
                                                                     -----------  ------------
FROM OPERATIONS
  Net investment income............................................. $    94,257  $     67,162
  Net realized gain (loss)..........................................  (4,073,270)  (13,497,386)
  Unrealized appreciation (depreciation)............................  (1,902,564)    1,491,671
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (5,881,577)  (11,938,553)
                                                                     -----------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (59,155)       (4,898)
    Class E.........................................................      (1,315)            0
                                                                     -----------  ------------
                                                                         (60,470)       (4,898)
                                                                     -----------  ------------
   Net realized gain
    Class A.........................................................           0      (450,593)
                                                                     -----------  ------------
  TOTAL DISTRIBUTIONS...............................................     (60,470)     (455,491)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (989,456)    1,051,961
                                                                     -----------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (6,931,503)  (11,342,083)

NET ASSETS
  Beginning of the period...........................................  42,568,246    53,910,329
                                                                     -----------  ------------
  End of the period................................................. $35,636,743  $ 42,568,246
                                                                     ===========  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    85,399  $     51,612
                                                                     ===========  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED            YEAR ENDED
                                                                    JUNE 30, 2002           DECEMBER 31, 2001
                                                               -----------------------  ------------------------
                                                                 SHARES         $         SHARES          $
                                                               ----------  -----------  ----------  ------------
CLASS A
  Sales.......................................................    824,891  $ 7,141,362   2,430,761  $ 24,234,645
  Reinvestments...............................................      6,602       59,155      44,525       455,491
  Redemptions................................................. (1,082,220)  (9,334,903) (2,477,652)  (24,008,171)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................   (250,727) $(2,134,386)     (2,366) $    681,965
                                                               ==========  ===========  ==========  ============
CLASS E
  Sales.......................................................    146,286  $ 1,258,487      42,533  $    376,060
  Reinvestments...............................................        147        1,315           0             0
  Redemptions.................................................    (13,602)    (114,872)       (704)       (6,064)
                                                               ----------  -----------  ----------  ------------
  Net increase (decrease).....................................    132,831  $ 1,144,930      41,829  $    369,996
                                                               ==========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions.   (117,896) $  (989,456)     39,463  $  1,051,961
                                                               ==========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                   NEZF-100

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                       CLASS A                                CLASS E
                                                   --------------------------------------------     -----------------------
                                                   SIX MONTHS      YEAR ENDED     APRIL 30, 1999(A) SIX MONTHS   MAY 1, 2001(A)
                                                     ENDED        DECEMBER 31,         THROUGH        ENDED         THROUGH
                                                    JUNE 30,    ----------------    DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                      2002        2001     2000         1999           2002           2001
                                                   ----------   -------  -------  ----------------- ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  9.04     $ 11.54  $ 11.98       $10.00         $ 9.01         $10.52
                                                    -------     -------  -------       ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.02        0.01     0.02         0.00           0.01           0.02
 Net realized and unrealized gain (loss) on
   investments....................................    (1.29)      (2.42)   (0.45)        1.98          (1.28)         (1.53)
                                                    -------     -------  -------       ------         ------         ------
 Total from investment operations.................    (1.27)      (2.41)   (0.43)        1.98          (1.27)         (1.51)
                                                    -------     -------  -------       ------         ------         ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........    (0.01)      (0.09)   (0.01)        0.00          (0.01)          0.00
                                                    -------     -------  -------       ------         ------         ------
 Total distributions..............................    (0.01)      (0.09)   (0.01)        0.00          (0.01)          0.00
                                                    -------     -------  -------       ------         ------         ------
NET ASSET VALUE, END OF PERIOD....................  $  7.76     $  9.04  $ 11.54       $11.98         $ 7.73         $ 9.01
                                                    =======     =======  =======       ======         ======         ======
TOTAL RETURN (%)..................................    (14.0)(b)   (21.0)    (3.6)        19.8 (b)      (14.1)(b)      (14.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.90 (c)    0.90     0.90         0.90 (c)       1.05 (c)       1.05 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.81 (c)    0.90     0.90           --           0.96 (c)       1.05 (c)
Ratio of net investment income to average net
 assets (%).......................................     0.47 (c)    0.14     0.09        (0.06)(c)       0.32 (c)       0.08 (c)
Portfolio turnover rate (%).......................      115 (c)      98       83           84 (c)        115 (c)         98 (c)
Net assets, end of period (000)...................  $34,286     $42,191  $53,910       $6,872         $1,351         $  377
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............     1.07 (c)    1.06     1.25         2.03 (c)       1.22 (c)       1.21 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-101

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES (FORMERLY CAPITAL GROWTH SERIES)

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  8/26/83

 ASSET CLASS
 LARGE CAP
 MUTUAL FUNDS

   NET ASSETS
  $1.1 BILLION

 SERIES ADVISER
METLIFE ADVISERS,
       LLC

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Zenith Equity Series Class A shares returned -12.0%. This return includes the Series' performance both before and after the change in the subadviser. The Series' benchmark, the Standard & Poor's 500 Stock Index,(R)/10/ returned -13.2% for the same time period. The average return of the Series' peer group, the Lipper Variable Insurance Products Multi-Cap Value Fund/5 /category, was -8.4% for the six months ended June 30, 2002.
PORTFOLIO ACTIVITY
Prior to May 1, 2002, this Series was known as the Capital Growth Series and was managed by Capital Growth Management, Limited Partnership. Beginning on May 1, 2002, the Series became a "fund of funds" that invests exclusively in other series of the New England Zenith Fund. Currently, MetLife Advisers invests the assets of the Zenith Equity Series equally among the Capital Guardian U.S. Equity Series, the FI Structured Equity Series, and the Jennison Growth Series (the "Underlying Series").

For information on the Underlying Series, please see sections of this report pertaining to each of the Underlying Series.


                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                NEW ENGLAND ZENITH FUND,
                 FI STRUCTURED EQUITY SERIES........    34.8%
                NEW ENGLAND ZENITH FUND,
                 JENNISON GROWTH SERIES.............    33.2
                NEW ENGLAND ZENITH FUND,
                 CAPITAL GUARDIAN U.S. EQUITY SERIES    32.0

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

      Zenith Equity Series  S&P 500 Index
      --------------------  -------------
6/92         $10,000          $10,000
6/93          11,307           11,361
6/94          11,439           11,520
6/95          14,388           14,518
6/96          16,395           18,290
6/97          22,377           24,634
6/98          29,585           32,060
6/99          32,939           39,357
6/00          34,010           42,213
6/01          30,533           35,956
6/02          25,320           29,493

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                LIPPER VARIABLE
                          ZENITH EQUITY S&P 500 MULTI CAP VALUE
                             CLASS A     INDEX   FUNDS AVERAGE
                 6 Months     -12.0%     -13.2%      - 8.4%
                 1 Year       -17.1      -18.0       -10.9
                 3 Years      - 8.4      - 9.2       - 1.3
                 5 Years        2.5        3.7         5.2
                 10 Years       9.7       11.4        11.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                   NEZF-102

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

INVESTMENTS--100% OF TOTAL NET ASSETS

                                                              VALUE
  SHARES                                                    (NOTE 1A)
------------------------------------------------------------------------

           MUTUAL FUNDS--100.0%
39,710,984 New England Zenith Fund, Capital Guardian
            U.S. Equity Series.......................... $  343,500,010
 2,642,804 New England Zenith Fund, FI Structured Equity
            Series......................................    373,851,010
39,735,895 New England Zenith Fund, Jennison Growth
            Series......................................    356,828,336
                                                         --------------
                                                          1,074,179,356
                                                         --------------
           Total Investments--100.0%
            (Identified Cost $1,191,977,208) (a)........  1,074,179,356
           Other Assets Less Liabilities................       (201,215)
                                                         --------------
TOTAL NET ASSETS........................................ $1,073,978,141
                                                         ==============

(a) Federal Tax Information:
    At June 30, 2002 the net unrealized depreciation on investments based on cost of $1,191,977,208 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $           0
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value..............................................  (117,797,852)
                                                              -------------
    Net unrealized depreciation.............................. $(117,797,852)
                                                              =============

                See accompanying notes to financial statements.

                                   NEZF-103

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
  Investments at value........................          $1,074,179,356
  Receivable for:
   Securities sold............................                 446,161
   Fund shares sold...........................                 497,156
                                                        --------------
    Total Assets..............................           1,075,122,673
LIABILITIES
  Payable for:
   Fund shares redeemed....................... $943,317
  Accrued expenses:
   Deferred trustees fees.....................  100,072
   Other expenses.............................  101,143
                                               --------
    Total Liabilities.........................               1,144,532
                                                        --------------
NET ASSETS....................................          $1,073,978,141
                                                        ==============
  Net assets consist of:
   Capital paid in............................          $1,318,530,594
   Undistributed net investment income........               1,236,612
   Accumulated net realized gains (losses)....            (127,991,213)
   Unrealized appreciation (depreciation) on
    investments and foreign currency..........            (117,797,852)
                                                        --------------
NET ASSETS....................................          $1,073,978,141
                                                        ==============
Computation of offering price:
CLASS A
  Net asset value and redemption price per
   share ($1,073,978,141 divided by
   3,611,559 shares of beneficial interest)...          $       297.37
                                                        ==============
  Identified cost of investments..............          $1,191,977,208
                                                        ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................               $   2,707,069
  Interest................................                   1,276,034
                                                         -------------
                                                             3,983,103
                                                         -------------
EXPENSES
  Management fees......................... $  2,675,372
  Trustees fees and expenses..............       19,445
  Custodian...............................       67,645
  Audit and tax services..................        4,775
  Legal...................................        7,021
  Printing................................       75,954
  Insurance...............................       14,348
  Miscellaneous...........................        4,814
                                           ------------
  Total expenses before reductions........    2,869,374
  Expense reductions......................     (140,533)     2,728,841
                                           ------------  -------------
NET INVESTMENT INCOME.....................                   1,254,262
                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................  113,293,610
  Futures--net............................  (53,589,263)    59,704,347
                                           ------------
Unrealized appreciation (depreciation) on:
  Investments--net........................                (209,044,526)
                                                         -------------
NET GAIN (LOSS)...........................                (149,340,179)
                                                         -------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS...................               $(148,085,917)
                                                         =============

                See accompanying notes to financial statements.

                                   NEZF-104

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       SIX MONTHS
                                                                         ENDED         YEAR ENDED
                                                                        JUNE 30,      DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    1,254,262  $    4,603,847
  Net realized gain (loss)..........................................     59,704,347    (161,530,436)
  Unrealized appreciation (depreciation)............................   (209,044,526)   (130,362,048)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (148,085,917)   (287,288,637)
                                                                     --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.............................................     (3,939,351)    (22,989,363)
                                                                     --------------  --------------
  Total distributions...............................................     (3,939,351)    (22,989,363)
                                                                     --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares......................................     89,734,150     208,157,118
  Reinvestment of distributions.....................................      3,939,351      22,989,363
  Cost of shares redeemed...........................................   (178,027,930)   (354,794,022)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (84,354,429)   (123,647,541)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (236,379,697)   (433,925,541)
NET ASSETS
  Beginning of the period...........................................  1,310,357,838   1,744,283,379
                                                                     --------------  --------------
  End of the period................................................. $1,073,978,141  $1,310,357,838
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    1,236,612  $    3,921,701
                                                                     ==============  ==============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....................................        269,316         611,222
  Issued in reinvestment of distributions...........................         11,459          64,934
  Redeemed..........................................................       (536,582)     (1,043,665)
                                                                     --------------  --------------
  Net Change........................................................       (255,807)       (367,509)
                                                                     ==============  ==============

                See accompanying notes to financial statements.

                                   NEZF-105

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                     SIX MONTHS
                                                       ENDED                        YEAR ENDED DECEMBER 31,
                                                      JUNE 30,    ----------------------------------------------------------
                                                        2002         2001        2000        1999        1998        1997
                                                   ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR................ $   338.82     $   411.89  $   434.74  $   468.03  $   399.60  $   427.08
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................       0.38           1.37        5.85        3.35        5.29        2.52
 Net realized and unrealized gain (loss) on
   investments....................................     (40.77)        (68.85)     (26.21)      68.25      130.40       95.67
                                                   ----------     ----------  ----------  ----------  ----------  ----------
 Total from investment operations.................     (40.39)        (67.48)     (20.36)      71.60      135.69       98.19
                                                   ----------     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      (1.06)         (5.59)      (0.13)      (3.33)      (5.31)      (2.52)
 Distributions from net realized capital gains....       0.00           0.00       (2.36)    (101.18)     (61.73)    (123.15)
 Distributions in excess of net realized capital
   gains..........................................       0.00           0.00        0.00       (0.38)      (0.22)       0.00
                                                   ----------     ----------  ----------  ----------  ----------  ----------
 Total distributions..............................      (1.06)         (5.59)      (2.49)    (104.89)     (67.26)    (125.67)
                                                   ----------     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................... $   297.37     $   338.82  $   411.89  $   434.74  $   468.03  $   399.60
                                                   ==========     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)..................................      (12.0)(b)      (16.4)       (4.7)       15.7        34.1        23.5
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       0.46 (a)       0.69        0.66        0.66        0.66        0.67
Ratio of operating expenses to average net assets
 after expense reductions (%) [c].................       0.44 (a)       0.68        0.65          --          --          --
Ratio of net investment income to average net
 assets (%).......................................       0.20 (a)       0.33        1.34        0.67        1.18        0.52
Portfolio turnover rate (%).......................        529 (a)        245         272         206         204         214
Net assets, end of period (000)................... $1,073,978     $1,310,358  $1,744,283  $2,064,016  $1,895,748  $1,425,719

(a) Computed on an annualized basis.
(b) Periods less than one year are not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-106

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*

 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/02

 ASSET CLASS
 MID CAP STOCK

  NET ASSETS
 $3.1 MILLION

   PORTFOLIO
    MANAGER
PETER SAPERSTONE
   FIDELITY
  MANAGEMENT
 AND RESEARCH
    COMPANY

PERFORMANCE AT-A-GLANCE
For the two month period ended June 30, 2002, the FI Mid Cap Opportunities Series Class A shares returned -9.3%. Its benchmark, the Standard and Poor's 400 Mid Cap Index(R)/10/ had a return of -8.9%. Over the same time period, the Lipper Variable Mid Cap Core Fund Index/5/ returned -8.9%.

PORTFOLIO ACTIVITY
In the second quarter of 2002, the S&P 500(R) index, a common proxy for the US equity market, turned in its second worst quarterly performance since the current stock market decline began in March of 2000. The recent spate of questionable accounting practices in corporate America first surfaced in the fall of 2001, when Enron declared bankruptcy. In the second quarter of 2002, Enron's auditor, Arthur Andersen was convicted on felony charges, and more accounting problems turned-up at other companies raising the possibility of additional bankruptcies. In addition, a host of corporate CEOs were investigated on a variety of charges ranging from tax evasion to insider trading, and several were forced to resign. Economic data remained mixed, making it difficult to assess the strength of the economic recovery. After leading in the market rally of the late 1990s and early 2000, telecommunications companies lost considerable ground as an oversupply of capacity led to poor earnings growth.
PORTFOLIO OUTLOOK
The economic environment remains uncertain, and the prospects for a booming recovery are unclear. The Series will continue to employ its investment process. Emphasis will be on trying to find solid companies with good earnings visibility selling at reasonable valuations, while trying to avoid any potential blowups. We will continue to invest stock-by-stock, sector-by-sector.



                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                   % OF
                                                  TOTAL
                                                   NET
                       SECURITY                   ASSETS
                       ---------------------------------
                       CITIZENS COMMUNICATIONS...  4.0%
                       BIG LOTS, INC.............  3.3
                       ARAMARK CORP..............  2.7
                       ADVANCEPCS................  2.4
                       BARR LABORATORIES, INC....  2.3
                       BORDERS GROUP, INC........  2.2
                       STILWELL FINANCIAL, INC...  2.2
                       PEPSI BOTTLING GROUP, INC.  2.1
                       PULTE CORP................  2.1
                       FIRSTENERGY CORP..........  2.0





                See footnotes to Portfolio Manager Commentary.

                                   NEZF-107

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--100.4% OF TOTAL NET ASSETS


                                              VALUE
SHARES                                      (NOTE 1A)
------------------------------------------------------

       AEROSPACE & DEFENSE--0. 8%
   200 United Defense Industries, Inc...... $    4,600
   910 Veridian Corp.......................     20,657
                                            ----------
                                                25,257
                                            ----------

       AIR TRAVEL--2.4%
   520 Alaska Air Group, Inc. (b)..........     13,572
 3,255 Continental Airlines, Inc. (Class B)     51,364
 1,260 Frontier Airlines, Inc. (b).........     10,244
                                            ----------
                                                75,180
                                            ----------

       AUTOMOBILES--0.9%
 2,700 General Motors Corp.................     28,080
                                            ----------

       BANKS--2.6%
   550 Bank Hawaii Corp....................     15,400
   430 City National Corp..................     23,112
   330 Commerce Bancorp, Inc. (b)..........     14,586
   280 Greater Bay Bancorp.................      8,613
 1,320 Sovereign Bancorp, Inc..............     19,734
                                            ----------
                                                81,445
                                            ----------

       BROADCASTING--1.3%
   460 Radio One, Inc. (b).................      6,840
 2,240 Radio One, Inc. (Class D) (b).......     33,309
                                            ----------
                                                40,149
                                            ----------

       BUILDING & CONSTRUCTION--5.4%
   360 American Standard Cos., Inc. (b)....     27,036
 1,600 D.R. Horton, Inc....................     41,648
 1,130 Pulte Corp..........................     64,952
   950 York International Corp.............     32,101
                                            ----------
                                               165,737
                                            ----------

       BUSINESS SERVICES--9.8%
 3,340 Aramark Corp........................     83,500
 2,480 Ceridian Corp.......................     47,070
 1,010 H&R Block, Inc......................     46,611
   280 John H. Harland Co..................      7,896
 1,660 Manpower, Inc.......................     61,005
   550 Paychex, Inc........................     17,210
   900 Weight Watchers International, Inc..     39,096
                                            ----------
                                               302,388
                                            ----------

       CHEMICALS--0.3%
   750 Crompton Corp.......................      9,563
                                            ----------

       COAL--1.1%
 2,650 Massey Energy Corp..................     33,655
                                            ----------

       COMMUNICATION SERVICES--8.0%
 2,270 AOL Time Warner, Inc................     33,392
14,850 Citizens Communications Co..........    124,146
   500 Cox Communications, Inc.............     13,775

                                                     VALUE
SHARES                                             (NOTE 1A)
-------------------------------------------------------------

       COMMUNICATION SERVICES--(CONTINUED)
2,000  Echostar Communications, Inc. (b).......... $   37,120
  200  Emmis Communications Corp. (b).............      4,238
  960  Lamar Advertising Co.......................     35,721
                                                   ----------
                                                      248,392
                                                   ----------

       COMMUNICATIONS--3.5%
1,460  Ensco International, Inc...................     39,800
1,100  Grant Prideco, Inc. (b)....................     14,960
  320  Helmerich & Payne, Inc.....................     11,430
  160  Lafarge North America Inc..................      5,624
1,090  Tidewater, Inc.............................     35,883
                                                   ----------
                                                      107,697
                                                   ----------

       COMPUTERS & BUSINESS EQUIPMENT--1.9%
3,050  Atmel Corp. (b)............................     19,093
  600  Fairchild Semiconductor International, Inc.     14,580
1,090  Micron Technology, Inc.....................     22,040
  300  Polycom, Inc. (b)..........................      3,597
                                                   ----------
                                                       59,310
                                                   ----------

       DOMESTIC OIL--1.2%
1,770  National-Oilwell, Inc. (b).................     37,259
                                                   ----------

       DRUGS & HEALTH CARE--13.2%
3,140  AdvancePCS.................................     75,172
  620  Anthem, Inc................................     41,838
1,030  Boston Scientific Corp.....................     30,200
  540  Community Health Systems, Inc..............     14,472
  200  Eon Laboratories Inc.......................      3,558
1,770  Gilead Sciences, Inc. (b)..................     58,198
2,080  Health Management Associates, Inc. (b).....     41,912
  250  IDEC Pharmaceuticals Corp. (b).............      8,862
  370  McKesson Corp..............................     12,099
  270  St. Jude Medical, Inc. (b).................     19,939
1,820  Sybron Dental Specialties, Inc. (b)........     33,670
  350  Tenet Healthcare Corp. (b).................     25,042
  560  Triad Hospitals, Inc. (b)..................     23,733
  200  Varian Medical Systems, Inc. (b)...........      8,110
  400  Wilson Greatbatch Technologies, Inc. (b)...     10,192
                                                   ----------
                                                      406,997
                                                   ----------

       ELECTRIC UTILITIES--2.0%
1,880  FirstEnergy Corp...........................     62,754
                                                   ----------

       ELECTRICAL EQUIPMENT--1.5%
  350  SPX Corp. (b)..............................     41,125
  350  Thermo Electron Corp.......................      5,775
                                                   ----------
                                                       46,900
                                                   ----------

       ELECTRONICS--2.3%
  500  Arrow Electronics, Inc.....................     10,375
  100  Avnet, Inc.................................      2,199
  430  Mettler Toledo International, Inc. (b).....     15,854

                See accompanying notes to financial statements.

                                   NEZF-108

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                            VALUE
SHARES                                    (NOTE 1A)
----------------------------------------------------

       ELECTRONICS--(CONTINUED)
1,610  Waters Corp. (b).................. $   42,987
                                          ----------
                                              71,415
                                          ----------

       FINANCIAL SERVICES--3.6%
  700  Lehman Brothers Holdings, Inc.....     43,764
3,660  Stilwell Financial, Inc...........     66,612
                                          ----------
                                             110,376
                                          ----------

       FOOD & BEVERAGES--4.2%
1,100  Coca Cola Enterprises, Inc........     24,288
  720  Dean Foods Co.....................     26,856
2,140  Pepsi Bottling Group, Inc.........     65,912
  400  Performance Food Group Co. (b)....     13,544
                                          ----------
                                             130,600
                                          ----------

       FOREIGN CORPORATE--1.1%
2,510  Falconbridge, Ltd., (CAD).........     32,889
                                          ----------

       GAS & OIL EXPLORATION--2.4%
  280  Nabors Industries, Ltd............      9,884
1,210  Noble Corp........................     46,706
  390  Weatherford International, Ltd....     16,848
                                          ----------
                                              73,438
                                          ----------

       GAS & PIPELINE UTILITIES--0.3%
  370  Patterson-UTI Energy, Inc.........     10,445
                                          ----------

       HOTELS & RESTAURANTS--0.6%
  400  Boyd Gaming Corp. (b).............      5,760
  310  Wendy's International, Inc........     12,347
                                          ----------
                                              18,107
                                          ----------

       HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.6%
  220  Beazer Homes USA, Inc. (b)........     17,600
                                          ----------

       INDUSTRIAL MACHINERY--1.0%
1,130  Pall Corp.........................     23,448
  370  Terex Corp. (b)...................      8,321
                                          ----------
                                              31,769
                                          ----------

       INSURANCE--5.4%
1,520  ACE, Ltd..........................     48,032
  680  Ambac Financial Group, Inc........     45,696
  460  Everest Reinsurance Group, Ltd....     25,737
1,010  HCC Insurance Holdings, Inc.......     26,613
  260  Xl Capital, Ltd...................     22,022
                                          ----------
                                             168,100
                                          ----------

       LEISURE--3.8%
1,050  Harrah's Entertainment, Inc. (b)..     46,567
2,400  Magna Entertainment Corp. (b).....     16,776
1,460  Six Flags, Inc. (b)...............     21,097
  900  Station Casinos, Inc. (b).........     16,065

                                              VALUE
SHARES                                      (NOTE 1A)
------------------------------------------------------

       LEISURE--(CONTINUED)
1,370  WMS Industries, Inc. (b)............ $   16,783
                                            ----------
                                               117,288
                                            ----------

       MEDICAL LABORATORIES--2.3%
1,140  Barr Laboratories, Inc. (b).........     72,424
                                            ----------

       PETROLEUM SERVICES--0.5%
  460  BJ Services Co......................     15,585
                                            ----------

       RETAIL--8.6%
  120  Autozone, Inc.......................      9,276
5,120  Big Lots, Inc.......................    100,762
3,700  Borders Group, Inc. (b).............     68,080
  880  Brinker International, Inc. (b).....     27,940
  730  Jack in the Box, Inc. (b)...........     23,214
  350  Kohl's Corp.........................     24,528
  200  Too, Inc. (b).......................      6,160
  100  eBay, Inc. (b)......................      6,162
                                            ----------
                                               266,122
                                            ----------

       SEMICONDUCTORS--1.8%
2,300  Advanced Micro Devices, Inc. (b)....     22,356
4,710  Flextronics International, Ltd. (b).     33,582
                                            ----------
                                                55,938
                                            ----------

       SHIPBUILDING--0.5%
  560  Stelmar Shipping Ltd................      8,310
  410  Tsakos Energy Navigation, Ltd.......      5,740
                                            ----------
                                                14,050
                                            ----------

       SOFTWARE--4.1%
1,755  BEA Systems, Inc. (b)...............     16,690
1,020  Cadence Design Systems, Inc. (b)....     16,442
4,516  Compuware Corp. (b).................     27,412
1,180  Networks Associates, Inc. (b).......     22,739
  900  PeopleSoft, Inc.....................     13,392
  500  Symantec Corp. (b)..................     16,425
  900  YAHOO!, Inc.........................     13,284
                                            ----------
                                               126,384
                                            ----------

       TOBACCO--1.4%
  810  R.J. Reynolds Tobacco Holdings, Inc.     43,538
                                            ----------
       Total Common Stocks
        (Identified Cost $3,324,001).......  3,106,831
                                            ----------


                See accompanying notes to financial statements.

                                   NEZF-109

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

BONDS & NOTES--0.4%



 FACE                                        VALUE
AMOUNT                                     (NOTE 1A)
-----------------------------------------------------

        COMMUNICATION SERVICES--0.4%
$30,000 Redback Networks 5.000%, 04/01/07 $   13,125
                                          ----------
        Total Bonds & Notes
         (Identified Cost $13,341).......     13,125
                                          ----------
        Total Investments--100.8%........
        (Identified Cost $3,337,342) (a).  3,119,956
        Other assets less liabilities....    (25,106)
                                          ----------
        TOTAL NET ASSETS--100%........... $3,094,850
                                          ==========

(a)Federal Tax Information
   At June 30, 2002 the net unrealized depreciation on investment based on cost of $3,337,342 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all
           investments in which there is an excess of
           value over tax cost............................ $  46,730
          Aggregate gross unrealized depreciation for all
           investments in which there is an excess of tax
           cost over value................................  (264,116)
                                                           ---------
          Net unrealized depreciation..................... $(217,386)
                                                           =========

(b)Non-income producing security.

Key to Abbreviations:
CAD--Canadian Dollar

                See accompanying notes to financial statements.

                                   NEZF-110

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

     ASSETS
       Investments at value..........................          $3,119,956
       Cash..........................................             109,834
       Receivable for:
        Securities sold..............................             103,171
        Fund shares sold.............................              14,329
        Dividends and interest.......................               1,794
        Due from Investment Adviser..................              22,989
                                                               ----------
         Total Assets................................           3,372,073
     LIABILITIES
       Payable for:
        Fund shares redeemed......................... $  5,326
        Securities purchased.........................  246,111
       Accrued expenses:
        Management fees..............................    1,361
        Service and distribution fees................       84
        Other expenses...............................   24,341
                                                      --------
         Total Liabilities...........................             277,223
                                                               ----------
     NET ASSETS......................................          $3,094,850
                                                               ==========
       Net assets consist of:
        Capital paid in..............................          $3,376,608
        Undistributed net investment loss............                (927)
        Accumulated net realized gains (losses)......             (63,448)
        Unrealized appreciation (depreciation) on
         investments and foreign currency............            (217,383)
                                                               ----------
     NET ASSETS......................................          $3,094,850
                                                               ==========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($2,284,613 divided by 251,863 shares of
      beneficial interest)...........................          $     9.07
                                                               ==========
     CLASS B
     Net asset value and redemption price per share
      ($99,907 divided by 11,016 shares of beneficial
      interest)......................................          $     9.07
                                                               ==========
     CLASS E
     Net asset value and redemption price per share
      ($710,330 divided by 78,311 shares of
      beneficial interest)...........................          $     9.07
                                                               ==========
     Identified cost of investments..................          $3,337,342
                                                               ==========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH JUNE 30, 2002 (UNAUDITED)

      INVESTMENT INCOME
        Dividends..................................            $   3,065
        Interest...................................                  801
                                                               ---------
                                                                   3,866
      EXPENSES
        Management fees............................ $   3,919
        Service and distribution fees--Class B.....        14
        Service and distribution fees--Class E.....       126
        Custodian..................................    17,151
        Audit and tax services.....................     5,275
        Legal......................................       550
        Printing...................................     1,215
        Miscellaneous..............................       151
                                                    ---------
        Total expenses before reductions...........    28,401
        Expense reductions.........................   (23,608)     4,793
                                                    ---------  ---------
      NET INVESTMENT LOSS..........................                 (927)
                                                               ---------
      REALIZED AND UNREALIZED GAIN (LOSS)
        Realized gain (loss) on:
         Investments--net..........................   (63,513)
         Foreign currency transactions--net........        65    (63,448)
                                                    ---------
        Unrealized appreciation (depreciation) on:
         Investments--net..........................  (217,386)
         Foreign currency transactions--net........         3   (217,383)
                                                    ---------  ---------
          Net gain (loss)..........................             (280,831)
                                                               ---------
      NET INCREASE (DECREASE) IN NET ASSETS FROM
       OPERATIONS..................................            $(281,758)
                                                               =========

(a) Commencement of operations.

                See accompanying notes to financial statements.

                                   NEZF-111

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                     JUNE 30, 2002
                                                                     --------------
FROM OPERATIONS
  Net investment income (loss)......................................   $     (927)
  Net realized gain (loss)..........................................      (63,448)
  Unrealized appreciation (depreciation)............................     (217,383)
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     (281,758)
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    3,376,608
                                                                       ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    3,094,850

NET ASSETS
  Beginning of the period...........................................            0
                                                                       ----------
  End of the period.................................................   $3,094,850
                                                                       ==========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period.................................................   $     (927)
                                                                       ==========

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                  MAY 1, 2002(A)
                                                                 THROUGH JUNE 30,
                                                                       2002
                                                               -------------------
                                                                SHARES       $
                                                               -------  ----------
CLASS A
  Sales....................................................... 251,873  $2,517,901
  Redemptions.................................................     (10)        (99)
                                                               -------  ----------
  Net increase (decrease)..................................... 251,863  $2,517,802
                                                               =======  ==========
CLASS B
  Sales.......................................................  12,548  $  118,268
  Redemptions.................................................  (1,532)    (13,832)
                                                               -------  ----------
  Net increase (decrease).....................................  11,016  $  104,436
                                                               =======  ==========
CLASS E
  Sales....................................................... 173,915  $1,709,253
  Redemptions................................................. (95,604)   (954,883)
                                                               -------  ----------
  Net increase (decrease).....................................  78,311  $  754,370
                                                               =======  ==========
  Increase (decrease) derived from capital share transactions. 341,190  $3,376,608
                                                               =======  ==========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                   NEZF-112

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                                      CLASS A        CLASS B        CLASS E
                                                                                   -------------- -------------- --------------
                                                                                   MAY 1, 2002(A) MAY 1, 2002(A) MAY 1, 2002(A)
                                                                                      THROUGH        THROUGH        THROUGH
                                                                                   JUNE 30, 2002  JUNE 30, 2002  JUNE 30, 2002
                                                                                   -------------- -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $10.00         $10.00         $10.00
                                                                                       ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................................................       0.00           0.00           0.00
 Net realized and unrealized gain (loss) on investments...........................      (0.93)         (0.93)         (0.93)
                                                                                       ------         ------         ------
 Total from investment operations.................................................      (0.93)         (0.93)         (0.93)
                                                                                       ------         ------         ------
NET ASSET VALUE, END OF PERIOD....................................................     $ 9.07         $ 9.07         $ 9.07
                                                                                       ======         ======         ======
TOTAL RETURN (%)..................................................................        9.3 (b)        9.3 (b)        9.3 (b)
Ratio of operating expenses to average net assets.................................       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income to average net assets (%)..........................       0.00 (c)       0.00 (c)       0.00 (c)
Portfolio turnover rate (%).......................................................        424 (c)        424 (c)        424 (c)
Net assets, end of period (000)...................................................     $2,285         $  100         $  710
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)..............................       5.77 (c)       6.02 (c)       5.92 (c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                   NEZF-113

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES (FORMERLY HARRIS OAKMARK MIDCAP VALUE)

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  4/30/93

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
$595.1 MILLION

    PORTFOLIO
     MANAGER
WILLIAM C. NYGREN
FLOYD J. BELLMAN
HENRY R. BERGHOEF

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Harris Oakmark Focused Value Series Class A shares returned -3.0%. Its benchmark, the Russell Mid Cap Index/6/ returned -5.7%. The average return of the Series' peer group, the Lipper Variable Insurance Products Mid-Cap Value Fund category,/5/ was -0.4% for the same period.

PORTFOLIO ACTIVITY
Currently, the portfolio holds 22 securities across a variety of industries. During the period, we initiated positions in Sovereign Bancorp, Inc. and Stilwell Financial, Inc.

Sovereign Bancorp (SOV) is the holding company for Sovereign Bank. The Bank's primary business consists of attracting deposits from its network of banking offices, and originating commercial, consumer, and residential mortgage loans, as well as automobile loans. This company has good asset quality and a shareholder-oriented management team.

Stilwell Financial (SV), through its subsidiaries, Janus Capital Corp., Berger LLC, Nelson Money Managers Plc, and a minority interest in DST Systems, provides investment management services. The company has great brand names, very owner-oriented management, and trades at a large discount to private market value.

Brunswick Corp. and Liz Claiborne were eliminated from the portfolio because they had either reached their price objective or more attractive investment alternatives were identified.

Rockwell Collins Inc., Mattel Inc., Reynolds & Reynolds, and Washington Mutual contributed positively to performance during the period. The positive performance was offset by weaknesses in Electronic Data Systems, AT&T Corp. and Xerox Corp.

PORTFOLIO OUTLOOK
While sources of concern persist, we believe many of the issues impacting the market are already reflected in individual stock prices. The market is not at a record high, and stock prices are closer to more accurately reflecting underlying business values.

Low interest rates should eventually stimulate capital spending and lower taxes should sustain consumer spending. Additionally, a weakening U.S. dollar may boost the economy by making our products more affordable overseas and strengthening export sales.

Our long-term investment horizon is helpful when short-term fears depress stock prices. We focus on companies that are building intrinsic business value over the long term and can do so regardless of the current climate. However, investors should realize that the exceptionally-high equity returns of recent years are not likely to be repeated. The best advice we can give to investors is stick with a long-term plan and do not be forced to act because of short-term fears.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              WASHINGTON MUTUAL, INC..................    12.9%
              H&R BLOCK, INC..........................     5.6
              BURLINGTON RESOURCES, INC...............     4.6
              KNIGHT RIDDER, INC......................     4.5
              CHIRON CORP.............................     4.5
              J.C. PENNEY CO., INC....................     4.5
              SOVEREIGN BANCORP, INC..................     4.4
              SUNGARD DATA SYSTEMS, INC...............     4.3
              OMNICARE, INC...........................     4.3
              OFFICE DEPOT, INC.......................     4.2

       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MID CAP VALUE INDEX


                                    [CHART]


           Harris Oakmark     Russell
               Focused         MidCap
            Value Series       Index
           --------------   -----------
4/93           $10,000        $10,000
6/93            10,497         10,434
6/94            10,527         10,573
6/95            13,718         13,045
6/96            16,525         15,980
6/97            19,461         19,648
6/98            21,947         24,560
6/99            22,501         27,338
6/00            19,298         30,793
6/01            28,286         31,089
6/02            29,111         28,219


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                            HARRIS OAKMARK FOCUSED VALUE     RUSSELL
                           ----------------------------------MIDCAP
                           CLASS A CLASS B/(A)/ CLASS E/(B)/  INDEX
           6 Months         - 3.0%    -3.2%        -3.1%      - 5.7%
           1 Year             2.9      2.7          2.8       - 9.2
           3 Years            9.0       --           --         1.1
           5 Years            8.4       --           --         7.5
           Since Inception   12.4      8.8          7.8        12.0

--------------------------------------------------------------------------------

 (a) Commenced operations February 20, 2001.

 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include an insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                   NEZF-114

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--90.0% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
          -----------------------------------------------------------

                    AEROSPACE & DEFENSE--2.6%
            558,800 Rockwell Collins, Inc............... $ 15,322,296
                                                         ------------

                    BANKS--4.4%
          1,759,700 Sovereign Bancorp, Inc..............   26,307,515
                                                         ------------

                    BUSINESS SERVICES--17.8%
            405,700 Dun & Bradstreet Corp. (b)..........   13,408,385
            302,200 Electronic Data Systems Corp........   11,226,730
            725,000 H&R Block, Inc......................   33,458,750
            869,100 Reynolds & Reynolds Co..............   24,291,345
            642,600 Valassis Communications, Inc. (b)...   23,454,900
                                                         ------------
                                                          105,840,110
                                                         ------------

                    COMPUTERS & BUSINESS EQUIPMENT--3.7%
          3,148,800 Xerox Corp..........................   21,947,136
                                                         ------------

                    DOMESTIC OIL--4.6%
            727,100 Burlington Resources, Inc...........   27,629,800
                                                         ------------

                    DRUGS & HEALTH CARE--8.8%
            762,400 Chiron Corp.........................   26,950,840
            963,400 Omnicare, Inc.......................   25,298,884
                                                         ------------
                                                           52,249,724
                                                         ------------

                    FINANCIAL SERVICES--17.0%
          1,363,200 Stilwell Financial, Inc.............   24,810,240
          2,067,600 Washington Mutual, Inc..............   76,728,636
                                                         ------------
                                                          101,538,876
                                                         ------------

                    HOTELS & RESTAURANTS--3.6%
            724,800 Yum! Brands, Inc....................   21,200,400
                                                         ------------

                    LEISURE--2.8%
            781,000 Mattel, Inc.........................   16,463,480
                                                         ------------

                    PUBLISHING--4.5%
            430,000 Knight Ridder, Inc..................   27,068,500
                                                         ------------

                    RETAIL--11.2%
          1,213,300 J.C. Penney Co., Inc................   26,716,866
          1,485,600 Office Depot, Inc. (b)..............   24,958,080
            849,600 Toys "R" Us, Inc. (b)...............   14,842,512
                                                         ------------
                                                           66,517,458
                                                         ------------

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                SOFTWARE--7.0%
      4,901,200 Novell, Inc. (b)............................. $ 15,732,852
        977,100 Sungard Data Systems, Inc. (b)...............   25,873,608
                                                              ------------
                                                                41,606,460
                                                              ------------

                TELEPHONE--2.0%
      1,092,200 AT&T Corp....................................   11,686,540
                                                              ------------
                Total Common Stocks
                 (Identified Cost $500,929,840)..............  535,378,295
                                                              ------------

    SHORT TERM INVESTMENTS--12.7%
       FACE
      AMOUNT
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--12.7%
    $75,530,000 State Street Corp. Repurchase Agreement dated
                 06/28/02 at 0.850% to be repurchased at
                 $75,535,350 on 07/01/02, collaterized by
                 $68,870,000 U.S . Treasury Note
                 6.625% due 05/15/07 with a value of
                 $77,045,007.................................   75,530,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $75,530,000)...............   75,530,000
                                                              ------------
                Total Investments--102.7%
                 (Identified Cost $576,459,840) (a)..........  610,908,295
                Other assets less liabilities................  (15,773,932)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $595,134,363
                                                              ============

(a)Federal Tax Information:
   At June 30 2002 the net unrealized appreciation on investments based on cost of $576,459,840 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 71,396,878
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (36,948,423)
                                                               ------------
   Net unrealized appreciation................................ $ 34,448,455
                                                               ============

(b)Non-income producing security.

                See accompanying notes to financial statements.

                                   NEZF-115

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

      ASSETS
        Investments at value.....................             $610,908,295
        Cash.....................................                      315
        Receivable for:
         Fund shares sold........................                2,144,166
         Dividends and interest..................                  249,379
                                                              ------------
          Total Assets...........................              613,302,155
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,294,966
         Securities purchased....................  16,303,231
        Accrued expenses:
         Management fees.........................     369,923
         Service and distribution fees...........      19,146
         Deferred trustees fees..................      16,987
         Other expenses..........................     163,539
                                                  -----------
          Total Liabilities......................               18,167,792
                                                              ------------
      NET ASSETS.................................             $595,134,363
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $555,136,621
         Undistributed net investment income.....                  342,226
         Accumulated net realized gains
          (losses)...............................                5,207,061
         Unrealized appreciation (depreciation)
          on investments.........................               34,448,455
                                                              ------------
      NET ASSETS.................................             $595,134,363
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($478,479,867 divided by
       2,656,724 shares of beneficial interest)..             $     180.10
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($72,567,594 divided by 407,441
       shares of beneficial interest)............             $     178.11
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($44,086,902 divided by 246,224
       shares of beneficial interest)............             $     179.05
                                                              ============
      Identified cost of investments.............             $576,459,840
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

     SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $ 2,155,611 (a)
       Interest................................                  373,202
                                                            ------------
                                                               2,528,813
     EXPENSES
       Management fees......................... $1,925,434
       Service and distribution fees--Class B..     58,130
       Service and distribution fees--Class E..     19,087
       Trustees fees and expenses..............     13,149
       Custodian...............................     47,151
       Audit and tax services..................     10,725
       Legal...................................      6,909
       Printing................................    109,900
       Insurance...............................      2,575
       Miscellaneous...........................      2,798
                                                ----------
       Total expenses before reductions........  2,195,858
       Expense reductions......................    (20,220)    2,175,638
                                                ----------  ------------
     NET INVESTMENT INCOME.....................                  353,175
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................                7,875,002
     Unrealized appreciation (depreciation) on:
       Investments--net........................              (31,220,885)
                                                            ------------
     Net gain (loss)...........................              (23,345,883)
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $(22,992,708)
                                                            ============

(a)Net of foreign taxes of $369

                See accompanying notes to financial statements.

                                   NEZF-116

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    353,175  $  1,023,741
  Net realized gain (loss)..........................................    7,875,002     2,344,134
  Unrealized appreciation (depreciation)............................  (31,220,885)   53,437,216
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (22,992,708)   56,805,091
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.............................................
   Class A..........................................................     (889,358)   (1,093,592)
   Class B..........................................................      (88,783)            0
   Class E..........................................................      (51,495)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,029,636)   (1,093,592)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  213,698,979   210,227,981
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  189,676,635   265,939,480

NET ASSETS
  Beginning of the period...........................................  405,457,728   139,518,248
                                                                     ------------  ------------
  End of the period................................................. $595,134,363  $405,457,728
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    342,226  $  1,018,687
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                         SIX MONTHS ENDED            YEAR ENDED
                                                                          JUNE 30, 2002          DECEMBER 31, 2001
                                                                     -----------------------  -----------------------
                                                                       SHARES         $         SHARES         $
                                                                     ---------  ------------  ---------  ------------
CLASS A
  Sales.............................................................   902,217  $170,981,140  1,412,758  $240,321,069
  Reinvestments.....................................................     4,585       889,358      6,778     1,093,592
  Redemptions.......................................................  (243,238)  (45,756,109)  (377,621)  (63,518,025)
                                                                     ---------  ------------  ---------  ------------
  Net increase (decrease)...........................................   663,564  $126,114,389  1,041,915  $177,896,636
                                                                     =========  ============  =========  ============
CLASS B
  Sales.............................................................   277,319  $ 51,865,292    131,182  $ 22,593,953
  Reinvestments.....................................................       463        88,783          0             0
  Redemptions.......................................................    (1,044)     (197,449)      (479)      (79,454)
                                                                     ---------  ------------  ---------  ------------
  Net increase (decrease)...........................................   276,738  $ 51,756,626    130,703  $ 22,514,499
                                                                     =========  ============  =========  ============
CLASS E
  Sales.............................................................   197,601  $ 37,242,907     56,452  $  9,850,943
  Reinvestments.....................................................       267        51,495          0             0
  Redemptions.......................................................    (7,899)   (1,466,438)      (197)      (34,097)
                                                                     ---------  ------------  ---------  ------------
  Net increase (decrease)...........................................   189,969  $ 35,827,964     56,255  $  9,816,846
                                                                     =========  ============  =========  ============
  Increase (decrease) in net assets from capital share transactions. 1,130,271  $213,698,979  1,228,873  $210,227,981
                                                                     =========  ============  =========  ============

                See accompanying notes to financial statements.

                                   NEZF-117

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                            CLASS A
                                                 -------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                  YEAR ENDED DECEMBER 31,
                                                   JUNE 30,    -----------------------------------------------
                                                     2002        2001      2000     1999      1998      1997
                                                 ----------    --------  -------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............  $ 186.12     $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88
                                                  --------     --------  -------- --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................      0.05         0.42      1.15     1.36      1.09      0.00
 Net realized and unrealized gain (loss) on
   investments..................................     (5.71)       40.09     23.81    (0.97)   (11.41)    27.12
                                                  --------     --------  -------- --------  --------  --------
 Total from investment operations...............     (5.66)       40.51     24.96     0.39    (10.32)    27.12
                                                  --------     --------  -------- --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.......     (0.36)       (1.06)     0.00    (1.36)    (1.09)     0.00
 Distributions in excess of net investment
   income.......................................      0.00         0.00      0.00    (0.17)     0.00      0.00
 Distributions from net realized capital gains..      0.00         0.00      0.00     0.00    (36.08)   (14.41)
 Distributions in excess of net realized
   capital gains................................      0.00         0.00      0.00     0.00     (0.25)     0.00
                                                  --------     --------  -------- --------  --------  --------
 Total distributions............................     (0.36)       (1.06)     0.00    (1.53)   (37.42)   (14.41)
                                                  --------     --------  -------- --------  --------  --------
NET ASSET VALUE, END OF PERIOD..................  $ 180.10     $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59
                                                  ========     ========  ======== ========  ========  ========
TOTAL RETURN (%)................................      (3.0)(b)     27.8      20.5      0.3      (5.5)     17.4
Ratio of operating expenses to average net
 assets before expense reductions (%)...........      0.82 (c)     0.87      0.90     0.88      0.88      0.85
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)........      0.82 (c)     0.84        --       --        --        --
Ratio of net investment income to average net
 assets (%).....................................      0.17 (c)     0.43      0.98     1.08      0.66     (0.16)
Portfolio turnover rate (%).....................        14 (c)       28       143      119       171        49
Net assets, end of period (000).................  $478,480     $370,959  $139,518 $109,280  $112,997  $114,617
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..........        --           --      0.96       --      0.90      0.86

                                                              CLASS B                         CLASS E
                                                 -------------------------------    -------------------------
                                                 SIX MONTHS   FEBRUARY 20, 2001 (A) SIX MONTHS   MAY 1, 2001 (A)
                                                   ENDED             THROUGH          ENDED          THROUGH
                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                    2002              2001             2002           2001
                                                 ----------   --------------------- ----------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $184.25            $159.20         $185.17         $164.26
                                                  -------            -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................     0.03               0.01            0.10            0.02
 Net realized and unrealized gain (loss) on
   investments..................................    (5.85)             25.04           (5.87)          20.89
                                                  -------            -------         -------         -------
 Total from investment operations...............    (5.82)             25.05           (5.77)          20.91
                                                  -------            -------         -------         -------
LESS DISTRIBUTIONS
 Distributions from net investment income.......    (0.32)              0.00           (0.35)           0.00
                                                  -------            -------         -------         -------
 Total distributions............................    (0.32)              0.00           (0.35)           0.00
                                                  -------            -------         -------         -------
NET ASSET VALUE, END OF PERIOD..................  $178.11            $184.25         $179.05         $185.17
                                                  =======            =======         =======         =======
TOTAL RETURN (%)................................     (3.2)(b)          15.7 (b)         (3.1)(b)       12.7 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........     1.07 (c)           1.12(c)         0.97 (c)        1.02(c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)........     1.07 (c)           1.09(c)         0.97 (c)        0.99(c)
Ratio of net investment income to average net
 assets (%).....................................    (0.08)(c)           0.02(c)         0.02 (c)        0.09(c)
Portfolio turnover rate (%).....................       14 (c)             28(c)           14 (c)          28(c)
Net assets, end of period (000).................  $72,568            $24,082         $44,087         $10,416

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-118

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*

INVESTMENT
OBJECTIVE
TO ACHIEVE
LONG-TERM
CAPITAL
GROWTH FROM
INVESTMENTS
IN COMMON
STOCKS OR
OTHER EQUITY
SECURITIES.

INCEPTION
DATE  5/2/94

  ASSET CLASS
SMALL CAP STOCKS

   NET ASSETS
 $372.1 MILLION

    PORTFOLIO
     MANAGER
CHRISTOPHER R. ELY
  JOSEPH R. GATZ

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2002, the Loomis Sayles Small Cap Series Class A shares returned -5.8%, trailing its benchmark, the Russell 2000 Index,/8/ which returned -4.7% for the same time period. The average return of the Portfolio's peer group, the Lipper Variable Products Small Cap Core Fund category/5/ was -4.3%, for the six months ended June 30, 2002.

PORTFOLIO ACTIVITY
Equity markets continued to be a challenge in the first half of 2001, experiencing broad based declines. Small cap growth stocks continued to lag value stocks with particular weakness in the traditional growth sectors of healthcare and technology. Financial services was one of the best performing sectors, driven by declining interest rates and low inflation. The surprisingly strong consumer spending environment drove the solid performance of the consumer related stocks, helping to somewhat offset the weakness in the tech and healthcare sectors.

PORTFOLIO OUTLOOK
After more than two years of a bear market, most, if not all, of the excesses of the 1999/2000 period have been erased. Indeed, the Russell 2000's return for the ten years ended June 30, 2002 is now less than the 10% annual return one would normally expect from small cap stocks over the long term. Yet despite more reasonable valuations, small cap stocks remain volatile.

Looking ahead, we continue to anticipate a gradual economic recovery that ultimately translates into a meaningful improvement in corporate profits. Near term, we expect the market to remain range bound as positive factors such as low inflation, low interest rates, an accommodating Federal Reserve, and easier earnings comparisons are offset by high overall equity valuations, an uneven economic recovery, low confidence in corporate governance, and ongoing uncertainty with regard to geopolitical issues. No one can predict the end of the current bear market or the catalyst for change. However, bear markets do not last forever. With continued progress in the economic recovery and the improved valuation profile of the market, we believe better days are ahead.

                             PORTFOLIO COMPOSITION

                       TOP HOLDINGS AS OF JUNE 30, 2002

                                                            % OF TOTAL
         SECURITY                                           NET ASSETS
         -------------------------------------------------------------
         STANDARD-PACIFIC CORP.............................    1.2%
         ALLETE, INC.......................................    1.0
         ACXIOM CORP.......................................    0.9
         INTEGRATED CIRCUIT SYSTEMS, INC...................    0.8
         SPARTECH CORP.....................................    0.8
         GATX CORP.........................................    0.8
         CARR AMERICAN REALTY CORP.........................    0.8
         MEDICIS PHARMACEUTICAL CORP.......................    0.8
         JOHN WILEY & SONS, INC............................    0.7
         HUGHES SUPPLY, INC................................    0.7

                         A $10,000 INVESTMENT COMPARED
                           TO THE RUSSELL 2000 INDEX

                                    [CHART]

              Loomis Sayles
            Small Cap Series  Russell 2000 Index
            ----------------  ------------------
5/2/1994         $10,000            $10,000
6/94               9,628              9,552
6/95              10,749             11,473
6/96              14,450             14,214
6/97              18,305             16,534
6/98              20,902             19,264
6/99              20,754             19,553
6/00              28,440             22,353
6/01              26,639             22,481
6/02              23,811             20,549

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURN
--------------------------------------------------------------------------------

                                     LOOMIS SAYLES
                                       SMALL CAP       RUSSELL
                                  --------------------- 2000
                                  CLASS A CLASS E/(A)/  INDEX
                  6 Months         - 5.8%    - 5.9%     -4.7%
                  1 Year           -10.6     -10.7      -8.6
                  3 Years            4.7        --       1.7
                  5 Years            5.4        --       4.4
                  Since Inception   11.2     - 6.1       9.2

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                   NEZF-119

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--98.6% OF TOTAL NET ASSETS


                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  AEROSPACE & DEFENSE--0.6%
           56,200 Ametek Aerospace Products, Inc......... $  2,093,450
                                                          ------------

                  AIR TRAVEL--0.4%
          118,500 Northwest Airlines Corp................    1,429,110
                                                          ------------

                  APPAREL & TEXTILES--1.0%
           85,800 Fossil, Inc. (b).......................    1,764,048
           61,900 Liz Claiborne, Inc.....................    1,968,420
                                                          ------------
                                                             3,732,468
                                                          ------------

                  AUTO PARTS--1.5%
           89,700 Cooper Tire & Rubber Co. (b)...........    1,843,335
           28,000 Lear Corp. (b).........................    1,295,000
          176,800 Tower Automotive, Inc. (b).............    2,466,360
                                                          ------------
                                                             5,604,695
                                                          ------------

                  BANKS--7.1%
           82,500 Boston Private Financial Holdings, Inc.    2,041,050
          100,875 CVB Financial Corp. (b)................    2,290,871
           36,200 City National Corp.....................    1,945,750
          160,500 Colonial Bancgroup, Inc. (b)...........    2,407,500
           73,712 Commercial Federal Corp................    2,137,648
           50,600 East West Bancorp, Inc. (b)............    1,746,712
           72,125 First Midwest Bancorp, Inc.............    2,003,633
          131,250 Gold Banc Corp., Inc...................    1,439,681
           79,950 Greater Bay Bancorp....................    2,459,262
           27,200 Mississippi Valley Bankshares, Inc.....    1,407,056
           94,450 New York Community Bancorp, Inc........    2,519,926
           51,700 Port Financial Corp....................    2,072,653
          117,270 Republic Bancorp, Inc. (b).............    1,752,014
                                                          ------------
                                                            26,223,756
                                                          ------------

                  BIOTECHNOLOGY--0.4%
           76,100 Albany Molecular Research, Inc.........    1,608,754
                                                          ------------

                  BROADCASTING--2.2%
           46,300 Cumulus Media, Inc. (b)................      638,014
           16,900 Entercom Communications Corp. (b)......      775,710
           56,550 Radio One, Inc. (Class D) (b)..........      840,899
          217,600 Regent Communications, Inc. (b)........    1,536,038
           75,750 Saga Communications, Inc. (b)..........    1,704,375
           56,100 Spanish Broadcasting Systems, Inc. (b).      561,000
           63,800 Westwood One, Inc. (b).................    2,132,196
                                                          ------------
                                                             8,188,232
                                                          ------------

                  BUILDING & CONSTRUCTION--0.9%
           26,400 Insituform Technologies, Inc. (b)......      559,152
          153,000 Lennox International, Inc..............    2,752,470
                                                          ------------
                                                             3,311,622
                                                          ------------

                  BUSINESS SERVICES--5.9%
           43,600 Career Education Corp. (b).............    1,962,000
           42,200 Corinthian Colleges, Inc...............    1,430,158
           56,300 Corporate Executive Board Co. (b)......    1,928,275

                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

               BUSINESS SERVICES--(CONTINUED)
        35,600 Education Management Corp. (b).............. $  1,449,988
        27,900 FTI Consulting, Inc. (b)....................      976,779
        43,000 Getty Images, Inc. (b)......................      936,110
        71,000 Kelly Services, Inc.........................    1,917,710
        28,700 Kroll, Inc..................................      620,781
        84,100 NCO Group, Inc. (b).........................    1,857,769
       134,200 Navigant Consulting Co. (b).................      938,058
       101,100 Pegasus Systems, Inc. (b)...................    1,769,250
        95,800 R. H. Donnelley Corp........................    2,679,526
        72,200 Viad Corp...................................    1,877,200
        55,800 Waste Connections, Inc. (b).................    1,743,192
                                                            ------------
                                                              22,086,796
                                                            ------------

               CHEMICALS--3.6%
        29,300 Cambrex Corp. (b)...........................    1,174,930
        87,900 Ferro Corp..................................    2,650,185
        61,800 Great Lakes Chemical Corp...................    1,637,082
       294,700 Omnova Solutions, Inc.......................    2,475,480
       113,200 Spartech Corp...............................    3,082,436
        12,700 The Scotts Co. (Class A) (b)................      576,580
        38,800 Valspar Corp................................    1,751,432
                                                            ------------
                                                              13,348,125
                                                            ------------

               COMMUNICATION SERVICES--2.7%
       106,400 A.H. Belo Corp..............................    2,405,704
        66,300 ADVO, Inc. (b)..............................    2,524,041
        50,900 Commonwealth Telephone Enterprises, Inc. (b)    2,048,216
        62,800 Entravision Common Corp.....................      769,300
        57,300 Harte-Hanks, Inc............................    1,177,515
       226,200 ITXC Corp. (b)..............................    1,178,502
                                                            ------------
                                                              10,103,278
                                                            ------------

               COMPUTERS & BUSINESS EQUIPMENT--6.0%
       131,000 Actel Corp. (b).............................    2,753,620
        94,700 Adtran, Inc. (b)............................    1,799,205
       112,800 Advanced Fibre Communications (b)...........    1,865,712
        51,050 Asyst Technologies, Inc. (b)................    1,038,868
        77,700 Axcelis Technologies, Inc...................      878,010
       125,900 DSP Group, Inc. (b).........................    2,467,640
        26,900 Emulex Corp.................................      605,519
       111,500 Extreme Networks, Inc.......................    1,125,035
        83,850 FEI Co. (b).................................    2,055,163
       243,000 IKON Office Solutions, Inc..................    2,284,200
       153,100 Integrated Circuit Systems, Inc. (b)........    3,091,089
       368,700 Maxtor Corp. (b)............................    1,666,524
        42,900 Photronics, Inc. (b)........................      812,526
                                                            ------------
                                                              22,443,111
                                                            ------------

               CONGLOMERATES--1.3%
       151,700 MCG Capital Corp............................    2,534,907
        31,700 Marvell Technology Group, Ltd...............      630,513
        76,300 Tredegar Industries, Inc....................    1,842,645
                                                            ------------
                                                               5,008,065
                                                            ------------

                See accompanying notes to financial statements.

                                   NEZF-120

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  COSMETICS & TOILETRIES--0.7%
          199,800 Perrigo Co. (b)........................ $  2,597,400
                                                          ------------

                  DOMESTIC OIL--2.0%
           41,000 Evergreen Resources (b)................    1,742,500
          499,300 Grey Wolf, Inc. (b)....................    2,042,137
          120,300 Remington Oil Gas Corp. (b)............    2,396,376
           32,800 Spinnaker Exploration Co. (b)..........    1,181,456
                                                          ------------
                                                             7,362,469
                                                          ------------

                  DRUGS & HEALTH CARE--8.7%
           32,800 Accredo Health, Inc. (b)...............    1,513,392
           16,400 Angiotech Pharmaceuticals, Inc.........      604,996
           45,000 Beckman Coulter, Inc...................    2,245,500
           52,600 Cooper Cos., Inc.......................    2,477,460
           28,700 Cross Contry, Inc......................    1,084,860
           44,800 D&K Healthcare Resources, Inc..........    1,579,648
           61,900 DVI, Inc. (b)..........................    1,194,670
           24,600 Dianon Systems, Inc. (b)...............    1,314,132
          142,500 Hooper Holmes, Inc.....................    1,140,000
           35,700 Medical Staffing Network Holdings......      874,650
           65,800 Medicis Pharmaceutical Corp. (b).......    2,813,608
           50,000 Mid-Atlantic Medical Services, Inc. (b)    1,567,500
           19,400 Neurocrine Biosciences, Inc. (b).......      555,810
           22,500 Odyssey Healthcare, Inc................      815,625
           65,200 Omnicare, Inc..........................    1,712,152
          122,700 Quintiles Transnational Corp. (b)......    1,532,523
           67,800 Steris Corp. (b).......................    1,295,658
           98,400 Sybron Dental Specialties, Inc. (b)....    1,820,400
           24,500 Therasense, Inc........................      452,515
           24,200 Trimeris, Inc. (b).....................    1,074,238
          112,000 Ventana Medical Systems, Inc. (b)......    2,458,400
          118,400 Wright Medical Group, Inc..............    2,386,944
                                                          ------------
                                                            32,514,681
                                                          ------------

                  ELECTRIC UTILITIES--2.1%
          135,200 ALLETE, Inc............................    3,663,920
           31,000 Alliant Corp...........................      796,700
           97,100 Energy East Corp.......................    2,194,460
          117,600 Key Energy Services, Inc...............    1,234,800
                                                          ------------
                                                             7,889,880
                                                          ------------

                  ELECTRICAL EQUIPMENT--1.7%
          155,200 American Power Conversion Corp. (b)....    1,960,176
          191,700 Artesyn Technologies, Inc. (b).........    1,251,801
           80,200 Magnetek, Inc. (b).....................      793,980
          101,700 Technitrol, Inc. (b)...................    2,369,610
                                                          ------------
                                                             6,375,567
                                                          ------------

                  ELECTRONICS--1.2%
           30,100 Harman International Industries, Inc...    1,482,425
           39,700 Itron, Inc. (b)........................    1,041,331
           28,100 Photon Dynamics, Inc. (b)..............      843,000
           62,100 Tektronix, Inc.........................    1,161,891
                                                          ------------
                                                             4,528,647
                                                          ------------

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 FINANCIAL SERVICES--2.3%
          39,800 Affiliated Managers Group, Inc. (b)..... $  2,447,700
          71,100 Federated Investors, Inc. (Class B).....    2,457,927
          19,100 Financial Federal Corp. (b).............      632,210
          25,400 Investors Financial Services Corp.......      851,916
          25,200 Jeffries Group, Inc.....................    1,060,920
          63,400 SWS Group, Inc..........................    1,243,908
                                                          ------------
                                                             8,694,581
                                                          ------------

                 FOOD & BEVERAGES--1.5%
          72,050 Flowers Foods, Inc......................    1,862,493
          85,400 Ralcorp Holdings, Inc. (b)..............    2,668,750
          74,700 Wild Oats Markets, Inc. (b).............    1,202,670
                                                          ------------
                                                             5,733,913
                                                          ------------

                 GAS & OIL EXPLORATION--0.5%
          50,900 Atwood Oceanics, Inc. (b)...............    1,908,750
                                                          ------------

                 GAS & PIPELINE UTILITIES--3.2%
          66,300 AGL Resources, Inc......................    1,538,160
          57,150 American State Water Co.................    1,514,475
          99,600 MDU Resources Group, Inc................    2,618,484
          71,850 New Jersey Resources Corp...............    2,144,723
          51,100 Patterson-UTI Energy, Inc...............    1,442,553
         107,400 Vectren Corp............................    2,695,740
                                                          ------------
                                                            11,954,135
                                                          ------------

                 HEALTH CARE--PRODUCTS--0.4%
          75,000 Oakley, Inc. (b)........................    1,305,000
                                                          ------------

                 HOTELS & RESTAURANTS--3.2%
          14,700 AFC Enterprises, Inc. (b)...............      459,375
          46,300 Aztar Corp. (b).........................      963,040
          41,100 CEC Entertainment, Inc. (b).............    1,697,430
         140,500 Dover Motorsports, Inc..................      800,850
          77,200 Fairmont Hotels Resorts, Inc............    1,990,216
          40,400 IHOP Corp. (b)..........................    1,189,780
          67,900 Orient Express Hotels, Ltd..............    1,163,127
          44,000 Panera Bread Co. (b)....................    1,516,680
          59,825 The Cheesecake Factory (b)..............    2,122,591
                                                          ------------
                                                            11,903,089
                                                          ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--2.0%
          53,800 Blyth, Inc. (b).........................    1,679,636
          47,400 Furniture Brands International, Inc. (b)    1,433,850
         123,300 Standard-Pacific Corp...................    4,325,364
                                                          ------------
                                                             7,438,850
                                                          ------------

                 HOUSEHOLD PRODUCTS--0.2%
         100,100 Pillowtex Corp..........................      780,780
                                                          ------------

                 INDUSTRIAL MACHINERY--5.5%
          41,900 Actuant Corp............................    1,728,375
          37,300 Advanced Energy Industries, Inc. (b)....      827,314
          47,200 Clarcor, Inc............................    1,493,880

                See accompanying notes to financial statements.

                                   NEZF-121

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                VALUE
      SHARES                                                  (NOTE 1A)
      -------------------------------------------------------------------

              INDUSTRIAL MACHINERY--(CONTINUED)
       83,100 Flowserve Corp. (b)........................... $  2,476,380
       37,100 Gardner Denver, Inc. (b)......................      742,000
       48,100 Hydril Co. (b)................................    1,289,080
       86,300 Mueller Industries, Inc. (b)..................    2,740,025
       42,950 Oceaneering International, Inc. (b)...........    1,159,650
       53,000 Reliance Steel & Aluminum Co..................    1,616,500
       40,400 Robbins & Myers, Inc..........................    1,060,500
       28,300 Roper Industries, Inc.........................    1,055,590
      101,700 Stewart & Stevenson Services, Inc.............    1,804,158
      102,600 Terex Corp. (b)...............................    2,307,474
                                                             ------------
                                                               20,300,926
                                                             ------------

              INSURANCE--2.8%
       49,400 AmerUs Group Co...............................    1,832,740
       92,300 American Financial Group, Inc.................    2,205,970
       88,800 Annuity & Life Re (Holdings), Ltd.............    1,606,392
       29,966 ChoicePoint, Inc. (b).........................    1,362,554
       66,000 HCC Insurance Holdings, Inc...................    1,739,100
       50,600 Protective Life Corp..........................    1,674,860
                                                             ------------
                                                               10,421,616
                                                             ------------

              LEISURE--2.2%
       28,600 Action Performance Cos., Inc. (b).............      903,760
       46,100 Activision, Inc. (b)..........................    1,339,666
       87,350 Dover Downs Gaming & Entertainment, Inc.......    1,118,080
       49,800 Downey Financial Corp.........................    2,355,540
       73,800 Penn National Gaming, Inc. (b)................    1,339,470
       52,200 Station Casinos, Inc. (b).....................      931,770
                                                             ------------
                                                                7,988,286
                                                             ------------

              MEDICAL LABORATORIES--0.8%
       45,800 Charles River Laboratories International, Inc.    1,605,290
       56,500 Cima Laboratories, Inc. (b)...................    1,362,780
                                                             ------------
                                                                2,968,070
                                                             ------------

              MINING--0.3%
       29,000 Quanex Corp...................................    1,267,300
                                                             ------------

              PAPER & FOREST--1.2%
       75,300 Boise Cascade Corp............................    2,600,109
       99,500 Rock Tennessee Co.............................    1,825,825
                                                             ------------
                                                                4,425,934
                                                             ------------

              PUBLISHING--0.8%
      116,000 John Wiley & Sons, Inc........................    2,781,680
                                                             ------------

              RAILROADS & EQUIPMENT--1.5%
       95,600 GATX Corp.....................................    2,877,560
       78,200 Yellow Corp. (b)..............................    2,533,680
                                                             ------------
                                                                5,411,240
                                                             ------------

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 REAL ESTATE INVESTMENT TRUST--5.5%
          80,700 Bedford Property Investors, Inc. (b).... $  2,186,970
          91,600 CarrAmerica Realty Corp.................    2,825,860
         147,100 Corporate Office Properties Trust.......    2,146,189
          70,300 Glimcher Realty Trust...................    1,300,550
          91,700 Heritage Property Investment Trust, Inc.    2,449,307
          80,600 LaSalle Hotel Properties................    1,269,450
          63,800 Liberty Property Trust..................    2,233,000
          49,400 Prentiss Properties Trust...............    1,568,450
         174,100 RFS Hotel Investors, Inc. (b)...........    2,357,314
         141,400 Senior Housing Properties Trust.........    2,219,980
                                                          ------------
                                                            20,557,070
                                                          ------------

                 RETAIL--7.9%
          43,733 99 Cents Only Stores (b)................    1,121,751
          25,600 Aeropostale, Inc........................      700,672
          66,100 Ann Taylor Stores Corp. (b).............    1,678,279
          53,200 Charlotte Russe Holding, Inc............    1,187,956
          45,600 Chico's FAS, Inc. (b)...................    1,656,192
          30,000 Christopher & Banks Corp. (b)...........    1,269,000
         114,900 Cole National Corp. (b).................    2,183,100
          70,950 Hot Topic, Inc. (b).....................    1,895,074
          61,600 Hughes Supply, Inc......................    2,765,840
          74,500 Linens 'N Things, Inc. (b)..............    2,444,345
          57,400 Michaels Stores, Inc. (b)...............    2,238,600
          27,300 Payless Shoesource, Inc. (b)............    1,573,845
          33,750 Petco Animal Supplies, Inc..............      840,713
          35,500 Pier 1 Imports, Inc.....................      745,500
          44,100 Ruddick Corp............................      747,936
          75,300 The Men's Wearhouse, Inc................    1,920,150
          44,400 Too, Inc................................    1,367,520
          45,300 Urban Outfitters, Inc. (b)..............    1,572,816
          45,600 Zale Corp. (b)..........................    1,653,000
                                                          ------------
                                                            29,562,289
                                                          ------------

                 SEMICONDUCTORS--0.7%
          72,700 ChipPAC, Inc. (b).......................      449,286
          28,700 Cymer, Inc..............................    1,005,648
          89,300 Mykrolis Corp...........................    1,054,633
                                                          ------------
                                                             2,509,567
                                                          ------------

                 SOFTWARE--6.1%
         264,700 Actuate Corp. (b).......................    1,191,150
         201,700 Acxiom Corp. (b)........................    3,527,733
          90,100 Anteon International Corp...............    2,277,728
          36,900 Caci, Inc. (b)..........................    1,409,211
          96,700 Hyperion Solutions Corp. (b)............    1,763,547
          96,300 Iona Technologies, Plc..................      510,313
          30,900 JDA Software Group, Inc. (b)............      873,234
          48,300 Macromedia, Inc. (b)....................      428,421
          43,200 Manhattan Associates, Inc. (b)..........    1,389,312
         119,750 Moldflow Corp...........................      943,630
          52,200 National Instruments Corp. (b)..........    1,699,632
          49,200 ProQuest Co. (b)........................    1,746,600
         103,500 Progress Software Corp. (b).............    1,585,620
          29,700 THQ, Inc. (b)...........................      885,654

                See accompanying notes to financial statements.

                                   NEZF-122

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                            VALUE
            SHARES                                        (NOTE 1A)
          -----------------------------------------------------------

                     SOFTWARE--(CONTINUED)
              44,000 Websense, Inc. (b)................. $  1,125,080
              55,050 Zoran Corp. (b)....................    1,261,195
                                                         ------------
                                                           22,618,060
                                                         ------------
                     Total Common Stocks
                      (Identified Cost $337,170,492)....  366,981,242
                                                         ------------

          SHORT TERM INVESTMENTS--1.1%
             FACE
            AMOUNT
          -----------------------------------------------------------

                     COMMERCIAL PAPER--1.1%
          $4,062,000 American Express Credit Corp.
                      1.890%, 07/01/02..................    4,062,000
                                                         ------------
                     Total Short Term Investments
                      (Identified Cost $4,062,000)......    4,062,000
                                                         ------------
                     Total Investments--99.7%
                      (Identified Cost $341,232,492) (a)  371,043,242
                     Other assets less liabilities......    1,026,533
                                                         ------------
                     TOTAL NET ASSETS--100%............. $372,069,775
                                                         ============

(a) Federal Tax Information:
    At June 30, 2002 the net unrealized appreciation on investments based on cost of $341,232,492 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................. $ 48,619,358
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value....................................................  (18,808,608)
                                                               ------------
    Net unrealized appreciation............................... $ 29,810,750
                                                               ============

(b) Non-income producing security.

                See accompanying notes to financial statements.

                                   NEZF-123

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

    ASSETS
      Investments at value........................            $371,043,242
      Cash........................................                   1,232
      Receivable for:
       Securities sold............................               3,521,933
       Fund shares sold...........................                 627,566
       Dividends and interest.....................                 458,555
                                                              ------------
        Total Assets..............................             375,652,528
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  681,401
       Securities purchased.......................  2,493,140
       Withholding taxes..........................        232
      Accrued expenses:
       Management fees............................    278,627
       Service and distribution fees..............        759
       Deferred trustees fees.....................     16,251
       Other expenses.............................    112,343
                                                   ----------
        Total Liabilities.........................               3,582,753
                                                              ------------
    NET ASSETS....................................            $372,069,775
                                                              ============
      Net assets consist of:
       Capital paid in............................            $379,739,458
       Undistributed net investment income........                 470,116
       Accumulated net realized gains (losses)....             (37,950,549)
       Unrealized appreciation (depreciation) on
        investments...............................              29,810,750
                                                              ------------
    NET ASSETS....................................            $372,069,775
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($365,568,722 divided by 2,191,000
     shares of beneficial interest)...............            $     166.85
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($6,501,053 divided by 39,025 shares of
     beneficial interest).........................            $     166.59
                                                              ============
    Identified cost of investments................            $341,232,492
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................            $  2,127,749(a)
       Interest................................                 109,387
                                                           ------------
                                                              2,237,136
     EXPENSES
       Management fees......................... $1,777,314
       Service and distribution fees--Class E..      3,141
       Trustees fees and expenses..............     11,949
       Custodian...............................     70,534
       Audit and tax services..................     10,725
       Legal...................................        892
       Printing................................     52,561
       Insurance...............................      4,189
       Miscellaneous...........................      4,280
                                                ----------
       Total expenses..........................               1,935,585
                                                           ------------
     NET INVESTMENT INCOME.....................                 301,551
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (3,348,651)
     Unrealized appreciation (depreciation) on:
       Investments--net........................             (20,335,722)
                                                           ------------
     Net gain (loss)...........................             (23,684,373)
                                                           ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................            $(23,382,822)
                                                           ============

(a)Net of foreign taxes of $232

                See accompanying notes to financial statements.

                                   NEZF-124

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                          SIX MONTHS
                                                                            ENDED       YEAR ENDED
                                                                           JUNE 30,    DECEMBER 31,
                                                                             2002          2001
                                                                         ------------  ------------
FROM OPERATIONS
 Net investment income.................................................. $    301,551  $    769,499
 Net realized gain (loss)...............................................   (3,348,651)  (32,346,108)
 Unrealized appreciation (depreciation).................................  (20,335,722)  (12,283,178)
                                                                         ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......................  (23,382,822)  (43,859,787)
                                                                         ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
 NET INVESTMENT INCOME
    Class A.............................................................     (238,357)   (1,209,242)
    Class E.............................................................       (2,383)            0
                                                                         ------------  ------------
                                                                             (240,740)   (1,209,242)
                                                                         ------------  ------------
 NET REALIZED GAIN
    Class A.............................................................            0   (31,241,788)
                                                                         ------------  ------------
 TOTAL DISTRIBUTIONS....................................................     (240,740)  (32,451,030)
                                                                         ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS......  (12,973,962)   (1,460,421)
                                                                         ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS................................  (36,597,524)  (77,771,238)

NET ASSETS
 Beginning of the period................................................  408,667,299   486,438,537
                                                                         ------------  ------------
 End of the period...................................................... $372,069,775  $408,667,299
                                                                         ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period...................................................... $    470,116  $    409,305
                                                                         ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At June 30, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                     SIX MONTHS ENDED            YEAR ENDED
                                                                       JUNE 30, 2002         DECEMBER 31, 2001
                                                                  ----------------------  -----------------------
                                                                   SHARES         $        SHARES         $
                                                                  --------  ------------  --------  -------------
CLASS A
 Sales...........................................................  252,713  $ 44,249,772   622,013  $ 111,483,186
 Reinvestments...................................................    1,312       238,357   188,013     32,451,030
 Redemptions..................................................... (356,497)  (62,175,642) (828,374)  (147,420,571)
                                                                  --------  ------------  --------  -------------
 Net increase (decrease)......................................... (102,472) $(17,687,513)  (18,348) $  (3,486,355)
                                                                  ========  ============  ========  =============
CLASS E
 Sales...........................................................   33,068  $  5,788,182    12,577  $   2,102,272
 Reinvestments...................................................       13         2,383         0              0
 Redemptions.....................................................   (6,159)   (1,077,014)     (474)       (76,338)
                                                                  --------  ------------  --------  -------------
 Net increase (decrease).........................................   26,922  $  4,713,551    12,103  $   2,025,934
                                                                  ========  ============  ========  =============
 Increase (decrease) derived from capital share transactions.....  (75,550) $(12,973,962)   (6,245) $  (1,460,421)
                                                                  ========  ============  ========  =============

                See accompanying notes to financial statements.

                                   NEZF-125

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                              CLASS A                                       CLASS E
                                  --------------------------------------------------------------  ------------------------
                                   SIX MONTHS                                                     SIX MONTHS   MAY 1, 2001 (A)
                                     ENDED                   YEAR ENDED DECEMBER 31,                ENDED          THROUGH
                                    JUNE 30,    ------------------------------------------------   JUNE 30,     DECEMBER 31,
                                      2002        2001      2000      1999      1998      1997       2002           2001
                                  ----------    --------  --------  --------  --------  --------  ----------   ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 177.25     $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29   $177.03         $179.40
                                   --------     --------  --------  --------  --------  --------   -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...........      0.14         0.34      0.42      0.51      1.24      1.22      0.02            0.07
 Net realized and unrealized
   gain (loss) on investments....    (10.43)      (19.28)    10.13     48.23     (4.01)    34.11    (10.37)          (2.44)
                                   --------     --------  --------  --------  --------  --------   -------         -------
 Total from investment operations    (10.29)      (18.94)    10.55     48.74     (2.77)    35.33    (10.35)          (2.37)
                                   --------     --------  --------  --------  --------  --------   -------         -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income.............     (0.11)       (0.53)    (0.01)    (0.53)    (1.24)    (1.21)    (0.09)           0.00
 Distributions from net realized
   capital gains.................      0.00       (12.67)    (1.86)     0.00     (1.32)   (19.49)     0.00            0.00
 Distributions in excess of net
   realized capital gains........      0.00        (1.02)     0.00      0.00     (0.07)     0.00      0.00            0.00
                                   --------     --------  --------  --------  --------  --------   -------         -------
 Total Distributions.............     (0.11)      (14.22)    (1.87)    (0.53)    (2.63)   (20.70)    (0.09)           0.00
                                   --------     --------  --------  --------  --------  --------   -------         -------
NET ASSET VALUE, END OF PERIOD...  $ 166.85     $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92   $166.59         $177.03
                                   ========     ========  ========  ========  ========  ========   =======         =======
TOTAL RETURN (%).................      (5.8)(b)     (8.8)      5.2      31.8      (1.7)     24.9      (5.9)(b)        (1.3)(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........      0.98 (c)     1.00      0.96      1.00      1.00      1.00      1.13 (c)        1.15 (c)
Ratio of operating expenses to
 average net assets after
 expense reductions (%) (d)......      0.98 (c)     1.00      0.95        --        --        --      1.13 (c)        1.15 (c)
Ratio of net investment income
 to average net assets (%).......      0.15 (c)     0.18      0.22      0.34      0.88      0.97      0.00 (c)        0.03 (c)
Portfolio turnover rate (%)......        98 (c)      111       148       146       111        87        98 (c)         111 (c)
Net assets, end of period (000)..  $365,569     $406,525  $486,439  $322,318  $238,589  $200,105   $ 6,501         $ 2,142
The Ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................        --         1.00      0.95      1.10      1.10      1.14        --            1.15

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-126

NEW ENGLAND ZENITH FUND

 NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2002--(UNAUDITED)


1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies ("the Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts. Each Series' shares may be divided into different classes. Currently the classes being offered by some or all series are named Class A, Class B, and Class E. The classes of a given Series' shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets. Each Series of the Fund other than Harris Oakmark Focused Value is diversified. Focused Value is non-diversified.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Series' adviser or subadviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board.

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

                                   NEZF-127

NEW ENGLAND ZENITH FUND

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

   All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. OPTIONS--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts or buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

   For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

E. REPURCHASE AGREEMENTS--Each Series, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

F. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--State Street Research Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net

                                   NEZF-128

NEW ENGLAND ZENITH FUND
   realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

At December 31, 2001 the following Series had capital loss carryovers expiring as shown below:

                                                                               EXPIRING
                                                                  -----------------------------------
SERIES                                                  TOTAL       12/31/09    12/31/08    12/31/07
------                                               ------------ ------------ ----------- ----------
State Street Research Bond Income Series............ $  8,014,372 $          0 $ 7,487,270 $  527,102
Salomon Brothers Strategic Bond Opportunities Series    5,463,922            0           0  5,463,922
Salomon Brothers U.S. Government Series.............      251,601            0           0    251,601
Balanced Series.....................................   16,170,838    7,456,224   8,714,614          0
Alger Equity Growth Series..........................  139,163,770  139,163,770           0          0
Zenith Equity Series................................  182,288,949  173,812,802   8,476,147          0
Davis Venture Value Series..........................   30,063,873   30,063,873           0          0
Harris Oakmark Focused Value Series.................    2,667,941            0      38,479  2,629,462
Loomis Sayles Small Cap Series......................   32,343,188   32,343,188           0          0
MFS Investors Series................................    2,995,264    2,846,681           0    148,583
MFS Research Managers Series........................   13,598,727   13,598,727           0          0
FI Structured Equity Series.........................   62,079,572   49,448,513  12,631,059          0

H. EXPENSE REDUCTIONS--Certain portfolio trades were directed to brokers who paid a portion of the Series' expenses. Amounts paid for each Series are shown as Expense Reductions in the Statement of Operations of the respective Series.

I. CHANGE IN ACCOUNTING POLICY--The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and effective January 1, 2001 began amortizing premiums on debt securities.

The effect of this change for the State Street Research Bond Income Series, the Salomon Brothers Strategic Bond Opportunities Series, the Salomon Brothers U.S. Government Series, the MFS Total Return Series and the Balanced Series for the year ended December 31, 2001, was to make the following reclassifications.

                                                     NET UNREALIZED
                                                     APPRECIATION/         NET        NET REALIZED
SERIES                                               (DEPRECIATION) INVESTMENT INCOME GAIN/(LOSS)
------                                               -------------- ----------------- ------------
State Street Research Bond Income Series............   $(284,628)      $(541,358)       $825,986
Salomon Brothers Strategic Bond Opportunities Series        1,216       (128,112)        126,896
Salomon Brothers U.S. Government Series.............       68,690        (80,071)         11,381
MFS Total Return Series.............................       26,464        (78,623)         52,159
Balanced Series.....................................     (48,260)        (53,213)        101,473

2. For the six months ended June 30, 2002, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                                               PURCHASES                       SALES
                                                     ----------------------------- -----------------------------
                                                          U.S.                          U.S.
SERIES                                                 GOVERNMENT       OTHER        GOVERNMENT       OTHER
------                                               -------------- -------------- -------------- --------------
State Street Research Bond Income Series............ $  978,825,027 $  551,898,727 $  735,061,699 $  223,277,055
Salomon Brothers Strategic Bond Opportunities Series     76,827,789     42,356,448     62,605,745     45,323,927
Salomon Brothers U.S. Government Series.............    330,226,426              0    284,876,157              0
MFS Total Return Series.............................     27,754,674     44,579,570     32,312,282     44,920,735
Balanced Series.....................................      4,534,838     33,302,009      7,459,888     31,187,261
Alger Equity Growth Series..........................              0    725,362,140              0    733,975,691
Zenith Equity Series................................  1,257,357,630  1,991,209,597  1,258,425,415  2,126,293,861
Davis Venture Value Series..........................              0    185,237,397              0    116,854,572
Harris Oakmark Focused Value Series.................              0    214,296,303              0     31,964,582
Loomis Sayles Small Cap Series......................              0    190,021,789              0    199,781,489
MFS Investors Trust Series..........................              0     11,284,198              0      7,002,938
MFS Research Managers...............................              0     21,960,976              0     22,135,850
FI Structured Equity Series.........................              0    742,900,662              0    369,118,968
Capital Guardian US Equity Series...................              0    411,670,595              0     19,077,661
Jennison Growth Series..............................              0    455,574,949              0     66,158,245
FI Mid Cap Opportunities Series.....................              0      5,526,468              0      2,125,906

                                   NEZF-129

NEW ENGLAND ZENITH FUND

3. MetLife Advisers, LLC (''MLA'') acts as adviser to all of the Series. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                                                             MANAGEMENT
                                                            FEES EARNED
                                                             BY MLA FOR      ANNUAL
                                                           THE SIX MONTHS  PERCENTAGE                 BASED ON
                                                               ENDED      RATES PAID TO    SERIES AVERAGE DAILY NET ASSET
SERIES                                                     JUNE 30, 2002     ADVISER                VALUE LEVELS
------                                                     -------------- ------------- ------------------------------------
State Street Research Money Market Series.................   $  526,861       0.350%    Of the first $1 billion
                                                                              0.300%    Of the next $1 billion
                                                                              0.250%    Of amounts in excess of $2 billion
State Street Research Bond Income Series..................    1,117,361       0.400%    Of the first $1 billion
                                                                              0.350%    Of the next $1 billion
                                                                              0.300%    Of the next $1 billion
                                                                              0.250%    Of amounts in excess of $3 billion
Salomon Brothers Strategic Bond Opportunities Series......      385,864       0.650%    Of all assets
Salomon Brothers U.S. Government Series...................      340,568       0.550%    Of all assets
MFS Total Return Series...................................      388,405       0.500%    Of all assets
Balanced Series...........................................      485,699       0.700%    Of the first $200 million
                                                                              0.675%    Of amounts in excess of $200 million
Alger Equity Growth Series................................    2,681,002       0.750%    Of the first $1 billion
                                                                              0.700%    Of amounts in excess of $1 billion
Zenith Equity Series (January 1, 2002--April 30, 2002) (a)    2,675,372       0.700%    Of the first $200 million
                                                                              0.650%    Of the next $300 million
                                                                              0.600%    Of the next $1.5 billion
                                                                              0.550%    Of amounts in excess of $2 billion
Davis Venture Value Series................................    3,463,405       0.750%    Of the first $1 billion
                                                                              0.700%    Of amounts in excess of $1 billion
Harris Oakmark Focused Value Series.......................    1,925,434       0.750%    Of all assets
Loomis Sayles Small Cap Series............................    1,777,314       0.900%    Of the first $500 million
                                                                              0.850%    Of amounts in excess of $500 million
MFS Investors Trust Series................................       99,926       0.750%    Of all assets
MFS Research Managers Series..............................      149,836       0.750%    Of all assets
FI Structured Equity Series...............................    1,369,826       0.700%    Of the first $200 million
                                                                              0.650%    Of the next $300 million
                                                                              0.600%    Of the next $1.5 billion
                                                                              0.550%    Of amounts in excess of $2 billion
Capital Guardian US Equity Series.........................      431,858       0.700%    Of the first $200 million
                                                                              0.650%    Of the next $300 million
                                                                              0.600%    Of the next $1.5 billion
                                                                              0.550%    Of amounts in excess of $2 billion
Jennison Growth Series....................................      440,152       0.700%    Of the first $200 million
                                                                              0.650%    Of the next $300 million
                                                                              0.600%    Of the next $1.5 billion
                                                                              0.550%    Of amounts in excess of $2 billion
FI Mid Cap Opportunities Series...........................        3,919       0.800%    Of the first $250 million
                                                                              0.750%    Of the next $500 million
                                                                              0.700%    Of amounts in excess of $750 million

(a)Prior to May 1, 2002 the management fee payable by the Zenith Equity Series had been paid to MLA. Effective May 1, 2002 there are no management fees charged to this Series.

   SUBADVISORY FEES. MLA has subcontracted day-to-day portfolio management responsibilities to each of the following subadvisers: State Street Research & Management Company, a subsidiary of MetLife, ("State Street Research") for the State Street Research Bond Income Series and State Street Research Money Market Series; Salomon Brothers Asset Management Inc. for the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap Series; Wellington Management Company, LLP for the Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Advisors, ("Davis") for the Davis Venture Value Series; Harris Associates, L.P. ("Harris") for the Harris Oakmark Focused Value Series; Massachusetts Financial Services Company ("MFS") for the MFS Investors Trust Series, MFS Total Return Series and MFS Research Managers Series; Fidelity Management & Research Company
(FMR) for the FI Mid Cap Opportunities Series and FI Structured Equity Series; Capital Guardian Trust Company (Capital Guardian) for the Capital Guardian US Equity Series; Jennison Associates LLC (Jennison) for the Jennison Growth Series. Prior to May 1, 2002 Capital Growth Management Limited Partnership served as subadviser to the Capital Growth Series. Effective May 1, 2002 the Capital Growth Series became a fund of funds investing in other Series of the Fund and was renamed Zenith Equity Series. Prior to May 1, 2002

                                   NEZF-130

NEW ENGLAND ZENITH FUND

Westpeak Investment Advisers, L.P. served as subadviser to the Westpeak Growth and Income Series. Effective May 1, 2002 Fidelity Management Research Company became subadviser to the Series and the name was changed to FI Structured Equity Series. MLA is a Delaware limited liability company. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of New England Life Insurance Company ("NELICO"), owns all of the voting interests in MLA. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Other than NELHI, each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. MLA paid each sub-adviser as shown below for providing sub-advisory services to the
Series:

                                                                    FEES EARNED BY SUBADVISERS FOR THE
SERIES                                                                SIX MONTHS ENDED JUNE 30, 2002
------                                                              ----------------------------------
State Street Research Money Market Series..........................             $  150,090
State Street Research Bond Income Series...........................                481,788
Salomon Brothers Strategic Bond Opportunities Series...............                190,488
Salomon Brothers U.S. Government Series............................                139,323
MFS Total Return Series............................................                167,759
Balanced Series....................................................                215,605
Alger Equity Growth Series.........................................              1,399,902
Capital Growth Series (January 1, 2002--April 30, 2002)............              1,543,166
Davis Venture Value Series.........................................              1,765,023
Harris Oakmark Focused Value Series................................              1,041,736
Loomis Sayles Small Cap Series.....................................                870,500
MFS Investors Trust Series.........................................                 53,294
MFS Research Managers Series.......................................                 79,912
Westpeak Growth and Income Series (January 1, 2002--April 30, 2002)                342,599
FI Structured Equity Series (May 1, 2002--June 30, 2002)...........                482,325
Capital Guardian US Equity Series..................................                263,830
Jennison Growth Series.............................................                268,934
FI Mid Cap Opportunities Series....................................                  2,694

   SERVICE AND DISTRIBUTION FEES. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Series. The fee under the Distribution Plan for each applicable class of a Series' Shares is calculated as a percentage of that portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Series for the six months ended June 30, 2002 are shown as Service and distribution fees in the Statement of Operations of the respective Series.

   EXPENSE DEFERRAL ARRANGEMENT. Pursuant to an Expense Deferral Arrangement, relating to the, Salomon Brothers U.S. Government, MFS Investors Trust, MFS Research Managers Series and FI Mid Cap Opportunities Series, MLA has agreed to pay expenses allocable to each class of shares of the Series' (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets allocable to each class as set forth below, subject to the obligation of each Series to repay MLA such expenses in future years, if any, when the Series' expenses fall below that percentage; however, no class of any Series is obligated to repay any expenses paid by MLA more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Trust and MFS Research Managers Series, five years for FI Mid Cap Opportunities Series).

                                   NEZF-131

NEW ENGLAND ZENITH FUND

MLA may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the six months ended June 30, 2002, the maximum expense ratio for each Series after giving effect to the foregoing arrangements and the amounts of expenses deferred for each Series, are as follows:

                                                 MAXIMUM EXPENSE RATIO
                                                UNDER CURRENT VOLUNTARY
                                                EXPENSE DEFERRAL AGREEMENT
        -                                       -------------------------
        SERIES                                  CLASS A  CLASS B  CLASS E
        ------                                  -------  -------  -------
        MFS Investors Trust Series.............  0.90%    1.15%    1.05%
        MFS Research Managers Series...........  0.90%     N/A     1.05%
        Salomon Brothers U.S. Government Series  0.70%     N/A     0.85%
        FI Mid Cap Opportunities Series........  0.95%    1.20%    1.10%

                                                            EXPENSES DEFERRED IN
                                        ------------------------------------------------------------
                                         1999    2000    2000    2001    2001   2002  2002    2002
                                        ------- ------ -------- ------- ------- ---- ------- -------
                                                 (SUBJECT TO REPAYMENT UNTIL DECEMBER 31,)
                                        ------------------------------------------------------------
SERIES                                   2002    2002    2003    2003    2004   2004  2005    2007
------                                  ------- ------ -------- ------- ------- ---- ------- -------
MFS Investors Trust Series............. $38,953     -- $ 87,655      -- $96,274   -- $54,614      --
MFS Research Managers Series...........  39,708     --  109,531      --  76,976   --  33,991      --
Salomon Brothers U.S. Government Series      -- $5,975       -- $19,128      -- None      --      --
FI Mid Cap Opportunities Series........      --     --       --      --      --   --      -- $23,608

For the six months ended June 30, 2002 the amount of deferred expense recovered by MLA from each Series subject to the Expense Deferral Agreement is set forth below:

                                        DEFERRED EXPENSES DEFERRED EXPENSES DEFERRED EXPENSES
                                        RECOVERED BY MLA  RECOVERED BY MLA  RECOVERED BY MLA
SERIES                                      FROM 1999         FROM 2000         FROM 2001
------                                  ----------------- ----------------- -----------------
MFS Investors Trust Series.............       None              None              None
MFS Research Managers Series...........       None              None              None
Salomon Brothers U.S. Government Series       None              None              None

4. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, MLA or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $25,000 and meeting fees of $3,500 for each meeting of the Board of Trustees, and $1,000 for each meeting of the Audit Committee. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and the New England Variable Annuity Fund I based upon a formula that takes into account among other factors, the relative net assets of each Series. Each trustee is also a manager of New England Variable Annuity Fund I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

5. ACQUISITIONS--On April 26, 2002, the New England Zenith Fund State Street Research Money Market Series (Zen-MM) acquired all of the net assets of the Metropolitan Series Fund State Street Research Money Market Portfolio (Met-MM) pursuant to a plan of reorganization approved on April 26, 2002. The acquisition was accomplished by a tax free exchange of 541,164 shares of Zen-MM Class A shares (valued at $54.1 million) in exchange for the 5,340,257 Class A shares of Met-MM outstanding (valued at $54.1 million) on April 26, 2002.

The aggregate net assets of Zen-MM and Met-MM immediately before the acquisition were $281,378,082 and $54,116,352, respectively. The aggregate net assets of Zen-MM immediately after the acquisition were $335,494,434.

On April 26, 2002, the New England Zenith Fund State Street Research Bond Income Series (Zen-BI) acquired all of the net assets of the Metropolitan Series Fund State Street Research Income Portfolio (Met-IP) pursuant to a plan of reorganization approved on April 26, 2002. The acquisition was accomplished by a tax free exchange of 5,303,552 Class A shares and 23,167 Class E Shares of Zen-BI (valued at $562.0 million and $2.5 million, respectively) in exchange for the 45,198,861 Class A shares and 196,747 Class E Shares of Met-IP outstanding (valued at $562.0 million and $2.5 million, respectively) on April 26, 2002.

The $ 564.5 million of Met-IP assets included $8.3 million of unrealized appreciation which was combined with the unrealized appreciation of Zen-BI.

The aggregate net assets of Zen-BI and Met-IP immediately before the acquisition were $371,427,913 and $564,463,688, respectively. The aggregate net assets of Zen-BI immediately after the acquisition were $935,891,601.

                                   NEZF-132

NEW ENGLAND ZENITH FUND

 TRUSTEES AND OFFICERS (UNAUDITED)


Information about the Fund's Board of Trustees appears below. Each Trustee is responsible for overseeing all seventeen Series of the Fund. There is no limit to the term a Trustee may serve. The Fund's Statement of Additional Information has further information about the Trustees and is available without charge by calling (800) 356-5015.

INTERESTED TRUSTEES

Each Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that each is an employee of MetLife, which is an affiliate of MLA, the investment adviser to the Fund.

                            CURRENT
                          POSITION(S)  POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME AND ADDRESS      AGE WITH FUND(*) HELD SINCE  DIRECTORSHIPS**
----------------      --- ------------ ----------  ---------------
Mary Ann Brown        50    Trustee       1999     Senior Vice President, of Individual Business Product
Metropolitan Life                                  Management, MetLife; President, New England Products and
Insurance Company                                  Services, New England Financial ("NEF"); Director,
501 Boylston Street                                Chairman, Chief Executive Officer and President, New
Boston, MA 02116                                   England Pension and Annuity Company; Senior Vice President,
                                                   New England Life Holdings, Inc.; Director of RGA
                                                   (reinsurance)*,Exeter Reinsurance Company, Met Life
                                                   Investors Distribution Company and National Association of
                                                   Variable Annuities; formerly, President and Chief Executive
                                                   Officer, Atlantic International Reinsurance Company;
                                                   formerly, Director, Swiss Re New Markets (reinsurance).

Anne M. Goggin        53    Trustee       1995     Chief Counsel, Individual Business, MetLife; Director,
MetLife Advisers, LLC                              Chairman of the Board and President Metropolitan Series
501 Boylston Street       Chairman of     1999     Fund, Inc. ("Met Series Fund")* since 2002; Senior Vice
Boston, MA 02116           the Board               President and General Counsel, NEF; Chair of the Board of
                                                   Managers, President and Chief Executive Officer, MLA;
                                                   Director, New England Securities Corporation ("NES");
                                                   formerly, President, General Counsel, Secretary and Clerk,
                                                   NES, 1993-1999.

NON-INTERESTED TRUSTEES

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

                           CURRENT
                         POSITION(S)  POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME AND ADDRESS     AGE WITH FUND(*) HELD SINCE  DIRECTORSHIPS**
----------------     --- ------------ ----------  ---------------
Nancy Hawthorne      51    Trustee       1995     Chairman of the Board, WorldClinic (a distance medicine
60 Hyslop Road                                    company); Director, Perini Corporation (construction)*;
Brookline, MA 02146                               Director, Avid Technologies (computer software company)*;
                                                  Director, CGU (property and casualty insurance company);
                                                  Director, Beacon Power Corporation (energy)*;Chief
                                                  Executive Officer, Clerestory LLC (corporate financial
                                                  advisor); formerly, Chief Executive Officer and Managing
                                                  Partner, Hawthorne, Krauss and Associates (corporate
                                                  financial advisor); formerly, Chief Financial Officer and
                                                  Executive Vice President, Continental Cablevision,
                                                  subsequently renamed MediaOne (a cable television company);
                                                  formerly Director, Life F/X, Inc.

Dale Rogers Marshall 65    Trustee       1995     President, Wheaton College; formerly, Academic Dean,
Wheaton College                                   Wellesley College.
26 East Main Street
Norton, MA 02766

John J. Arena        64    Trustee       1996     Formerly, Vice Chairman of the Board of Directors of Bay
330 Beacon Street                                 Banks, Inc. and President, Bay Banks Investment Management.
Boston, MA 02116

John W. Flynn        62    Trustee       1996     Formerly, Vice Chairman, Chief Financial Officer, Fleet
791 Main Street                                   Financial Group (banking).
Warren, RI 02885

John T. Ludes        65    Trustee       1996     Formerly, Vice Chairman, President and Chief Operating
57 Water Street                                   Officer, Fortune Brands/American Brands (global
Marion, MA 02738                                  conglomerate); formerly, President and CEO, Acushnet
                                                  Company (athletic equipment).

Edward A. Benjamin   64    Trustee       1999     Director, Precision Optics Corporation (optics
71 Sierra Rosa Loop                               manufacturer); Director, Coal Energy Investments &
Santa Fe, NM 87501                                Management, LLC; formerly, Partner, Ropes & Gray (law firm)
                                                  until 1999.

                                   NEZF-133

NEW ENGLAND ZENITH FUND

OFFICERS

                             CURRENT
                           POSITION(S)  POSITION(S)
NAME AND ADDRESS      AGE WITH FUND (*) HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS**
----------------      --- ------------- ----------  --------------------------------------------
John F. Guthrie, Jr.  58   Senior Vice     1995     Manager and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC       President               President, Met Series Fund, since 2002; Vice President, NEF.
501 Boylston Street
Boston, MA 02116

Peter Duffy           46      Vice         2002     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC       President               President and Treasurer, Met Series Fund, since 2002;
501 Boylston Street         Treasurer      1998     Second Vice President, NEF; formerly, Senior Vice
Boston, MA 02116                                    President, New England Funds, L.P.

Thomas M. Lenz        43      Vice         2002     Assistant General Counsel, MetLife; General Counsel and
MetLife Advisers, LLC       President               Secretary, MLA, since December 1998; Vice President and
501 Boylston Street         Secretary      1998     Secretary, Met Series Fund, since 2002; formerly, Vice
Boston, MA 02116                                    President, State Street Bank and Trust Company.

David W. Allen        45   Senior Vice     2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life           President               Vice President, Met Series Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116

Hugh McHaffie         43   Senior Vice     2002     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life           President               President, Met Series Fund; formerly, Vice President,
Insurance Company                                   Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116

Thomas C. McDevitt    46      Vice         1995     Vice President, MLA; Vice President, Met Series Fund, since
MetLife Advisers, LLC       President               2002.
501 Boylston Street
Boston, MA 02116

(*)Previous positions during the past five years with the Fund, MetLife, MLA, Metropolitan Series Fund, Inc., New England Financial, New England Funds, L.P., or NES are omitted if not materially different. The Fund's trustees also serve as managers of New England Variable Fund I, for which NES acts as principal underwriter. Ms. Goggin also serves as a Director of Metropolitan Series Fund, Inc., an investment company consisting of twenty portfolios for which MLA serves as investment adviser.
** Indicates directorships held by a trustee with a registered investment company or a company subject to the reporting requirements of the Securities exchange Act of 1934, as amended.

                                   NEZF-134

NEW ENGLAND ZENITH FUND

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY


 * The views expressed in the Management's Discussion and Analysis, for each Series, are those of the Portfolio Manager as of June 30, 2002 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

 (1) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (2) Lehman Brothers Government/Credit Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index performance has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with investment objectives similar to those of the subject Series as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (6) Russell Midcap Index(R) consists of 800 mid-capitalization stocks having an average market capitalization of $3.6 billion as of the latest reconstitution (May 31, 2002). The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (7) Russell Midcap Value Index(R) measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

 (8) Russell 2000 Index(R) consists of 2000 small market capitalization stocks having an average market capitalization of $490 million as of the latest reconstitution (May 31, 2002). The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (9) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(10) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                   NEZF-135